             As filed with the Securities and Exchange Commission on May 1, 2009

                                           REGISTRATION NOS. 033-86464/811-08862

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4

                                   ----------

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

          Pre-Effective Amendment No.      [ ]
          Post Effective Amendment No. 23  [X]
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
          Amendment No. 36                 [X]

                                   ----------

                             A.G. SEPARATE ACCOUNT A
                           (EXACT NAME OF REGISTRANT)

                     WESTERN NATIONAL LIFE INSURANCE COMPANY
                               (NAME OF DEPOSITOR)

                    2929 ALLEN PARKWAY, HOUSTON, TEXAS 77019
         (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (713) 831-3150
               (DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                   ----------


                             KATHERINE STONER, ESQ.
                   WESTERN NATIONAL LIFE INSURANCE COMPANY
                    2929 ALLEN PARKWAY, HOUSTON, TEXAS 77019
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)


                                   ----------

It is proposed that this filing will become effective:

[X]  immediately upon filing pursuant to paragraph (b) of Rule 485

[ ]  on [date] pursuant to paragraph (b) of Rule 485

[ ]  60 days after filing pursuant to paragraph (a) (1) of Rule 485

[ ]  on [date] pursuant to paragraph (a) (1) of Rule 485

                                   ----------

TITLE OF SECURITIES BEING REGISTERED: TITLE OF SECURITIES BEING REGISTERED:
Units of interests in A. G. Separate Account A of Western National Life Insurance Company under Fixed and Variable Annuity Contracts.

WESTERN NATIONAL LIFE INSURANCE COMPANY                  A.G. SEPARATE ACCOUNT A
UNITS OF INTEREST UNDER FLEXIBLE PREMIUM INDIVIDUAL                   PROSPECTUS
FIXED AND VARIABLE DEFERRED ANNUITY CONTRACTS                        MAY 1, 2009



Western National Life Insurance Company (the "Company") offers the flexible premium individual fixed and variable deferred annuity contracts (the "Contract" or "Contracts") to provide for the accumulation of Account Value on a fixed or variable basis and payment of annuity payments on a fixed and/or variable basis. The Contract permits you to invest in and receive retirement benefits in up to 4 Fixed Account Options and/or an array of Variable Account Options described in this prospectus. The Contracts are designed for use by individuals in retirement plans on a qualified or nonqualified basis; however, no new contracts are being issued since this product is no longer offered for sale.


                            VARIABLE ACCOUNT OPTIONS


AIM V.I. Capital Appreciation Fund -- Series I       VALIC Company I
AIM V.I. Diversified Income Fund -- Series I
Janus Aspen Overseas Portfolio -- Service Shares     Government Securities Fund
Janus Aspen Portfolio -- Service Shares              Growth & Income Fund
LIT Capital Growth Portfolio -- Class I Shares       International Equities Fund
MFS VIT Core Equity Series                           Money Market I Fund
Oppenheimer Capital Appreciation Fund/VA             Science & Technology Fund
Oppenheimer High Income Fund/VA                      Stock Index Fund
Oppenheimer Main Street Fund/VA
Oppenheimer Main Street Small Cap Fund/VA
Premier VIT OpCap Managed Portfolio                  VALIC Company II
Putnam VT Global Equity Fund -- Class IB Shares
Putnam VT Discovery Growth Fund -- Class IB Shares   High Yield Bond Fund
Templeton Developing Markets Fund -- Class 2         Mid Cap Value Fund
Templeton Foreign Securities Fund -- Class 2         Strategic Bond Fund


The Contract provides for a 1% Bonus to be applied to eligible Purchase Payments. Fees and charges for a variable annuity contract with a bonus, such as this Contract, are higher than fees and charges for a variable annuity contract without a bonus. The Company pays for the 1% Bonus through higher fees and charges deducted from the Contract. Any increase in Account Value that you receive in connection with the 1% Bonus may be more than offset by the higher fees and charges used by the Company to pay for the 1% Bonus.


AIG Annuity Insurance Company is in the process of changing its name to Western National Life Insurance Company. We anticipate this process will take some time to implement in all jurisdictions where we do business. We expect the name change to be completed during 2009. To begin this process we officially changed the name in our state of domicile, Texas, and have filed the name change in all other states in which we are registered.


This prospectus provides you with information you should know before investing in the Contract. This prospectus is accompanied by the current prospectuses for the mutual fund options described in this prospectus. Please read and retain each of these prospectuses for future reference. You should rely only on the information contained in this document or that we have referred you to. We have not authorized anyone to provide you with information that is different.


A Statement of Additional Information ("SAI"), dated May 1, 2009, has been filed with the Securities and Exchange Commission ("SEC") and is available along with other related materials at the SEC's internet web site (http://www.sec.gov). This SAI contains additional information about the Contract and is part of this prospectus. For a free copy, complete and return the form contained in the back of this prospectus or call 1-800-424-4990.


THE CONTRACTS ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY SIMILAR AGENCY. THEY ARE NOT A DEPOSIT OR OTHER OBLIGATION OF, NOR ARE THEY GUARANTEED OR ENDORSED BY, ANY BANK OR DEPOSITORY INSTITUTION. AN INVESTMENT IN A VARIABLE ANNUITY CONTRACT IS SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE CONTRACTS ARE NOT AVAILABLE IN ALL STATES.

                                TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----
GLOSSARY OF TERMS                                                             4
FEE TABLES                                                                    5
EXAMPLES                                                                      6
SELECTED PURCHASE UNIT DATA                                                   6
SUMMARY                                                                      11
   Fixed and Variable Options                                                11
   Death Benefit Options                                                     12
   Transfers                                                                 12
   Fees and Charges                                                          12
   Payout Options                                                            13
   Communications to the Company                                             13
   Federal Tax Information                                                   13
   Purchase Requirements                                                     13
GENERAL INFORMATION                                                          14
   About the Contract                                                        14
   About the Company                                                         14
   About A.G. Separate Account A                                             15
   About the Fixed Account                                                   15
   Units of Interest                                                         16
   Distribution of the Contracts                                             16
FIXED AND VARIABLE ACCOUNT OPTIONS                                           16
   Fixed Account Options                                                     16
   Variable Account Options                                                  17
PURCHASE PERIOD                                                              20
   Purchase Payments                                                         20
   Right to Return                                                           21
   1% Bonus                                                                  21
   Purchase Units                                                            22
   Stopping Purchase Payments                                                22
TRANSFERS BETWEEN INVESTMENT OPTIONS                                         23
   During the Purchase Period                                                23
   Policy Against Market Timing and Frequent Transfers                       23
   Communicating Transfer or Reallocation Instructions                       24
   Sweep Account Program                                                     25
   Effective Date of Transfer                                                25
   Reservation of Rights                                                     25
   Dollar Cost Averaging Program                                             25
   Portfolio Rebalancing Program                                             27
   During the Payout Period                                                  27
FEES AND CHARGES                                                             28
   Account Maintenance Fee                                                   28
   Surrender Charge                                                          28
   Market Value Adjustment                                                   29
   Premium Tax Charge                                                        30
   Separate Account Charges                                                  30
   Optional Separate Account Charges                                         31
   Other Tax Charges                                                         31
PAYOUT PERIOD                                                                31
   Fixed Payout                                                              31
   Variable Payout                                                           32
   Combination Fixed and Variable Payout                                     32
   Payout Date                                                               32
   Payout Options                                                            32

   Payout Information                                                        33
SURRENDER OF ACCOUNT VALUE                                                   33
   When Surrenders are Allowed                                               33
   Amount That May Be Surrendered                                            34
   Surrender Restrictions                                                    34
   Partial Surrender                                                         34
   Systematic Withdrawal Program                                             34
   Distributions Required By Federal Tax Law                                 35
DEATH BENEFITS                                                               35
   Beneficiary Information                                                   35
   Proof of Death                                                            35
   Special Information for Nonqualified Contracts                            36
   Important Information for Beneficiaries who Elect to Defer Payment        36
   Joint Owner Spousal Election Information                                  36
   During the Purchase Period                                                36
   During the Payout Period                                                  38
OTHER CONTRACT FEATURES                                                      38
   Change of Beneficiary                                                     38
   Cancellation -- The 10 Day "Free Look"                                    38
   We Reserve Certain Rights                                                 38
   Deferring Payments                                                        39
VOTING RIGHTS                                                                39
   Who May Give Voting Instructions                                          39
   Determination of Fund Shares Attributable to Your Account                 39
   How Fund Shares Are Voted                                                 40
FEDERAL TAX MATTERS                                                          40
   Types of Plans
   Tax Consequences in General                                               41
   Effect of Tax-Deferred Accumulations                                      43
   Paycheck Comparison                                                       44
LEGAL PROCEEDINGS                                                            44
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION                     45

GLOSSARY OF TERMS


Unless otherwise specified in this prospectus, the words "we," "us", "our," "Company," mean Western National Life Insurance Company and the words "you" and "your," unless otherwise instructed in this prospectus, mean the contract owner, annuitant or beneficiary.


Other specific terms we use in this prospectus are:

     ACCOUNT VALUE - the total sum of your Fixed Account and/or Variable Account Options that have not yet been applied to your Payout Payments.

     A.G. SEPARATE ACCOUNT A - a segregated asset account established by the Company under the Texas Insurance Code. The purpose of A.G. Separate Account A is to receive and invest your Purchase Payments and Account Value in the Variable Account Options you have selected.

     ANNUITANT - the individual, (in most cases this person is you) to whom Payout Payments will be paid. The Annuitant is also the measuring life for the Contract.

     ANNUITY SERVICE CENTER - our Annuity Service Center is located at 205 E. 10th Avenue, Amarillo, Texas 79101.

     ASSUMED INVESTMENT RATE - the rate used to determine your first monthly Payout Payment per thousand dollars of Account Value in your Variable Account Option(s).

     BENEFICIARY - the person designated to receive Payout Payments or the Account Value upon death of an Annuitant or the Owner.

     BONUS - an additional amount paid by the Company, equal to 1% of the initial Purchase Payment and certain subsequent Purchase Payments.

     CONTRACT ANNIVERSARY - the date that the Contract is issued and each yearly anniversary of that date thereafter.

     CONTRACT OWNER - the person entitled to the ownership rights as stated in this prospectus

     MUTUAL FUND OR FUND - the investment portfolio(s) of a registered open-end management investment company, which serves as the underlying investment vehicle for each Division represented in A.G. Separate Account

     MVA BAND - the name given to a specific amount of Account Value allocated to the MVA Option for an MVA Term See the "MVA Option" and "Market Value Adjustment" sections in this prospectus.

     MVA TERM - a period of time in which an amount of account Value is allocated to a guarantee period in the MVA Option. See the "MVA Option"
     section in the prospectus.

     PAYOUT PAYMENTS - the payments made to you during the Payout Period. Payout Payments may be made on a fixed Variable, or combination of fixed and variable basis.

     PAYOUT PERIOD - the time when you begin to withdraw your money in Payout Payments. This may also be called the "Annuity Period."

     PAYOUT UNIT a measuring unit used to calculate Payout Payments from your Variable Account Option. Payout Unit values will vary with the investment experience of the A.G. Separate Account A Division you have selected.

     PURCHASE PERIOD - the time between your first Purchase Payment and your Payout Period (or surrender).

     PURCHASE UNIT - a measuring unit used to calculate your Account Value during the Purchase Period. The value of a Purchase Unit will vary with the investment experience of the Separate Account Division you have selected.

     VARIABLE PAYOUT - payments to you will vary based on your investments in the Variable Account Options of A.G. Separate Account A during the Payout Period. Because the value of your Variable Account Options may vary, we cannot guarantee the amounts of the Variable Payout.

FEE TABLES

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU MAY PAY WHEN BUYING, OWNING, AND SURRENDERING THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS. STATE PREMIUM TAXES, RANGING FROM ZERO TO 3 1/2%, MAY ALSO BE DEDUCTED IF APPLICABLE.

MAXIMUM OWNER TRANSACTION EXPENSES

Maximum Surrender Charge
(As a percentage of the Purchase Payment withdrawn)...   5.00%

Surrender Charge Schedule (As a percentage of the Purchase Payment withdrawn and based on the length of time from when each Purchase Payment was received)

Years       1        2        3        4        5        6        7        8+
-----------------------------------------------------------------------------
            5%       5%       5%       4%       3%       2%       1%       0%

Transfer Fee (1)...   $25

THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING THE VARIABLE ACCOUNT OPTION FEES AND EXPENSES.

ACCOUNT MAINTENANCE FEE (2)   $30

SEPARATE ACCOUNT ANNUAL CHARGES (3)
(deducted daily as a percentage of your average Account Value)

Mortality and Expense Risk Fee.................   1.25%
Administration Fee.............................   0.15%
Optional Enhanced Death Benefit Charge.........   0.05%
Optional Annual Step-Up Death Benefit Charge...   0.10%
                                                  ----
TOTAL SEPARATE ACCOUNT ANNUAL CHARGES..........   1.55%
                                                  ====

THE NEXT TABLE SHOWS THE TOTAL OPERATING EXPENSES CHARGED BY THE MUTUAL FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH MUTUAL FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.


TOTAL ANNUAL MUTUAL FUND OPERATING EXPENSES               MINIMUM   MAXIMUM
-------------------------------------------               -------   -------
(Expenses that are deducted from the assets of a Mutual
   Fund, including management fees, distribution and/or
   service (12b-1) fees, and other expenses)                0.35%     1.77%


----------
(1) Currently, no transfer fee is imposed on transfers. The Company reserves the right to impose a fee in the future, which will not exceed the lesser of $25 or 2% of the amount transferred. See "Transfers Between Investment Options" in this prospectus.

(2) During the Purchase Period, if the Account Value on a Contract Anniversary is at least $40,000, then no Account Maintenance Fee will be deducted for that Contract Year. See "Fees and Charges" in this prospectus.

(3) Please note that a Contract Owner may only choose one of the two optional death benefits. If the more expensive of the two options were chosen, the maximum total separate account annual charges would be 1.50%. If a Contract Owner did not choose any optional features, then the maximum total separate account annual charges would be 1.40%.

EXAMPLES

These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, account maintenance fees, separate account annual charges and the Variable Account Option fees and expenses.


These examples assume that you invest a single purchase payment of $10,000 in the Contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year and assumes the maximum fees and expenses for a Variable Account Option (1.77%), and that you have chosen the Optional Annual Step-Up Death Benefit (0.10%). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


(1) If you surrender your Contract at the end of the applicable time period:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $836     $1,499    $2,032    $3,626


(2) If you annuitize or do not surrender your Contract:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $336     $1025     $1,738    $3.626


Note: These examples should not be considered representative of past or future expenses for A.G. Separate Account A or for any Mutual Fund. Actual expenses may be greater or less than those shown above. Similarly, the 5% annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance. Total Annual Mutual Fund Operating Expense information is provided by the Mutual Funds and has not been verified by us. The Operating Expense information does not include the effects of any voluntary or contractual reduction in fees; thus, the actual fees paid by a Fund may be lower than that shown above.


The sub-advisers SunAmerica Asset Management Corp. and AIG Global Investment Corp. are each affiliated with The Variable Annuity Life Insurance Company ("VALIC"), which is the Adviser to VALIC Company I and II, (formerly AIG Retirement Company I and II), due to common ownership.


SELECTED PURCHASE UNIT DATA (1)


                                                                                                                     NUMBER OF UNITS
                                                                               UNIT VALUE AT     UNIT VALUE AT END    OUTSTANDING AT
FUND NAME                                                         YEAR       BEGINNING OF YEAR        OF YEAR          END OF YEAR
---------                                                    -------------   -----------------   -----------------   ---------------
AIM VI Capital Appreciation Division 117                          2008             13.113               7.435             135,175
                                                                  2007             11.874              13.113             183,386
                                                                  2006             11.328              11.874             256,410
                                                                  2005             10.556              11.328             341,248
                                                                  2004             10.040              10.556             417,540
                                                                  2003              7.862              10.040             458,784
                                                                  2002             10.541               7.862             508,872
                                                                  2001             13.936              10.541             565.469
                                                                  2000             15.864              13.936             533,262
                                                                  1999             11.125              15.864             263,916
AIM VI Diversified Income Division 118                            2008             11.523               9.574              51,222
                                                                  2007             11.489              11.523              85,970
                                                                  2006             11.152              11.489             156,162
                                                                  2005             10.991              11.152             196,861

                                                                                                                     NUMBER OF UNITS
                                                                               UNIT VALUE AT     UNIT VALUE AT END    OUTSTANDING AT
FUND NAME                                                         YEAR       BEGINNING OF YEAR        OF YEAR          END OF YEAR
---------                                                    -------------   -----------------   -----------------   ---------------
                                                                  2004             10.613              10.991             231,712
                                                                  2003              9.853              10.613             265,111
                                                                  2002              9.769               9.853             275,418
                                                                  2001              9.565               9.769             343,758
                                                                  2000              9.633               9.565             273,246
                                                                  1999              9.961               9.633             143,977
Janus Aspen Overseas Portfolio-Service Shares Division
   142 (7)                                                        2008             19.024               8.960              35,131
                                                                  2007             15.072              19.024              47,154
                                                                  2006             10.425              15.072              63,394
                                                                  2005              8.013              10.425              68,847
                                                                  2004              6.847               8.013              74,584
                                                                  2003              5.162               6.847              81,647
                                                                  2002              7.051               5.162              98,962
                                                                  2001              9.341               7.051              78,557
                                                                  2000             10.000               9.341               2,615
                                                             11/15/2000 (2)           --               10.000
Janus Aspen Portfolio-Service Shares Division 141 (7)             2008              8.141               4.827              62,138
                                                                  2007              7.193               8.141              88,195
                                                                  2006              6.564               7.193             100,413
                                                                  2005              6.400               6.564             113,057
                                                                  2004              6.229               6.400             122,169
                                                                  2003              4.804               6.229             171,826
                                                                  2002              6.650               4.804             143,504
                                                                  2001              8.981               6.650             110,290
                                                                  2000             10.000               8.981               3,868
                                                             11/15/2000 (2)           --               10.000
MFS VIT Core Equity Series Division 143 (6)                       2008              8.574               5.143              31,954
                                                                  2007              7.824               8.574              59,642
                                                                  2006              6.972               7.824              73,894
                                                                  2005              6.954               6.972              86,864
                                                                  2004              6.271               6.954              93,941
                                                                  2003              4.993               6.271             109,343
                                                                  2002              7.202               4.993              94,261
                                                                  2001              9.547               7.202              68,795
                                                                  2000             10.000               9.547               2,914
                                                             11/15/2000 (2)           --               10.000
VC I Government Securities Division 138 (2)                       2008             16.483              17.839             276,074
                                                                  2007             15.528              16.483             361,884
                                                                  2006             15.284              15.528             484,453
                                                                  2005             15.106              15.284             686,443
                                                                  2004             14.810              15.106             890,027
                                                                  2003             14.850              14.810           1,066,805
                                                                  2002             13.443              14.850           1,410,001
                                                                  2001             12.769              13.443           1,447,442
                                                                  2000             11.470              12.769           1,372,638
                                                                  1999             11.471              11.470           1,390,591
VC I Growth & Income Division 134 (2)                             2008             17.223              10.741             297,861
                                                                  2007             16.319              17.223             363,029
                                                                  2006             14.347              16.319             464,322

                                                                                                                     NUMBER OF UNITS
                                                                               UNIT VALUE AT     UNIT VALUE AT END    OUTSTANDING AT
FUND NAME                                                         YEAR       BEGINNING OF YEAR        OF YEAR          END OF YEAR
---------                                                    -------------   -----------------   -----------------   ---------------
                                                                  2005             14.342              14.347             609,828
                                                                  2004             13.137              14.342             778,325
                                                                  2003             10.862              13.137             863,408
                                                                  2002             14.037              10.862           1,016.827
                                                                  2001             15.834              14.037           1,161,341
                                                                  2000             18.014              15.834           1,262,262
                                                                  1999             17.601              18.014           1,317,110
VC II High Yield Bond Division 147                                2008             16.706              11.317               8,022
                                                                  2007             16.699              16.706              32,979
                                                                  2006             15.076              16.699              41,956
                                                                  2005             14.257              15.076              38,517
                                                                  2004             12.477              14.257              38,303
                                                                  2003              9.736              12.477              45,204
                                                                  2002             10.057               9.736              34,960
                                                                  2001              9.623              10.057              25,788
                                                                  2000             10.000               9.623                 617
                                                             11/15/2000 (2)            --              10.000
VC I International Equities Division 135 (2)                      2008             16.591               9.259             107,067
                                                                  2007             15.471              16.591             136,751
                                                                  2006             12.750              15.471             187,286
                                                                  2005             11.053              12.750             242,590
                                                                  2004              9.512              11.053             310,419
                                                                  2003              7.441               9.512             350,102
                                                                  2002              9.293               7.441             390,455
                                                                  2001             12.080               9.293             404,541
                                                                  2000             14.814              12.080             399,335
                                                                  1999             14.268              14.814             405,200
VC I Money Market I Division 132 (2)                              2008             13.221              13.326              69,896
                                                                  2007             12.807              13.221             109,597
                                                                  2006             12.415              12.807             114,379
                                                                  2005             12.257              12.415             149,983
                                                                  2004             12.331              12.257             209,418
                                                                  2003             12.432              12.331             255,508
                                                                  2002             12.453              12.432             327,542
                                                                  2001             12.182              12.453             356,279
                                                                  2000             11.654              12.182             233,714
                                                                  1999             11.640              11.654             367,475
VC I Stock Index Division 133                                     2008             21.254              13.159             272,398
                                                                  2007             20.506              21.254             368,503
                                                                  2006             18.020              20.506             465,160
                                                                  2005             17.478              18.020             609,480
                                                                  2004             16.041              17.478             739,198
                                                                  2003             12.690              16.041             805,831
                                                                  2002             16.592              12.690             884,902
                                                                  2001             19.168              16.592             980,728
                                                                  2000             21.445              19.168             923,368
                                                                  1999             20.968              21.445             948,596
VC II Strategic Bond Division 146                                 2008             16.801              14.214              31,349
                                                                  2007             16.362              16.801              47,227
                                                                  2006             15.287              16.362              67,259
                                                                  2005             14.779              15.287              75,982
                                                                  2004             13.550              14.779              89,079
                                                                  2003             11.505              13.550             110,815
                                                                  2002             10.945              11.505             114,447
                                                                  2001             10.042              10.945              68,652
                                                                  2000             10.000              10.042                 104
                                                             11/15/2000 (2)            --              10.000

                                                                                                                     NUMBER OF UNITS
                                                                               UNIT VALUE AT     UNIT VALUE AT END    OUTSTANDING AT
FUND NAME                                                         YEAR       BEGINNING OF YEAR        OF YEAR          END OF YEAR
---------                                                    -------------   -----------------   -----------------   ---------------
VC II Mid Cap Value Division 145                                  2008             17.949              10.849              98,969
                                                                  2007             17.709              17.949             133,726
                                                                  2006             15.384              17.709             158,363
                                                                  2005             14.260              15.384             177,297
                                                                  2004             12.440              14.260             194,500
                                                                  2003              8.801              12.440             185,518
                                                                  2002             10.374               8.801             176,463
                                                                  2001             10.719              10.374             133,656
                                                                  2000             10.000              10.719               3,425
                                                             11/15/2000 (2)           --               10.000
VC I Science and Technology Division 144                          2008              5.112               2.722              39,665
                                                                  2007              4.405               5.112              73,877
                                                                  2006              4.221               4.405              83,944
                                                                  2005              4.143               4.221             106,864
                                                                  2004              4.168               4.143             118,037
                                                                  2003              2.791               4.168             112,137
                                                                  2002              4.734               2.791             115,630
                                                                  2001              8.164               4.734              85,396
                                                                  2000             10.000               8.164               3,332
                                                             11/15/2000 (2)           --               10.000
Oppenheimer Capital Appreciation/VA Division 112                  2008             15.267               8.200             255,636
                                                                  2007             13.565              15.267             338,729
                                                                  2006             12.745              13.565             436,132
                                                                  2005             12.298              12.745             564,115
                                                                  2004             11.664              12.298             659,195
                                                                  2003              9.034              11.664             718,257
                                                                  2002             12.527               9.034             781,319
                                                                  2001             14.534              12.527             833,068
                                                                  2000             14.773              14.534             628,004
                                                                  1999             10.557              14.773             318,642
Oppenheimer High Income/VA Division 114                           2008             13.311               2.799              54,818
                                                                  2007             13.515              13.311             111,416
                                                                  2006             12.526              13.515             145,731
                                                                  2005             12.416              12.526             197,930
                                                                  2004             11.556              12.416             241,911
                                                                  2003              9.455              11.556             273,109
                                                                  2002              9.825               9.455             281,951
                                                                  2001              9.772               9.825             311,386
                                                                  2000             10.296               9.772             203,317
                                                                  1999             10.012              10.296             125,894
Oppenheimer Main Street Fund/VA Division 111                      2008             13.225               8.023             356,636
                                                                  2007             12.845              13.225             508,846
                                                                  2006             11.326              12.845             720,347
                                                                  2005             10.838              11.326             971,523
                                                                  2004             10.042              10.838           1,139,814
                                                                  2003              8.037              10.042           1,233,050
                                                                  2002             10.038               8.037           1,309,561
                                                                  2001             11.333              10.038           1,455,720
                                                                  2000             12.599              11.333           1,145,141
                                                                  1999             10.499              12.599             562,532
Oppenheimer Main Street Small Cap/VA Division 113                 2008             21.206              12.999              64,136
                                                                  2007             21.772              21.206             104,824
                                                                  2006             19.201              21.772             147,076
                                                                  2005             17.715              19.201             188,711
                                                                  2004             15.045              17.715             237,948
                                                                  2003             10.569              15.045             252,075

                                                                                                                     NUMBER OF UNITS
                                                                               UNIT VALUE AT     UNIT VALUE AT END    OUTSTANDING AT
FUND NAME                                                         YEAR       BEGINNING OF YEAR        OF YEAR          END OF YEAR
---------                                                    -------------   -----------------   -----------------   ---------------
                                                                  2002             12.723              10.569             270,490
                                                                  2001             12.952              12.723             274,678
                                                                  2000             16.085              12.952             244,322
                                                                  1999             11.131              16.085              94,772
Premier VIT OpCap Managed Portfolio Division 139 (2)              2008             20.182              13.976             438,404
                                                                  2007             19.864              20.182             540,960
                                                                  2006             18.372              19.864             695,287
                                                                  2005             17.697              18.372             909,211
                                                                  2004             16.204              17.697           1,085,163
                                                                  2003             13.498              16.204           1,250,289
                                                                  2002             16.470              13.498           1,399,143
                                                                  2001             17.568              16.470           1,604,376
                                                                  2000             16.234              17.568           1,547,167
                                                                  1999             16.039              16.234           1,795,075
Putnam VT Global Equity Fund Class IB Shares Division 149         2008              9.597               5.171               9,524
                                                                  2007              8.928               9.597              26,820
                                                                  2006              7.349               8.928              34,168
                                                                  2005              6.851               7.349              32,707
                                                                  2004              6.112               6.851              33,642
                                                                  2003              4.797               6.112              36,218
                                                                  2002              6.269               4.797              44,163
                                                                  2001              9.053               6.269              38,471
                                                                  2000             10.000               9.053
                                                             11/15/2000 (2)           --               10.000
Putnam VT Discovery Growth Fund IB Shares Division 148            2008              6.932               3.875              21,603
                                                                  2007              6.373               6.932              39,960
                                                                  2006              5.819               6.373              58,463
                                                                  2005              5.503               5.819              69,298
                                                                  2004              5.188               5.503              65,500
                                                                  2003              3.986               5.188              84,733
                                                                  2002              5.741               3.986              96,661
                                                                  2001              8.413               5.741              73,749
                                                                  2000             10.000               8.413               3,919
                                                             11/15/2000 (2)           --               10.000
Templeton Developing Markets Fund Class 2 Division 115 (3)        2008             33.969              16.233              23,237
                                                                  2007             26.753              33.969              29,148
                                                                  2006             21.182              26.753              46,674
                                                                  2005             16.858              21.182              60,954
                                                                  2004             13.709              16.858              72,655
                                                                  2003              9.088              13.709              72,312
                                                                  2002              9.231               9.088              86,857
                                                                  2001             10.186               9.231              95,374
                                                                  2000             15.200              10.186              86,818
                                                                  1999             10.058              15.200              46,150
Templeton Foreign Securities Fund Class 2 Division 116 (4)        2008             17.864              10.531              40,349
                                                                  2007             15.693              17.864              73,921
                                                                  2006             13.105              15.693             104,437
                                                                  2005             12.064              13.105             137,142
                                                                  2004             10.323              12.064             166,088
                                                                  2003              7.918              10.323             174,369
                                                                  2002              9.861               7.918             188,788
                                                                  2001             11.907               9.861             199,041
                                                                  2000             12.369              11.907             189,296
                                                                  1999             10.179              12.369              88,398

                                                                                                                     NUMBER OF UNITS
                                                                               UNIT VALUE AT     UNIT VALUE AT END    OUTSTANDING AT
FUND NAME                                                         YEAR       BEGINNING OF YEAR        OF YEAR          END OF YEAR
---------                                                    -------------   -----------------   -----------------   ---------------
LIT Capital Growth Division 136 (2)(5)                            2008             23.646              11.893             234,985
                                                                  2007             20.506              23.646             296,684
                                                                  2006             20.219              20.506             389,055
                                                                  2005             18.998              20.219             494,999
                                                                  2004             18.001              18.998             600,653
                                                                  2003             14.336              18.001             690,881
                                                                  2002             21.537              14.336             783,530
                                                                  2001             31.887              21.537             879,285
                                                                  2000             35.992              31.887             887,930
                                                                  1999             34.229              35.992             814,202


----------
(1) The Selected Purchase Unit Data does not include the purchase of any optional death benefits.


(2) On December 23, 1999, the mutual funds in which Divisions 1-7 of A.G. Separate Account A invested were replaced by seven similar substitute mutual funds. Accordingly, the Selected Purchase Unit Data for Divisions 1-7 is shown for the period of December 23, 1999 through December 31, 1999 and is based on the new purchase unit values of Divisions 1-7 which were calculated on December 23, 1999. Additionally, we now identify December 23, 1999 as the inception date for the replacement Divisions. See the "About A.G. Separate Account A" section in this prospectus.



 (3) Effective May 1, 2000 the Templeton Developing Markets Fund merged with the Templeton Developing Markets Equity Fund. At the same time as the merger, the Templeton Developing Markets Fund changed its name to the Templeton Developing Markets Securities Fund. Accordingly, the Templeton Developing Markets Fund was renamed the Templeton Developing Markets Securities Fund. The Selected Purchase Unit Data for the Division through December 31, 1999, reflects units of the Templeton Developing Markets Fund.



(4) Effective May 1, 2002, the Templeton International Securities Fund changed its name to the Templeton Foreign Securities Fund. Accordingly, the Templeton International Securities Fund was renamed the Templeton Foreign Securities Fund. Effective May 1, 2000, the Templeton International Fund merged with the Templeton International Equity Fund. At the same time as the merger, the Templeton International Fund changed its name to the Templeton International Securities Fund. Accordingly, the Templeton International Fund was renamed the Templeton International Securities Fund. The Selected Purchase Unit Data for the Division through December 31, 1999, reflects units of the Templeton International Fund.


(5) On August 15, 2006, Van Kampen LIT Emerging Growth changed its name to Van Kampen LIT Strategic Growth. On May 1, 2008 the name changed to LIT Capital Growth Portfolio.


(6) On May 1, 2007, MFS VIT Capital Opportunities changed its name to MFS VIT Core Equity Series.



(7) On May 1, 2009, Janus Aspen Large Cap Growth changed its name to Janus Aspen Portfolio, and Janus Aspen International Growth Portfolio changed to Janus Aspen Overseas Portfolio.


Financial statements of A.G. Separate Account A are included in the SAI, which is available upon request. Purchase units shown are for a Purchase Unit outstanding throughout the year under a representative contract of the type invested in each column shown.

SUMMARY

The Contract is a combination fixed and variable annuity that offers you a wide choice of investment options and flexibility. A summary of the Contract's major features is presented below. For a more detailed discussion of the Contract, please read the entire prospectus carefully.

FIXED AND VARIABLE OPTIONS


The Contract offers a choice of several Fixed and Variable Account Options. "Fixed Account Options" are sub-accounts, that are part of the general account assets of the Company, into which your Purchase Payments and Account Value may be allocated to fixed investment options. Currently, there are four Fixed Account Options: the One Year Fixed Account Option; the DCA One Year Fixed Account Option; the DCA Six Month Fixed Account Option; and the MVA Option. The Fixed Account Options are invested in accordance with applicable state regulations and guaranteed to earn at least a minimum rate of interest. "Variable Account Options" are investment options that correspond to Separate Account Divisions offered by the Contract. Investment returns on Variable Account Options may be positive or negative depending on the investment performance of the underlying Mutual Fund. See the "Fixed and Variable Account Options" and "Dollar Cost Averaging Program" sections of this prospectus.

DEATH BENEFIT OPTIONS

At the time that your Contract is issued you may choose the Enhanced Death Benefit or the Annual Step-Up Death Benefit, in place of the Standard Death Benefit offered in the Contract. There will be a charge for choosing the Enhanced Death Benefit or the Annual Step-Up Death Benefit. There is no charge for the Standard Death Benefit. See the "Death Benefit" section and the "Fees and Charges" section in this prospectus.

TRANSFERS

You may transfer money in your account among the Contract's investment options free of charge. We reserve the right, however, to impose a fee that will not exceed the lesser of $25 or 2% of the amount transferred for each transfer which will be deducted from the amount transferred. Transfers during the Purchase Period are permitted as follows:

-    You may transfer your Account Value among the Variable Account Options;

- You may transfer your Account Value from the One Year Fixed Account Option to one or more Variable Account Options; and

- You may transfer your Account Value from one or more Variable Account Options into the One Year Fixed Account Option, subject to a six month waiting period following any transfer of Account Value from the One Year Fixed Account Option into one or more Variable Account Options. (For example, if you make a transfer of Account Value from the One Year Fixed Account Option into the Stock Index Fund Division 5 on January 3 of a Contract Year, you will not be allowed to transfer the Account Value in the Stock Index Fund Division 5 back into the One Year Fixed Account Option until June 3 of such Contract Year.)

Once you begin receiving payments from your account (in the Payout Period), you may still transfer funds among the Variable Account Options and from the Variable Account Options to the One Year Fixed Account Option.

You cannot transfer amounts you have invested in the MVA Option to another investment option during an MVA Term without the application of a Market Value Adjustment. See the "MVA Option" and "Market Value Adjustment" sections of this prospectus for more information. Transfers can be made by calling the Company's toll-free transfer service at 1-800-424-4990. For more information on account transfers, see the "Transfers Between Investment Options" section in this prospectus.

FEES AND CHARGES

ACCOUNT MAINTENANCE FEE

On each Contract Anniversary, the Company deducts an Account Maintenance Fee of $30 from your Account Value. The fee is deducted proportionately from each investment option. During the Purchase Period, if the Account Value on a Contract Anniversary is at least $40,000, the Company will waive the fee for that Contract Year. More information on Fees may be found in this prospectus under the headings "Fees and Charges" and "Fee Table."

SURRENDER CHARGE

Under some circumstances a surrender charge is deducted from your account. These situations are discussed in detail in the section of this prospectus entitled "Fees and Charges -- Surrender Charge." When this happens the surrender charge is computed as a percent of the total Purchase Payments withdrawn based on the length of time from when each Purchase Payment was received up to a maximum of 5.0% of Purchase Payments.

Withdrawals from the MVA Option prior to the end of the applicable MVA Term will also be subject to a Market Value Adjustment unless an exception applies. This may increase or reduce the amount withdrawn. However, the Market Value Adjustment will not reduce the amount invested in the MVA Option below the guaranteed amount. See the "MVA Option" and "Market Value Adjustment" sections of this prospectus for more information.

Withdrawals are always subject to federal tax restrictions, which generally include a tax penalty on withdrawals made prior to age 59 1/2.

PREMIUM TAX CHARGE

Premium taxes ranging from zero to 3 1/2% are currently imposed by certain states and municipalities on Purchase Payments made under the Contract. For a detailed discussion on timing and deduction of premium taxes see the section of this prospectus entitled "Fees and Charges -- Premium Tax Charge."

SEPARATE ACCOUNT CHARGES

If you choose a Variable Account Option you will incur a mortality and expense risk fee and an administration fee. We take these charges from your Variable Account Options on a daily basis. These charges are at annualized rates of 1.25% and 0.15%, respectively.

OPTIONAL SEPARATE ACCOUNT CHARGES

If you choose one of the optional death benefits you will incur additional charges which we take from your Variable Account Options on a daily basis. More information on the Optional Separate Account Charges can be found in the "Fee Table" and the "Fees and Charges" sections in this prospectus.

PAYOUT OPTIONS

When you withdraw your money, you can select from several payout options: an annuity (which guarantees payment for as long as you live), periodic withdrawals and systematic withdrawals. More information on payout options can be found in the "Payout Period" section of this prospectus.

COMMUNICATIONS TO THE COMPANY

You should include, in communications to the Company, your Contract number, your name, and, if different, the Annuitant's name. You may direct communications to the Annuity Service Center address shown on the inside back cover of this prospectus. We will consider communications to be received at our Annuity Service Center on the date we actually receive them, if they are in the form described in this prospectus. See "Transfers Between Investment Options -- Communicating Transfer or Reallocation Instructions" in this prospectus.

FEDERAL TAX INFORMATION

Although deferred annuity contracts such as the Contract can be purchased with after-tax dollars, they are also used in connection with retirement programs which receive favorable tax treatment under federal law. Thus, a deferred annuity contract generally does not provide additional tax deferral beyond the tax-qualified retirement plan or program itself. Annuities, custodial accounts and trusts used to fund tax-qualified retirement plans and programs (such as those established under Internal Revenue Code ("Code") sections 403(b) or 401(k) and Individual Retirement Accounts ("IRAs") generally defer payment on taxes and earnings until withdrawal. If you are considering an annuity to fund a tax-qualified plan or program, you should know that an annuity generally does not provide additional tax deferral beyond the tax-qualified plan or program itself. Annuities, however, may provide other important features and benefits such as the income payout option, which means that you can choose to receive periodic payments for the rest of your life or for a certain number of years, and a minimum guaranteed death benefit, which protects your Beneficiaries if you die before you begin the income payout option. Separate Account fees are charged for these benefits, as described in the "Fees and Charges" section of this prospectus. For a more detailed discussion of these income tax provisions, see the "Federal Tax Matters" sections of this prospectus and of the SAI.

PURCHASE REQUIREMENTS

The minimum initial Purchase Payment for Non-Qualified Contracts is $5,000 and for Qualified Contracts is $2,000. The minimum subsequent Purchase Payment is $1,000 for nonqualified Contracts and $250 for Qualified Contracts.

The minimum amount per a preauthorized debit Purchase Payment under the Automatic Check Option is $50. More information about the Automatic Check Option can be found in the "Purchase Period" section of this prospectus.

At the time that your initial Purchase Payment is made, the Company will credit an additional 1% of the amount as a Bonus. Any subsequent Purchase Payments of at least $5,000 for Non-Qualified Contracts and $2,000 for Qualified Contracts will also be credited with an additional 1% of the amount as a Bonus (subject to state regulatory approval). For more information on the 1% Bonus and on Purchase Payments, see the "Purchase Period" section in this prospectus.

From time to time the Company may change the minimum amount necessary to establish a new MVA Option guarantee period (an "MVA Band"). For more information on the MVA Band, see the "MVA Option" and "Market Value Adjustment" sections in this prospectus.

RIGHT TO RETURN

You may return your Contract by mailing it directly to the Annuity Service Center or returning it to the registered representative through whom you purchased the Contract within 10 days after you receive it, unless your state permits a longer period. We will then return to you:

- Your Purchase Payment, adjusted to reflect investment experience and any Fees and Charges which have been deducted; or

-    In certain states, your entire Purchase Payment as required by state law.

See the "Purchase Period -- Right to Return" and "Purchase Period -- 1% Bonus" sections in this prospectus for information on how the 1% Bonus is impacted by the Right to Return.

GENERAL INFORMATION

ABOUT THE CONTRACT

The Contract was developed to help you save money for your retirement. It offers a combination of fixed and variable options that you can invest in to help you reach your retirement savings goals. Your contributions to the Contract can come from different sources, such as payroll deductions or money transfers. Your retirement savings process with the Contract will involve two stages: the Purchase Period and the Payout Period. The first is when you make contributions into the Contract called "Purchase Payments." The second is when you receive your retirement payouts. For more information, see "Purchase Period" and "Payout Period."

You may choose, depending upon your retirement savings goals, your personal risk tolerances, and your retirement plan, to invest in the Fixed Account Options and/or the Variable Account Options described in this prospectus. When you decide to retire, or otherwise withdraw your money, you can select from a wide array of payout options including both fixed and variable payments. In addition, this prospectus will describe for you all fees and charges that may apply to your participation in the Contract.

ABOUT THE COMPANY


We are a life insurance company organized on July 5, 1944 and located in the State of Texas. Our main business is issuing and offering fixed and variable retirement annuity contracts, like the Contract. Our principal offices are located at 2929 Allen Parkway, Houston, Texas 77019. Our Annuity Service Center is located at 205 E. 10th Avenue, Amarillo, Texas 79101. The address to send any Purchase Payments and sums payable to the Company under the Contract is: Western National Life Insurance Company, P.O. Box 1792, Amarillo, TX, 79105, if sent by mail; and c/o Amarillo National Bank, Lockbox 1792, 410 S. Taylor, Amarillo, TX, 79101, if sent by overnight delivery. The Company primarily distributes its annuity contracts through financial institutions, general agents, and specialty brokers.

On February 25, 1998, the Company became an indirect, wholly-owned subsidiary of AIG Life Holdings (US), Inc. ("AIGLH") (formerly American General Corporation), a Texas corporation. On this date the Company changed its name from Western National Life Insurance Company to American General Annuity Insurance Company. On August 29, 2001, AGC was acquired by American International Group, Inc. ("AIG"), a Delaware corporation. As a result, the Company is an indirect, wholly-owned subsidiary of AIG.


Subsequently, on March 1, 2002, the Company changed its name from American General Annuity Insurance Company to AIG Annuity Insurance Company.


On March 20, 2009 the company changed its name to Western National Life Insurance Company in Texas and is in the process of changing the name in all states. The process should be concluded in mid 2009. On March 4, 2009, AIG issued and sold to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the "Trust"), 100,000 shares of AIG's Series C Perpetual, Convertible, Participating Preferred Stock (the "Stock"). The Stock has preferential liquidation rights over AIG common stock, and, to the extent permitted by law, votes with AIG's common stock on all matters submitted to AIG's shareholders. The Trust has approximately 79.9% of the aggregate voting power of AIG's common stock and is entitled to approximately 79.9% of all dividends paid on AIG's common stock, in each case treating the Stock as if converted. The Stock will remain outstanding even if the Credit Facility is repaid in full or otherwise terminates.


For more information about the Company, see the SAI.

ABOUT A.G. SEPARATE ACCOUNT A

When you direct money to the Contract's Variable Account Options, you will be sending that money through A.G. Separate Account A. You do not invest directly in the Mutual Funds made available in the Contract. A.G. Separate Account A invests in the Mutual Funds on behalf of your account. A.G. Separate Account A is made up of what we call "Divisions." Several Divisions are available and represent the Variable Account Options in the Contract. Each of these Divisions invests in a different Mutual Fund made available through the Contract. The earnings (or losses) of each Division are credited to (or charged against) the assets of that Division, and do not affect the performance of the other Divisions of A.G. Separate Account A.

On December 23, 1999, the Mutual Funds in which Divisions 1-7 of A.G. Separate Account A invested were replaced by seven similar substitute Mutual Funds, as follows: Credit Suisse Growth and Income Portfolio (Division 1) was replaced by Growth & Income Fund; Credit Suisse International Equity Portfolio (Division 2) was replaced by International Equities Fund; EliteValue Portfolio (Division 3) was replaced by OCCAT Managed Portfolio; American General U.S. Government Securities Portfolio (Division 4) was replaced by Government Securities Fund; State Street Global Advisors Growth Equity Portfolio (Division 5) was replaced by Stock Index Fund; State Street Global Advisors Money Market Portfolio (Division 6) was replaced by Money Market I Fund; and Van Kampen Emerging Growth Portfolio (Division 7) was replaced by Van Kampen LIT Strategic Growth Portfolio.

The Company established A.G. Separate Account A on November 9, 1994 under Texas insurance law. Prior to May 1, 1999, A.G. Separate Account A was known as AGA Separate Account A. Prior to May 1, 1998, AGA Separate Account A was known as WNL Separate Account A. A.G. Separate Account A is registered with the SEC as a unit investment trust under The Investment Company Act of 1940 ("1940 Act"). Units of interest in A.G. Separate Account A are registered as securities under the Securities Act of 1933 ("1933 Act").

A.G. Separate Account A is administered and accounted for as part of the Company's business operations. However, the income, capital gains or capital losses, whether or not realized, of each Division of A.G. Separate Account A are credited to or charged against the assets held in that Division without regard to the income, capital gains or capital losses of any other Division or arising out of any other business the Company may conduct. In accordance with the terms of the Contract, A.G. Separate Account A may not be charged with the liabilities of any other Company operation. The Texas Insurance Code requires that the assets of A.G. Separate Account A attributable to the Contract be held exclusively for the benefit of the Contract Owner, annuitants, and beneficiaries of the Contract. The commitments under the Contracts are the Company's, and AIG and AIGLH have no legal obligation to back those commitments.

ABOUT THE FIXED ACCOUNT

When you direct money to the Contract's Fixed Account Options, it will become part of the Company's general assets (except in certain states where allocations to the MVA Option must be allocated to a separate account of the Company). These assets are invested in accordance with applicable state regulations and our obligations for the Fixed Account are legal obligations of the Company. Our general assets support these obligations. These general assets also support our obligations under other annuity contracts we issue. See the "Purchase Period -- Choosing Investment Options" section in this prospectus.


With the MVA Option, a Market Value Adjustment may increase or reduce the Account Value in this Fixed Account Option. See the "MVA Option" and "Market Value Adjustment" sections in this prospectus for additional information.

UNITS OF INTEREST

Your investment in a Division of A.G. Separate Account A is represented by units of interest issued by A.G. Separate Account A. On a daily basis, the units of interest issued by A.G. Separate Account A are revalued to reflect that day's performance of the underlying Mutual Fund minus any applicable fees and charges to A.G. Separate Account A.

DISTRIBUTION OF CONTRACTS

The Contracts are sold by licensed insurance agents who are registered representatives of broker-dealers which are members of the Financial Industry Regulatory Authority ("FINRA"), unless such broker-dealers are exempt from the broker-dealer registration requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act"). The principal underwriter and distributor for A.G. Separate Account A is American General Distributors, Inc. ("AGDI"), an affiliate of the Company, located at 2929 Allen Parkway, Houston TX, 77019. AGDI was formerly known as A.G. Distributors, Inc. In the States of Florida and Illinois, AGDI is known as American General Financial Distributors of Florida, Inc. and American General Financial Distributors of Illinois, Inc., respectively. AGDI was organized as a Delaware corporation on June 24, 1994, and is a registered broker-dealer under the 1934 Act, and a member of FINRA. For more information about the Distributor, see the SAI.

The broker-dealers who sell the Contracts will be compensated for such sales by commissions ranging up to 7% of each Purchase Payment. These commissions are paid by the Company and do not result in any charge to Contract Owners or to A.G. Separate Account A in addition to the charges described under the "Fees and Charges" section in this prospectus.

The Company and AGDI may enter into marketing and/or sales agreements with certain broker-dealers where these broker-dealers and/or their affiliates, work with the Company and AGDI in the promotion and marketing of the Contracts. These arrangements do not result in any charge to Contract Owners or to A.G. Separate Account A in addition to the charges described under the "Fees and Charges"
section in this prospectus.

FIXED AND VARIABLE ACCOUNT OPTIONS

There are several Fixed and Variable investment options offered under the Contract. The Funds that underlie the Variable Account Options are registered as investment companies under and are subject to regulation of the 1940 Act. The Fixed Account Options are not subject to regulation under the 1940 Act and are not required to be registered under the 1933 Act. As a result, the SEC has not reviewed data in this prospectus that relates to the Fixed Account Options. However, federal securities law does require such data to be accurate and complete.

FIXED ACCOUNT OPTIONS

Each of the Fixed Account Options is part of the Company's general assets. The MVA Option may be invested in either the general assets of the Company or in a separate account of the Company, depending on state requirements. You may allocate all or a portion of your Purchase Payment to the Fixed Account Options listed in the "Summary" section appearing in this prospectus. Purchase Payments you allocate to these Fixed Account Options are guaranteed to earn at least a minimum rate of interest. Interest is paid on each of the Fixed Account Options at declared rates, which may be different for each option. With the exception of a Market Value Adjustment which generally will be applied to withdrawals or transfers from an MVA Option prior to the end of the MVA Term, as explained below, we bear the entire investment risk for the Fixed Account Option. All Purchase Payments and interest earned on such amounts in your Fixed Account Option will be paid regardless of the investment results experienced by the Company's general assets.

FIXED ACCOUNT OPTIONS

One Year Guarantee Period ("One Year Fixed Account")             Guaranteed current interest income
DCA One Year Guarantee Period ("DCA One Year Fixed Account")     Guaranteed current interest income
DCA Six Month Guarantee Period ("DCA Six Month Fixed Account")   Guaranteed current interest income
Market Value Adjustment Guarantee Period ("MVA Option")          Multi-year guaranteed interest income
                                                                 (May not be available in all states)

NON-MVA FIXED ACCOUNT OPTIONS

The Contract offers three Fixed Account Options that are not associated with the MVA Option. These three Non-MVA Fixed Account Options are the One Year Fixed Account, the DCA One Year Fixed Account and the DCA Six Month Fixed Account.

The DCA One Year Fixed Account Option and the DCA Six Month Fixed Account Option are used exclusively in connection with the Dollar Cost Averaging Program. See the "Dollar Cost Averaging Program" section of this prospectus.

MVA OPTION

The MVA Option is a Fixed Account Option where all or a portion of your Account Value is placed in one or more separate MVA Bands for specific MVA Terms. Each additional allocation to the MVA Option is allocated to a separate MVA Band for a separate MVA Term. For example, let's say that on September 1, 2001, you allocate a portion of Account Value ("September 1 Account Value") to the MVA Option, for a specified period of time offered by the Company, and at a declared interest rate guaranteed by the Company. Then on September 2, 2001, you allocate additional Account Value ("September 2 Account Value") to the MVA Option, for a specified period of time offered by the Company, and at a declared interest rate guaranteed by the Company. The September 1 Account Value and the September 2 Account Value are considered 2 separate and distinct MVA Bands. Each MVA Band must remain in the MVA Option for the specific amount of time we offered, which is called the MVA Term. (For example, the Company may offer a five year MVA Term.) If Account Value is withdrawn from an MVA Band before the MVA Term ends, then a Market Value Adjustment will apply. The minimum amount to establish a new MVA Band may be changed from time to time. The MVA Option may not be available in all states. See the "Market Value Adjustment" section in this prospectus.

VARIABLE ACCOUNT OPTIONS

You may allocate all or a portion of your Purchase Payments to the Variable Account Options listed in this prospectus. A complete discussion of each of the Variable Account Options may be found in the "Summary" and "Variable Account Options" sections in this prospectus. Based upon a Variable Account Option's Purchase Unit Value your account will be credited with the applicable number of Purchase Units. The Purchase Unit Value of each Variable Account Option will change daily depending upon the investment performance of the underlying fund (which may be positive or negative) and the deduction of A.G. Separate Account A charges. See the "Fees and Charges" section in this prospectus. Because Purchase Unit Values change daily, the number of Purchase Units your account will be credited with for subsequent Purchase Payments will vary. Each Variable Account Option bears its own investment risk. Therefore, the value of your account may be worth more or less at retirement or withdrawal.

             FUND NAME                                 INVESTMENT OBJECTIVE                        ADVISER           SUB-ADVISER
-----------------------------------  -------------------------------------------------------  -----------------  -------------------
AIM V.I. Capital Appreciation        Growth of capital                                        Invesco Aim        --
   Fund Series I (1)                                                                          Advisors, Inc.
Janus Aspen Portfolio - Service      Seeks long-term growth of capital in a manner            Janus Capital      --
   Shares (2)                        consistent with the preservation of capital.             Management, LLC
Janus Aspen Overseas Portfolio -     Seeks long-term growth of capital.                       Janus Capital      --
   Service Shares (2)                                                                         Management, LLC
MFS(R) VIT Core Equity Series (3)    Seeks capital appreciation.                              Massachusetts      --
                                                                                              Financial
                                                                                              Services Company
Growth & Income Fund (4)             Seeks to provide long-term growth of capital and,        VALIC              SunAmerica Asset
                                     secondarily, current income through investment in                           Management Corp.
                                     common stocks and equity-related securities.
International Equities Fund (4)      Seeks to provide long-term growth of capital through     VALIC              AIG Global
                                     investments primarily in a diversified portfolio of                         Investment Corp.
                                     equity and equity related securities of foreign issuers
                                     that, as a group, the sub-adviser believes may provide
                                     investment results closely corresponding to the
                                     performance of the MSCI EAFE Index.
Stock Index Fund (4)                 Seeks long-term capital growth through investment in     VALIC              AIG Global
                                     common stocks that, as a group, are expected to provide                     Investment Corp.
                                     investment results closely corresponding to the
                                     performance of the Standard & Poor's 500(R) Index.
Mid Cap Value Fund (5)               Seeks capital growth through investment in equity        VALIC              FAF Advisors, Inc.
                                     securities of medium capitalization companies using a                       and Wellington
                                     value-oriented investment approach.                                         Management Company,
                                                                                                                 LLP
Science & Technology Fund (4)        Seeks a long-term capital appreciation through           VALIC              T. Rowe Price
                                     investment primarily in the common stocks of companies                      Associates, Inc.,
                                     that are expected to benefit from the development,                          RCM Capital
                                     advancement and use of science and technology.  Several                     Management LLC and
                                     industries are likely to be included, such as                               Wellington
                                     electronics, communications, e-commerce, information                        Management Company,
                                     services, media, life sciences and health care,                             LLP
                                     environmental services, chemicals and synthetic
                                     material, defense and aerospace, nanotechnology, energy
                                     equipment and services, and electronic manufacturing.
Oppenheimer Capital Appreciation     Seeks to achieve capital appreciation by investing in    Oppenheimer        --
   Fund/VA (7)                       securities of well-known established companies.          Funds, Inc.
Oppenheimer Main Street Fund/VA (7)  Seeks high total return (which includes growth in the    Oppenheimer        --
                                     value of its shares as well as current income) from      Funds, Inc.
                                     equity and debt related securities.
Oppenheimer Main Street Small Cap    Seeks to provide capital appreciation                    Oppenheimer        --
   Fund/VA (7)                       primarily through investments in securities of           Funds, Inc.
                                     small cap companies.
Premier VIT OpCap Managed            Growth of capital over time through investments in       OpCap Advisors     Pacific Investment
   Portfolio (6)                     common stocks, bonds and cash equivalents.               LLC                Management Company
                                                                                                                 LLC (PIMCO)

             FUND NAME                                 INVESTMENT OBJECTIVE                        ADVISER           SUB-ADVISER
-----------------------------------  -------------------------------------------------------  -----------------  -------------------
                                                                                                                 Oppenheimer Capital
                                                                                                                 LLC
Putnam VT Global Equity Fund -       Seeks capital appreciation.                              Putnam Investment  --
   Class IB Shares (8)                                                                        Management, LLC
Putnam VT Discovery Growth Fund -    Seeks long-term growth of capital.                       Putnam Investment  --
   Class IB Shares (8)                                                                        Management, LLC
Templeton Developing Markets Fund -  Seeks long-term capital appreciation. The Fund normally  Templeton Asset    --
   Class 2 (9)                       invests at least 80% of its net assets in emerging       Management Ltd.
                                     market investments.
Templeton Foreign Securities Fund -  Long-term capital growth. The Fund normally invests in   Templeton          --
   Class 2 (9)                       stocks of companies located outside the United States,   Investment
                                     including emerging markets.                              Counsel, LLC
LIT Capital Growth Portfolio -       Capital appreciation by investing in common stocks of    Van Kampen Asset   --
   Class I Shares (10)               strategic growth companies.                              Management Inc.
AIM V.I. Diversified Income Fund     Achieve a high level of current income.                  InvescoAim         --
   Series I (1)                                                                               Advisors, Inc.
Government Securities Fund (4)       Seeks high current income and protection of capital      VALIC              AIG Global
                                     through investments in intermediate and long-term U.S.                      Investment Corp.
                                     Government and government sponsored debt securities.
High Yield Bond Fund (5)             Seeks the highest possible total return and income       VALIC              AIG Global
                                     consistent with conservation of capital through                             Investment Corp.
                                     investment in a diversified portfolio of high yielding,
                                     high risk fixed-income securities. These securities
                                     are in below-investment grade junk bonds.
Strategic Bond Fund (5)              Seeks the highest possible total return and income       VALIC              AIG Global
                                     consistent with conservation of capital through                             Investment Corp.
                                     investment in a diversified portfolio of income
                                     producing securities. The fund invests in a broad
                                     range of fixed-income securities, including
                                     investment-grade bonds, U.S. government and agency
                                     obligations, mortgage-backed securities, and U.S.,
                                     Canadian, and foreign high risk, high yield bonds.
Oppenheimer High Income Fund/VA (7)  Seeks a high level of current income by investing        OppenheimerFunds,  --
                                     mainly in a diversified portfolio of high-yield, lower   Inc.
                                     grade, fixed-income securities.
Money Market I Fund (4)              Seeks liquidity, protection of capital and current       VALIC              SunAmerica Asset
                                     income through investments in short-term money market                       Management Corp.
                                     instruments.


(1)  A series of AIM Variable Insurance Funds.

(2)  A series of Janus Aspen Series -- Service Shares.

(3)  A series of MFS(R) Variable Insurance Trust.


(4)  A series of VALIC Company I.



(5)  A series of VALIC Company II.


(6)  A series of PIMCO Advisors Variable Insurance Trust.

(7)  A series of Oppenheimer Variable Account Funds.

(8)  A series of Putnam Variable Trust.

(9)  A series of Franklin Templeton Variable Insurance Products Trust.

(10) A series of Van Kampen Life Investment Trust.

A detailed description of the investment objective and strategy and more information about each Fund's fees may also be found in each Fund's current prospectus. There can be no assurance that investment objectives will be achieved.

Each of these Funds is registered as an open-end, management investment company and is regulated under the 1940 Act. For complete information about each of these Funds, including charges and expenses, you should refer to the prospectus for that Fund. Additional copies are available from the Company's Annuity Service Center at the address shown in the back of this prospectus.

Some of these Funds or their affiliates have an agreement with the Company to pay the Company for administrative and shareholder services provided to the underlying Fund. We receive payments for the administrative services we perform, such as account recordkeeping, proxy mailing and tabulation, mailing of Fund-related information and responding to inquiries about the Funds. Currently, these payments range from 0.00% to 0.25% of the market value of the assets invested in the underlying Fund as of a certain date, usually paid at the end of each calendar quarter. We may also receive what is referred to as "12b-1 fees" from some of the Funds themselves and are disclosed in a Fund's prospectus. These fees are designed to help pay for our direct and indirect distribution costs. These fees are 0.00% to 0.25% of the daily market value of the assets invested in the underlying Fund. From time to time some of these fund arrangements may be renegotiated so that we receive a greater payment than previously paid. These fee arrangements do not result in any additional charges to Contract Owners or Participants.

PURCHASE PERIOD

The Purchase Period begins when your first Purchase Payment is credited and the Contract is issued (as discussed below) and continues until you begin your Payout Period. The Purchase Period can also end when the Contract is surrendered before the Payout Period.

PURCHASE PAYMENTS


You may establish an account only through a registered representative. NO NEW APPLICATIONS ARE BEING ACCEPTED AT THIS TIME BECAUSE THE CONTRACT IS NO LONGER OFFERED FOR SALE. All Purchase Payments and sums payable to the Company under the Contract must be sent to the Company at the following addresses: Western National Life Insurance Company, P.O. Box 1792, Amarillo, TX 79105, if the Purchase Payments are sent by mail; and Amarillo National Bank, Lockbox 1792, 410 S. Taylor, Amarillo, TX 79101, if the Purchase Payments are sent by overnight delivery.


Minimum initial and subsequent Purchase Payments are as follows:

                          Initial   Subsequent
                         Purchase    Purchase
Contract Type Payment     Payment     Payment
----------------------   --------   ----------
Non-Qualified Contract    $5,000      $1,000
Qualified Contract        $2,000        $250

Subject to the maximum and minimum Purchase Payment requirements, you may make subsequent Purchase Payments and may increase or decrease or change the frequency of such payments. The maximum total Purchase Payments we will accept without our prior approval is $500,000 if the Contract is issued to you at age 74 or younger and $250,000 if the Contract is issued to you at age 75 or older.

You may select on your Contract application the Automatic Check Option. The Automatic Check Option allows you to preauthorize debits against a bank account that you indicate on the Preauthorized Debit Form to be sent in with your Contract application. The minimum amount per a preauthorized debit Purchase Payment under the Automatic Check Option is $50.

Purchase Payments are received by the Company at the address above. When an initial Purchase Payment is accompanied by a properly completed application, within 2 business days we will:

-    Accept the Application -- credit the Purchase Payment and issue a Contract;

-    Reject the Application -- return the Purchase Payment; or

- Request Additional Information -- to correct or complete the application. You must respond to our request within 5 business days after we receive your Purchase Payment and application at the address above. Then we will process the application, credit the Purchase Payment and issue a Contract within 2 business days after we receive the requested information.

In states where we are required by state law to refund an amount equal to Purchase Payments, we invest your initial Purchase Payment and any additional Purchase Payments in the Money Market Division from the date your investment performance begins until the first business day 10 days later, unless your state permits a longer period. Then we will automatically allocate your investment among the investment options you have chosen. See "Right to Return" below.

If mandated under applicable law, we may be required to reject a Purchase Payment. We may also be required to block a Contract Owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulator.

RIGHT TO RETURN

If for any reason you are not satisfied with your Contract, you may return it to the Company and receive a refund of your Purchase Payments adjusted to reflect
(1) investment experience and (2) any Fees and Charges which have been deducted. (In certain states, we will return Purchase Payments as required by state law.) To exercise your right to return your Contract, you must mail it directly to the Annuity Service Center or return it to the registered representative through whom you purchased the Contract within 10 days after you receive it, unless your state permits a longer period. The address for the Annuity Service Center is located in the back of this prospectus. Please see the "1% Bonus" section below for information on how the 1% Bonus is impacted by the Right to Return.

1% BONUS

At the time that your initial Purchase Payment is made, the Company will credit an additional 1% of the amount to your Account Value as a Bonus. Any subsequent Purchase Payments of at least $5,000 for nonqualified Contracts and $2,000 for Qualified Contracts will also be credited with an additional 1% of the amount to your Account Value as a Bonus. (The 1% Bonus will not be credited for any subsequent Purchase Payments in the States of New Jersey and Oregon.) The 1% Bonus will be applied to the Account Value pro rata by each Variable Account Option(s) and/or the One Year Fixed Account Option in the same ratio as the Purchase Payment is allocated. The Company reserves the right to limit its total payment of such Bonus to $5,000 per Contract.

Fees and charges for a variable annuity contract with a bonus, such as this Contract, are higher than fees and charges for a variable annuity contract without a bonus. The Company pays for the 1% Bonus through higher fees and charges deducted from the Contract. Any increase in Account Value that you receive in connection with the 1% Bonus may be more than offset by the higher fees and charges used by the Company to pay for the 1% Bonus.

IN ANY OF THE FOLLOWING CIRCUMSTANCES, YOU WILL NOT BE ALLOWED TO RETAIN ALL OR A PORTION OF THE 1% BONUS APPLIED TO YOUR CONTRACT:

     - IF YOU RETURN YOUR CONTRACT WITHIN THE RIGHT TO RETURN PERIOD AND THERE HAS BEEN AN INCREASE IN ACCOUNT VALUE. If this occurs, the Company will subtract the 1% Bonus from the Account Value pro rata by the One Year Fixed Account Option and each Variable Account Option in which you currently have money invested. The Company will not subtract any Account Value earned because of the 1% Bonus.

     - IF YOU RETURN YOUR CONTRACT WITHIN THE RIGHT TO RETURN PERIOD AND THERE HAS BEEN A DECREASE IN ACCOUNT VALUE. If this occurs, the Company will subtract a portion of the 1% Bonus from the Account Value pro rata by the One Year Fixed Account Option and each Variable Account Option in which you currently have money invested. You will not have the amount of money returned to you reduced due to the 1% Bonus.

     - IF YOU WITHDRAW MONEY FROM YOUR ACCOUNT VALUE WITHIN SEVEN YEARS OF A PURCHASE PAYMENT WHICH QUALIFIED FOR THE 1% BONUS, AND THE AMOUNT OF MONEY WITHDRAWN IS MORE THAN THE AMOUNT PERMITTED UNDER THE SYSTEMATIC WITHDRAWAL OPTION OR THE 10% FREE WITHDRAWAL AMOUNT. If this occurs, the Company will subtract the 1% Bonus from the Account Value pro rata by each Variable Account Option and the One Year Fixed Account Option in which you currently have money invested. The Company will not subtract any Account Value earned by the 1% Bonus.


IMPORTANT NOTES: (1) Because your Contract deducts certain fees and expenses based on Account Value, you will be charged additional amounts due to the 1% Bonus. (2) Since charges will have been assessed against the higher amount (Purchase Payments plus the 1% Bonus), it is possible that upon a withdrawal after the right to return period has expired, particularly in a declining market, you will receive less money back than you would have if you had not received the 1% Bonus.


Please see the section on "Federal Tax Matters" in this prospectus for information on how the bonus is treated by federal tax laws.

PURCHASE UNITS

A Purchase Unit is a unit of interest owned by you in your Variable Account Option. Purchase Unit values are calculated following the close of regular trading of the New York Stock Exchange (the "Exchange"), normally 4:00 p.m. Eastern time ("Market Close") (see Calculation of Purchase Unit Value below for more information.) Once we have issued your Contract and have applied your initial Purchase Payment as described above, any subsequent Purchase Payments received by the Company at the address above, before the close of the Exchange will be credited the same business day. If not, they will be calculated and credited the next business day. Purchase Unit values will vary depending on the net investment results of each of the Variable Account Options. This means the value of your Variable Account Option will fluctuate. For more information as to how PURCHASE UNIT VALUES are calculated, see the SAI.

Here is how you may calculate the value of your Fixed Account Option during the Purchase Period:

Value of Your Fixed Account Options

=    EQUALS)
     all Purchase Payments made to the Fixed Account Options

+    (PLUS)
     Amounts transferred from Variable Account Options to the Fixed Account Options

+    (PLUS)
     All interest earned

-    (MINUS)

Amounts transferred or withdrawn from Fixed Account Options (including applicable fees and charges)

----------
* Note--Your Account Value in the Fixed Account may be subject to a Market Value Adjustment under the MVA Option.

STOPPING PURCHASE PAYMENTS

Purchase Payments may be stopped at any time and may be resumed at any time before your Contract has been surrendered. The value of the Purchase Units will continue to vary. Your Account Value will continue to be subject to charges.

If your Account Value falls below $2,000, and you do not make any Purchase Payments for 180 days we reserve the right to forward to your attention, written notice that we will close your Account and pay the Account Value 90 days from the date of notice if additional Purchase Payments are not made in amounts sufficient to increase your Account Value to $2,000 or more.

TRANSFERS BETWEEN INVESTMENT OPTIONS

You may transfer all or part of your Account Value between the various Fixed Account and Variable Account Options in the Contract subject to the limitations on transfers discussed below. Transfer instructions may be made either in writing or by telephone as discussed below. Transfers may be made during the Purchase Period or during the Payout Period.

DURING THE PURCHASE PERIOD

During the Purchase Period, transfers may be made among the Contract's Variable Account Options and between the Variable Account Options and the One Year Fixed Account Option free of charge. We reserve the right to impose a fee of the lesser of $25 or 2% of the amount transferred for each transfer (which will be deducted from the amount transferred).

Transfers during the Purchase Period are permitted as follows:

     -    You may transfer your Account Value among the Variable Account
          Options;

     - You may transfer your Account Value from the One Year Fixed Account Option to one or more Variable Account Options; and/or

     - You may transfer your Account Value from one or more Variable Account Options into the One Year Fixed Account Option, subject to a six month waiting period following any transfer of Account Value from the One Year Fixed Account Option into one or more Variable Account Options. (For example, if you make a transfer of Account Value from the One Year Fixed Account Option into the Stock Index Fund Division 5 on January 3 of a Contract Year, you will not be allowed to transfer the Account Value in the Stock Index Fund Division 5 back into the One Year Fixed Account Option until June 3 of such Contract Year.)

The minimum amount to be transferred in any one transfer is $250 or the entire amount in the Variable Account Option or One Year Fixed Account Option from which the transfer is made. If a transfer request would reduce your Account Value in a Variable Account Option or the One Year Fixed Account Option below $500, we will transfer your entire Account Value in that Variable Account Option or the One Year Fixed Account Option.

Transfers from the One Year Fixed Account Option to a Variable Account Option are limited to 20%, per Contract Year, of the Account Value of the One Year Fixed Account Option. This 20% per Contract Year limit is determined as of the immediately preceding Contract Anniversary.

We currently do not permit transfers from the Variable Account Options to the DCA Fixed Account Options. Transfers from the DCA Fixed Account Options may only be made under the Dollar Cost Averaging Program. See the "Dollar Cost Averaging Program" section of this prospectus.

Withdrawals or transfers from the MVA Option are subject to a Market Value Adjustment if they occur prior to the end of the MVA Term. Each MVA Band will require a minimum transfer. From time to time the Company may change the minimum transfer amount. To learn more about the MVA Option, see the "MVA Option" and "Market Value Adjustment" sections in this prospectus.

POLICY AGAINST MARKET TIMING AND FREQUENT TRANSFERS

The Company has a policy to discourage excessive trading and market timing. Therefore, during the Purchase Period, you may make up to 20 transfers per calendar year between Account Options. Multiple transfers between Account Options on the same day will be counted as a single transfer for purposes of applying this limitation. Transfers in excess of this limit may be required to be submitted in writing by regular U.S. mail and/or you may be restricted to one transfer every 30 days. The Contracts and Accounts Options are not designed to accommodate short-term trading or market timing organizations or individuals engaged in trading strategies that include programmed transfers, frequent transfers or transfers that are large in relation to the total assets of an underlying Mutual Fund. These trading strategies may be disruptive to the underlying Mutual Funds by negatively affecting investment strategies and increasing portfolio turnover, as well as raising recordkeeping and transaction costs. Further, excessive trading harms fund investors, as the excessive trader takes security profits intended for the entire fund, in effect forcing securities to be sold to meet redemption needs. The premature selling and disrupted investment strategy causes the fund's performance to suffer, and exerts downward pressure on the fund's price per share. If we determine, in our sole discretion, that your transfer patterns among the Account Options reflect a potentially harmful strategy, we will require that transfers be submitted in writing by regular U.S. mail, to protect the other investors.

Regardless of the number of transfers you have made, we will monitor and, upon written notification, may suspend or restrict your transfer privileges, if it appears that you are engaging in a potentially harmful pattern of transfers. We will notify you in writing if you are restricted to mailing transfer requests to us via the U.S. mail service. Some of the factors we will consider include:

     -    the dollar amount of the transfer;

     - the total assets of the Variable Account Option involved in the transfer;

     -    the number of transfers completed in the current calendar quarter; or

     - whether the transfer is part of a pattern of transfers to take advantage of short-term market fluctuations.

We intend to enforce these frequent trading policies uniformly for all Contract Owners. We cannot guarantee, however, that we will be able to prevent all market timing activity or abusive trading. We make no assurances that all the risks associated with frequent trading will be completely eliminated by these policies and/or restrictions. If we are unable to detect or prevent market timing activity, the effect of such activity may result in additional transaction costs for the Variable Account Options and dilution of long-term performance returns. Thus, your Account Value may be lower due to the effect of the extra costs and resultant lower performance. We reserve the right to modify these policies at any time and will apply modifications uniformly.

COMMUNICATING TRANSFER OR REALLOCATION INSTRUCTIONS

A written instruction to transfer or reallocate all or part of your Account Value between the various investment options in the Contract should be sent to our Annuity Service Center.

Instructions for transfers or reallocations may be made by calling 1-800-424-4990. Telephone transfers will be allowed unless we have been notified not to accept such telephone instructions. In this event, we must receive written instructions in order to permit future telephone transfers to be made. Before a transfer will be made by telephone, you must give us the requested identifying information concerning your account(s).

Unless we have been instructed not to accept requests for telephone transfers, anyone may effect a telephone transfer if they furnish the requested information. You will bear any loss resulting from such instructions, whether the caller was specifically authorized by you or not.

Generally, no one may give us telephone instructions on your behalf without your written or recorded verbal consent. Financial advisors or authorized employees who have received client permission to perform a client-directed transfer of value via the telephone or Internet will follow prescribed verification procedures.

We will send you a confirmation of the completed transfer within 5 days from the date of your instruction. When you receive your confirmation, it is your duty to verify the information shown, and advise us of any errors within one business day.

You will bear the risk of loss arising from instructions received by telephone. We are not responsible for the authenticity of such instructions. Any telephone instructions which we reasonably believe to be genuine will be your responsibility. This includes losses from errors in communication. Telephone transfer instructions may not be made during the Payout Period. We reserve the right to stop telephone transfers at any time.

SWEEP ACCOUNT PROGRAM

During the Purchase Period you may elect to participate in the Sweep Account Program if your Account Value in the One Year Fixed Account Option is at least $25,000 on the date that the request for the Sweep Account Program is received by us at the Annuity Service Center. The Sweep Account Program allows you to transfer the earnings from the One Year Fixed Account Option to the Variable Account Options. The transfers can be made on an annual, semi-annual, quarterly or monthly basis. All amounts transferred must be in whole percentages, with a 10% minimum to be transferred to each selected Variable Account Option(s). There is no charge for the Sweep Account Program. We do not take into account transfers made pursuant to the Sweep Account Program in assessing any transfer fee.

EFFECTIVE DATE OR TRANSFER

The effective date of a transfer will be:


     - The date of receipt, if received at our Annuity Service Center before the close of regular trading of the Exchange on a day values are calculated; (normally, this will be Market Close); otherwise


     -    The next date values are calculated.

RESERVATION OF RIGHTS

If a transfer causes your Account Value in the One Year Fixed Account Option or a Variable Account Option to fall below $500, we may transfer the remaining Account Value in the same proportions as your transfer request.

We may defer any transfer from the One Year Fixed Account Option to the Variable Account Options for up to six months.

DOLLAR COST AVERAGING PROGRAM

You may elect the Dollar Cost Averaging Program which permits the systematic transfer of your Account Value from a Fixed Account Option or the Money Market I Division to one or more Variable Account Options, not including the Money Market I Division. By allocating amounts on a regularly scheduled basis, as opposed to allocating the total amount at one particular time, you may be less susceptible to the effect of market fluctuations. We currently provide four Fixed Account Options, two of which, the DCA One Year Fixed Account and the DCA Six Month Fixed Account, are available only for dollar cost averaging.

We determine the amount of transfers from a DCA Fixed Account Option or the Money Market I Division by dividing the Purchase Payments allocated to that DCA Fixed Account Option or the Money Market I Division by a factor based on the number of months remaining in the term. Transfers from a DCA Fixed Account Option or the Money Market I Division are only available on a monthly basis. We require that you specify each allocation to a Variable Account Option, not including the Money Market I Division, in whole percentages using a maximum of 10 Variable Account options. The minimum amount to be transferred into a Variable Account Option is 10% of the entire amount transferred.

We will transfer your entire Account Value in a DCA Fixed Account Option by the expiration of its term. The minimum amount to be transferred under the Dollar Cost Averaging Program is $250 per transfer. We currently do not permit transfers to either DCA Fixed Account Option from the Variable Account Options or the One Year Fixed Account Option. Transfers from either DCA Fixed Account Option may only be made under the Dollar Cost Averaging Program.

You may enroll in dollar cost averaging for the DCA Fixed Account Options only when you make your initial or subsequent Purchase Payments. However, you may enroll in dollar cost averaging for the Money Market I Division at any time. There is no charge for dollar cost averaging. We do not take into account transfers made pursuant to the Dollar Cost Averaging Program in assessing any transfer fee.

The chart below explains the different Account Options you may choose if you elect to participate in the Dollar Cost Averaging Program offered by the
Contract:

ACCOUNT OPTION                       FREQUENCY OF TRANSFERS           OTHER RESTRICTIONS
--------------                       ------------------------------   --------------------------------------------------------------
DCA One Year Fixed Account           Monthly, for a 12 month period   You may only participate at the time that Purchase Payments are made
DCA Six Month Fixed Account Option   Monthly, for a 6 month period    You may only participate at the time that Purchase Payments are made
Money Market Division                Monthly                          You must remain in this account option for the Dollar Cost
                                                                      Averaging Program for at least a 12 month period.

(1) You will not be permitted to transfer Account Value into a DCA Fixed Account Option once the entire Account Value has been transferred out of a DCA Fixed Account Option.

(2) The Dollar Cost Averaging Program will only apply to the Purchase Payment portion of your Account Value.

PORTFOLIO REBALANCING PROGRAM

From time to time, we will make available a portfolio rebalancing program which provides for periodic pre-authorized automatic transfers among the Variable Account Options pursuant to your written allocation instructions. We will make such transfers to maintain a specified percentage allocation of Account Value among the Variable Account Options as selected by you. We require each allocation to a Variable Account Option equal at least 1% of Account Value.

The portfolio rebalancing program will begin on the date that your request for portfolio rebalancing is received by us at the Annuity Service Center. You may select rebalancing to occur on a monthly, quarterly, semi-annual, or annual basis, and currently, all Variable Account Options are available for portfolio rebalancing. The Fixed Account Options do not participate in portfolio rebalancing.

There is no charge for portfolio rebalancing. We do not take into account transfers made pursuant to the Portfolio Rebalancing Program in assessing any transfer fee.

DURING THE PAYOUT PERIOD

During the Payout Period, transfers may be made between the Variable Account Options and from the Variable Account Options to the One Year Fixed Account Option. We will not permit transfers from any Fixed Account Option during the Payout Period. We reserve the right to impose a fee of the lesser of $25 or 2% of the amount transferred for each transfer (which will be deducted from the amount transferred). The minimum amount to be transferred during the Payout Period is $250.

Transfers during the Payout Period are permitted subject to the following limitations:

ACCOUNT
 OPTION     % OF ACCOUNT VALUE   FREQUENCY                                       OTHER RESTRICTIONS (2)
--------    ------------------   ---------                                       ----------------------
Variable:   Up to 100%           Unlimited among Variable Account Options (1).   The minimum amount to be transferred is $250 or
                                 Once per year if the transfer is made to the    the entire amount in the Variable Account Option
                                 One Year Fixed Account Option                   if less. The minimum amount which must remain in
                                                                                 the Variable Account Option after transfer is $500
                                                                                 or $0 if the entire amount of the Variable Account
                                                                                 Option is transferred.
Fixed:      Not permitted        --                                              --

(1) The Company may change the number of transfers permitted to no more than six (6) transfers per year during the Payout Period.

(2) The Company may impose a transfer fee of $25 or 2% of the amount transferred for each transfer above six (6) transfers per year.

FEES AND CHARGES

By investing in the Contract, you may be subject to these basic types of fees and charges:

     -    Account Maintenance Fee

     -    Surrender Charge

     -    Premium Tax Charge

     -    Separate Account Charges

     -    Optional Separate Account Charges

     -    Other Tax Charges

These fees and charges are explained below. For additional information about these fees and charges, see the "Fee Tables." More detail regarding Mutual Fund fees and expenses may be found in the prospectus for each Mutual Fund.

In addition to the charges listed above, certain charges which may apply to the MVA Option are discussed at the end of this section under "Market Value Adjustment."

ACCOUNT MAINTENANCE FEE

An account maintenance fee of $30 will be deducted on each Contract Anniversary from your Account Value. If all your money in the Contract is withdrawn, the fee will be deducted at that time. The fee will be assessed equally among the Variable Account and Fixed Account Options that make up your Account Value.

The account maintenance fee is to reimburse the Company for our administrative expenses for providing Variable Account and Fixed Account Options. This includes the expense for establishing and maintaining the record keeping for your Contract.

During the Purchase Period, if your Account Value on a Contract Anniversary is at least $40,000, we will waive the account maintenance fee for that Contract Year.

SURRENDER CHARGE

When you withdraw money from your account, you may be subject to a surrender charge that will be deducted from the amount withdrawn. For information about your right to surrender, see the "Surrender of Account Value" in this prospectus.

It is assumed that the most recent Purchase Payments are withdrawn first. No surrender charge will be applied unless an amount is actually withdrawn. We consider all Purchase Payments to be withdrawn before earnings are withdrawn.

We calculate the surrender charge by multiplying the applicable percentages specified in the table below by the Purchase Payments withdrawn.

We calculate the surrender charge by multiplying the applicable percentages specified in the table below by the Purchase Payments withdrawn.

Amount of Surrender Charge

A surrender charge may not be greater than:

  NUMBER OF YEARS SINCE       CHARGE AS PERCENTAGE OF
DATE OF PURCHASE PAYMENTS   PURCHASE PAYMENT WITHDRAWN
-------------------------   --------------------------
            1                            5%
            2                            5%
            3                            5%
            4                            4%
            5                            3%
            6                            2%
            7                            1%
            8+                           0%

10% FREE WITHDRAWAL

For each Contract Year after the first Contract Year, up to 10% of the Account Value, determined as of the immediately preceding Contract Anniversary (or if during the first Contract Year, the date the Contract is issued) may be withdrawn once each Contract Year without a surrender charge. The surrender charge will apply to any amount withdrawn that exceeds this 10% limit. The percentage withdrawn will be determined by dividing the amount withdrawn by the Account Value, determined as of the immediately preceding Contract Anniversary.

If a surrender charge is applied to all or part of a Purchase Payment, then your Purchase Payment (or portion thereof) will be considered withdrawn, and no surrender charge will be applied to such Purchase Payment (or portion thereof) again.

The 10% free withdrawal requires a minimum withdrawal of $100, or if less, the entire Account Value. The minimum amount which must remain in each Division in which you are invested, after a withdrawal, is $500.

EXCEPTIONS TO SURRENDER CHARGE

No surrender charge will be applied:

     -    To death benefits;

     -    To Payout Payments;

     - To surrenders (full or partial) under certain Contracts issued in connection with Code section 403(b); and

     - To partial surrenders through the Systematic Withdrawal Program, in lieu of the 10% free withdrawal, during the first Contract Year, see the "Surrender of Account Value" section of this prospectus.

Additionally, if the Extended Care Waiver Endorsement is available in your state, no surrender charge will apply to a surrender (full or partial), made during any period of time that the Contract Owner is continuously confined for 90 days or more in a hospital or state-licensed in-patient nursing facility. Confinement cannot begin until at least one year after the date that your Contract is issued. You must give us a written request for each surrender (full or partial), with proof of confinement, within 91 days of the last day that extended care was received, or while the extended care is ongoing. If the Extended Care Waiver Endorsement is available in your state, it will automatically be attached to your Contract. You do not need to elect it. There is no additional charge for the Extended Care Waiver Endorsement.

MARKET VALUE ADJUSTMENT

Under the MVA Option you may establish one or more MVA Bands with a minimum amount required to be invested in each MVA Band, as described in the "MVA Option" section of this prospectus. The Company may change the minimum from time to time. Each MVA Band will be guaranteed to receive a stated rate of interest through the end of the selected MVA Term. We guarantee that your MVA Option will earn at least the lowest minimum interest rate applicable to any of the Fixed Account Options in the Contract.

While any withdrawal from the Contract will generally be subject to a surrender charge if the amount of the withdrawal exceeds the amount of the free withdrawal amount permitted under your Contract, withdrawals or transfers from an MVA Band prior to the end of an MVA Term will always be subject to a Market Value Adjustment, unless an exception applies. The Market Value Adjustment may increase or reduce the amount withdrawn or transferred, based upon the differences in selected interest rates at the time that the MVA Band was established and at the time of the withdrawal or transfer. For example, if your MVA Term is five years, and you withdraw all or a portion of your Account Value from the MVA Band before the five year MVA Term ends, your withdrawal amount may be more or less than before the withdrawal because of the Market Value Adjustment. However, we guarantee that any reduction in the amount withdrawn or transferred will not be below the amount initially invested in the MVA Band plus the lowest minimum interest rate applicable to any of the Fixed Account Options offered under the Contract.

The Market Value Adjustment applies independently of surrender charges, and can still apply even if the withdrawal is within the free withdrawal amount. See the "Systematic Withdrawal Program" under the "Surrender of Account Value" section of this prospectus. The Market Value Adjustment will not apply upon the Contract Owner's death, or if the Contract Owner is not a natural person, upon the death of the Annuitant. The Market Value Adjustment may be waived for distributions that are required under your Contract. The Market Value Adjustment will also be waived for 30 days following the end of an MVA Term.

PREMIUM TAX CHARGE

Taxes on Purchase Payments are imposed by some states, cities, and towns. The rate will range from zero to 3 1/2%.

The timing of tax levies varies from one taxing authority to another. If premium taxes are applicable to a Contract, we will deduct such tax against Account Value in a manner determined by us in compliance with applicable state law. We may deduct an amount for premium taxes either upon:

     -    receipt of the Purchase Payments;

     -    the commencement of Payout Payments;

     -    surrender (full or partial); or

     -    the payment of death benefit proceeds.

SEPARATE ACCOUNT CHARGES

There will be a mortality and expense risk fee and an administration fee applied to A.G. Separate Account A. These are daily charges at annualized rates of 1.25% and 0.15%, respectively, on the average daily net asset value of A.G. Separate Account A. Each charge is guaranteed and cannot be increased by the Company. The mortality and expense risk fee is to compensate the Company for assuming mortality and expense risks under the Contract. The mortality risk that the Company assumes is the obligation to provide payments during the Payout Period for your life no matter how long that might be. In addition, the Company assumes the obligation to pay during the Purchase Period a death benefit. For more information about the death benefit see the "Death Benefit" section of this prospectus. The expense risk is our obligation to cover the cost of issuing and administering the Contract, no matter how large the cost may be.

The Company may make a profit on the mortality and expense risk fee and on the administration fee.

The administration fee is to reimburse the Company for our administrative expenses under the Contract. This includes the expense of administration and marketing (including but not limited to enrollment and Contract Owner education).

For more information about the mortality and expense risk fee and administration fee, see the Fee Tables in this prospectus.

OPTIONAL SEPARATE ACCOUNT CHARGES

Optional Death Benefit Charges

At the time that your Contract is issued, you may choose the Enhanced Death Benefit or the Annual Step-Up Death Benefit, in place of the Standard Death Benefit offered in the Contract. During the Purchase Period there will be an additional charge if you choose the Enhanced Death Benefit or the Annual Step-Up Death Benefit. We take these charges from your Variable Account Options on a daily basis. These charges are at annualized rates of 0.05% for the Enhanced Death Benefit or 0.10% for the Annual Step-Up Death Benefit. Each charge is guaranteed and cannot be increased by the Company. The charges for the optional death benefits are to compensate the Company for assuming the mortality risks associated with these options. The mortality risk that the Company assumes is the obligation to provide a higher death benefit payment than the Standard Death Benefit. There is no charge for the Standard Death Benefit. For more information about the optional death benefits, see the "Death Benefit" section of this prospectus.

The Company may make a profit on the optional death benefit charges. For more information on the optional death benefit charges, see the "Fee Table" in this prospectus.

OTHER TAX CHARGES

We reserve the right to charge for certain taxes (other than premium taxes) that we may have to pay. This could include federal income taxes. Currently, no such charges are being made.


Fees for plan services provided by parties other than VALIC or its affiliates maybe assessed to participant accounts upon the direction or authorization of a plan representative. Such withdrawals will be identified on applicable participant account reports.


PAYOUT PERIOD

The Payout Period begins when you decide to withdraw your money in a steady stream of Payout Payments. You select the date to begin the Payout Period, the payout date. You may apply any portion of your Account Value to one of the types of Payout Options listed below. You may choose to have your Payout Option on either a fixed, a variable, or a combination payout basis. When you choose to have your Payout Option on a variable basis, you may keep the same Variable Account Options in which your Purchase Payments were made, or transfer to different ones.

FIXED PAYOUT

Under Fixed Payout, you will receive payments from the Company. These payments are fixed and guaranteed by the Company. The amount of these payments will depend on:

     -    Type and duration of Payout Option chosen;

     -    Your age or your age and the age of your survivor(1);

     -    Your gender or your gender and the gender of your survivor(1,2);

     -    The portion of your Account Value being applied; and

     -    The payout rate being applied and the frequency of the payments.

----------
(1)  This applies only to joint and survivor payouts.

(2)  Not applicable for certain Contracts.

VARIABLE PAYOUT

With a Variable Payout, you may select from your existing Variable Account Options. Your payments will vary accordingly. This is due to the varying investment results that will be experienced by each of the Variable Account Options you selected. The Payout Unit Value is calculated just like the Purchase Unit Value for each Variable Account Option except that the Payout Unit Value includes a factor for the Assumed Investment Rate. For additional information on how Payout Payments and Payout Unit Values are calculated, see the SAI.

In determining your first Payout Payment, an Assumed Investment Rate of 3% is used. If the net investment experience of the Variable Account Option exceeds the Assumed Investment Rate, your next payment will be greater than your first payment. If the investment experience of the Variable Account Option is lower than your Assumed Investment Rate, your next payment will be less than your first payment.

COMBINATION FIXED AND VARIABLE PAYOUT

With a Combination Fixed and Variable Payout, you may choose:

     - From your existing Variable Account Options (payments will vary); with a

     -    Fixed Payout (payment is fixed and guaranteed).

PAYOUT DATE

The Payout Date is the date elected by you on which your Payout Payments will start and is subject to our approval. The Payout Date must be at least five years after the date that the Contract is issued. You may change the Payout Date subject to our approval. We will notify you of the approaching Payout Date 60 to 90 days prior to such date. Unless you select a Payout Date, we will automatically extend the Payout Date to begin at the later of when you attain age 85 or ten years after we issue the Contract. Generally, for Qualified Contracts, the Payout Date may begin when you attain age 59 1/2 or separate from service, but must begin no later than April 1 following the calendar year you reach age 70 1/2 or the calendar year in which you retire. However, the date may be later for participants in 403(b) plans. Nonqualified annuities do not have a specific age requirement. For additional information on the minimum distribution rules that apply to payments under IRA or 403(b) plans, see the "Federal Tax Matters" section in this prospectus and in the SAI.

PAYOUT OPTIONS

You may specify the manner in which your Payout Payments are made. You may select one of the following options:

     - LIFE ONLY -- payments are made only to you during your lifetime. Under this option there is no provision for a death benefit for the beneficiary. For example, it would be possible under this option for the Annuitant to receive only one payout payment if he died prior to the date of the second payment, two if he died before the third payment.

     - LIFE WITH PERIOD CERTAIN -- payments are made to you during your lifetime; but if you die before the guaranteed period has expired, your beneficiary will receive payments for the rest of your guaranteed period.

     - JOINT AND SURVIVOR LIFE -- payments are made to you during the joint lifetime of you and your joint annuitant. Upon the death of either you or your joint annuitant, payments continue during the lifetime of the survivor. This option is designed primarily for couples who require payouts during their joint lives and are not concerned with providing for beneficiaries at death of the last survivor. For example, it would be possible under this option for the Joint Annuitants to receive only one payment if both Annuitants died prior to the date of the second payment. Additionally, it would be possible for the Joint Annuitants to receive only one payment and the surviving Annuitant to receive only one payment if one Annuitant died prior to the date of the second payment and the surviving Annuitant dies prior to the date of the third payment.

For more information about Payout Options available under the Contract, see the SAI.

PAYOUT INFORMATION

Once your Payout Payments have begun, the option you have chosen may not be changed. Any one of the Variable Account Options may result in your receiving unequal payments during your life expectancy because of the investment returns of the underlying mutual funds in which the Variable Account Options are invested. If payments begin before age 59 1/2, you may suffer unfavorable tax consequences if you do not meet an exception under federal tax law. See the "Federal Tax Matters" section in this prospectus.

Your Payment Option should be selected at least 15 days before your Payout Date. If such selection is not made and state or federal law does not require the selection of the Joint and Survivor Life Option:

     -    Payments will be made under the Life with Period Certain Option;

     -    The payments will be guaranteed for a 10 year period;

     -    The payments will be based on the allocation used for your Account
          Value;

     - The One Year Fixed Account Option will be used to distribute payments to you on a Fixed Payout basis; and

     - Variable Account Options will be used to distribute payments to you on a Variable Payout basis.

Most Payout Payments are made monthly; however, Payout Payments may also be made as quarterly, semi-annual or annual installments. If you have chosen either a Fixed or Variable Payout Option and if the amount of your payment is less than $200, we reserve the right to reduce the number of payments made each year so each of your payments is at least $200. If you have chosen a combination of Fixed and Variable Payout Options and the amount of your payment is less than $100, we reserve the right to reduce the number of payments made each year so each of your payments is at least $100.

SURRENDER OF ACCOUNT VALUE

WHEN SURRENDERS ARE ALLOWED

You may withdraw all or part of your Account Value at any time before the Payout Period begins if:

     -    allowed under federal and state law; and

     -    allowed under your retirement plan.

For an explanation of charges that may apply if you surrender your Account Value, see the "Fees and Charges" section in this prospectus.

You may be subject to a 10% federal tax penalty for partial or total surrenders made before age 59 1/2, see the "Federal Tax Matters" section in this prospectus.

Delay required under applicable law. We may be required under applicable law to block a request for a surrender until we receive instructions from the appropriate regulator, due to the USA Patriot Act.

AMOUNT THAT MAY BE SURRENDERED

The amount that may be surrendered at any time can be determined as follows:

Allowed Surrender   =(EQUALS)       Your Account Value(1)
      Value                               -(MINUS)
                                  Any Applicable Surrender
                                Charge, any applicable taxes
                                and Account Maintenance Fee.

(1) Equals the Account Value next computed after your properly completed request for surrender is received at the Annuity Service Center.

There is no guarantee that the Surrender Value in a Variable Account Option will ever equal or exceed the total amount of your Purchase Payments received by us.

We will mail to you the Surrender Value within 7 calendar days after we receive your properly completed surrender request at the Annuity Service Center. However, we may be required to suspend or postpone payments if redemption of an underlying Fund's shares have been suspended or postponed. See your current Fund(s)' prospectuses for a discussion of the reasons why the redemption of shares may be suspended or postponed.

If we receive a surrender for a Purchase Payment which has not cleared the banking system, we may delay payment of that portion of your Surrender Value until the check clears.

SURRENDER RESTRICTIONS

Generally, Code section 403(b)(11) permits total or partial distributions from a 403(b) contract only on account of hardship (employee contributions only without accrued interest), attainment of age 59 1/2, separation from service, death or disability.

PARTIAL SURRENDER

You may request a partial surrender of your Account Value at any time during the Purchase Period. A partial surrender plus any surrender charge will reduce your Account Value.

To process your partial surrender, you may specify the Account Value that should be deducted from each investment option. If you fail to provide us with this information, we may deduct the partial surrender from each investment option in which your Account Value is held on a pro rata basis.

The minimum partial surrender we will allow is $500 or your entire Account Value, if less.

We reserve the right to defer the payment of a partial surrender from the One Year Fixed Account Option for up to six months. We currently do not permit partial surrenders from the DCA Fixed Account Options.

SYSTEMATIC WITHDRAWAL PROGRAM

The Systematic Withdrawal Program allows you to make withdrawals in a Contract Year of up to 10% of your Account Value without the imposition of a surrender charge. If you withdraw more than 10% of your Account Value, you will be subject to a surrender charge. Account Value, for purposes of the Systematic Withdrawal Program, is determined as of the immediately preceding Contract Anniversary or, if during the first Contract Year, the date we issue you the Contract. See the "Fees and Charges" section in this prospectus.

If within seven years of a Purchase Payment, you withdraw more than 10% of your Account Value, then you will not be allowed to retain the 1% Bonus. This provision is not applicable in the states of New Jersey and Oregon. See the "Purchase Period" section in this prospectus.

You may elect to withdraw all or part of your Account Value under a systematic withdrawal method described in your Contract. Withdrawals using this method are eligible for the 10% free withdrawal privilege each Contract Year. The Systematic Withdrawal Program provides for:

     -    Payments to be made to you;

     -    Payments over a stated period of time;

     -    Payments of a stated yearly dollar amount or percentage.

We may require a minimum withdrawal of $100 per withdrawal under this method. The portion of your account that has not been withdrawn will continue to receive the investment return of the Variable Account Option or the Fixed Account Option that you selected. A systematic withdrawal election may be changed or revoked at no charge. No more than one systematic withdrawal election may be in effect at any one time. We reserve the right to discontinue any or all systematic withdrawals or to change its terms, at any time.

DISTRIBUTIONS REQUIRED BY FEDERAL LAW

See the "Federal Tax Matters" section in this prospectus and in the SAI for more information about required distributions imposed by federal tax law.

For an explanation of possible adverse tax consequences of a surrender, see the "Federal Tax Matters" section in this prospectus and in the SAI.

DEATH BENEFITS

The Contract will pay a death benefit during either the Purchase Period or the Payout Period. The death benefit provisions may vary from state to state.

BENEFICIARY INFORMATION

The Beneficiary may receive death benefits:

     -    In a lump sum; or

     - Payment of the entire death benefit within 5 years of the date of death; or

     - In the form of an annuity under any of the Payout Options stated in the Payout Period section of this prospectus subject to the restrictions of that Payout Option.

Payment of any death benefits must be within the time limits set by federal tax law.

PROOF OF DEATH

We accept the following as proof of any person's death:

     -    a certified death certificate;

     - a certified decree of a court of competent jurisdiction as to the finding of death;

     - a written statement by a medical doctor who attended the deceased at the time of death; or

     -    any other proof satisfactory to us.

Once we have paid the death proceeds, the Contract terminates, and our obligations are complete.

SPECIAL INFORMATION FOR NONQUALIFIED CONTRACTS

It is possible that the Contract Owner and the Annuitant under a nonqualified Contract are not the same person. If this is the case, and the Contract Owner dies, death benefits must be paid:

     -    commencing within 5 years of the date of death; or

     -    beginning within 1 year of the date of death under:

     -    a life annuity with or without a period certain, or

     - an annuity for a designated period not extending beyond the life expectancy of the Beneficiary.

IMPORTANT INFORMATION FOR BENEFICIARIES WHO ELECT TO DEFER PAYMENT

The Account Value on the date both proof of death and the election method are received by the Company at its Annuity Service Center will be transferred to the One Year Fixed Account and will remain in the One Year Fixed Account until all funds are withdrawn.

JOINT OWNER SPOUSAL ELECTION INFORMATION

The Beneficiary will receive the Death Benefit payout if:

     -    the Contract Owner dies before the Payout Date, or

     -    the Annuitant dies during the Annuity Period.

If the Annuitant dies before the Annuity date, the Owner may designate a new Annuitant or become the Annuitant.

With regard to joint Owners of a nonqualified Contract, the Death Benefit is payable upon the death of either Owner during the Purchase Period. However, in the event of your death where the sole Beneficiary of the nonqualified Contract is your spouse, your spouse may continue the Contract as Owner, in lieu of receiving the Death Benefit.

DURING THE PURCHASE PERIOD

Three types of death benefits are available if death occurs during the Purchase
Period: the Standard Death Benefit, the Enhanced Death Benefit or the Annual Step-Up Death Benefit. The Enhanced Death Benefit or the Annual Step-Up Death Benefit can only be chosen at the time that the Contract is issued. If you do not make a choice of death benefit at the time that the Contract is issued then you will automatically be given the Standard Death Benefit.

You will be required to pay a charge if you choose the Enhanced Death Benefit or the Annual Step-Up Death Benefit. All of the optional death benefits are subject to state availability. There is no charge for the Standard Death Benefit offered by the Contract.

Once selected, the Enhanced Death Benefit or Annual Step-Up Death Benefit may not be cancelled.

STANDARD DEATH BENEFIT

If death occurs before your 85th birthday, then the Death Benefit during the Purchase Period will be the greatest of:

     - Your Account Value on the date both proof of death and election of the payment method are received by the Company at its Annuity Service Center;

     -    100% of Purchase Payments (to Fixed and/or Variable Account Options)
          - (MINUS)

          Amount of all prior withdrawals and charges; OR
     - The greatest Account Value on any prior seventh Contract Anniversary plus any Purchase Payments made after such Contract Anniversary
          - (MINUS)
           Amount of all prior withdrawals and charges.

If death occurs at the age of 85 or older, then the Death Benefit during the Purchase Period will be:

     Your Account Value on the date both proof of death and election of the payment method are received by the Company at its Annuity Service Center.

ENHANCED DEATH BENEFIT

You will be charged a fee for choosing the Enhanced Death Benefit. See the "Fees and Charges" section in this prospectus.

If death occurs before your 85th birthday, then the Death Benefit during the Purchase Period will be the greatest of:

     - Your Account Value on the date both proof of death and election of the payment method are received by the Company at its Annuity Service Center;

     -    100% of Purchase Payments (to Fixed and/or Variable Account Options)
          - (MINUS)
          Amount of all prior withdrawals and charges;

     - The greatest Account Value on any prior seventh Contract Anniversary plus any purchase Payments made after such Contract Anniversary
          - (MINUS)
          Amount of all prior withdrawals and charges made after such Contract Anniversary; OR

     - The total amount of Purchase Payments made up to the date of death accumulated at a 3% interest rate each year
          - (MINUS)
          Amount of all prior withdrawals and charges accumulated at a 3% interest rate each year, not to exceed 200% of total Purchase Payments made minus all prior withdrawals and any surrender charges.

If death occurs on or after your 85th birthday and before your 90th birthday, then the Death Benefit during the Purchase Period will be the greater of the first three bullet points above. If death occurs at the age of 90 or older, then the Death Benefit during the Purchase Period will be the first bullet point above. However, the charge for the Enhanced Death Benefit will still be deducted.

ANNUAL STEP-UP DEATH BENEFIT

You will be charged a fee for choosing the Annual Step-Up Death Benefit. See the "Fees and Charges" section in this prospectus.

If death occurs before your 85th birthday, then the Death Benefit during the Purchase Period will be the greatest of:

     - Your Account Value on the date of proof of death and election of the payment method are received by the Company at its Annuity Service Center;

     -    100% of Purchase Payments (to Fixed and/or Variable Account Options)
          - (MINUS)
          Amount of all prior withdrawals and charges; OR

     - The greatest Account Value on any prior Contract Anniversary plus any purchase Payments made after such Contract Anniversary.
          - (MINUS)
          Amount of all prior withdrawals and charges made after such Contract Anniversary.

If death occurs at the age of 85 or older, then the Death Benefit during the Purchase Period will be the first bullet point above. However, the charge for the Annual Step-Up Death Benefit will still be deducted.

DURING THE PAYOUT PERIOD

If the Annuitant dies during the Payout Period, your Beneficiary may receive any continuing payments under the Payout Option that you selected. The Payout Options available in the Contract are described in the "Payout Period" section of this prospectus.

OTHER CONTRACT FEATURES

CHANGE OF BENEFICIARY

The Beneficiary (if not irrevocable) may usually be changed at any time.

The right to name or change a Beneficiary may be subject to approval by the spouse. Also, the right to name a Beneficiary other than the spouse may be subject to certain laws and regulations.

If the Contract Owner dies, and there is no Beneficiary, any death benefit will be payable to the Contract Owner's estate.

If a Beneficiary dies while receiving payments, and there is no co-Beneficiary to continue to receive payments, any amount still due will be paid to the Beneficiary's estate.

CANCELLATION - THE 10 DAY "FREE LOOK"

You may cancel the Contract by returning it to the Company within 10 days after delivery. A longer period will be allowed if required under state law. A refund will be made to you within 7 days after receipt of the Contract within the required period. The refund amount will be your Purchase Payments, adjusted to reflect (1) investment experience and (2) any Fees and Charges which have been deducted. See the "Purchase Period -- Right to Return" and "Purchase Period -- 1% Bonus" sections in this prospectus.

WE RESERVE CERTAIN RIGHTS

We reserve the right to:

     -    amend the Contract to conform with substitutions of investments;

     -    amend the Contract to comply with tax or other laws;

     - operate A.G. Separate Account A as a management investment company under the 1940 Act, in consideration of an investment management fee or in any other form permitted by law;

     - deregister A.G. Separate Account A under the 1940 Act, if registration is no longer required;

     -    reflect a change in A.G. Separate Account A or any Division;

     -    create new separate accounts;

     - transfer any assets in any Division to another Division, or to one or more separate accounts, or to the One Year Fixed Account;

     - add, combine or remove Divisions in A.G. Separate Account A, or combine A.G. Separate Account A with another separate account;

     -    add additional Fixed Account Options;

     -    make any new Division available to you on a basis we determine;

     - change the way in which certain fees are calculated and deducted, without changing the amount of the fee itself;

     - commence deducting premium taxes or adjust the amount of premium taxes deducted in accordance with state law that applies; or

     -    make any changes required to comply with the rules of any Fund.

When required by law, we will obtain (1) your approval of changes and (2) the approval of any appropriate regulatory authority.

DEFERRING PAYMENTS

We reserve the right to defer payment of any surrender, payout payment, or death proceeds out of the Account Value if:

     - the Exchange is closed other than for customary weekend and holiday closings, or trading on the Exchange is restricted as determined by the SEC;

     - the SEC determines that an emergency exists, as a result of which disposal of securities held in a Division is not reasonably practicable or it is not reasonably practicable to fairly determine the Account Value; or

     -    the SEC by order permits the delay for the protection of Contract
          Owners.

We may also postpone transfers and allocations of Account Value under these circumstances.

VOTING RIGHTS

As discussed in the "About A.G. Separate Account A" section of this prospectus, A.G. Separate Account A holds on your behalf shares of the Funds which comprise the Variable Account Options. From time to time the Funds may be required to hold a shareholder meeting to obtain approval from their shareholders for certain matters. As a Contract Owner, you may be entitled to give voting instructions to us as to how A.G. Separate Account A should vote its Fund shares on these matters. Those persons entitled to give voting instructions will be determined before the shareholder meeting is held.

WHO MAY GIVE VOTING INSTRUCTIONS

In most cases during the Purchase Period, you will have the right to give voting instructions for the shareholder meetings. Contract Owners will instruct A.G. Separate Account A in accordance with these instructions. You will receive proxy material and a form on which voting instructions may be given before the shareholder meeting is held.

You will not have the right to give voting instructions if the Contract was issued in connection with a nonqualified unfunded deferred compensation plan.

DETERMINATION OF FUND SHARES ATTRIBUTABLE TO YOUR ACCOUNT

During the Purchase Period

The number of Fund shares attributable to your account will be determined on the basis of the Purchase Units credited to your account on the record date set for the Fund shareholder meeting.

During the Payout Period or After a Death Benefit has been paid

The number of Fund shares attributable to your account will be based on the liability for future variable annuity payments to your payees on the record date set for the Fund shareholder meeting.

HOW FUND SHARES ARE VOTED

A.G. Separate Account A will vote all of the shares of the Funds it holds based on, and in the same proportion as, the instructions given by all Contract Owners invested in that Fund entitled to give instructions at that shareholder meeting. A.G. Separate Account A will vote the shares of the Funds it holds for which it receives no voting instructions in the same proportion as the shares for which voting instructions have been received.

The Company will vote the shares of the Funds it holds based on, and in the same proportion as, the voting instructions received from Contract Owners.

In the future, we may decide how to vote the shares of A.G. Separate Account A in a different manner if permitted at that time under federal securities law.




FEDERAL TAX MATTERS


The Contracts provide tax-deferred accumulation over time, but are subject to federal income and excise taxes, mentioned below. Refer to the SAI for further details. Section references are to the Code. We do not attempt to describe any potential estate or gift tax, or any applicable state, local or foreign tax law other than possible premium taxes mentioned under "Premium Tax Charge." Remember that future legislation could modify the rules discussed below, and always consult your personal tax advisor regarding how the current rules apply to your specific situation. The information below is not intended as tax advice to any individual.



Tax rules vary, depending on whether the Contract is offered under your employer's tax-qualified retirement program, an individual retirement plan, or is instead a nonqualified Contract. The Contracts are used under the following types of retirement arrangements:



- Section 401(a), 403(a) and 401(k) qualified plans (including self-employed individuals);



-    Section 408(b) traditional IRAs;



-    Section 408A Roth IRAs;



- Section 457 deferred compensation plans of governmental and tax-exempt employers;



-    Section 408(k) SEPs and SARSEPs; and



-    Section 408(p) SIMPLE retirement accounts.



Contributions under one of these retirement arrangements generally must be made to a qualifying annuity Contract or to a qualifying trust or custodial account, in order for the contributions to receive favorable tax treatment as pre-tax contributions. Contracts purchased under these retirement arrangements are "Qualified Contracts." Certain Contracts may also be available for nondeductible section 408A Roth Individual Retirement Annuity ("Roth IRA") and 403(b) and 401(k) Roth Accounts pursuant to section 402A.


Note that the specific terms of the governing employer plan may limit rights and options otherwise available under a Contract. In addition, changes in the applicable laws or regulations may impose additional limitations or may require changes to the contract to maintain its status as a Qualified Contract.

For years beginning in 2002 (and in one specific case, retroactive to 2000), the Economic Growth and Tax Relief and Reconciliation Act of 2001 ("EGTRRA") increased the amount of allowable contributions to, and expanded the range of eligible rollover distributions that may be made among, employer-sponsored plans and IRAs, allowed for nondeductible Roth 403(b) and 401(k) accounts and enacted other important changes to the rules governing employer-sponsored plans and IRAs. The laws of some states do not recognize all of the benefits of EGTRRA, for purposes of applying state income tax laws. The EGTRRA provisions, which otherwise would have terminated on December 31, 2010, were made permanent by the Pension Protection Act of 2006 ("PPA").


In addition, the Contracts are also available through "Nonqualified Contracts." Such nonqualified Contracts generally include unfunded, nonqualified deferred compensation plans, as well as individual annuity contracts issued outside of the context of any formal employer retirement plan or arrangement. Nonqualified Contracts generally may invest only in Fixed Account Options and in mutual funds that are not available to the general public outside of annuity contracts or life insurance contracts. The restriction on including publicly available funds results from a longstanding IRS position articulated in a 1981 Revenue Ruling and added to the Code in 1984. The restriction generally does not apply to Qualified Contracts, as confirmed by the IRS in 1999 guidance.


TAX CONSEQUENCES IN GENERAL

Purchase Payments, distributions, withdrawals, transfers and surrender of a Contract can each have a tax effect, which varies with the governing retirement arrangement. Please refer to the detailed explanation in the SAI, the documents (if any) controlling the retirement arrangement through which the Contract is offered, and your personal tax advisor.


Purchase Payments under the Contracts can be made as contributions by employers or as pre-tax or after-tax contributions by employees, depending on the type of retirement program. After-tax employee contributions constitute "investment in the Contract." All Qualified Contracts receive deferral of tax on the inside build-up of earnings on invested Purchase Payments, until a distribution occurs. See the SAI for a discussion of the taxation of distributions, including upon death, and special rules, including those applicable to taxable, non-natural owners of nonqualified Contracts.



Transfers among investment options within a variable annuity Contract generally are not taxed at the time of such a transfer. However, in 1986, the IRS indicated that limitations might be imposed with respect to either the number of investment options available within a Contract, or the frequency of transfers between investment options, or both, in order for the Contract to be treated as an annuity Contract for federal income tax purposes. If imposed, VALIC can provide no assurance that such limitations would not be imposed on a retroactive basis to Contracts issued under this prospectus. However, VALIC has no present indications that the IRS intends to impose such limitations, or what the terms or scope of those limitations might be. In addition, based upon published guidance issued by the IRS in 1999, it appears likely that such limitations, if imposed, would only apply to nonqualified Contracts.



Distributions are taxed differently depending on the program through which the Contracts are offered and the previous tax characterization of the contributions to which the distribution relates. Generally, the portion of a distribution that is not considered a return of investment in the Contract is subject to income tax. For annuity payments, investment in the Contract is recovered ratably over the expected payout period. Special recovery rules might apply in certain situations. Non-periodic payments such as partial withdrawals and full surrenders during the Purchase Period are referred to as "amounts not received as an annuity" in the Code. These types of payments are generally taxed to the extent of any gain existing in the Contract at the time of withdrawal.


Amounts subject to income tax may also incur excise or penalty taxes, under certain circumstances. Generally, as more fully discussed in the SAI, taxable distributions received before you attain age 59 1/2 are subject to a 10% penalty tax in addition to regular income tax, unless you make a rollover, in the case of a Qualified Contract, to another tax-deferred investment vehicle or meet certain exceptions. And, if you have to report the distribution as ordinary income, you may need to make an estimated tax payment by the due date for the quarter in which you received the distribution, depending on the amount of federal tax withheld from the distribution. When calculating your tax liability to determine whether you need to make an estimated tax payment, your total tax for the year should also include the amount of the 10% additional tax on early distributions unless an exception applies. Amounts eligible for grandfathered status afforded to pre-1982 accounts might be exempt from the 10% early withdrawal penalty. Please see your tax advisor concerning these exceptions, tax reporting, and the tax-related effects of an early distribution. Required tax withholding will vary according to the type of program, type of payment and your tax status. In addition, amounts received under all Contracts may be subject to state income tax withholding requirements.

The PPA created other distribution events and exemptions from the 10% early withdrawal penalty tax. These include payments to certain reservists called up for active duty between September 11, 2001 and December 31, 2007 and payments up to $3,000 per year for health, life and accident insurance by certain retired public safety officers, which are federal tax-free.


It is the opinion of VALIC and its tax counsel that a Qualified Contract described in section 403(a), 403(b), 408(b) or 408A of the Code does not lose its deferred tax treatment if Purchase Payments under the Contract are invested in publicly available Mutual Funds. As noted previously, in 1999, the IRS confirmed this opinion, reversing its previous position by modifying a contrary ruling it had issued in 1981.



In its ruling in 1981, the IRS had taken the position that, where Purchase Payments under a variable annuity Contract are invested in publicly available Mutual Funds, the Contract Owner should be treated as the owner of the Mutual Fund shares, and deferred tax treatment under the Contract should not be available. In the opinion of VALIC and its tax counsel, the 1981 ruling was superseded by subsequent legislation, section 817(h), which specifically exempts these Qualified Contracts, and the IRS had no viable legal basis or reason to apply the theory of the 1981 ruling to these Qualified Contracts under current law.



It is also the opinion of VALIC and its tax counsel that for each other type of Qualified Contract an independent exemption provides tax deferral regardless of how ownership of the Mutual Fund shares might be imputed for federal income tax purposes.



Investment earnings on contributions to nonqualified Contracts that are not owned by natural persons (except for trusts or other entities as agent for a natural person) will be taxed currently to the Contract Owner and such Contracts will not be treated as annuities for federal income tax purposes.


Important Information Regarding 403(b) Regulations


On July 26, 2007, the Department of the Treasury published final 403(b) regulations that became largely effective on January 1, 2009. These comprehensive regulations include several new rules and requirements, such as a requirement that employers maintain their 403(b) plans pursuant to a written plan. The final regulations, subsequent IRS guidance, and the terms of the written plan may impose new restrictions on both new and existing contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased.



Prior to the effective date of the final regulations, provisions applicable to tax-free transfers and exchanges of 403(b) annuity contracts or custodial accounts became effective September 25, 2007, replacing existing rules under IRS Revenue Ruling 90-24 ("90-24 transfer"). Under these new rules, transfers and exchanges (both referred to below as "transfers") are available only to the extent permitted under the employer's 403(b) plan once established. Additionally, transfers occurring after September 24, 2007 that do not comply with these new rules may have become taxable on January 1, 2009, or the date of the transfer, whichever is later. If you make a transfer to a contract or custodial account that is not part of the employer's 403(b) plan (other than a transfer to a different plan), and the provider and employer failed to enter into an information sharing agreement by January 1, 2009, the transfer would be considered a "failed" transfer that is subject to tax. Additional guidance issued by the IRS generally permits a failed transfer to be corrected no later than June 30, 2009 by re-transferring to a contract or custodial account that is part of the employer's 403(b) plan or that is subject to an information-sharing agreement with the employer.



In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007 are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to the contract, and that no additional transfers were made to the contract on or after September 25, 2007. Further, contracts that are not grandfathered were generally required to be part of, and subject to the requirements of an employer's 403(b) plan upon its establishment, but no later than by January 1, 2009.

The new rules in the final regulations generally do not affect a participant's ability to transfer some or all of a 403(b) account to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer's plan.


As a general matter, all Contracts that have received plan contributions after 2004 are required to be included in the plan and in the plan's administrative coordination, even if the Contract is no longer permitted to receive new contributions and/or transfers. You should be aware, however, that some rules governing contracts inside and outside of the plan after 2008 are subject to different interpretations, as well as possible additional IRS guidance. The foregoing discussion is intended as a general discussion of the new requirements only, and you may wish to discuss the new regulations and/or the general information above with your tax advisor.


EFFECT OF TAX-DEFERRED ACCUMULATIONS

The chart below compares the results from contributions made to:

     - A Contract issued to a tax-favored retirement program purchased with pre-tax contributions (Purchase Payments);

     - A nonqualified Contract purchased with after-tax contributions (Purchase Payments); and

     -    Taxable accounts such as savings accounts.

                        THE POWER OF TAX-DEFERRED GROWTH

                               (PERFORMANCE GRAPH)


This hypothetical chart compares the results of (1) contributing $100 per month to a conventional, non-tax-deferred plan (shown above as "Taxable Account"); (2) contributing $100 to a nonqualified, tax-deferred annuity (shown above as "Nonqualified Contract Tax-Deferred Annuity"); and (3) contributing $100 per month ($133.33 since contributions are made before tax) to an annuity purchased under a tax-deferred retirement program (shown above as "Tax-Deferred Annuity"). The chart assumes a 25% tax rate and an 4% annual rate of return. Variable options incur separate account charges and may also incur account maintenance charges and surrender charges, depending on the contract. The chart does not reflect the deduction of any such charges, and, if reflected, would reduce the amounts shown. Federal withdrawal restrictions and a 10% tax penalty may apply to withdrawals before age 59 1/2. This information is for illustrative purposes only and is not a guarantee of future return for any specific investment.


Unlike taxable accounts, contributions made to tax-favored retirement programs and nonqualified Contracts generally provide tax-deferred treatment on earnings. In addition, pre-tax contributions made to tax-favored retirement programs ordinarily are not subject to income tax until withdrawn. As shown above, investing in a tax-favored program may increase the accumulation power of savings over time. The more taxes saved and reinvested in the program, the more the accumulation power effectively grows over the years.


To further illustrate the advantages of tax-deferred savings using a 25% federal tax bracket, an annual return (before the deduction of any fees or charges) of 4% under a tax-favored retirement program in which tax savings were reinvested has an equivalent after-tax annual return of 3% under a taxable program. The 4% return on the tax-deferred program will be reduced by the impact of income taxes upon withdrawal. The return will vary depending upon the timing of withdrawals. The previous chart represents (without factoring in fees or charges) after-tax amounts that would be received.


By taking into account the current deferral of taxes, contributions to tax-favored retirement programs increase the amount available for savings by decreasing the relative current out-of-pocket cost (referring to the effect on annual net take-home pay) of the investment, regardless of which type of qualifying investment arrangement that is selected. The chart below illustrates this principle by comparing a pre-tax contribution to a tax-favored retirement plan with an after-tax contribution to a taxable account:

                               PAYCHECK COMPARISON


                                                           Tax-Favored Retirement Program   Taxable Account
                                                           ------------------------------   ---------------
Annual amount available for savings before federal taxes               $2,400                    $2,400
Current federal income tax due on Purchase Payments                         0                    $ (600)
Net retirement plan Purchase Payments                                  $2,400                    $1,800



This chart assumes a 25% federal income tax rate. The $600 that is paid toward current federal income taxes reduces the actual amount saved in the taxable account to $1,800 while the full $2,400 is contributed to the tax-qualified program, subject to being taxed upon withdrawal. Stated otherwise, to reach an annual retirement savings goal of $2,400, the contribution to a tax-qualified retirement program results in a current out-of-pocket expense of $1,800 while the contribution to a taxable account requires the full $2,400 out-of-pocket expense. The tax-qualified retirement program represented in this chart is a plan type, such as one under section 403(b) of the Code, which allows participants to exclude contributions (within limits) from gross income. This chart is an example only and does not reflect the return of any specific investment.





LEGAL PROCEEDINGS

There are no pending legal proceedings affecting the Separate Account. The Company and its subsidiaries are parties to various kinds of litigation incidental to their respective business operations. In management's opinion and at this time, these matters are not material in relation to the financial position of the Company.

          TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


                                                                            Page
                                                                            ----
General Information......................................................      2
Types of Variable Annuity Contracts......................................      2
Variable Annuity Contract General Provisions.............................      3
Federal Tax Matters......................................................      3
   Economic Growth and Tax Relief Reconciliation Act of 2001.............      4
   Tax Consequences of Purchase Payments.................................      4
   Tax Consequences of Distributions.....................................      6
   Special Tax Consequences - Early Distribution.........................      8
   Special Tax Consequences - Required Distributions.....................      9
   Tax-Free Rollovers, Transfers and Exchanges...........................     10
Calculation of Surrender Charge..........................................     11
   Illustration of Surrender Charge on Total Surrender...................     12
   Illustration of Surrender Charge on a 10% Partial Surrender
      Followed by a Full Surrender ......................................     12
Calculation of MVA Option................................................     13
Purchase Unit Value......................................................     13
   Illustration of Calculation of Purchase Unit Value....................     14
   Illustration of Purchase of Purchase Units............................     14
Payout Payments..........................................................     14
   Assumed Investment Rate...............................................     14
   Amount of Payout Payments.............................................     14
   Payout Unit Value.....................................................     15
   Illustration of Calculation of Payout Unit Value......................     15
   Illustration of Payout Payments.......................................     16
Distribution of Variable Annuity Contracts...............................     16
Experts..................................................................     16
Comments on Financial Statements.........................................     16

                     WESTERN NATIONAL LIFE INSURANCE COMPANY


                             A.G. SEPARATE ACCOUNT A
                    UNITS OF INTEREST UNDER FLEXIBLE PREMIUM
            INDIVIDUAL FIXED AND VARIABLE DEFERRED ANNUITY CONTRACTS
                       ELITEPLUS(R) BONUS VARIABLE ANNUITY

                                   ----------

                       STATEMENT OF ADDITIONAL INFORMATION

                                   ----------


                                 FORM N-4 PART B
                                   MAY 1, 2009



This Statement of Additional Information is not a prospectus but contains information in addition to that set forth in the prospectus for the Individual Flexible Premium Fixed and Variable Deferred Annuity Contracts dated May 1, 2009 ("Contracts") and should be read in conjunction with the prospectus. The terms used in this Statement of Additional Information have the same meaning as those set forth in the prospectus. A prospectus may be obtained by calling or writing Western National Life Insurance Company ("Company"), at 205 E. 10th Avenue, Amarillo, Texas 79101; 1-800-424-4990. Prospectuses are also available from registered sales representatives.

                               TABLE OF CONTENTS


General Information                                               3
Types of Variable Annuity Contracts                               3
Variable Annuity Contract General Provisions                      3
Federal Tax Matters                                               4
   Economic Growth and Tax Relief Reconciliation Act of 2001      4
   Tax Consequences of Purchase Payments                          5
   Tax Consequences of Distributions                              7
   Special Tax Consequences - Early Distribution                  9
   Special Tax Consequences - Required Distributions             10
   Tax Free Rollovers, Transfers and Exchanges                   11
Calculation of Surrender Charge                                  12
   Illustration of Surrender Charge on Total Surrender           12
   Illustration of Surrender Charge on a 10% Partial Surrender
      Followed by a Full Surrender                               13
Calculation of MVA Option                                        13
Purchase Unit Value                                              14
   Illustration of Calculation of Purchase Unit Value            15
   Illustration of Purchase of Purchase Units                    15
Payout Payments                                                  15
   Assumed Investment Rate                                       15
   Amount of Payout Payments                                     16
   Payout Unit Value                                             16
   Illustration of Calculation of Payout Unit Value              17
   Illustration of Payout Payments                               17
Distribution of Variable Annuity Contracts                       17
Experts                                                          17
Comments on Financial Statements                                 18

                               GENERAL INFORMATION

                                   THE COMPANY


     Western National Life Insurance Company develops, markets, and issues annuity products through niche distribution channels. We market single-premium deferred annuities to the savings and retirement markets, flexible-premium deferred annuities to the tax-qualified retirement market, and single-premium immediate annuities to the structured settlement and retirement markets. The Company distributes its annuity products primarily through financial institutions, general agents and specialty brokers. On March 30, 2009, the Company changed its name from AIG Annuity Insurance Company to Western National Life Insurance Company ("the Company").


                       TYPES OF VARIABLE ANNUITY CONTRACTS

     The Contracts are no longer offered for sale. Previously, the Company offered flexible payment deferred annuity Contracts.

     Under flexible payment Contracts, Purchase Payments generally are made until retirement age is reached. However, no Purchase Payments are required to be made after the first payment. Purchase Payments are subject to any minimum payment requirements under the Contract. Purchase Payments are invested and accumulate on a fixed or variable basis until the date the Contract Owner selects to commence annuity payments.

     The majority of these Contracts were sold to individuals through financial institutions in the nonqualified market. A smaller number of these Contracts were sold in the qualified market through 403(b) plans and certain IRA situations.

     The Contracts are non-participating and will not share in any of the profits of the Company.

                  VARIABLE ANNUITY CONTRACT GENERAL PROVISIONS

     THE CONTRACT: The entire Contract consists of the Contract, the Application, if any, and any riders or endorsements attached to the Contract. The Contract may be changed or altered only by an authorized officer of the Company. A change or alteration must be made in writing.

     MISSTATEMENT OF AGE OR SEX: If the age or sex of any Annuitant has been misstated, any Annuity benefits payable will be the Annuity benefits provided by the correct age or sex. After Annuity Payments have begun, any underpayments will be made up in one sum with the next Annuity Payment. Any overpayments will be deducted from future Annuity Payments until the total is repaid.

     MODIFICATION: The Contract may be modified in order to maintain compliance with applicable state and federal law. When required, the Company will obtain the Contract Owner's approval of changes and gain approval from appropriate regulatory authorities.

     NON-PARTICIPATING: The Contract will not share in any distribution of dividends.

     EVIDENCE OF SURVIVAL: The Company may require satisfactory evidence of continued survival of any person(s) on whose life Annuity Payments are based.

     PROOF OF AGE: The Company may require evidence of age of any Annuitant or Contract Owner.

     PROTECTION OF PROCEEDS: To the extent permitted by law, death benefits and annuity payments shall be free from legal process and the claim of any creditor if the person is entitled to them under the Contract. No payment and no amount under the Contract can be taken or assigned in advance of its payment date unless the Company receives the Contract Owner's written consent.

     REPORTS: At least once each calendar year, the Company will furnish the Contract Owner with a report showing the Contract Value as of a date not more than four months prior to the date of mailing, and will provide any other information as may be required by law. Reports will be sent to the last known address of the Contract Owner.

     TAXES: Any taxes paid to any governmental entity relating to the Contract will be deducted from the Purchase Payment or Contract Value when incurred. The Company will, in its sole discretion, determine when taxes have resulted from: the investment experience of the Separate Account; receipt by the Company of the Purchase Payments; or commencement of annuity payments. The Company may, in its sole discretion, pay taxes when due and deduct that amount from the Contract Value at a later date. Payment at an earlier date does not waive any right the Company may have to deduct amounts at a later date. While the Company is not currently maintaining a provision for federal income taxes with respect to the Separate Account, the Company has reserved the right to establish a provision for income taxes if it determines, in its sole discretion, that it will incur a tax as a result of the operation of the Separate Account. The Company will deduct for any income taxes incurred by it as a result of the operation of the Separate Account whether or not there was a provision for taxes and whether or not it was sufficient. The Company will deduct any withholding taxes required by applicable law.

     REGULATORY REQUIREMENTS: All values payable under the Contract, including any paid-up annuity, cash withdrawal or death benefits that may be available, will not be less than the minimum benefits required by the laws and regulations of the state in which the Contract is delivered.


                               FEDERAL TAX MATTERS



Note: We have prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax advisor about your own circumstances.


     This section summarizes the major tax consequences of contributions, payments, and withdrawals under the Contracts, during life and at death.


     It is the opinion of the COMPANY and its tax counsel that a Qualified Contract described in section 403(a), 403(b), or 408(b) of the Internal Revenue Code of 1986, as amended ("Code" or "IRC") does not lose its deferred tax treatment if Purchase Payments under the contract are invested in publicly available mutual funds. In 1999, the Internal Revenue Service ("IRS") confirmed this opinion, reversing its previous position by modifying a contrary ruling it had issued in 1981.



     In its ruling in 1981, the IRS had taken the position that, where purchase payments under a variable annuity contract are invested in publicly available mutual funds, the contract owner should be treated as the owner of the mutual fund shares, and deferred tax treatment under the contract should not be available. In the opinion of the COMPANY and its tax counsel, the 1981 ruling was superseded by subsequent legislation (Code section 817(h)) which specifically exempts these Qualified Contracts, and the IRS had no viable legal basis or reason to apply the theory of the 1981 ruling to these Qualified Contracts under current law.



     It is also the opinion of the COMPANY and its tax counsel that for each other type of Qualified Contract an independent exemption provides tax deferral regardless of how ownership of the Mutual Fund shares might be imputed for federal income tax purposes.


     For nonqualified Contracts, not all Variable Account Options are available within your contract. Variable Account Options that are invested in Mutual Funds available to the general public outside of annuity contracts or life insurance contracts will be offered only to non-natural persons as described in section 72 of the Code. Investment earnings on contributions to nonqualified Contracts that are not owned by natural persons will be taxed currently to the owner, and such contracts will not be treated as annuities for federal income tax purposes (except for trusts as agents for an individual).


ECONOMIC GROWTH AND TAX RELIEF RECONCILIATION ACT OF 2001



     For tax years beginning in 2002, the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") increases the amount of allowable contributions to and expands the range of eligible tax-free rollover distributions that may be made among Qualified Contracts. The changes made to the IRC by EGTRRA were scheduled to expire on December 31, 2010. However, these changes were made permanent by the Pension Protection Act of 2006 ("PPA"). Furthermore, the laws of some states do not recognize all of the benefits of EGTRRA for purposes of applying state income tax laws.



TAX CONSEQUENCES OF PURCHASE PAYMENTS


     403(b) Annuities. Purchase Payments made by section 501(c)(3) tax-exempt organizations and public educational institutions toward Contracts for their employees are excludable from the gross income of employees, to the extent aggregate Purchase Payments do not exceed several competing tax law limitations on contributions. This gross income exclusion applies both to employer contributions and to your voluntary and nonelective salary reduction contributions. The exclusion, however, does not apply to Roth 403(b) contributions, which are made on an after-tax basis. Roth 403(b) contributions will be referred to as elective deferrals, along with voluntary salary reduction contributions.


     For 2009, your elective deferrals are generally limited to $16,500, although additional "catch-up" contributions are permitted under certain circumstances. Combined employer contributions, nonelective employee contributions and elective deferrals are generally limited to $49,000, or up to 100% of "includible compensation" as defined in the Code for 403(b) plans. In addition, after 1988, employer contributions for highly compensated employees may be further limited by applicable nondiscrimination rules.


     401(a)/(k) and 403(a) Qualified Plans. Purchase Payments made by an employer (or a self-employed individual) under a qualified pension, profit-sharing or annuity plan are excluded from the gross income of the employee. Purchase Payments made by an employee may be made on a pre-tax or an after-tax basis, depending on several factors, including whether the employer is eligible to establish a 401(k) or 414(h) contribution option, and whether the employer, if is eligible to establish a 401(k) option, has established a Roth 401(k) option under the Plan.


     408(b) Individual Retirement Annuities ("408(b) IRAs" or "Traditional IRAs"). For 2009, annual tax-deductible contributions for 408(b) IRA Contracts are limited to the lesser of $5,000 or 100% of compensation ($6,000 if you are age 50 or older), and generally fully deductible in 2009 only by individuals who:


     (i) are not active Participants in another retirement plan, and are not married;


     (ii) are not active Participants in another retirement plan, are married, and either (a) the spouse is not an active Participant in another retirement plan, or (b) the spouse is an active Participant, but the couple's adjusted gross income does not exceed $166,000;



     (iii) are active Participants in another retirement plan, are unmarried, and have adjusted gross income of less than $55,000 ; or



     (iv) are active Participants in another retirement plan, are married, and have adjusted gross income of less than $89,000.


     Active Participants in other retirement plans whose adjusted gross income exceeds the limits in (ii), (iii) or (iv) by less than $10,000 are entitled to make deductible 408(b) IRA contributions in proportionately reduced amounts. If a 408(b) IRA is established for a non-working spouse who has no compensation, the annual tax-deductible Purchase Payments for both spouses' Contracts cannot exceed the lesser of $10,000 or 100% of the working spouse's earned income, and no more than $5,000 may be contributed to either spouse's IRA for any year. The $10,000 limit increases to $12,000 if both spouses are age 50 or older ($1,000 for each spouse age 50 or older).

     You may be eligible to make nondeductible IRA contributions of an amount equal to the excess of:

     (i) the lesser of $5,000 ($6,000 if you are age 50 or older; $10,000 for you and your spouse's IRAs, or $12,000 if you are both age 50 or older) or 100% of compensation, over

     (ii) your applicable IRA deduction limit.

     You may also make contributions of eligible rollover amounts from other tax-qualified plans and contracts. See Tax-Free Rollovers, Transfers and Exchanges.

     408A Roth Individual Retirement Annuities ("408A Roth IRAs" or "Roth IRAs"). For 2008, annual nondeductible contributions for 408A Roth IRA Contracts are limited to the lesser of $5,000 or 100% of compensation ($6,000 if you are age 50 or older), and a full contribution may be made only by individuals who:


     (i) are unmarried and have adjusted gross income of less than $105,000; or



     (ii) are married and filing jointly, and have adjusted gross income of less than $166,000



     The available nondeductible 408A Roth IRA contribution is reduced proportionately to zero where modified AGI is between $166,000 and $176,000 for those who are married filing joint returns. No contribution may be made for those with modified AGI over $176,000. Similarly, the contribution is reduced for those who are single with modified AGI between $105,000 and $119,000, with no contribution for singles with modified AGI over $119,000. Similarly, individuals who are married and filing separate returns and whose modified AGI is over $10,000 may not make a contribution to a Roth IRA; a portion may be contributed for modified AGI between $0 and $10,000.


     All contributions to 408(b) traditional IRAs and 408A Roth IRAs must be aggregated for purposes of the annual contribution limit.

     457 Plans. A unit of a state or local government may establish a deferred compensation program for individuals who perform services for the government unit if permitted by applicable state (and/or local) laws. In addition, a non-governmental tax-exempt employer may establish a deferred compensation program for individuals who: (i) perform services for the employer, and (ii) belong to either a select group of management or highly compensated employees and are independent contractors.


     This type of program allows eligible individuals to defer the receipt of compensation (and taxes thereon) otherwise presently payable to them. For 2009, if the program is an eligible deferred compensation plan (an "EDCP"), you and your employer may contribute (and defer tax on) the lesser of $16,500 or 100% of your "includible" compensation (compensation from the employer currently includible in taxable income). Additionally, catch-up deferrals are permitted in the final three years before the year you reach normal retirement age and for governmental plans only, age-based catch-up deferrals up to $5,500 are also permitted for individuals age 50 or older. Generally, however, a participant can not utilize both the catch-up in the three years before normal retirement age, and the age 50 catch-up, in the same year.


     The employer uses deferred amounts to purchase the Contracts offered by this prospectus. For plans maintained by a unit of a state or local government, the Contract is generally held for the exclusive benefit of plan Participants, (although certain Contracts remained subject to the claims of the employer's general creditors until 1999). For plans of non-governmental tax-exempt employers, the employee has no present rights to any vested interest in the Contract and is entitled to payment only in accordance with the EDCP provisions.


     Simplified Employee Pension Plan ("SEP"). Employer contributions under a SEP are made to a separate individual retirement account or annuity established for each participating employee, and generally must be made at a rate representing a uniform percent of participating employees' compensation. Employer contributions are excludable from employees' taxable income. For 2009, the employer may contribute up to 25% of your compensation or $49,000, whichever is less. You may be able to make higher contributions if you are age 50 or older, subject to certain conditions.


     Through 1996, employees of certain small employers (other than tax-exempt organizations) were permitted to establish plans allowing employees to contribute pretax, on a salary reduction basis, to the SEP. In 1998 and 1999, these salary reductions were not permitted to exceed $10,000 per year. The limit for 2000 and 2001 was $10,500, $11,000 in 2002, and $12,000 for 2003. This limit increases $1,000 each year until it reaches $15,000 in 2006 and is then indexed and may be increased in future years in $500 increments. In 2009, the limit is $16,500. Such plans if established by December 31, 1996, may still allow employees to make these contributions. Additionally, you may be able to make higher contributions if you are age 50 or older, subject to certain conditions.



     SIMPLE IRA. Employer and employee contributions under a SIMPLE IRA Plan are made to a separate individual retirement account or annuity for each employee. For 2009, employee salary reduction contributions cannot exceed $11,500. You may be able to make higher contributions if you are age 50 or older, subject to certain conditions. Employer contributions must be in the form of matching contribution or a nonelective contribution of a percentage of compensation as specified in the Code. Only employers with 100 or fewer employees can maintain a SIMPLE IRA plan, which must also be the only plan the employer maintains.



     Nonqualified Contracts. Purchase Payments made under nonqualified Contracts are neither excludible from the gross income of the Contract Owner nor deductible for tax purposes. However, any increase in the Purchase Unit value of a nonqualified Contract resulting from the investment performance of A.G. Separate Account A is not taxable to the Contract Owner until received by him. Contract Owners that are not natural persons (except for trusts or other entities as agent for an individual) however, are currently taxable on any increase in the Purchase Unit value attributable to Purchase Payments made after February 28, 1986 to such Contracts.


     Unfunded Deferred Compensation Plans. Private for-profit employers may establish unfunded nonqualified deferred compensation plans for a select group of management or highly compensated employees and/or for independent contractors. Certain arrangements of nonprofit employers entered into prior to August 16, 1986, and not subsequently modified, are also subject to the rules discussed below.

     An unfunded deferred compensation plan is a bare contractual promise on the part of the employer to defer current wages to some future time. The Contract is owned by the employer and remains subject to the claims of the employer's general creditors. Private for-profit employers that are not natural persons are currently taxable on any increase in the Purchase Unit value attributable to Purchase Payments made on or after February 28, 1986 to such Contracts. Participants have no present right or vested interest in the Contract and are only entitled to payment in accordance with plan provisions.


TAX CONSEQUENCES OF DISTRIBUTIONS


     403(b) Annuities. Elective deferrals (including salary reduction amounts and Roth 403(b) contributions) accumulated after December 31, 1988, and earnings on such contributions, may not be distributed before one of the following:

(1)  attainment of age 59 1/2;

(2)  severance from employment;

(3)  death;

(4)  disability, or

(5) hardship (hardship distributions are limited to salary reduction contributions only, exclusive of earnings thereon).

     Similar restrictions will apply to all amounts transferred from a Code section 403(b)(7) custodial account other than certain rollover contributions, except that pre-1989 earnings included in such amounts generally will not be eligible for a hardship distribution.

     As a general rule, distributions are taxed as ordinary income to the recipient in accordance with Code section 72. However, three important exceptions to this general rule are:

(1)  distributions of Roth 403(b) contributions;

(2)  qualified distributions of earnings on Roth 403(b) contributions and,

(3)  other after-tax amounts in the Contract.

Distributions of Roth 403(b) contributions are tax-free. Distributions of earnings on Roth 403(b) contributions are "qualified", if made upon attainment of age 59 1/2, upon death or disability, are tax-free as long as five or more years have passed since the first contribution to the Roth account or any Roth account under the employer's Plan. Distribution of earnings that are non-qualified are taxed in the same manner as pre-tax contributions and earnings under the Plan. Distributions of other after-tax amounts in the Contract are tax-free.

     401(a)/(k) and 403(a) Qualified Plans. Distributions from Contracts purchased under qualified plans are taxable as ordinary income, except to the extent allocable to an employee's after-tax contributions (investment in the Contract). If you or your Beneficiary receive a "lump sum distribution" (legally defined term), the taxable portion may be eligible for special 10-year income averaging treatment. Ten-year income averaging uses tax rates in effect for 1986, allows 20% capital gains treatment for the taxable portion of a lump sum distribution attributable to years of service before 1974, and is available if you were 50 or older on January 1, 1986. The distribution restrictions for 401(k) elective deferrals in Qualified Plans are generally the same as described for elective deferrals to 403(b) annuities. The tax consequences of distributions from Qualified Plans are generally the same as described above for 403(b) annuities.

     408(b) Traditional IRAs, SEPs and SIMPLE IRAs. Distributions are generally taxed as ordinary income to the recipient. Rollovers from a Traditional IRA to a Roth IRA, and conversions of a Traditional IRA to a Roth IRA, where permitted, are generally taxable in the year of the rollover or conversion. The taxable value of such a conversion may take into account the value of certain benefits under the Contract. Individuals with adjusted gross income over $100,000 are generally ineligible for such conversions, regardless of marital status, as are married individuals who file separately.

     408A Roth IRAs. "Qualified" distributions upon attainment of age 59 1/2, upon death or disability or for first-time homebuyer expenses are tax-free as long as five or more years have passed since the first contribution to the taxpayer's first 408A Roth IRA. Qualified distributions may be subject to state income tax in some states. Nonqualified distributions are generally taxable to the extent that the distribution exceeds Purchase Payments.

     457 Plans. Amounts received from an EDCP are includible in gross income for the taxable year in which they are paid or, if a non-governmental tax-exempt employer, otherwise made available to the recipient.

     Unfunded Deferred Compensation Plans. Amounts received are includible in gross income for the taxable year in which the amounts are paid or otherwise made available to the recipient.


     Nonqualified Contracts. Partial redemptions from a nonqualified Contract purchased after August 13, 1982 (or allocated to post-August 13, 1982 Purchase Payments under a pre-existing Contract), generally are taxed as ordinary income to the extent of the accumulated income or gain under the Contract if they are not received as an annuity. Partial redemptions from a nonqualified Contract purchased before August 14, 1982 are taxed only after the Contract Owner has received all of his pre-August 14, 1982 investment in the Contract. The amount received in a complete redemption of a nonqualified Contract (regardless of the date of purchase) will be taxed as ordinary income to the extent that it exceeds the Contract Owner's investment in the Contract. Two or more Contracts purchased from THE COMPANY (or an affiliated company) by a Contract Owner within the same calendar year, after October 21, 1988, are treated as a single Contract for purposes of measuring the income on a partial redemption or complete surrender.


     When payments are received as an annuity, the Contract Owner's investment in the Contract is treated as received ratably and excluded ratably from gross income as a tax-free return of capital, over the expected payment period of the annuity. Individuals who begin receiving annuity payments on or after January 1, 1987 can exclude from income only their unrecovered investment in the Contract. Upon death prior to recovering tax-free their entire investment in the Contract, individuals generally are entitled to deduct the unrecovered amount on their final tax return.

     The Pension Protection Act of 2006 created other distribution events and exemptions from the 10% early withdrawal penalty tax. These include payments to certain reservists called up for active duty between September 11, 2001 and December 31, 2007 and payments up to $3,000 per year for health, life and accident insurance by certain retired public safety officers which are federal tax-free. The Heroes Earnings Assistance and Relief Tax Act of 2008 expanded the reservist provision to include all individuals called up to active duty since September 11, 2001.


SPECIAL TAX CONSEQUENCES -- EARLY DISTRIBUTION

     403(b) Annuities, 401(a)/(k) and 403(a) Qualified Plans, 408(b) Traditional IRAs, SEPs and SIMPLE IRAs. The taxable portion of distributions received before the recipient attains age 59 1/2 generally are subject to a 10% penalty tax in addition to regular income tax. Distributions on account of the following generally are excepted from this penalty tax:

     (1)  death;

     (2)  disability;

     (3) separation from service after a Participant reaches age 55 (only applies to 403(b), 401(a)/(k), 403(a));

     (4) separation from service at any age if the distribution is in the form of substantially equal periodic payments over the life (or life expectancy) of the Participant (or the Participant and Beneficiary) for a period that lasts the later of five years or until the Participant attains age 59 1/2, and

     (4) distributions that do not exceed the employee's tax-deductible medical expenses for the taxable year of receipt.

     Separation from service is not required for distributions from a Traditional IRA, SEP or SIMPLE IRA under (4) above. Certain distributions from a SIMPLE IRA within two years after first participating in the Plan may be subject to a 25% penalty, rather than a 10% penalty.

     Currently, distributions from 408(b) IRAs on account of the following additional reasons are also excepted from this penalty tax:

     (1) distributions up to $10,000 (in the aggregate) to cover costs of acquiring, constructing or reconstructing the residence of a first-time homebuyer;

     (2) distributions to cover certain costs of higher education: tuition, fees, books, supplies and equipment for the IRA owner, a spouse, child or grandchild; and

     (3) distributions to cover certain medical care or long-term care insurance premiums, for individuals who have received federal or state unemployment compensation for 12 consecutive months.

     408A Roth IRAs. Distributions, other than "qualified" distributions where the five-year holding rule is met, are generally subject to the same 10% penalty tax on amounts included in income as other IRAs. Distributions of rollover or conversion contributions may be subject to an additional 10% penalty tax if the distribution of those contributions is made within five years of the rollover/conversion.

     457 Plans. Distributions generally may be made under an EDCP prior to separation from service only upon attainment of age 70 1/2, for unforeseeable emergencies or for amounts under $5,000 for inactive Participants, and are includible in the recipient's gross income in the year paid.

     Nonqualified Contracts. A 10% penalty tax applies to the taxable portion of a distribution received before age 59 1/2 under a nonqualified Contract, unless the distribution is:

     (1)  to a Beneficiary on or after the Contract Owner's death;

     (2)  upon the Contract Owner's disability;

     (3) part of a series of substantially equal annuity payments for the life or life expectancy of the Contract Owner, or the lives or joint life expectancy of the Contract Owner and Beneficiary for a period lasting the later of 5 years or until the Contract Owner attains age 59 1/2;

     (4)  made under an immediate annuity contract, or

     (5)  allocable to Purchase Payments made before August 14, 1982.

SPECIAL TAX CONSEQUENCES -- REQUIRED DISTRIBUTIONS


403(b) Annuities. Generally, minimum required distributions are required from both pre-tax and Roth amounts accumulated under the Contract and must commence no later than April 1 of the calendar year following the later of the calendar year in which the Participant attains age 70 1/2 or the calendar year in which the Participant retires. Required distributions must be made over a period no longer than the period determined under The IRS' Uniform Life Expectancy Table reflecting the joint life expectancy of the Participant and a Beneficiary 10 years younger than the Participant, or if the Participant's spouse is the sole Beneficiary and is more than 10 years younger than the Participant, their joint life expectancy. A penalty tax of 50% is imposed on the amount by which the minimum required distribution in any year exceeds the amount actually distributed in that year. However, The Worker, Retiree, and Employer Recovery Act of 2008, suspended the 2009 minimum distribution requirement from most eligible retirement plans.


     Amounts accumulated under a Contract on December 31, 1986 may be paid in a manner that meets the above rule or, alternatively:

     (i) must begin to be paid when the Participant attains age 75 or retires, whichever is later; and

     (ii) the present value of payments expected to be made over the life of the Participant, (under the option chosen) must exceed 50% of the present value of all payments expected to be made (the "50% rule").


     The 50% rule will not apply if a Participant's spouse is the joint Annuitant. Notwithstanding these pre-January 1, 1987 rules, the entire contract balance must meet the minimum distribution incidental benefit requirement of section 403(b) (10).


     At the Participant's death before payout has begun, Contract amounts generally either must be paid to the Beneficiary within 5 years, or must begin by December 31st of the year following the year of death and be paid over the single life expectancy of the Beneficiary. If death occurs after commencement of (but before full) payout, distributions generally must be made over a period no longer than the designated Beneficiary's life expectancy. Exceptions to this rule may apply in the case of a beneficiary who is also the participant's spouse.

     A Participant generally may aggregate his or her 403(b) Contracts and accounts for purposes of satisfying these requirements, and withdraw the required distribution in any combination from such Contracts or accounts, unless the plan, Contract, or account otherwise provides. If you purchase the Contract with, or subsequently add, the IncomeLock or other enhanced benefit option, the calculation of the required minimum distribution will include the value of the IncomeLock living benefit or other enhanced benefit and may increase the amount of the required minimum distribution.


     401(a)(k) and 403(a) Qualified Plans. Minimum distribution requirements for qualified plans are generally the same as described for 403(b) Annuities, except that there is no exception for pre-1987 amounts, and multiple plans may not be aggregated to satisfy the requirement.

     408(b) Traditional IRAs, SEPs and SIMPLE IRAs. Minimum distribution requirements are generally the same as described above for 403(b) Annuities, except that:

     (1)  there is no exception for pre-1987 amounts; and

     (2) there is no available postponement past April 1 of the calendar year following the calendar year in which age 70 1/2 is attained.

     A Participant generally may aggregate his or her IRAs for purposes of satisfying these requirements, and withdraw the required distribution in any combination from such Contracts or accounts, unless the Contract or account otherwise provides.

     408A Roth IRAs. Minimum distribution requirements generally applicable to 403(b) Annuities, 401(a)/(k) and 403(a) qualified plans, 408(b) IRAs, SEPs and 457 Plans do not apply to 408A Roth IRAs during the Contract Owner's lifetime, but generally do apply at the Contract Owner's death.

     A Beneficiary generally may aggregate his or her Roth IRAs inherited from the same decedent for purposes of satisfying these requirements, and withdraw the required distribution in any combination from such Contracts or accounts, unless the Contract or account otherwise provides.


457 Plans. Beginning January 1, 1989, the minimum distribution requirements for EDCPs are generally the same as described above for 403(b) Annuities except that there is no exception for pre-1987 amounts, and multiple plans may not be aggregated to satisfy the requirement. Distributions must satisfy the irrevocable election requirements applicable to non-governmental tax-exempt employer EDCPs. Although the Worker, Retiree, and Employer Recovery Act of 2008, eliminated the 2009 minimum distribution requirement from most eligible retirement plans, the suspension does not apply to 457(b) plans of tax-exempt employers and employees in those plans must take required minimum distribution for the 2009 tax year.


     Nonqualified Contracts. Nonqualified Contracts do not require commencement of distributions at any particular time during the Contract Owner's lifetime, and generally do not limit the duration of annuity payments.

     At the Contract Owner's death before payout has begun, Contract amounts generally either must be paid to the Beneficiary within 5 years, or must begin within 1 year of death and be paid over the life or life expectancy of the Beneficiary. If death occurs after commencement of (but before full) payout, distributions generally must continue at least as rapidly as in effect at the time of death. Similar distribution requirements will also apply if the Contract Owner is not a natural person, if the Annuitant dies or is changed. An exception to this rule may apply in the case of a beneficiary who is also the participant's spouse.

TAX-FREE ROLLOVERS, TRANSFERS AND EXCHANGES (PLEASE SEE THE EGTRRA INFORMATION ABOVE)


403(b) Annuities. Tax-free transfers between 403(b) annuity Contracts and/or 403(b)(7) custodial accounts and, with the exception of distributions to and from Roth 403(b) accounts, tax-free rollovers to or from 403(b) programs to 408(b) IRAs, other 403(b) programs, 401(a)/403(a) qualified plans and governmental EDCPs are permitted under certain circumstances. Beginning in 2008, subject to federal income limitations, funds in a 403(b) annuity contract may be rolled directly over to a Roth IRA. Distributions from Roth 403(b) accounts may be rolled over or transferred to another Roth 403(b) account or rolled over to a Roth IRA or a Roth 401(k). Roth 403(b) accounts may only receive rollover contributions from other Roth accounts.



401(a)/(k) and 403(a) Qualified Plans. The taxable portion of certain distributions, except for distributions from Roth accounts, may be rolled over tax-free to or from a 408(b) individual retirement account or annuity, another such plan, a 403(b) program, or a governmental EDCP. Beginning in 2008, subject to federal income limitations, funds in a qualified contract may be rolled directly over to a Roth IRA. The rollover/ transfer rules for Qualified plans are generally the same as described for 403(b) Annuities.


     408(b) Traditional IRAs and SEPs. Funds may be rolled over tax-free to or from a 408(b) IRA Contract, from a 403(b) program, a 401(a) or 403(a)/(k) qualified plan, or a governmental EDCP under certain conditions. In addition, tax-free rollovers may be made from one 408(b) IRA (other than a Roth
IRA) to another provided that no more than one such rollover is made during any 12-month period.

     408A Roth IRAs. Funds may be transferred tax-free from one 408A Roth IRA to another. Funds in a 408(b) IRA or eligible retirement plan (401(a)/(k), 403(b) or governmental 457(b)) may be rolled in a taxable transaction to a 408A Roth IRA by individuals who:

     (i) have adjusted gross income of $100,000 or less, whether single or married filing jointly;

     (ii) are not married filing separately.


     Beginning in 2010, this income limit on rollovers to Roth IRAs will be lifted. Special, complicated rules governing holding periods, avoidance of the 10% penalty tax and ratable recognition of 1998 income also apply to rollovers from 408(b) IRAs to 408A Roth IRAs, and may be subject to further modification by Congress. Rollovers from pre-tax retirement plans into Roth IRA made in 2010 are also subject to ratable recognition of income in 2011 and 2012. You should consult your tax advisor regarding the application of these rules.


     408(p) SIMPLE IRAs. Funds may generally be rolled over tax-free from a SIMPLE IRA to a 408(b) IRA. However, during the two-year period beginning on the date you first participate in any SIMPLE IRA plan of your employer, SIMPLE IRA funds may only be rolled to another SIMPLE IRA.

     457 Plans. Tax-free transfer of EDCP amounts are permitted only to another EDCP of a like employer. Tax-free rollovers to or from a governmental EDCP to other governmental EDCPs, 403(b) programs, 401(a)/401(k)/403(a) Qualified Plans, 408(b) IRAs are permitted under certain circumstances.


     Nonqualified Contracts. Certain of the nonqualified single payment deferred annuity Contracts permit the Contract Owner to exchange the Contract for a new deferred annuity contract prior to the commencement of annuity payments. A full or partial exchange of one annuity Contract for another is a tax-free transaction under section 1035, provided that the requirements of that section are satisfied. However, the exchange is reportable to the IRS.


                         CALCULATION OF SURRENDER CHARGE

          The surrender charge is discussed in the prospectus under "Fees and Charges -- Surrender Charge." Examples of calculation of the Surrender Charge upon total and partial surrender are set forth below:

ILLUSTRATION OF SURRENDER CHARGE ON TOTAL SURRENDER

                 TRANSACTION HISTORY
-----------------------------------------------------
 DATE                TRANSACTION               AMOUNT
------   ----------------------------------   -------
2/1/96   Purchase Payment                     $10,000
2/1/97   Purchase Payment                       5,000
2/1/98   Purchase Payment                      15,000
2/1/99   Purchase Payment                       2,000
2/1/00   Purchase Payment                       3,000
2/1/01   Purchase Payment                       4,000
2/1/01   Purchase Payment                       1,000
                                              -------
7/1/01   Total Purchase Payments               40,000
         (Assumes Account Value is $50,000)

          Assume the Account Value at the time of full withdrawal is $50,000 (7/1/01), and the Account Value on the previous anniversary (2/1/98) was $45,000. 10% of $45,000 ($4,500) is not subject to Surrender Charge. Assume that the 1% Bonus has not been credited to any Purchase Payments.

     The total Surrender Charge is:

    (10,000 -- 4,500) * 1% + 5,000 * 2% + 15,000 * 3% + 2,000 * 4% + 3,000 * 5%
     + 4,000 * 5% + 1,000 * 5% = $1,085*

ILLUSTRATION OF SURRENDER CHARGE ON A 10% PARTIAL SURRENDER FOLLOWED BY A FULL SURRENDER

   TRANSACTION HISTORY (ASSUMES NO INTEREST EARNED)
-----------------------------------------------------
 DATE                TRANSACTION               AMOUNT
------   ----------------------------------   -------
2/1/96   Purchase Payment                     $10,000
2/1/97   Purchase Payment                       5,000
2/1/98   Purchase Payment                      15,000
2/1/99   Purchase Payment                       2,000
2/1/00   Purchase Payment                       3,000
2/1/01   Purchase Payment                       4,000
2/1/01   Purchase Payment                       1,000
                                              -------
7/1/01   10% Partial Surrender                  4,000
         (Assumes Account Value is $40,000)
8/1/01   Full Surrender

     a. Since this is the first partial surrender in this Participant year, calculate free withdrawal amount (10% of the value as of 2/1/01).

               10% * 40,000 = $4,000 (no charge on this 10% withdrawal)

     b. The Account Value upon which Surrender Charge on the Full Surrender may be calculated is $40,000 -- $4,000 = $36,000

     c.   The Surrender Charge is

               (10,000 -- 4,000) * 1% + 5,000 * 2% + 15,000 * 3% + 2,000 * 4% +
               3,000 * 5% + 4,000 * 5% + 1,000 * 5% = $1,090.*

     d.   Assume that the $30 Account Maintenance Charge does not apply.

     e.   Assume that the 1% Bonus has not been credited to any Purchase
          Payments.

----------
*    These calculations refer to the following surrender charge table:

  NUMBER OF YEARS SINCE      CHARGE AS PERCENTAGE OF
DATE OF PURCHASE PAYMENT   PURCHASE PAYMENT WITHDRAWN
------------------------   --------------------------
            1                          5%
            2                          5%
            3                          5%
            4                          4%
            5                          3%
            6                          2%
            7                          1%
            8+                         0%

                            CALCULATION OF MVA OPTION

     The effect of the market value adjustment may be positive or negative. If, for example, on the date of a withdrawal, the index rate described below (plus 0.5%) is higher than that index rate as of the contract's date of issue, the effect of the market value adjustment will be negative. If, for example, on the date of a withdrawal, the index rate (plus 0.5%) is lower than that index rate as of the contract's date of issue, the effect of the market value adjustment will be positive. Any negative adjustment will be waived to the extent that it would decrease the withdrawal value below the minimum guaranteed value.

     The market value adjustment is determined by the formula below, using the following factors:

     (1) A is an index rate determined at the beginning of each MVA term, for a security with time to maturity equal to that MVA term;

     (2) B is an index rate determined at the time of withdrawal, for a security with time to maturity equal to the current MVA term;

     (3) N is the number of months remaining in the current MVA term (rounded up to the next higher number of months); and

     (4) The index rates for A and B will be the U.S. Treasury Yield as quoted by Bloomberg or a comparable financial market news service, for the maturity equal to the MVA term, using linear interpolation as appropriate.

     The market value adjustment will equal:

     The amount surrendered or transferred out prior to the end of the MVA term multiplied by:

                          [(1+A)/(1+B+0.005)](N/12)-1

     The market value adjustment will be added to or deducted from the amount being withdrawn or transferred.

     Index rates for any calendar month will equal the average of index rates for the last 5 trading days of the previous calendar month.

     We guarantee that any reduction in the amount withdrawn or transferred will not be below the amount initially invested in the MVA Band plus the lowest minimum interest rate applicable to any of the Fixed Account Options offered under the Contract.

                               PURCHASE UNIT VALUE

     Purchase Unit value is discussed in the prospectus under "Purchase Period." The Purchase Unit value for a Division is calculated as shown below:

Step 1: Calculate the gross investment rate:

     Gross Investment Rate

=    (EQUALS)

     The Division's investment income and capital gains and losses (whether realized or unrealized) on that day from the assets attributable to the Division.

/    (DIVIDED BY)

     The value of the Division for the immediately preceding day on which the values are calculated.

We calculate the gross investment rate as of 4:00 p.m. Eastern time on each business day when the Exchange is open.

Step 2: Calculate net investment rate for any day as follows:

     Net Investment Rate

=    (EQUALS)

     Gross Investment Rate (calculated in Step 1)

-    (MINUS)

     Separate Account charges.

Step 3: Determine Purchase Unit Value for that day.

     Purchase Unit Value for that day.

=    (EQUALS)

     Purchase Unit Value for immediate preceding day.

x    (MULTIPLIED BY)

     Net Investment Rate (as calculated in Step 2) plus 1.00.

The following illustrations show a calculation of new Purchase Unit value and the purchase of Purchase Units (using hypothetical examples):

ILLUSTRATION OF CALCULATION OF PURCHASE UNIT VALUE

1. Purchase Unit value, beginning of period                                      $    1.800000
2. Value of Fund share, beginning of period                                      $   21.200000
3. Change in value of Fund share                                                 $     .500000
4. Gross investment return (3)/(2)                                                     .023585
5. Daily separate account fee*                                                         .000025
                                                                                 -------------
*    Mortality and expense risk fee and administration and distribution fee of
     0.90% per annum used for illustrative purposes (assumes that no optional separate account charges are deducted).
6. Net investment return (4)-(5)                                                       .023560
                                                                                 -------------
7. Net investment factor 1.000000+(6)                                                 1.023560
                                                                                 -------------
8. Purchase Unit value, end of period (1)x(7)                                         1.842408
                                                                                 -------------

ILLUSTRATION OF PURCHASE OF PURCHASE UNITS

1. First Periodic Purchase Payment                                               $      100.00
2. Purchase Unit value on effective date of purchase (see Example 3)             $    1.800000
3. Number of Purchase Units purchased (1)/(2)                                           55.556
4. Purchase Unit value for valuation date following purchase (see Example 3)     $    1.842408
                                                                                 -------------
5. Value of Purchase Units in account for valuation date following
      purchase (3)x(4)                                                           $      102.36
                                                                                 -------------

                                 PAYOUT PAYMENTS

ASSUMED INVESTMENT RATE

     The discussion concerning the amount of Payout Payments which follows this section is based on an Assumed Investment Rate of 3% per annum. The foregoing Assumed Investment Rates are used merely in order to determine the first monthly payment per thousand dollars of value. It should not be inferred that such rates will bear any relationship to the actual net investment experience of A.G. Separate Account A.

AMOUNT OF PAYOUT PAYMENTS

     The amount of the first variable Payout Payment to the Annuitant will depend on the amount of the Account Value applied to effect the variable payout as of the tenth day immediately preceding the date Payout Payments commence, the amount of any premium tax owed, the annuity option selected, and the age of the Annuitant.

     The Contracts contain tables indicating the dollar amount of the first Payout Payment under each payout option for each $1,000 of Account Value (after the deduction for any premium tax) at various ages. These tables are based upon the Annuity 2000 Table (promulgated by the Society of Actuaries) and an Assumed Investment Rate of 3%.

     The portion of the first monthly variable Payout Payment derived from a Division of A.G. Separate Account A is divided by the Payout Unit value for that Division (calculated ten days prior to the date of the first monthly payment) to determine the number of Payout Units in each Division represented by the payment. The number of such units will remain fixed during the Payout Period, assuming the Annuitant makes no transfers of Payout Units to provide Payout Units under another Division or to provide a fixed annuity.

     In any subsequent month, the dollar amount of the variable Payout Payment derived from each Division is determined by multiplying the number of Payout Units in that Division by the value of such Payout Unit on the tenth day preceding the due date of such payment. The Payout Unit value will increase or decrease in proportion to the net investment return of the Division or Divisions underlying the variable payout since the date of the previous Payout Payment, less an adjustment to neutralize the 3% or other Assumed Investment Rate referred to above.

     Therefore, the dollar amount of variable Payout Payments after the first will vary with the amount by which the net investment return is greater or less than 3% per annum. For example, if a Division has a cumulative net investment return of 5% over a one year period, the first Payout Payment in the next year will be approximately 2 percentage points greater than the payment on the same date in the preceding year, and subsequent payments will continue to vary with the investment experience of the Division. If such net investment return is 1% over a one year period, the first Payout Payment in the next year will be approximately 2 percentage points less than the payment on the same date in the preceding year, and subsequent payments will continue to vary with the investment experience of the applicable Division.

     Each deferred Contract provides that, when fixed Payout Payments are to be made under one of the first three payout options, the monthly payment to the Annuitant will not be less than the monthly payment produced by the then current settlement option rates, which will not be less than the rates used for a currently issued single payment immediate annuity contract. The purpose of this provision is to assure the Annuitant that, at retirement, if the fixed payout purchase rates then required by the Company for new single payment immediate annuity contracts are significantly more favorable than the annuity rates guaranteed by a Contract, the Annuitant will be given the benefit of the new annuity rates.

PAYOUT UNIT VALUE

     The value of a Payout Unit is calculated at the same time that the value of a Purchase Unit is calculated and is based on the same values for Fund shares and other assets and liabilities. (See "Purchase Period" in the prospectus.) The calculation of Payout Unit value is discussed in the prospectus under "Payout Period."

     The following illustrations show, by use of hypothetical examples, the method of determining the Payout Unit value and the amount of variable annuity payments.

                ILLUSTRATION OF CALCULATION OF PAYOUT UNIT VALUE

 1. Payout Unit value, beginning of period                     $   .980000
 2. Net investment factor for Period (see Example 3)              1.023558
 3. Daily adjustment for 3% Assumed Investment Rate                .999906
 4. (2)x(3)                                                       1.023462
 5. Payout Unit value, end of period (1)x(4)                   $  1.002993

             ILLUSTRATION OF PAYOUT PAYMENTS

 1. Number of Purchase Units at Payout Date                      10,000.00
 2. Purchase Unit value (see Example 3)                        $  1.800000
 3. Account Value of Contract (1)x(2)                          $ 18,000.00
 4. First monthly Payout Payment per $1,000 of Account Value   $      5.63
 5. First monthly Payout Payment (3)x(4)/1,000                 $    101.34
 6. Payout Unit value (see Example 10)                         $   .980000
 7. Number of Payout Units (5)/(6)                                 103.408
 8. Assume Payout Unit value for second month equal to         $   .997000
 9. Second monthly Payout Payment (7)x(8)                      $    103.10
10. Assume Payout Unit value for third month equal to          $   .953000
11. Third monthly Payout Payment (7)x(10)                      $     98.55

                   DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS

     The Company has qualified the Contracts for sale in 47 states and the District of Columbia.

     The Contracts have been sold in a continuous offering by licensed insurance agents who are registered representatives of broker-dealers that are members of the Financial Industry Regulatory Authority ("FINRA"). In some cases the broker-dealers are exempt from registration. The principal underwriter for A.G. Separate Account A is American General Distributors, Inc. ("Distributor"). Distributor was formerly known as A.G. Distributors, Inc. In the States of Florida and Illinois, the Distributor is known as American General Financial Distributors of Florida, Inc. and American General Financial Distributors of Illinois, Inc., respectively. Distributor's address is 2929 Allen Parkway, Houston, Texas 77019. Distributor is a Delaware corporation organized in 1994 and is a member of FINRA.

     The broker-dealers whose agents sell the Contracts will be compensated for such sales by commissions ranging up to 7% of each Purchase Payment. The Company may from time to time pay a trail commission to the licensed agents who sell the Contracts. (These various commissions are paid by the Company and do not result in any charge to Contract Owners or to A.G. Separate Account A in addition to the charges described under "Fees and Charges" in the prospectus.)


     Pursuant to its underwriting agreement with Distributor and A.G. Separate Account A, the Company reimburses Distributor for reasonable sales expenses, including overhead expenses. Sales commissions paid for the years 2006, 2007 and 2008 were, $74,004, $55,338 and $56,349 respectively. The Distributor retained $0 in Commissions for these same years.


                                     EXPERTS


     The consolidated financial statements of Western National Life Insurance Company as of December 31, 2008 and 2007 and the related consolidated statements of income (loss), comprehensive income (loss), and cash flows for each of the three years in the period ended December 31, 2008 and the statement of assets and liabilities of the A.G. Separate Account A as of December 31, 2008 and the related statement of operations for the period then ended and the statement of changes in net assets for each of the two periods ended December 31, 2008, all included in this Statement of Additional Information, have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP is located at 1201 Louisiana Street, Suite 2900, Houston, Texas 77002-5678.

                        COMMENTS ON FINANCIAL STATEMENTS


     The financial statements of Western National Life Insurance Company should be considered only as bearing upon the ability of the Company to meet its obligations under the Contracts, which include death benefits, and its assumption of the mortality and expense risks.

                         AIG ANNUITY INSURANCE COMPANY

              INDEX TO AUDITED CONSOLIDATED FINANCIAL STATEMENTS

                                                                        Page
                                                                      Number(s)
                                                                      ---------

Report of Independent Registered Public Accounting Firm..............     1

Consolidated Balance Sheet - December 31, 2008 and 2007..............  2 to 3

Consolidated Statement of Income - Years Ended December 31, 2008,
  2007 and 2006......................................................     4

Consolidated Statement of Cash Flows - Years Ended December 31,
  2008, 2007 and 2006................................................  5 to 6

Consolidated Statement of Comprehensive Income - Years Ended
  December 31, 2008, 2007 and 2006...................................     7

Notes to Consolidated Financial Statements...........................  8 to 59

            Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholder of AIG Annuity Insurance Company:

In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of income (loss), of cash flows and of comprehensive income (loss) present fairly, in all material respects, the financial position of AIG Annuity Insurance Company and its subsidiaries (the "Company"), an indirect wholly owned subsidiary of American International Group, Inc., at December 31, 2008 and 2007, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2008 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Houston, Texas
April 29, 2009

                         AIG ANNUITY INSURANCE COMPANY
                          CONSOLIDATED BALANCE SHEET

                                                     December 31, December 31,
                                                         2008         2007
                                                     ------------ ------------
                                                           (In millions)
ASSETS
Investments and cash
   Cash.............................................   $ 2,566      $ 1,325
   Restricted cash..................................        50           26
   Short-term investments...........................        91           23
       Fixed maturity securities available for
         sale, at fair value (amortized cost:
         2008 - $33,892; 2007 - $41,658)............    31,692       41,699
   Hybrid securities, at fair value
     (cost: 2008 - $10; 2007 - $78).................         8           84
   Trading securities, at fair value
     (cost: 2008 - $350; 2007 - $12)................       275           14
   Common and non-redeemable preferred stocks
     available for sale, at fair value
     (cost: 2008 - $50; 2007 - $60).................        48          104
   Mortgage and other loans receivable..............     2,851        2,786
   Policy loans.....................................        45           47
   Partnerships.....................................     2,935        3,406
   Securities lending collateral, at fair value
     (cost: 2008 - $0; 2007 - $20,243)..............        --       18,859
   Aircraft, net of accumulated depreciation
     (2008 - $280; 2007 - $220).....................       807          850
   Other invested assets............................       151          289
                                                       -------      -------
   Total investments and cash.......................    41,519       69,512
   Variable annuity assets held in separate
     accounts.......................................        96          219
   Accrued investment income........................       415          497
   Deferred acquisition costs and cost of
     insurance purchased............................     3,266        2,060
   Deferred bonus interest..........................       989          598
   Income taxes receivable..........................        --           --
   Deferred tax asset...............................        60          121
   Receivable from brokers..........................        39           34
   Goodwill.........................................        --          811
   Other assets.....................................        70           20
                                                       -------      -------
   TOTAL ASSETS.....................................   $46,454      $73,872
                                                       =======      =======

         See accompanying notes to consolidated financial statements.

                         AIG ANNUITY INSURANCE COMPANY
                          CONSOLIDATED BALANCE SHEET

                                                   December 31, December 31,
                                                       2008         2007
                                                   ------------ ------------
                                                         (In millions)
LIABILITIES AND SHAREHOLDER'S EQUITY
Reserves, payables and accrued liabilities
   Reserves for fixed annuity contracts without
     life contingencies...........................   $40,196      $43,241
   Reserves for fixed annuity contracts with life
     contingencies................................     2,645        2,662
   Securities lending payable.....................        --       20,500
   Notes payable..................................
       To affiliates, net.........................       377          408
       To third parties, net......................        80           87
   Payable to brokers.............................        --           27
   Income taxes payable...........................        20           17
   Other liabilities..............................       570          476
                                                     -------      -------
   Total reserves, payables and accrued
     liabilities..................................    43,888       67,418
Variable annuity liabilities related to separate
  accounts........................................        96          219
Deferred income taxes.............................        --           --
                                                     -------      -------
   Total liabilities..............................    43,984       67,637
                                                     -------      -------
Minority interest.................................       152          180
Shareholder's equity
   Common stock, $50 par value; 100,000 shares
     authorized; shares issued 2008 and 2007 -
     50,000.......................................         3            3
   Additional paid-in capital.....................    11,766        4,253
   Retained earnings (accumulated deficit)........    (8,489)       2,527
   Accumulated other comprehensive loss...........      (962)        (728)
                                                     -------      -------
   Total shareholder's equity.....................     2,318        6,055
                                                     -------      -------
   TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY.....   $46,454      $73,872
                                                     =======      =======

         See accompanying notes to consolidated financial statements.

                         AIG ANNUITY INSURANCE COMPANY
                    CONSOLIDATED STATEMENT OF INCOME (LOSS)

                                                      Years Ended December 31,
                                                      ------------------------
                                                        2008     2007    2006
                                                      --------  ------  ------
                                                            (In millions)
REVENUES
   Investment income................................. $  2,207  $3,420  $3,419
   Rental income from aircraft operating leases......       99     112     120
   Fee income........................................      120      88     100
   Premiums and other considerations.................       17      19      31
   Net realized investment losses....................  (10,908)   (754)   (259)
                                                      --------  ------  ------
   Total revenues....................................   (8,465)  2,885   3,411
                                                      --------  ------  ------
BENEFITS AND EXPENSES
   Interest credited to fixed annuity contracts
     without life contingencies......................    1,489   1,510   1,574
   Interest credited to fixed annuity contracts with
     life contingencies..............................      176     179     178
   Other insurance policy benefits...................       17      22      45
   Amortization of deferred acquisition costs and
     cost of insurance purchased.....................     (270)    357     353
   Amortization of deferred bonus interest...........      (95)    106      94
   Interest on notes payable.........................       26      45      48
   Depreciation on aircraft..........................       60      58      57
   General and administrative expenses and annual
     commissions, net of deferrals...................      102      84      77
   Goodwill impairment...............................      811      --      --
                                                      --------  ------  ------
   Total benefits and expenses.......................    2,316   2,361   2,426
                                                      --------  ------  ------
INCOME (LOSS) BEFORE INCOME TAXES AND MINORITY
  INTEREST...........................................  (10,781)    524     985
Income tax expense (benefit).........................      225     178     351
                                                      --------  ------  ------
INCOME (LOSS) BEFORE MINORITY INTEREST...............  (11,006)    346     634
Minority interest expense............................      (10)     (8)     --
                                                      --------  ------  ------
NET INCOME (LOSS).................................... $(11,016) $  338  $  634
                                                      ========  ======  ======

         See accompanying notes to consolidated financial statements.

                         AIG ANNUITY INSURANCE COMPANY
                     CONSOLIDATED STATEMENT OF CASH FLOWS

                                                    Years Ended December 31,
                                                  ---------------------------
                                                    2008      2007     2006
                                                  --------  -------  --------
                                                         (In millions)
CASH FLOWS FROM OPERATING ACTIVITIES
   Net income (loss)............................. $(11,016) $   338  $    634
       Adjustments to reconcile net
         income (loss) to net cash
         provided by operating activities:
          Interest credited to fixed
            annuity contracts without
            life contingencies...................    1,489    1,510     1,574
          Amortization of deferred
            acquisition costs including
            insurance purchased..................     (270)     357       353
          Amortization of deferred bonus
            interest.............................      (95)     106        94
          Net realized investment losses.........   10,908      754       259
          Equity in income of
            partnerships and other
            invested assets......................      502     (387)     (240)
          Depreciation on aircraft...............       60       58        57
          Amortization of premium and
            discount on securities...............      (70)     (30)      (10)
          Goodwill impairment....................      811       --        --
          Minority interest expense..............       10        8        --
          Provision for deferred income
            taxes................................      186      (53)       76
   Changes in:
       Restricted cash transferred to
         collections.............................       --       --         1
       Trading securities, at fair value.........       86       12       (23)
       Hybrid securities, at fair value..........       76       19        30
       Accrued investment income.................       82       88        47
       Deferred acquisition costs................     (316)    (241)     (247)
       Reserves for fixed annuity
         contracts with life contingencies.......      (17)      (3)       13
       Income taxes currently
         receivable/payable......................        3       58       (41)
       Other liabilities.........................      102       (2)       82
       Other, net................................       22      (10)      (33)
                                                  --------  -------  --------
NET CASH PROVIDED BY OPERATING ACTIVITIES........    2,553    2,582     2,626
                                                  --------  -------  --------
CASH FLOWS FROM INVESTING ACTIVITIES
   Purchases and issuances of:
       Fixed maturity securities.................   (9,119)  (8,363)  (16,570)
       Mortgage loans............................     (332)  (1,146)     (613)
       Aircraft and aircraft improvements........      (14)     (17)      (10)
       Other investments, excluding
         short-term investments..................     (672)  (1,068)     (681)
   Sales of:
       Fixed maturity securities.................   12,259   10,563     5,536
       Other investments, excluding
         short-term investments..................      265      349       181
   Insurance proceeds for aircraft...............       --       --        12
   Restricted cash used for aircraft
     conversion..................................       --       --         4
   Redemptions and maturities of:
       Fixed maturity securities.................    2,315    2,358    12,904
       Mortgage loans............................      228      551       216
   Change in short-term investments..............      (68)      49         8
   Change in securities lending collateral.......   12,786   (2,511)   (2,139)
                                                  --------  -------  --------
NET CASH PROVIDED BY (USED IN) INVESTING
  ACTIVITIES.....................................   17,648      765    (1,152)
                                                  --------  -------  --------

         See accompanying notes to consolidated financial statements.

                         AIG ANNUITY INSURANCE COMPANY
               CONSOLIDATED STATEMENT OF CASH FLOWS (Continued)

                                                     Years Ended December 31,
                                                    --------------------------
                                                      2008      2007     2006
                                                    --------  -------  -------
                                                           (In millions)
CASH FLOWS FROM FINANCING ACTIVITIES
   Deposits on fixed annuity contracts............. $  5,809  $ 4,074  $ 4,264
   Net exchanges from the fixed accounts of
     variable annuity contracts....................        5        1        2
   Withdrawal payments on fixed annuity
     contracts.....................................   (8,194)  (6,382)  (5,343)
   Claims and annuity payments on fixed
     annuity contracts.............................   (2,266)  (2,185)  (2,174)
   Repayment of notes payable......................      (45)     (74)     (68)
   Restricted cash.................................      (24)       1       (3)
   Security deposits on aircraft...................       32       12       11
   Change in securities lending payable............  (20,500)   2,434    2,139
   Contributions of minority interest holders......       --       --        1
   Capital contributions from Parent...............    6,223       78       --
   Dividends to Parent.............................       --     (400)    (150)
                                                    --------  -------  -------
NET CASH USED IN FINANCING ACTIVITIES..............  (18,960)  (2,441)  (1,321)
                                                    --------  -------  -------
NET INCREASE IN CASH...............................    1,241      906      153
CASH AT BEGINNING OF PERIOD........................    1,325      419      266
                                                    --------  -------  -------
CASH AT END OF PERIOD.............................. $  2,566  $ 1,325  $   419
                                                    ========  =======  =======
SUPPLEMENTAL CASH FLOW INFORMATION
   Income taxes paid............................... $     36  $   173  $   316
                                                    ========  =======  =======
   Interest paid................................... $     30  $    36  $    40
                                                    ========  =======  =======
   Non-cash activity:..............................
       Bonus interest credited to reserve for
         annuity contracts......................... $    102  $   100  $   131
                                                    ========  =======  =======
       Capital contribution in form of
         securities................................ $  1,290  $    --  $    --
                                                    ========  =======  =======

         See accompanying notes to consolidated financial statements.

                         AIG ANNUITY INSURANCE COMPANY
             CONSOLIDATED STATEMENT OF COMPREHENSIVE INCOME (LOSS)

                                                      Years Ended December 31,
                                                      ------------------------
                                                        2008      2007    2006
                                                      --------  -------  -----
                                                            (In millions)
NET INCOME........................................... $(11,016) $   338  $ 634
OTHER COMPREHENSIVE INCOME (LOSS)
   Net unrealized losses on invested assets arising
     during the current period.......................   (6,113)  (1,982)  (595)
   Deferred income tax benefit on above changes......    2,131      704    208
   Reclassification adjustment for net realized
     losses included in net income...................    4,939      384    229
   Deferred income tax expense on above changes......   (1,722)    (137)   (80)
   Adjustment to deferred acquisition costs..........      815      165    203
   Deferred income tax expense on above changes......     (284)     (58)   (73)
                                                      --------  -------  -----
OTHER COMPREHENSIVE LOSS.............................     (234)    (924)  (108)
                                                      --------  -------  -----
COMPREHENSIVE INCOME (LOSS).......................... $(11,250) $  (586) $ 526
                                                      ========  =======  =====

         See accompanying notes to consolidated financial statements.

                         AIG ANNUITY INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS

   AIG Annuity Insurance Company, including its wholly owned subsidiaries, (the "Company") is a direct, wholly owned subsidiary of AGC Life Insurance Company (the "Parent"), a Missouri-domiciled life insurance company, which is in turn an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG"). AIG is a holding company, which through its subsidiaries is engaged in a broad range of insurance and insurance- related activities, financial services, retirement services and asset management. The Company is a Texas-domiciled life insurance company principally engaged in the business of writing fixed annuities directed to the market for tax-deferred long-term savings products. The Company develops, markets and issues annuity products through a variety of distribution channels. The Company primarily sells deferred annuities through financial institutions, principally banks and thrifts. The Company also markets deferred annuities to both tax-qualified and non-qualified retirement markets through personal producing general agents (agents or general agents whose contract provides for compensation both from business written personally and by subcontracted agents), affiliated and independent broker-dealers and asset management companies throughout the United States of America.

   The Company's sales of deferred annuity products through financial institutions represent a substantial amount of its total sales from such products. The top three financial institution distributors comprised 17%, 13% and 13% of annuity deposits in 2008, with no other single institution representing more than 10% of annuity deposits. The top two financial institution distributors comprised 13% and 11% of annuity deposits in 2007, with no other single institution representing more than 10% of annuity deposits. The top individual financial institution distributor comprised 11% of sales in 2006, with no other single institution representing more than 10% of annuity deposits.

   The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government, and policies of state and other regulatory authorities. The level of sales of the Company's financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets, and terms and conditions of competing financial products. The financial conditions of AIG and rating downgrades beginning late in the third quarter of 2008 and AIG's restructuring plan and related events described in Note 17 below (collectively, the "AIG Events"), in addition to the suspension of Company sales by several large banking partners has also impacted the Company's sales and operations. The Company is exposed to the risks normally associated with a portfolio of fixed-income securities, namely interest rate, option, liquidity and credit risk. The Company controls its exposure to these risks by, among other things, closely monitoring and matching the duration and cash flows of its assets and liabilities; monitoring and limiting prepayment and extension risk in its portfolio; maintaining a large percentage of its portfolio in highly liquid securities; engaging in a disciplined process of underwriting; and reviewing and monitoring credit risk. The Company also is exposed to market risk, as market volatility may result in reduced fee income on variable annuity assets held in separate accounts. In addition, the Company has experienced surrenders in its fixed annuity products and may continue to experience such surrenders, also resulting in reduced investment income. Although management expects to be able to achieve its plans, no assurance can be given that one or

                         AIG ANNUITY INSURANCE COMPANY
   of the risks described above will not result in material adverse effects on the Company's financial position, results of operations and or statutory capital.

   As described in Note 17 herein, AIG commenced an organization-wide restructuring plan under which some of its businesses will be divested, some will be held for later divestiture, and some businesses will be prepared for potential subsequent offerings to the public. Successful execution of the restructuring plan involves significant separation activities. Accordingly, AIG and the Company have established retention programs for its key employees to maintain ongoing business operations and to facilitate the successful execution of the restructuring plan.

   At December 31, 2008, AIG and the Company cannot determine the expected date of completion or reliably estimate the total aggregate expenses expected to be incurred for all AIG's restructuring and separation activities. This is due to the significant scale of the restructuring plan, the fact that restructuring costs will vary depending on the identity of the ultimate purchasers of the divested entities, as well as the extended period over which the restructuring is expected to occur.

   BASIS OF PRESENTATION: The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") and include the accounts of the Company, including its wholly owned subsidiaries and a variable interest entity (see below) in which the Company has a partial ownership interest. All significant intercompany accounts and transactions are eliminated in consolidation. Certain prior period items have been reclassified to conform to the current period's presentation.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   USE OF ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods.

   The Company considers its most critical accounting estimates to be those with respect to future policy benefits for life and accident and health contracts, estimated gross profits for investment-oriented products, recoverability of deferred policy acquisition costs (DAC), fair value measurements of certain assets and liabilities, and other-than-temporary impairments in the value of investments. Therefore, actual results could differ from these estimates, possibly in the near term and could have a material effect on the Company's consolidated financial statements.

   During the second half of 2007 and through 2008, disruption in the global credit markets, coupled with the repricing of credit risk, and the U.S. housing market deterioration, particularly in the fourth quarter, created increasingly difficult conditions in the financial markets. These conditions have resulted in greater volatility, less liquidity, widening of credit spreads and a lack of price transparency in certain markets and have made it more difficult to value certain of the Company's invested

                         AIG ANNUITY INSURANCE COMPANY
   assets and the obligations and collateral relating to certain financial instruments issued or held by the Company.
   CONSOLIDATION OF VARIABLE INTEREST ENTITY: On January 14, 2004, the Company purchased 61.3% of the non-voting preferred equity issued by Castle 2003-2 Trust ("Castle 2 Trust"), a Delaware special-purpose statutory trust established on November 21, 2003. The business of Castle 2 Trust and its wholly owned subsidiaries is limited to acquiring, owning, leasing, maintaining, operating and selling commercial jet aircraft. In December 2003, the Financial Accounting Standards Board ("FASB") issued a "Revision to Interpretation No. 46, Consolidation of Variable Interest Entities" ("FIN 46(R)"). In accordance with FIN 46(R), the accounts of Castle 2 Trust have been included in these consolidated financial statements as of and for the years ended December 31, 2008, 2007 and 2006.

   The impact of the consolidation of Castle 2 Trust on consolidated total assets and total liabilities as of December 31, 2008, 2007 and 2006, and on consolidated net income for the years then ended, was as follows:

                                                     Eliminations/
                                     The    Castle 2   Minority
(In millions)                      Company   Trust     interest    Consolidated
-------------                     --------  -------- ------------- ------------
December 31, 2008................
   Total assets.................. $ 45,703   $  983      $(232)      $ 46,454
   Total liabilities.............   43,402      609        (27)        43,984
   Net income....................  (11,015)      24        (25)       (11,016)
December 31, 2007................
   Total assets.................. $ 73,131   $  978      $(237)      $ 73,872
   Total liabilities.............   67,045      628        (36)        67,637
   Net income....................      338       21        (21)           338
December 31, 2006................
   Total assets.................. $ 75,010   $1,036      $(233)      $ 75,813
   Total liabilities.............   68,019      707        (44)        68,682
   Net income....................      631       (1)         4            634

   CASH: Cash represents cash on hand and all highly liquid investments purchased with an original maturity of three months or less.

   RESTRICTED CASH: Castle 2 Trust maintains various restricted cash accounts, primarily lessee-funded accounts, which are not available for general use. Security deposits from lessees that are required to be segregated from other funds are deposited into the lessee-funded accounts.

   INVESTMENTS: Short-term investments consist of interest-bearing cash equivalents, time deposits, and investments maturing within one year, such as commercial paper.

   Bonds, notes, redeemable preferred stocks, common stocks and non-redeemable preferred stocks available for sale are carried at fair value. Changes in unrealized gains and losses, net of tax and their effect on amortization of deferred acquisition costs and other deferred expenses, are credited or charged directly to the

                         AIG ANNUITY INSURANCE COMPANY
   accumulated other comprehensive income or loss component of shareholder's equity.

   If a security includes terms that affect cash flows or exchanges under the contract and have economic characteristics and risks not clearly and closely related to the economic characteristics and risks of the security, those terms are considered an embedded derivative and are accounted for separately. Embedded derivatives are carried at fair value with unrealized gains and losses reflected in income.

   The Company may elect to measure any hybrid financial instrument at fair value, with changes in fair value recognized in earnings, if the hybrid instrument contains an embedded derivative that would otherwise be required to be bifurcated and accounted for separately. The election to measure the hybrid instrument at fair value is made on an instrument-by-instrument basis and is irrevocable at the acquisition or issuance date.

   Bonds and common stock classified as trading securities are carried at fair value. Trading securities include the Company's economic interest in Maiden Lane II, which is carried at fair value under Statement of Financial Accounting Standards ("FAS") No. 159 "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"). Unrealized gains and losses are reflected in income.

   The Company evaluates its investments for other-than-temporary impairment such that a security is considered a candidate for other-than-temporary impairment if it meets any of the following criteria:

   . Trading at a significant (25 percent or more) discount to par, amortized cost (if lower) or cost for an extended period of time (nine consecutive months or longer);

   . The occurrence of a discrete credit event resulting in (i) the issuer defaulting on a material outstanding obligation; (ii) the issuer seeking protection from creditors under the bankruptcy laws or any similar laws intended for court supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

   . The Company may not realize a full recovery on its investment regardless of the occurrence of one of the foregoing events.

   The determination that a security has incurred an other-than-temporary decline in value requires the judgment of management and consideration of the fundamental condition of the issuer, its near-term prospects and all the relevant facts and circumstances. The above criteria also consider circumstances of a rapid and severe market valuation decline, such as that experienced in current credit markets, in which the Company could not reasonably assert that the recovery period would be temporary (severity losses).

   Once a security has been identified as other-than-temporarily impaired, the amount of such impairment is determined by reference to that security's contemporaneous fair value and recorded as a charge to

                         AIG ANNUITY INSURANCE COMPANY
   earnings. If a loss is recognized from a sale subsequent to a balance sheet date pursuant to changes in circumstances, the loss is recognized in the period in which the intent to hold the securities to recovery no longer existed.

   In periods subsequent to the recognition of an other-than-temporary impairment charge for fixed maturity securities, which is not credit or foreign exchange related, the Company generally accretes the discount or amortizes the reduced premium resulting from the reduction in cost basis over the remaining life of the security.

   Certain investments in beneficial interests in securitized financial assets of less than high quality with contractual cash flows, including asset-backed securities, are subject to the impairment and income recognition guidance of Emerging Issues Task Force ("EITF") 99-20, "Recognition of Interest Income and Impairment on Purchased Beneficial Interests and Beneficial Interests that Continued to Be Held by a Transferor in Securitized Financial Assets" as amended by FASB Staff Position ("FSP") No. EITF 99-20-1, "Amendments to the Impairment Guidance of EITF Issue
   No. 99-20," which became effective prospectively in the fourth quarter of 2008. EITF 99-20 requires periodic updates of the Company's best estimate of cash flows over the life of the security. If the fair value of such security is less than its cost or amortized cost and there has been a decrease in the present value of the estimated cash flows since the last revised estimate, considering both their timing and amount, an other-than-temporary impairment charge is recognized. Interest income is recognized based on changes in the timing and the amount of expected principal and interest cash flows reflected in the yield.

   The Company also considers its intent and ability to retain a temporarily impaired security until recovery. Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third-party sources and, in the case of certain structured securities, with certain internal assumptions and judgments regarding the future performance of the underlying collateral. In addition, projections of expected future cash flows may change based upon new information regarding the performance of the underlying collateral.

   Mortgage and other loans are carried at amortized unpaid balances, net of provisions for estimated losses, plus or minus adjustments for the accretion or amortization of discount and premium. Interest income on such loans is accrued as earned. Impairment of mortgage loans on real estate and collateral and commercial loans is based on certain risk factors and when collection of all amounts due under contractual terms is not probable. This impairment is generally measured based on the present value of expected future cash flows discounted at the loan's effective interest rate subject to the fair value of underlying collateral. Interest income on such impaired loans is recognized as cash is received. The Company recorded a $33.8 million credit allowance on other loans as of December 31, 2008. The Company did not record a credit allowance for mortgage and other loans as of December 31, 2007.

   Policy loans are carried at unpaid balances.

                         AIG ANNUITY INSURANCE COMPANY

   Partnerships consist of investments in hedge funds and limited partnerships. Partnerships in which the Company holds less than a five percent interest are carried at fair value and the change in fair value is recognized as a component of other comprehensive income (loss). With respect to partnerships in which the Company holds in the aggregate a five percent or greater interest, or less than five percent interest but the Company has more than a minor influence over the operations of the investee, the Company's carrying value is the net asset value. The changes in such net asset values accounted for under the equity method are recorded in earnings through net investment income. In applying the equity method of accounting, the Company consistently uses financial information provided by the general partners or manager of each of these investments, which is generally one to three months prior to the end of the Company's reporting period. The financial statements of these investees are generally audited on an annual basis.

   Aircraft owned by Castle 2 Trust are recorded at cost and depreciated on a straight-line basis over their estimated lives to their estimated residual value. Generally aircraft and aircraft equipment are depreciated over estimated useful lives of 25 years from the date of manufacture to an estimated residual value, which is currently 15%, but is subject to periodic re-evaluation and could change on the basis of matters affecting specific aircraft types or the aircraft industry in general. Certain major additions and modifications to aircraft may be capitalized. The residual value estimates are reviewed periodically to ensure continued appropriateness.

   Aircraft are periodically reviewed for impairment in accordance with Statement of Financial Accounting Standard ("FAS") No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" ("SFAS 144"). The recognition of an impairment loss for an asset is required when the estimate of undiscounted future cash flows expected to be generated by the asset is less than its carrying amount (net book value). Undiscounted future cash flows consist of estimates of the net lease inflows expected over the remaining useful life of the aircraft, including estimates of future lease rates and relevant costs. Measurement of an impairment loss is to be recognized based on the amount by which the carrying value amount (net book value) of an asset exceeds the fair value of the asset. Fair value reflects the underlying economic value of the aircraft, which includes the appraisers' opinion of most likely trading prices that may be generated by the aircraft under assumed current market circumstances. Fair value assumes that the aircraft is valued for its highest and best use, that the parties to the hypothetical sale transaction are willing, able, prudent and knowledgeable, and under no unusual pressure for a prompt sale, and that the transaction would be negotiated in an open and unrestricted market on an arm's length basis, for cash or equivalent consideration, and given an adequate amount of time for effective exposure to prospective buyers.

   Other invested assets are primarily comprised of preferred equity investments in partially owned companies. Generally, the equity method of accounting is used for the Company's investment in companies in which the Company's ownership interest approximates 20 percent but is not greater than 50 percent. At December 31, 2008 and 2007, the Company's investments

                         AIG ANNUITY INSURANCE COMPANY
   in partially owned companies included its 32.0% interest in the non-voting preferred equity of Castle 2003-1 Trust ("Castle 1 Trust"; see Note 13).

   Other invested assets also include assets related to derivative financial instruments (see Derivative Financial Instruments below, and Note 6).

   Realized gains and losses on the sale of investments are recognized in operations at the date of sale and are determined by using the specific cost identification method. Premiums and discounts on investments are amortized to investment income by using the interest method over the contractual lives or expected payment period of the investments.

   SECURITIES LENDING COLLATERAL AND SECURITIES LENDING PAYABLE: On
   December 12, 2008, the Company terminated its securities lending activities (see Note 4 for additional information).

   Securities lending collateral was invested in interest-bearing cash equivalents and fixed maturity securities, primarily floating-rate bonds. Securities lending collateral investments in fixed maturity securities were carried at fair value and accounted for in a manner consistent with other available-for-sale fixed maturity securities, and were evaluated for other-than-temporary impairment by applying the same criteria used for other fixed maturity securities. The Company's allocated portion of income earned on the invested collateral, net of interest repaid to the borrowers under the securities lending agreements and the related management fees paid to administer the program, was recorded as investment income in the statement of income (loss). The Company's allocated portion of any realized investment losses on the invested collateral was recorded in the consolidated statement of income (loss). The Company generally obtained and maintained cash collateral from securities borrowers at current market levels for the securities lent. During the fourth quarter of 2008, in connection with certain securities lending transactions, the Company met the requirements for sale accounting because collateral received from the counterparties was insufficient to fund substantially all of the cost of purchasing replacement assets. Accordingly, the Company accounted for such lending transactions as sales combined with forward purchase commitments, rather than as secured borrowings.

   As of December 31, 2007, securities subject to securities lending agreements had a fair value of $ 20.09 billion, and were included in fixed maturity securities available for sale at that date.

   DERIVATIVE FINANCIAL INSTRUMENTS: The Company reports all derivative instruments at fair value in other invested assets or other liabilities, as applicable, in the consolidated balance sheet.

   The Company takes positions from time to time in certain derivative financial instruments in order to mitigate the impact of changes in interest and currency rates on certain investment securities. Financial instruments used by the Company for such purposes include interest rate swaps and foreign currency swaps. The Company believes that such hedging activities have been and remain economically effective, but its swaps do not qualify for hedge accounting treatment. As a result, changes in the fair value of swaps are recognized in realized investment gains and losses.

                         AIG ANNUITY INSURANCE COMPANY

   The Company has issued a small number of equity-indexed annuity contracts, which contain embedded derivatives associated with guarantees tied to the S&P 500 index. The Company uses S&P 500 indexed call options to offset the increase in its liabilities resulting from the equity-indexed features of these annuity contracts. The embedded derivatives and the call options are carried at fair value, with changes in fair value recognized in realized investment gains and losses.

   The Company buys and sells short futures contracts on U.S. Treasury notes to hedge interest rate exposures on certain bonds purchased for the Company's trading portfolio. The short futures contracts have terms no longer than three months at the time of purchase and all such positions are closed out each quarter end.

   DEFERRED ACQUISITION COSTS ("DAC") AND OTHER DEFERRED EXPENSES: Policy acquisition costs are deferred and amortized, with interest, in relation to the incidence of estimated gross profits ("EGPs") to be realized over the estimated lives of the annuity contracts. EGPs are composed of net investment income, net realized investment gains and losses, variable annuity fees, guarantee costs, surrender charges and direct administrative expenses. DAC consists of commissions and other costs that vary with, and are primarily related to, the production or acquisition of new business.

   The Company currently offers enhanced crediting rates or bonus payments to contract holders ("bonus interest") on certain of its products. To qualify for such accounting treatment, the bonus interest must be explicitly identified in the contract at inception, and the Company must demonstrate that such amounts are incremental to amounts the Company credits on similar contracts without bonus interest, and are higher than the contract's expected ongoing crediting rates for periods after the bonus period. Such amounts are deferred and amortized over the life of the policy using the same methodology and assumptions used to amortize DAC.

   The cost assigned to certain acquired insurance contracts in force at the acquisition date (cost of insurance purchased, or "CIP") is reported within Deferred acquisition costs and cost of insurance purchased on the consolidated balance sheet. Interest was accreted on the unamortized balance of CIP at rates ranging from 3.0% to 7.65% in 2008, 2007 and 2006. CIP is charged to expense and adjusted for the impact of net unrealized gains (losses) on securities in the same manner as DAC and reported within the same financial statement line items.

   The Company reviews the carrying value of DAC, CIP and deferred bonus interest on at least an annual basis. Management considers estimated future gross profit margins as well as expected mortality, interest earned and credited rates, persistency and expenses in determining whether the carrying amount is recoverable. Any amounts deemed unrecoverable are charged to expense.

   AMORTIZATION OF DAC AND OTHER DEFERRED EXPENSES: DAC, CIP and deferred bonus interest are amortized based on a percentage of EGPs over the life of the underlying policies. EGPs are computed based on assumptions related to the underlying policies written, including their anticipated

                         AIG ANNUITY INSURANCE COMPANY
   duration, net spreads earned during the life of the contracts, costs of providing policy guarantees, and the level of expenses necessary to maintain the policies. The Company adjusts the amortization each quarter for significant differences between actual and assumed profitability in that period. The Company revises future assumptions, referred to herein as an unlocking, when estimates of future gross profits to be realized on its annuity policies are revised. Increases in future EGPs may result from higher interest spread and/or lower surrender rate assumptions, while decreases in future EGPs may result from lower interest spread and/or higher surrender rate assumptions. Amortization for the current period is reduced when future EGPs are increased and increased when future EGPs are decreased.

   As fixed maturity and equity securities available for sale are carried at aggregate fair value, an adjustment is made to DAC equal to the change in amortization that would have been recorded if such securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. The change in this adjustment, net of tax, is included with the change in net unrealized gains or losses on fixed maturity and equity securities available for sale, which is a component of other comprehensive income (loss) and is credited or charged directly to shareholder's equity.

   VARIABLE ANNUITY ASSETS HELD IN AND LIABILITIES RELATED TO SEPARATE
   ACCOUNTS: The Company has issued variable annuities for which the investment risk is generally borne by the contract holder, except with respect to amounts invested in the fixed-rate account options. The assets and liabilities resulting from the receipt of variable and certain group fixed annuity premiums are segregated in separate accounts. The assets supporting the variable portion of variable annuities are carried at fair value and reported as Variable annuity assets held in separate accounts, with an equivalent liability, in the consolidated balance sheet. Amounts assessed against the contract holders for mortality, administrative, other services and certain features are included in Variable annuity fees in the consolidated statement of income.

   GOODWILL: The Company assesses goodwill for impairment on an annual basis, or more frequently if circumstances indicate that a possible impairment has occurred. The assessment of impairment involves a two-step process whereby an initial assessment for potential impairment is performed and, if potential impairment is present, the amount of the impairment is measured and recorded.

   Management initially assesses the potential for impairment by estimating the fair value of the Company and comparing the estimated fair value with the carrying amount of the Company, including goodwill. The estimate of the Company's fair value may be based on one or a combination of approaches including market-based earning multiples of the Company's peer companies, discounted expected future cash flows, external appraisals or, in the case of Company's being considered for sale by AIG, third party indications of fair value, if available. Management considers one or more of these estimates when determining the fair value of a reporting unit to be used in the impairment test.

   If the estimated fair value of the Company exceeds its carrying value, goodwill is not impaired. If the carrying value of the Company exceeds

                         AIG ANNUITY INSURANCE COMPANY
   its estimated fair value, goodwill associated with the Company potentially is impaired. The amount of impairment, if any, is measured as the excess of the carrying value of the Company over the amounts that would be assigned to the Company's assets and liabilities in a hypothetical business combination.

   Based upon this analysis, the Company impaired the entire balance of goodwill as of December 31, 2008.

   RESERVES FOR FIXED ANNUITY CONTRACTS: Reserves for fixed annuity contracts are accounted for as investment-type contracts in accordance with Statement of FAS No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments" ("FAS 97"), and are recorded at accumulated value (deposits received, plus accrued interest, less withdrawals and assessed fees).

   Reserves for fixed annuity contracts with life contingencies are generally calculated using the net level premium method and assumptions as to investment yields and mortality. The assumptions are based on projections of past experience and include provisions for possible adverse deviation. These assumptions are made at the time the contract is issued or, in the case of contracts acquired by purchase, at the purchase date.

   Under GAAP, deposits collected on non-traditional life and annuity insurance products, such as those sold by the Company, are not reflected as revenues in the consolidated statement of income, as they are recorded directly upon receipt to reserves for fixed annuity contracts without life contingencies.

   NET INVESTMENT INCOME: Net investment income represents income primarily from the following sources in the Company's operations:

      . Interest income and related expenses, including amortization of premiums and accretion of discounts on bonds with changes in the timing and the amount of expected principal and interest cash flows reflected in the yield, as applicable.

      . Dividend income and distributions from common and preferred stock and other investments when receivable.

      . Earnings from partnership investments accounted for under the equity method.

   PREMIUMS AND OTHER CONSIDERATIONS: The Company's fixed annuity contracts with life contingencies consist of limited payment contracts. The gross premium received on these contracts is reported as revenue when collected at the issuance of the contract. However, the excess of the gross premium received over the net premium is deferred and recognized in income in relation to the present value of expected future benefit payments.

   FEE INCOME: Variable annuity fees and surrender charges are recorded as income when earned. Variable annuity policy fees are generally based on the market value of assets in the separate accounts supporting the variable annuity contracts. Surrender charges are assessed on withdrawals occurring during the surrender charge period.

                         AIG ANNUITY INSURANCE COMPANY

   NET RE ALIZED INVESTMENT GAINS AND LOSSES: Net realized investment gains and losses are determined by specific identification. The net realized investment gains and losses are generated primarily from the following sources:

      . Sales of fixed maturities, equity securities, securities lending invested collateral and other types of investments.

      . Reductions to the cost basis of fixed maturities, equity securities, securities lending invested collateral and other types of investments for other-than-temporary impairments.

      .   Changes in fair value of derivative assets and liabilities.

      . Exchange gains and losses resulting from foreign exchange transactions.

   INCOME TAXES: The Company is included in the consolidated federal income tax return of its ultimate parent, AIG. Under the tax sharing agreement with AIG, taxes are recognized and computed on a separate company basis. To the extent that benefits for net operating losses, foreign tax credits or net capital losses are utilized on a consolidated basis, the Company would recognize tax benefits based upon the amount of those deductions and credits utilized in the consolidated federal income tax return. Deferred tax assets and liabilities are recorded for the effects of temporary differences between the tax basis of an asset or liability and its reported amount in the consolidated financial statements. The Company assesses its ability to realize deferred tax assets considering all available evidence, including the earnings history, the timing, character and amount of future earnings potential, the reversal of taxable temporary differences, and the tax planning strategies available to the legal entities when recognizing deferred tax assets in accordance with FAS No. 109, "Accounting for Income Taxes" ("FAS 109").

   The Company applies the standards set forth in FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109," ("FIN 48") in determining the financial impact of income tax positions taken or expected to be taken in a tax return. FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition of uncertain tax positions. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods and additional disclosures. The Company's adoption of FIN 48 on January 1, 2007 did not have a material effect on the Company's financial condition or results of operations.

   The Company's determination of the realizability of its deferred tax assets requires estimates of future taxable income. Such estimates could change in the near term, perhaps materially, which may require the Company to adjust its valuation allowance. Such adjustment, either positive or negative, could be material to the Company's financial condition or its results of operations.

                         AIG ANNUITY INSURANCE COMPANY

   RECENTLY ISSUED ACCOUNTING STANDARDS:

   In September 2005, the American Institute of Certified Public Accountants ("AICPA") issued SOP 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts" ("SOP 05-1"). SOP 05-1 provides guidance on accounting for deferred acquisition costs on internal replacements of insurance and investment contracts other than those specifically described in FAS 97. SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights, or coverage that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. Internal replacements that result in a substantially changed contract are accounted for as a termination and a replacement contract. SOP 05-1 became effective on January 1, 2007 and generally affects the accounting for internal replacements occurring after that date. The adoption did not have any effect on the consolidated financial position or results of operations of the Company.

   In February 2006, the FASB issued FAS No. 155, "Accounting for Certain Hybrid Financial Instruments, an amendment of FAS 133 and FAS 140" ("FAS 155"). FAS 155 allows the Company to include changes in fair value in earnings on an instrument-by-instrument basis for any hybrid financial instrument that contains an embedded derivative that would otherwise be required to be bifurcated and accounted for separately under FAS 133. The election to measure the hybrid instrument at fair value is irrevocable at the acquisition or issuance date.

   The Company elected to early adopt FAS 155 as of January 1, 2006, and apply FAS 155 fair value measurement to certain hybrid financial instruments in the Company's available for sale portfolio that existed at December 31, 2005. The effect of this adoption resulted in a $2.3 million after-tax ($3.5 million pre-tax) increase to opening retained earnings as of January 1, 2006, representing the difference between the fair value of these hybrid financial instruments and the prior carrying value as of December 31, 2005. The effect of adoption on after-tax gross gains and losses was $4.6 million ($7.1 million pre-tax) and $2.4 million ($3.6 million pre-tax), respectively.

   In connection with the Company's early adoption of FAS 155, hybrid financial instruments of $102.6 million at December 31, 2006 are now carried at fair value. The effect on earnings for 2006, for changes in the fair value of hybrid financial instruments, was a pre-tax loss of $4.3 million and is reflected in investment income in the consolidated statement of income.

   In September 2006, the FASB issued FAS No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements but does not change existing guidance about whether an instrument is carried at fair value. FAS 157 nullifies the guidance in Emerging Issue Task Force ("EITF") 02-3, "Issues Involved in Accounting and Derivative Contracts Held for Trading Purposes and Contracts Involved in Energy Trading and Risk Management Activities"

                         AIG ANNUITY INSURANCE COMPANY
   that precluded the recognition of a trading profit at the inception of a derivative contract unless the fair value of such contract was obtained from a quoted market price or other valuation technique incorporating observable market data. FAS 157 also clarifies that an issuer's credit standing should be considered when measuring liabilities at fair value.

   The Company adopted FAS 157 on January 1, 2008, its required effective date and it primarily affected the fair value measurement of the embedded derivatives within the Company's equity-indexed annuity contracts. The adoption of FAS 157 did not have a material effect on the Company's consolidated financial condition or its consolidated results of operations.

   In February 2007, the FASB issued FAS No. 159. FAS 159 permits entities to choose to measure at fair value many financial instruments and certain other items that are not currently required to be measured at fair value. Subsequent changes in fair value for designated items will be required to be reported in income. FAS 159 also establishes presentation and disclosure requirements for similar types of assets and liabilities measured at fair value. FAS 159 permits the fair value option election on an instrument-by-instrument basis at initial recognition of an asset or liability or upon an event that gives rise to a new basis of accounting for that instrument. The Company adopted FAS 159 on January 1, 2008, its required effective date. As of January 1, 2008, the Company did not choose to elect the fair value option for any of its financial assets or liabilities.

   In October 2008, the FASB issued FSP FAS 157-3, "Determining the Fair Value of a Financial Asset Where the Market for That Asset Is Not Active" ("FSP FAS 157-3"). FSP FAS 157-3 provides guidance clarifying certain aspects of FAS 157 with respect to the fair value measurements of a security when the market for that security is inactive. The Company adopted this guidance in the third quarter of 2008. The effects of adopting FSP FAS 157-3 on the Company's consolidated financial condition and results of operations were not material.

   In January 2009, the FASB issued FSP EITF amendments to the Impairment Guidance of EITF Issue No. 99-20" ("FSP EITF 99-20-1"). FSP EITF 99-20-1 amends the impairment guidance in EITF Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased Beneficial Interests and Beneficial Interests That Continue to Be Held by a Transferor in Securitized Financial Assets," to achieve more consistent determination of whether an other-than-temporary impairment has occurred. The FSP also retains and emphasizes the objective of an other-than-temporary impairment assessment and the related disclosure requirements in FASB Statement No. 115, "Accounting for Certain Investments in Debt and Equity Securities" and other related guidance. The Company adopted this guidance in the fourth quarter of 2008. The effects of adopting FSP EITF 99-20-1 on the Company's consolidated financial condition and results of operations were not material.

                         AIG ANNUITY INSURANCE COMPANY

   FUTURE APPLICATION OF ACCOUNTING STANDARDS:

   In December 2007, the FASB issued FAS No. 141 (revised 2007), "Business Combinations" ("FAS141(R)"). FAS 141(R) changes the accounting for business combinations in a number of ways, including broadening the transactions or events that are considered business combinations, requiring an acquirer to recognize 100 percent of the fair values of assets acquired, liabilities assumed, and noncontrolling interests in acquisitions of less than a 100 percent controlling interest when the acquisition constitutes a change in control of the acquired entity, recognizing contingent consideration arrangements at their acquisition-date fair values with subsequent changes in fair value generally reflected in income, and recognizing preacquisition loss and gain contingencies at their acquisition-date fair values, among other changes.

   The Company adopted FAS 141(R) for business combinations for which the acquisition date is on or after January 1, 2009. The Company's adoption of this guidance does not have a material effect on the Company's consolidated financial position or results of operations, but may have an effect of the accounting for future business combinations, if any.

   In December 2007, the FASB issued FAS No. 160, "Noncontrolling interests in Consolidated Financial Statements", an amendment of ARB No. 51 ("FAS 160"). FAS 160 requires noncontrolling (i.e., minority) interests in partially owned consolidated subsidiaries to be classified in the consolidated balance sheet as a separate component of consolidated shareholders' equity, or in the mezzanine section of the balance sheet (between liabilities and equity), to the extent such interests do not qualify as "permanent equity" in accordance with EITF Topic D-98, "Classification and Measurement of Redeemable Securities" (revised September 2008). FAS 160 also establishes accounting rules for subsequent acquisitions and sales of noncontrolling interests and how noncontrolling interests should be presented in the consolidated statement of income. The noncontrolling interests' share of subsidiary income should be reported as a part of consolidated net income with disclosure of the attribution of consolidated net income to the controlling and noncontrolling interests on the face of the statement of income.

   The Company adopted FAS 160 on January 1, 2009, its required effective date. FAS 160 must be adopted prospectively, except that noncontrolling interests should be classified as a separate component of shareholder's equity and consolidated net income should be recast to include net income attributable to both controlling and noncontrolling interests retrospectively. Had the Company adopted FAS 160 at December 31, 2008, the Company would have reclassified $152 million of minority (i.e., noncontrolling) interests to shareholder's equity.

   In March 2008, the FASB issued FAS No. 161, "Disclosures about Derivative Instruments and Hedging Activities", an amendment of FAS No. 133 ("FAS 161"). FAS 161 requires enhanced disclosures about (a) how and how why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under Statement

                         AIG ANNUITY INSURANCE COMPANY

   133 and its related interpretations, and (c) how derivative instruments and related hedged items affect an entity's financial position, financial performance, and cash flows. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008.

   In May 2008, the FASB issued FAS 162, "The Hierarchy of Generally Accepted Accounting Principles" ("FAS 162"). FAS 162 identifies the sources of accounting principles and the framework for selecting the principles to be used in the preparation of financial statements presented in conformity with GAAP but does not change current practices. FAS 162 will become effective on the 60/th/ day following Securities and Exchange Commission ("SEC") approval of the Public Company Accounting Oversight Board amendments to remove GAAP hierarchy from the auditing standards. FAS 162 will have no effect on the Company's consolidated financial condition, results of operations or cash flows.

   In February 2008, the FASB issued FSP No. FAS 140-3, "Accounting for Transfers of Financial Assets and Repurchase Financing Transaction" ("FSP FAS 140-3"). FSP FAS 140-3 requires an initial transfer of a financial asset and a repurchase financing that was entered into contemporaneously with or in contemplation of the initial transfer to be evaluated as a linked transaction unless certain criteria are met.

   FSP FAS 140-3 is effective for the Company beginning January 1, 2009 and will be applied to new transactions entered into from that date forward. Early adoption is prohibited. The Company has assessed the effect that adopting FSP FAS 140-3 will have on its consolidated financial statements and does not believe the effect will be material.

   In April 2008, the FASB issued FSP FAS 115-2 and FAS 124-2, "Recognition and Presentation of Other-Than-Temporary" ("FSP FAS 115-2 and FAS 124-2"). FSP FAS 115-2 and FAS 124-2 amend the other-than-temporary impairment guidance in U.S. GAAP for debt securities to make the guidance more operational and to improve the presentation and disclosure of other-than-temporary impairments on debt and equity securities in the financial statements. This FSP does not amend existing recognition and measurement guidance related to other-than-temporary impairments of equity securities. FSP FAS 115-2 and FAS 124-2 are effective for interim and annual reporting periods ending after June 15, 2009 and management is assessing the affect that adopting them will have on its financial statements.

   In April 2008, the FASB issued FSP FAS 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP FAS 157-4"). FSP FAS 157-4 provides additional guidance for estimating fair value in accordance with FAS 157 when the volume and level of activity for the asset or liability have significantly decreased. This FSP also includes guidance on identifying circumstances that indicate a transaction is not orderly. FSP FAS 157-4 is effective for interim and annual reporting periods ending after June 15, 2009 and management is assessing the affect that adopting the FSP will have on its financial statements.

                         AIG ANNUITY INSURANCE COMPANY

3. INVESTMENTS

   The cost or amortized cost, gross unrealized gains and losses, and estimated fair value of fixed maturity and equity securities available for sale by major category and securities lending collateral follow:

                                           December 31, 2008                         December 31, 2007
                               ----------------------------------------- -----------------------------------------
                                Cost or    Gross      Gross    Estimated  Cost or    Gross      Gross    Estimated
                               Amortized Unrealized Unrealized   Fair    Amortized Unrealized Unrealized   Fair
                                 Cost      Gains      Losses     Value     Cost      Gains      Losses     Value
                               --------- ---------- ---------- --------- --------- ---------- ---------- ---------
Securities of the United
  States government...........  $     8     $  2     $    --    $    10   $    29     $  1     $    (1)   $    29
Securities of foreign
  governments.................      100        6          (8)        98       223       17          (5)       235
States, territories and
  political subdivisions......      127       --          (1)       126        91        1          --         92
Corporate bonds and notes.....   23,271      487      (1,834)    21,924    28,566      698        (490)    28,774
Mortgage-backed securities....   10,095      255        (982)     9,368    12,443      137        (313)    12,267
Affiliated securities.........      291       --        (125)       166       306       --          (4)       302
                                -------     ----     -------    -------   -------     ----     -------    -------
Total fixed maturity
  securities..................   33,892      750      (2,950)    31,692    41,658      854        (813)    41,699
Equity securities.............       50        3          (5)        48        60       44          --        104
Securities lending collateral.       --       --          --         --    20,243       --      (1,384)    18,859
                                -------     ----     -------    -------   -------     ----     -------    -------
Total.........................  $33,942     $753     $(2,955)   $31,740   $61,961     $898     $(2,197)   $60,662
                                =======     ====     =======    =======   =======     ====     =======    =======

   The amortized cost and estimated fair value of fixed maturity securities available for sale by contractual maturity, as of December 31, 2008, were as follows:

                                        Amortized Estimated
                                          Cost    Fair Value
                                        --------- ----------
                                           (In millions)
Due in one year or less................  $ 1,267   $ 1,262
Due after one year through five years..   10,859    10,311
Due after five years through ten years.    9,153     8,478
Due after ten years....................    2,518     2,273
Mortgage-backed securities.............   10,095     9,368
                                         -------   -------
   Total fixed maturity securities.....  $33,892   $31,692
                                         =======   =======

   Actual maturities may differ from contractual maturities due to prepayments and redemptions.

                         AIG ANNUITY INSURANCE COMPANY

3. INVESTMENTS

   The following table summarizes the Company's gross unrealized losses and estimated fair values on fixed maturity and equity securities available for sale, aggregated by major investment category and on securities lending collateral and presents the length of time that individual securities have been in a continuous unrealized loss position.

                                                     Less than 12 months 12 Months or More        Total
                                                     -----------------   -----------------  -----------------
                                                      Fair    Unrealized  Fair   Unrealized  Fair   Unrealized
(In millions)                                         Value     Losses    Value    Losses    Value    Losses
-------------                                        -------  ---------- ------- ---------- ------- ----------
At December 31, 2008:
Securities of foreign governments................... $    46   $    (8)  $     1  $    --   $    47  $    (8)
States, territories and political subdivisions......      72        (1)        5       --        77       (1)
Corporate bonds and notes...........................  10,086      (989)    3,917     (845)   14,003   (1,834)
Mortgage-backed securities..........................   2,694      (620)    1,269     (362)    3,963     (982)
Affiliated securities...............................     157      (114)        8      (11)      165     (125)
                                                     -------   -------   -------  -------   -------  -------
Total fixed maturity securities.....................  13,055    (1,732)    5,200   (1,218)   18,255   (2,950)
Equity securities...................................      16        (5)       --       --        16       (5)
                                                     -------   -------   -------  -------   -------  -------
Total............................................... $13,071   $(1,737)  $ 5,200  $(1,218)  $18,271  $(2,955)
                                                     =======   =======   =======  =======   =======  =======
At December 31, 2007:
Securities of the United States government.......... $    15   $    (1)  $    --  $    --   $    15  $    (1)
Securities of foreign governments...................      71        (3)       17       (2)       88       (5)
States, territories and political subdivisions......       3        --         4       --         7       --
Corporate bonds and notes...........................   7,081      (229)    6,016     (261)   13,097     (490)
Mortgage-backed securities..........................   3,211      (146)    2,963     (167)    6,174     (313)
Affiliated securities...............................     203        (1)       99       (3)      302       (4)
                                                     -------   -------   -------  -------   -------  -------
Total fixed maturity securities..................... $10,584   $  (380)  $ 9,099  $  (433)  $19,683  $  (813)
Securities lending collateral.......................  17,670    (1,257)    1,189     (127)   18,859   (1,384)
                                                     -------   -------   -------  -------   -------  -------
Total............................................... $28,254   $(1,637)  $10,288  $  (560)  $38,542  $(2,197)
                                                     =======   =======   =======  =======   =======  =======

                         AIG ANNUITY INSURANCE COMPANY

   As of December 31, 2008, the Company held 3,317 individual bonds and other investments that were in an unrealized loss position, of which 1,003 individual investments were in an unrealized loss position continuously for 12 months or more.

   The net realized capital gains (losses) of the Company's available for sale investments were as follows:

                                                       Years Ended December 31,
                                                       ----------------------
                                                         2008      2007   2006
                                                       --------   -----  -----
                                                            (In millions)
Net realized investment gains (losses):
   Fixed maturity securities.......................... $   (464)  $ (29) $ (16)
   Equity securities..................................       20      12     14
   Mortgage and other loans...........................       (5)     (3)    --
   Partnerships and other invested assets.............       74     (10)   (16)
   Derivative instruments.............................     (242)     (7)   (30)
   Net gain/(loss) on fair value hedges...............       24       5     (9)
   Securities lending collateral......................   (7,109)   (334)    --
   Impairment writedowns..............................   (3,206)   (388)  (202)
                                                       --------   -----  -----
Total net realized investment losses before taxes..... $(10,908)  $(754) $(259)
                                                       ========   =====  =====

   The Company recorded other-than-temporary impairment charges of $8.84 billion (including $5.63 billion allocated to securities lending collateral), $645 million (including $257 million allocated to securities lending collateral) and $202 million in 2008, 2007 and 2006, respectively. See Note 2 herein for the Company's other-than-temporary impairment accounting policy.

   The gross realized gains and gross realized losses from sales of the Company's available for sale securities were as follows:

                                     2008              2007              2006
                               ----------------  ----------------  ----------------
                                Gross    Gross    Gross    Gross    Gross    Gross
                               Realized Realized Realized Realized Realized Realized
(In millions)                   Gains    Losses   Gains    Losses   Gains    Losses
-------------                  -------- -------- -------- -------- -------- --------
At December 31, 2008:
Fixed maturity securities.....  $1,564  $(2,028)   $118    $(147)    $183    $(199)
Equity securities.............      21       (1)     12       --       16       (2)
                                ------  -------    ----    -----     ----    -----
   Total......................  $1,585  $(2,029)   $130    $(147)    $199    $(201)
                                ======  =======    ====    =====     ====    =====

                         AIG ANNUITY INSURANCE COMPANY

   The sources and related amounts of investment income were as follows:

                                                       Years Ended December 31,
                                                       ----------------------
                                                        2008     2007    2006
                                                       ------   ------  ------
                                                            (In millions)
Fixed maturity securities - non-affiliated............ $2,390   $2,783  $2,999
Fixed maturity securities - affiliated................     21       22      28
Equity securities.....................................      2        7       1
Mortgage and other loans..............................    146      167     113
Partnerships and other invested assets................   (514)     412     260
Other investment income...............................    193       64      49
                                                       ------   ------  ------
   Gross investment income............................  2,238    3,455   3,450
Investment expenses...................................    (31)     (35)    (31)
                                                       ------   ------  ------
   Total net investment income........................ $2,207   $3,420  $3,419
                                                       ======   ======  ======

   At December 31, 2008, the Company's investments included five investments in single entities that each exceeded 10% of the Company's consolidated shareholder's equity. These investments included short-term money market investments, highly rated mortgage-backed securities, and public high grade bonds. Two of the issuing entities were U.S. government agencies.

   On December 12, 2008, the Company and certain other domestic insurance subsidiaries sold to Maiden Lane II LLC ("ML II") all of their undivided interests in a pool of $39.3 billion face amount of residential mortgage-backed securities (the "RMBS") which were held as securities lending invested collateral. In exchange for the RMBS, the life insurance companies received an initial purchase price of $19.8 billion plus the right to receive deferred contingent portions of the total purchase price of $1 billion plus a participation in the residual, each of which is subordinated to the repayment of a loan from the Federal Reserve Bank of New York ("New York Fed") to ML II.

   Neither AIG nor the Company has any control rights over ML II. The Company has determined that ML II is a variable interest entity ("VIE") and the Company is not the primary beneficiary. The transfer of RMBS to ML II has been accounted for as a sale, in accordance with FAS 140. The Company has elected to account for its economic interest in ML II (including the rights to the deferred contingent purchase price) at fair value under FAS 159, because this interest would otherwise meet the criteria of a hybrid instrument and require bifurcation of an embedded derivative. This interest is reported in fixed maturity securities, trading, with changes in fair value reported as a component of net investment income. See Note 7 for further discussion of the Company's fair value methodology and the valuation of ML II.

   See Note 4 for additional information regarding the Securities Lending Program and the sale of the RMBS to ML II.

   At December 31, 2008, the Company had direct commercial mortgage loan exposure of $2.53 billion. At that date, substantially all of the loans were current.

                         AIG ANNUITY INSURANCE COMPANY

   The commercial loan exposure by state and type of loan, at December 31, 2008 were as follows:

(In millions)
                               # of                                                            % of
State                          Loans Amount Apartments Offices Retail Industrial Hotels Others Total
-----                          ----- ------ ---------- ------- ------ ---------- ------ ------ -----
California....................   46  $  993    $ --    $  594   $ 17     $170     $79    $133    39%
New York......................   13     242      70       115     12       --       8      37    10%
Pennsylvania..................   33     185      22        70     30       63      --      --     7%
Texas.........................   14     177       5       117     --       43      --      12     7%
New Jersey....................    8     173      71        72     --        5      --      25     7%
Florida.......................   13     112      --        44     15       --      --      53     4%
District of Columbia..........    2      68      --        68     --       --      --      --     3%
Colorado......................    4      67      --        67     --       --      --      --     3%
Maryland......................    1      60      --        --     60       --      --      --     2%
Minnesota.....................    3      44      --        44     --       --      --      --     2%
Other states..................   55     412      26       180     75       --      --     131    16%
                                ---  ------    ----    ------   ----     ----     ---    ----   ---
   Total......................  192  $2,533    $194    $1,371   $209     $281     $87    $391   100%
                                ===  ======    ====    ======   ====     ====     ===    ====   ===

   At December 31, 2008, the carrying value, which approximates fair value, of fixed maturity securities in default as to the payment of principal or interest totaled $202.4 million.

   At December 31, 2008, $6.8 million of bonds, at amortized cost, were on deposit with regulatory authorities in accordance with statutory requirements.

   On January 14, 2004, Castle 2 Trust entered into an asset purchase agreement to purchase 34 commercial jet aircraft having an aggregate cost of $1.05 billion from International Lease Finance Corporation ("ILFC") and its affiliates, all of which are subsidiaries of AIG. Due to an aircraft disposition in 2006, there are only 33 aircraft remaining in the Castle 2 Trust Group portfolio. At December 31, 2008, 32 of the 33 remaining aircraft were on lease to 29 different lessees in 21 different countries (see Note
   10).

4. SECURITIES LENDING

   The Company and certain other domestic insurance subsidiaries of AIG historically participated in AIG's U.S. securities lending program (the "Securities Lending Program"), which was managed by an affiliated agent, AIG Securities Lending Corp. (the "Agent") and an affiliated investment advisor for the benefit of the domestic insurance company participants
   (collectively, "the Participants").

   On December 12, 2008, the Securities Lending Program was terminated following the sale of long-term investments held by the Agent in the Securities Lending Program's collateral account and the settlement of all outstanding securities lending transactions.

   Under the Securities Lending Program, securities were loaned to various financial institutions, primarily major banks and brokerage firms.

                         AIG ANNUITY INSURANCE COMPANY

   Historically, the Agent had received cash collateral from borrowers at current market levels, which were generally equal to 100 to 102 percent of the value of the loaned securities. The amount of cash advanced by borrowers declined during 2008, in light of the availability of alternative transactions requiring less collateral. During the fourth quarter of 2008, certain securities lending transactions met the requirements for sale accounting because the collateral obtained from the counterparties was not sufficient to fund substantially all of the cost of purchasing replacement assets. Accordingly, the Participants recognized net realized capital losses on deemed sales of lent securities and forward purchase commitments related to such transactions. For loans collateralized at less than 102 percent, the Company obtained a security interest in assets pledged by AIG, primarily high grade bonds, the fair value of which, together with the fair value of all collateral obtained by the Agent from counterparties in connection with the loans, equaled at least 102 percent of the fair value of the loaned securities at the inception of the loans.

   Cash collateral received by the Agent was invested primarily in fixed maturity securities to earn a net spread. A significant portion of the collateral received was invested in residential mortgage-backed securities with expected maturities that were longer than the liabilities to the securities lending counterparties. The value of those collateral securities declined during the latter part of 2007 and throughout 2008 and trading in such securities was extremely limited. As a result, the Participants recognized other-than-temporary impairment charges totaling $17.21 billion in 2008 related to investments in the collateral account.

   Effective June 17, 2008, the Company benefited from an agreement between AIG and the Agent's parent ("the Make-whole Agreement"), pursuant to which AIG agreed to make additional contributions to the Securities Lending Program's collateral account, up to an aggregate limit of $5 billion, to offset the obligations of the Participants to contribute to the Securities Lending Program's collateral account their pro rata share of any investment losses incurred from the sale of investments made with the Securities Lending Program's collateral on and after January 1, 2008. Any such contributions by AIG to the Securities Lending Program's collateral account were recorded by the Participants as capital contributions. This agreement, which superseded prior, substantially identical agreements that limited AIG's contributions to lower amounts, terminated on December 31, 2008.

   In the third quarter of 2008, counterparties began curtailing their participation in the Securities Lending Program by returning lent securities and requiring the return of cash collateral. In September 2008, the Participants, including the Company, funded cash to the Securities Lending Program's collateral account to provide additional liquidity. On
   September 22, 2008, AIG entered into an $85 billion revolving credit facility (the "Fed Facility") and a guarantee and pledge agreement with the New York Fed. During September 2008, AIG's borrowings under the Fed Facility included $11.35 billion that was advanced to the Securities Lending Program to provide liquidity for the return of collateral to counterparties. At September 30, 2008, AIG deemed the $11.35 billion it had borrowed under the Fed Facility

                         AIG ANNUITY INSURANCE COMPANY
   to provide liquidity to the collateral account to be capital contributions to the Participants, largely offsetting $10.71 billion of third quarter 2008 other-than-temporary impairment charges recorded by the Participants. The Participants recorded interest expense for the period of time the advances were deemed outstanding borrowings, at a rate per annum equal to 3.6175%, which approximated the commercial paper borrowing rate then in effect.

   On October 8, 2008, certain of the Participants, including the Company, entered into a securities lending agreement with the New York Fed (the "Fed Securities Lending Agreement") pursuant to which the New York Fed agreed to borrow, on an overnight basis, up to $37.8 billion in investment grade fixed income securities from these participants in return for cash collateral. The Fed Securities Lending Agreement assisted the Participants in meeting their obligations to borrowers that were requesting the return of their cash collateral. Prior to this arrangement, $6.99 billion was borrowed by AIG under the Fed Facility between October 1, 2008 and October 8, 2008 and advanced to the Securities Lending Program collateral account to provide liquidity. These amounts were repaid to AIG in October 2008 using liquidity provided by transactions under the Fed Securities Lending Agreement, and the Participants recorded interest expense for these advances at a rate per annum equal to 2.8216%, which approximated the commercial paper borrowing rate then in effect. Each Participant's share of the total interest expense on the September and October 2008 advances from AIG was based on participation rates as of September 30, 2008.

   On December 8, 2008, in conjunction with the termination of the Securities Lending Program, certain of the Participants purchased corporate credit and other asset-backed securities at fair values totaling $3.09 billion from the Securities Lending Program's collateral account, which used the proceeds to settle a portion of the outstanding securities lending transactions. These transactions were recorded as purchases of fixed maturity securities by each of the respective purchasing entities.

   On December 12, 2008, AIG, the Participants and the Agent entered into an Asset Purchase Agreement (the "Asset Purchase Agreement") with ML II, a Delaware limited liability company whose sole member is the New York Fed.

   Pursuant to the Asset Purchase Agreement, the Participants sold to ML II all of their undivided interests in a pool of $39.3 billion face amount of residential mortgage-backed securities (the "RMBS") held by the Agent in connection with the Securities Lending Program. In exchange for the RMBS, the Participants received an initial purchase price of $19.8 billion plus the right to receive deferred contingent portions of the total purchase price of $1 billion plus a participation in the residual, each of which is subordinate to the repayment of the NY Fed loan to ML II. The amount of the initial payment and the deferred contingent portions of the total purchase price, if any are realized, will be allocated among the Participants based on their respective ownership interests in the pool of RMBS as of September 30, 2008. The total purchase price was based on the fair value of the RMBS as of

                         AIG ANNUITY INSURANCE COMPANY

   October 31, 2008. The Participants recognized realized capital losses of $2.2 billion related to declines in the fair value of the RMBS for the month of October 2008 prior to the sale of the RMBS to ML II.

   Pursuant to a credit agreement, the NY Fed, as senior lender, made a loan to ML II (the "ML II Senior Loan") in the aggregate amount of $19.5 billion. Such amount being the cash purchase price of the RMBS payable by ML II on the closing date after certain adjustments, including payments on RMBS for the period between the transaction settlement date of October 31, 2008 and the closing date of December 12, 2008. The ML II Senior Loan is secured by a first priority security interest in the RMBS and all property of ML II, bears interest at a rate per annum equal to one-month LIBOR plus 1.0 percent and has a stated six-year term, subject to extension by the NY Fed at its sole discretion. After the ML II Senior Loan has been repaid in full, to the extent there are sufficient net cash proceeds from the RMBS, the Participants will be entitled to receive from ML II a portion of the deferred contingent purchase price in the amount of up to $1.0 billion plus interest that accrues from the closing date and is capitalized monthly at the rate of one-month LIBOR plus 3.0 percent. In addition, after ML II has paid this fixed portion of the deferred contingent purchase price plus interest, the Participants will be entitled to receive one-sixth of any net proceeds received by ML II in respect of the RMBS as the remaining deferred contingent purchase price for the RMBS, and the NY Fed will receive five-sixths of any net proceeds received by ML II in respect of the RMBS as contingent interest on the ML II Senior Loan. The NY Fed will have sole control over ML II and the sales of the RMBS by ML II so long as the NY Fed has any interest in the ML II Senior Loan.

   Neither AIG nor the Participants have any control rights over ML II. The Company has determined that ML II is a variable interest entity (VIE) and the Company is not the primary beneficiary. The transfer of RMBS to ML II has been accounted for as a sale, in accordance with Statement of Financial Accounting Standards 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities." The Company has elected to account for its economic interest in ML II (including the rights to the deferred contingent purchase price) at fair value under FAS 159. This interest is reported on the balance sheet in fixed maturity securities, trading.

   The Participants applied the initial consideration from the sales of the RMBS and other collateral assets, along with available cash and $5.1 billion provided by AIG in the form of capital contributions, to settle outstanding securities lending transactions (including those under the Fed Securities Lending Agreement, which totaled approximately $20.5 billion as of December 12, 2008). As a result, the Securities Lending Program and the Fed Securities Lending Agreement have been terminated.

   At December 31, 2008, the Company recorded a receivable from affiliate for amounts which are due the Company from the Agent, and a short-term invested asset representing undistributed funds held in the Securities Lending Program collateral account.

                         AIG ANNUITY INSURANCE COMPANY

   As a result of the events and transactions described above, the Company recorded the following amounts in 2008:

(In millions)
-------------
For the year ended December 31, 2008:
Realized gains (losses) on securities lending invested
  collateral:
       Net realized gains (losses) on RMBS sold to ML II............. $  (760)
       Net realized gains (losses) on all other asset sales..........    (718)
       Realized losses due to other-than-temporary declines in
         value.......................................................  (5,631)
                                                                      -------
       Total......................................................... $(7,109)
                                                                      =======
Net realized gains (losses) related to lent securities with
  insufficient collateral:
   Deemed sales of lent securities................................... $  (272)
   Forward purchase commitments......................................    (271)
                                                                      -------
       Total......................................................... $  (543)
                                                                      =======
Capital contributions funded to the collateral account by AIG:
   Pursuant to the Make-whole Agreement.............................. $ 1,671
   AIG advances from the Fed Facility................................   3,944
   Additional contribution...........................................     348
                                                                      -------
       Total......................................................... $ 5,963
                                                                      =======
Cash funded to the collateral account by the Company................. $ 1,841
                                                                      =======
At December 31, 2008:
       Interest in ML II reported in fixed maturity securities,
         trading..................................................... $   273
                                                                      =======
   Undistributed Securities Lending Program assets, in short
     term invested assets............................................      76
                                                                      =======
   Receivable from affiliated Agent.................................. $    67
                                                                      =======

   In conjunction with the Securities Lending Program, the Company had a small number of securities subject to lending agreements with AIG International Inc., a subsidiary of AIG. All such loans were closed on or prior to December 12, 2008 in conjunction with the termination of the Securities Lending Program.

   On September 19, 2008, a proceeding was commenced pursuant to the provisions of the Securities Investor Protection Act of 1970 ("SIPA") with respect to Lehman Brothers Inc. ("Lehman") and a trustee was appointed to administer the Lehman estate. On that date, securities owned by the Company and certain other Participants (collectively, the "Affected Participants") were on loan to Lehman under a master securities lending agreement (the "MSLA"). The commencement of this SIPA proceeding constituted an event of default under the MSLA, and the lent securities were not returned by Lehman. The Affected Participants recorded the lent securities that were not returned by Lehman as sales. As a result of the default, the Affected Participants exercised their remedies under the MSLA to apply collateral held against the amounts owed by Lehman. On November 17, 2008, the Participants instructed the Agent to distribute assets from the Securities Lending Program collateral account having an aggregate fair value equal to the aggregate fair value of the unreturned lent securities on that date. The assets distributed in settlement of amounts owed by Lehman included corporate credit and other asset-backed securities, which were recorded by the Affected Participants in fixed maturity securities, available for sale. The remaining collateral held with respect to securities loaned to Lehman was distributed in cash to the Affected Participants on December 30, 2008 and is reflected in other liabilities at December 31, 2008.

                         AIG ANNUITY INSURANCE COMPANY

5. VARIABLE INTEREST ENTITY

   FASB "Revision to Interpretation No. 46, Consolidation of Variable Interest Entities" ("FIN 46R") provides the guidance for the determination of consolidation for certain entities in which equity investors do not have the characteristics of a controlling financial interest or do not have sufficient equity that is at risk which would allow the entity to finance its activities without additional subordinated financial support. FIN 46R recognizes that consolidation based on majority voting interest should not apply to these VIEs. A VIE is consolidated by its primary beneficiary, which is the party or group of related parties that absorbs a majority of the expected losses of the VIE, receives the majority of the expected residual returns of the VIE, or both.

   The Company primarily determines whether it is the primary beneficiary or a significant interest holder based on a qualitative assessment of the VIE. This includes a review of the VIE's capital structure, contractual relationships and terms, nature of the VIE's operations and purpose, nature of the VIE's interests issued, and the Company's interests in the entity which either create or absorb variability. The Company evaluates the design of the VIE and the related risks the entity was designed to expose the variable interest holders to in evaluating consolidation. In limited cases, when it may be unclear from a qualitative standpoint if the Company is the primary beneficiary, the Company uses a quantitative analysis to calculate the probability weighted expected losses and probability weighted expected residual returns using cash flow modeling.

   The Company's total off balance sheet exposure associated with VIEs was $41 million and $63 million at December 31, 2008 and 2007, respectively.

   The following table presents the Company's total assets, total liabilities and off-balance sheet exposure associated with its significant variable interests in consolidated VIEs:

                                                                           Off-Balance
                                                                  VIE        Sheet
                                                   VIE Assets  Liabilities Exposure
                                                   ----------- ----------- -----------
                                                      Years Ended December 31,
                                                   -----------------------------------
                                                   2008  2007  2008  2007  2008  2007
                                                   ---- ------ ----  ----  ----  ----
                                                            (In millions)
Castle 2 Trust.................................... $983 $  978 $609  $628  $--   $--
AIG Investor Ocean Star (Gibraltar) Limited.......   --     94   --    --   --    --
                                                   ---- ------ ----- ----- ----- -----
Total............................................. $983 $1,072 $609  $628  $--   $--
                                                   ==== ====== ===== ===== ===== =====

   The Company defines a variable interest as significant relative to the materiality of its interest in the VIE. The Company calculates its maximum exposure to loss to be (i) the amount invested in the debt or equity of the VIE, (ii) the notional amount of VIE assets or liabilities where the Company has also provided credit protection to the VIE with the VIE as the referenced obligation, or (iii) other commitments and guarantees to the VIE. Interest holders in VIEs sponsored by the Company generally have recourse only to the assets and cash flows of the VIEs and do not have recourse to the Company, except

                         AIG ANNUITY INSURANCE COMPANY
   in limited circumstances when the Company has provided a guarantee to the VIE's interest holders.

   The following table presents total assets of unconsolidated VIEs in which the Company holds a significant variable interest or is a sponsor that holds variable interest in a VIE, and the Company's maximum exposure to loss associated with these VIEs:

                                                            Maximum Exposure to Loss
                                                   ------------------------------------------
                                                    On-Balance Sheet     Off-Balance Sheet
                                                   ------------------ -----------------------
                                                    Purchased         Commitments
                                         Total VIE and Retained           and
                                          Assets    Interests   Other Guarantees  Derivatives Total
                                         --------- ------------ ----- ----------- ----------- -----
                                                               (In millions)
December 31, 2008
Real estate and investment funds........  $   733      $107      $--      $41         $--     $148
CLOs/CDOs...............................      390        11       --       --          --       11
Maiden Lane II..........................   19,190       273       --       --          --      273
                                          -------      ----      ---      ---         ---     ----
Total...................................  $20,313      $391      $--      $41         $--     $432
                                          =======      ====      ===      ===         ===     ====
December 31, 2007
Real estate and investment funds........  $   680      $ 94      $--      $63         $--     $157
                                          -------      ----      ---      ---         ---     ----
Total...................................  $   680      $ 94      $--      $63         $--     $157
                                          =======      ====      ===      ===         ===     ====

   Balance Sheet Classification

   The Company's interest in the assets and liabilities of both consolidated and unconsolidated VIEs were classified on the Company's balance sheet as follows:

                                         Consolidated Unconsolidated
                                            VIEs        VIEs
                                         -----------  --------------
                                         Years Ended December 31,
                                         --------------------------
                                         2008   2007  2008    2007
                                         ----  ------ ----    ----
                                             (In millions)
Assets:
   Cash................................. $109  $   99 $ --    $--
   Restricted cash......................   50      26   --     --
   Available for sale securities........   --      --   11     --
   Trading securities (entirely Maiden
     Lane II, in 2008)..................   --      --  273     --
   Partnerships and other invested
     assets.............................   --      94  107     94
   Aircraft.............................  807     850   --     --
   Other asset accounts.................   17       3   --     --
                                         ----  ------         ------
Total assets............................ $983  $1,072 $391    $94
                                         ====  ======         ======
Liabilities:
Notes payable:
   To affiliates........................ $412  $  446 $ --    $--
   To third parties.....................   80      87   --     --
Other liabilities.......................  117      95   --     --
                                         ----  ------         ------
Total liabilities....................... $609  $  628 $ --    $--
                                         ====  ======         ======

                         AIG ANNUITY INSURANCE COMPANY

   On December 12, 2008, the Company and certain other domestic insurance subsidiaries sold all of their undivided interests in a pool of $39.3 billion face amount of RMBS to ML II, whose sole member is the NY Fed. The Company has a significant variable economic interest in ML II, which is a VIE. See Note 4 for details regarding the terms of the sale of the RMBS to ML II.

   The Company enters into various arrangements with VIEs in the normal course of business. The Company is involved with VIEs primarily as passive investors in debt securities (rated and unrated) and equity interests issued by VIEs.

   REAL ESTATE AND INVESTMENT FUNDS: The Company is an investor in various real estate investments, some of which are VIEs. These investments are typically with unaffiliated third-party developers via a partnership or limited liability company structure. The VIE's activities consist of the development or redevelopment of commercial and residential real estate. The Company participates as a passive investor in the equity issued primarily by third-party-managed hedge and private equity funds and some funds managed by AIG Investments (an affiliate). The Company is typically not involved in the design or establishment of VIEs, nor does it actively participate in the management of VIEs.

   CLOs/CDOs: The Company invests in collateralized debt obligations ("CDO") or collateralized loan obligations ("CLO"). In CDO and CLO transactions, a special purpose entity purchases a portfolio of assets such as bank loans, corporate debt, or non-performing credits and issues trust certificates or debt securities that represent interests in the portfolio of assets. These transactions can be cash-based or synthetic and are actively or passively managed.

   MORTGAGE BACKED SECURITIES: The Company is a passive investor in mortgage backed securities primarily issued by domestic entities that are typically structured as a Qualifying Special Purpose Entity ("QSPE"). The Company does not sponsor or transfer assets to the entities and was not involved in the design of the entities; as such, the Company has not included these entities in the above table. As the non-sponsor and non-transferor, the Company does not have the information needed to conclusively verify that these entities are QSPEs. The Company's maximum exposure is limited to its investment in securities issued by these entities and is not the primary beneficiary of the overall entity activities. The fair value of the Company's investment in mortgage backed securities is disclosed in Note 3.

                         AIG ANNUITY INSURANCE COMPANY

6. DERIVATIVE FINANCIAL INSTRUMENTS

   The Company's derivative financial instruments were as follows:

                                                      December 31, December 31,
                                                          2008         2007
                                                      ------------ ------------
                                                            (In millions)
Related to investment securities:
   Interest rate swap agreements
       Notional amount...............................     $106         $106
       Fair value....................................        8           --
   Currency swap agreements
       Notional amount...............................      206          246
       Fair value....................................       11          (30)
Related to policyholder liabilities:
   Call options
       Contract amount...............................       22           21
       Fair value....................................        5           16

   The Company recorded the following in net realized investment gains (losses) in the statement of income:

                                                         Years Ended
                                                        December 31,
                                                       --------------
                                                       2008 2007 2006
                                                       ---- ---- ----
                                                        (In millions)
Net change in fair value of derivative financial
  instruments......................................... $37  $(7) $(15)

   The Company is exposed to credit-related losses in the event of non-performance by counterparties to financial instruments. At December 31, 2008, the Company had $24.6 million of net derivative assets outstanding with AIG Financial Products Corp., an affiliated company. The credit exposure of interest rate and currency swap agreements is represented by the fair value of contracts with a positive fair value at the reporting date. In the event of a failure to perform by any of the counterparties to these derivative transactions, there would not be a material effect on the Company's consolidated financial position.

   Castle 2 Trust's derivative financial instruments were as follows:

                                                         December 31, December 31,
                                                             2008         2007
                                                         ------------ ------------
                                                               (In millions)
Related to floating-rate notes:
   Interest rate swap agreements to receive fixed rate
       Notional amount..................................     $477         $514
       Fair value.......................................       45           (2)
Related to fixed-rate leases of aircraft:
   Interest rate swap agreements to pay fixed rate......
       Notional amount..................................      526          599
       Fair value.......................................      (34)         (12)

                         AIG ANNUITY INSURANCE COMPANY

   Castle 2 Trust recorded the following amounts in earnings:

                                                      Years ended
                                                      December 31,
                                                     -------------
                                                     2008 2007 2006
                                                     ---- ---- ----
                                                     (In millions)
Change in fair value of interest rate swap
  agreements........................................ $22   $3  $(9)
Amortization of fair value adjustments on
  fixed-rate leases and floating rate notes.........  (1)   1    6
                                                     ---   --  ---
Net amount recognized in earnings................... $21   $4  $(3)
                                                     ===   ==  ===

7. FAIR VALUE MEASUREMENTS

   Effective January 1, 2008 the Company adopted FAS 157 and FAS 159, which specify measurement and disclosure standards related to assets and liabilities measured at fair value. Effective October 2008, the Company adopted FSP FAS 157-3 which provides guidance clarifying certain aspects of FAS 157 with respect to the fair value measurements of a security when the market for that security is inactive. The adoption of these standards did not have a material effect on the Company's consolidated financial condition or consolidated results of operations.

   FAIR VALUE MEASUREMENTS ON A RECURRING BASIS

   The Company measures at fair value on a recurring basis financial instruments in its trading and available for sale securities portfolios, derivative assets and liabilities, securities lending invested collateral, non-traded equity investments and certain private limited partnership and certain hedge funds included in other invested assets, separate and variable account assets, and certain policyholders' contract deposits. The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

   The degree of judgment used in measuring the fair value of financial instruments generally correlates with the level of pricing observability. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments traded in other-than-active markets or that do not have quoted prices have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. An active market is one in which transactions for the asset or liability being valued occur with sufficient frequency and volume to provide pricing information on an ongoing basis. An other-than-active market is one in which there are few transactions, the prices are not current, price quotations vary substantially either over time or among market makers, or in which little information is released publicly for the asset or liability being valued. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction and general market conditions.

                         AIG ANNUITY INSURANCE COMPANY

   FAIR VALUE HIERARCHY

   Beginning January 1, 2008, assets and liabilities recorded at fair value in the consolidated balance sheet are measured and classified in a hierarchy for disclosure purposes consisting of three "levels" based on the observability of inputs available in the marketplace used to measure the fair values as discussed below:

   Level 1: Fair value measurements that are quoted prices (unadjusted) in active markets that the Company has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Company does not adjust the quoted price for such instruments. Assets and liabilities measured at fair value on a recurring basis and classified as Level 1 include certain government and agency securities, actively traded listed common stocks and derivative contracts, most separate account assets and most mutual funds.

   Level 2: Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals. Assets and liabilities measured at fair value on a recurring basis and classified as Level 2 generally include certain government securities, most investment-grade and high-yield corporate bonds, certain asset-backed securities, certain listed equities, state, municipal and provincial obligations, hybrid securities, mutual fund and hedge fund investments and derivative contracts.

   Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. These measurements include circumstances in which there is little, if any, market activity for the asset or liability. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

   The Company's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment. In making the assessment, the Company considers factors specific to the asset or liability. Assets and liabilities measured at fair value on a recurring basis and classified as Level 3 include certain distressed ABS, structured credit products, certain derivative contracts, policyholders' contract deposits carried at fair value, private equity and real estate fund investments, and direct private equity investments. The Company's non-financial-instrument assets that are measured at fair value on a non-recurring basis generally are classified as Level 3.

   INCORPORATION OF CREDIT RISK IN FAIR VALUE MEASUREMENTS:

   Fair value measurements for freestanding derivatives incorporate counterparty credit by determining the explicit cost for the Company to protect against its net credit exposure to each counterparty at the balance sheet date by reference to observable counterparty credit default

                         AIG ANNUITY INSURANCE COMPANY
   swap spreads. The Company's net credit exposure to a counterparty is determined based on master netting agreements, which take into consideration all derivative positions with the counterparty, as well as cash collateral posted by the counterparty at the balance sheet date.

   Fair values for fixed maturities based on observable market prices for identical or similar instruments implicitly include the incorporation of counterparty credit risk. Fair values for fixed maturities based on internal models incorporate counterparty credit risk by using discount rates that take into consideration cash issuance spreads for similar instruments or other observable information.

   FIXED MATURITY SECURITIES - TRADING AND AVAILABLE FOR SALE: The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure at fair value fixed maturity securities in its trading and available for sale portfolios. Market price data generally is obtained from exchange or dealer markets.

   The Company estimates the fair value of fixed maturity securities not traded in active markets, by referring to traded securities with similar attributes, using dealer quotations, a matrix pricing methodology, discounted cash flow analyses or internal valuation models. This methodology considers such factors as the issuer's industry, the security's rating and tenor, its coupon rate, its position in the capital structure of the issuer, yield curves, credit curves, prepayment rates and other relevant factors. For fixed maturity instruments that are not traded in active markets or that are subject to transfer restrictions, valuations are adjusted to reflect illiquidity and/or non-transferability, and such adjustments generally are based on available market evidence. In the absence of such evidence, management's best estimate is used.

   ML II: At inception, the Company's economic interest in ML II was valued at the transaction price. Subsequently, ML II is valued using a discounted cash flow methodology using the estimated future cash flows of the assets to which the ML II interest is entitled and the discount rates applicable to such interest as derived from the fair value of the entire asset pool. The implicit discount rates are calibrated to the changes in the estimated asset values for the underlying assets commensurate with the Company's interest in the capital structure of the entity. Estimated cash flows and discount rates used in the valuation are validated, to the extent possible, using market observable information for securities with similar asset pools, structure and terms.

   Valuation Sensitivity - The fair value of the ML II interest is most affected by changes in the discount rates and changes in the underlying estimated future collateral cash flow assumptions used in the valuation model.

   The benchmark LIBOR interest rate curve changes are determined by macroeconomic considerations and financial sector credit spreads. The spreads over LIBOR for the ML II (including collateral-specific credit and liquidity spreads) can change as a result of changes in market

                         AIG ANNUITY INSURANCE COMPANY
   expectations about the future performance of this investment as well as changes in the risk premium that market participants would demand at the time of the transactions.

   Changes in estimated future cash flows would primarily be the result of changes in expectations for collateral defaults, recoveries, and underlying loan prepayments.

   Increases in the discount rate or decreases in estimated future cash flows used in the valuation would decrease the Company's estimate of the fair value of ML II as shown in the table below.

                             Fair Value Change
                             -----------------
                               (In millions)
Discount Rates
200 basis points............       $ (30)
400 basis points............         (57)
Estimated Future Cash Flows
10% decrease................        (110)
20% decrease................        (207)

   The Company believes that the ranges of discount rates used in this analysis are reasonable based on implied spread volatilities of similar collateral securities and implied volatilities of LIBOR interest rates. The ranges of estimated future cash flows were determined based on variability in estimated future cash flows implied by cumulative loss estimates for similar instruments. The fair value of the ML II interest is likely to vary, perhaps materially, from the amount estimated.

   EQUITY SECURITIES: The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure at fair value marketable equity securities in its trading and available for sale portfolios. Market price data generally is obtained from exchange or dealer markets.

   PRIVATE LIMITED PARTNERSHIP AND HEDGE FUND INVESTEMENTS - OTHER INVESTED
   ASSETS: The Company initially estimates the fair value of investments in certain private limited partnerships and certain hedge funds by reference to the transaction price. Subsequently, the Company obtains the fair value of these investments generally from net asset value information provided by the general partner or manager of the investments, the financial statements of which generally are audited annually.

   SECURITIES LENDING COLLATERAL: Securities lending collateral is invested in short-term investments and fixed maturity securities, primarily floating-rate bonds. The carrying value of short-term investments is considered to be a reasonable estimate of fair value. Securities lending collateral investments in fixed maturity securities are carried at fair value, which is based principally on independent pricing services, broker quotes and other independent information, consistent with the valuation of other fixed maturity securities. The Company discontinued its securities lending activities in December 2008. See Note 4 for additional disclosure.

                         AIG ANNUITY INSURANCE COMPANY

   SEPARATE AND VARIABLE ACCOUNT ASSETS: Separate and variable account assets are composed primarily of registered and unregistered open-end mutual funds that generally trade daily and are measured at fair value in the manner discussed above for equity securities traded in active markets.

   DERIVATIVE ASSETS AND LIABILITIES: Derivative assets and liabilities can be exchange-traded or traded over the counter ("OTC"). The Company generally values exchange-traded derivatives using quoted prices in active markets for identical derivatives at the balance sheet date.

   OTC derivatives are valued using market transactions and other market evidence whenever possible, including market-based inputs to models, model calibration to market clearing transactions, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. When models are used, the selection of a particular model to value an OTC derivative depends on the contractual terms of, and specific risks inherent in, the instrument as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments. Valuation models require a variety of inputs, including contractual terms, market prices and rates, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, such as generic forwards, swaps and options, model inputs can generally be corroborated by observable market data by correlation or other means, and model selection does not involve significant management judgment.

   Certain OTC derivatives trade in less liquid markets with limited pricing information, and the determination of fair value for these derivatives is inherently more difficult. When the Company does not have corroborating market evidence to support significant model inputs and cannot verify the model to market transactions, the transaction price is initially used as the best estimate of fair value. Accordingly, when a pricing model is used to value such an instrument, the model is adjusted so the model value at inception equals the transaction price. Subsequent to initial recognition, the Company updates valuation inputs when corroborated by evidence such as similar market transactions, third-party pricing services and/or broker or dealer quotations, or other empirical market data. When appropriate, valuations are adjusted for various factors such as liquidity, bid/offer spreads and credit considerations. Such adjustments are generally based on available market evidence. In the absence of such evidence, management's best estimate is used.

   EMBEDDED DERIVATIVES (included in reserves for fixed annuity contracts): The fair value of embedded policy derivatives contained in certain variable annuity and equity-indexed annuity contracts is measured based on actuarial and capital market assumptions related to projected cash flows over the expected lives of the contracts. These cash flow estimates primarily include benefits and related fees assessed, when applicable, and incorporate expectations about policyholder behavior. Estimates of future policyholder behavior are subjective and based primarily on the Company's historical experience. With respect to embedded policy derivatives in the Company's variable annuity contracts, because of the dynamic and complex nature of the expected cash flows, risk neutral valuations are used. Estimating the underlying cash flows for these products involves many

                         AIG ANNUITY INSURANCE COMPANY
   estimates and judgments, including those regarding expected market rates of return, market volatility, correlations of market index returns to funds, fund performance, discount rates and policyholder behavior. With respect to embedded policy derivatives in the Company's equity-indexed annuity contracts, option pricing models are used to estimate fair value, taking into account assumptions for future equity index growth rates, volatility of the equity index, future interest rates, and determinations on adjusting the participation rate and the cap on equity indexed credited rates in light of market conditions and policyholder behavior assumptions. With the adoption of FAS 157, these methodologies were not changed, with the exception of incorporating an explicit risk margin to take into consideration market participant estimates of projected cash flows and policyholder behavior.

   ASSETS AND LIABILITIES MEASURED AT FAIR VALUE ON A RECURRING BASIS

   The following table presents information about assets and liabilities measured at fair value on a recurring basis at December 31, 2008, and indicates the level of the fair value measurement based on the levels of the inputs used:

                                                               Total Fair Value
                                                                 December 31,
                                       Level 1 Level 2 Level 3       2008
                                       ------- ------- ------- ----------------
Assets:                                             (In millions)
Short-term investments................  $ --   $ 1,486 $   --      $ 1,486
Fixed maturity securities:
   Available for sale.................    --    29,625  2,067       31,692
   Hybrid securities..................    --         8     --            8
   Trading Securities.................    --         2    273          275
Equity securities:
   Available for sale.................    21         2     25           48
Partnerships and other invested assets    --       485    567        1,052
Securities lending collateral.........    --        --     --           --
Variable annuity assets held in
  separate accounts...................    96        --     --           96
                                        ----   ------- ------      -------
Total.................................  $117   $31,608 $2,932      $34,657
                                        ----   ------- ------      -------
Liabilities:
Reserves for fixed annuity contracts..  $ --   $    -- $    8      $     8
Derivative liabilities................    --        12     --           12
                                        ----   ------- ------      -------
       Total..........................  $ --   $    12 $    8      $    20
                                        ----   ------- ------      -------

   At December 31, 2008, Level 3 assets totaled $2.93 billion, representing six percent of total assets, and Level 3 liabilities totaled eight million, representing less than one percent of total liabilities.

                         AIG ANNUITY INSURANCE COMPANY

   The following table presents changes during the twelve month period ended December 31, 2008 in Level 3 assets and liabilities measured at fair value on a recurring basis, and the realized and unrealized gains (losses) recorded in income during the twelve month period ended December 31, 2008 related to the Level 3 assets and liabilities that remained on the consolidated balance sheet at December 31, 2008:

                                                                                                                      Changes in
                                                                                                                      Unrealized
                                                                                                                        Gains
                                                    Net Realized                                                     (Losses) on
                                         Balance   and Unrealized  Accumulated   Purchases,                          Instruments
                                            at     Gains (Losses)     Other        Sales,                Balance at    Held at
                                        January 1,  included in   Comprehensive Insurance and Transfers December 31, December 31,
(In millions)                              2008        Income     Income (Loss)  Settlements  In (Out)      2008         2008
-------------                           ---------- -------------- ------------- ------------- --------- ------------ ------------
Assets:
Fixed maturity securities:
   Available for sale..................   $2,179      $  (686)        $(132)       $   179     $  527      $2,067        $ --
   Trading securities..................       --          (75)           --            348         --         273         (75)
Equity securities:
   Available for sale..................       20           (5)           (7)            (5)        22          25          --
Partnerships and other invested assets.      510           57           (57)            58         (1)        567          --
Securities lending collateral..........    2,884       (2,241)          599         (3,470)     2,228          --          --
                                          ------      -------         -----        -------     ------      ------        ----
Total..................................   $5,593      $(2,950)        $ 403        $(2,890)    $2,776      $2,932        $(75)
                                          ------      -------         -----        -------     ------      ------        ----
Liabilities:
Reserves for fixed annuity contracts...   $   18      $   (10)        $  --        $    --     $   --      $    8        $(10)
                                          ------      -------         -----        -------     ------      ------        ----
Total..................................   $   18      $   (10)        $  --        $    --     $   --      $    8        $(10)
                                          ------      -------         -----        -------     ------      ------        ----

   Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3 in the tables above. As a result, the unrealized gains (losses) on instruments held at December 31, 2008 may include changes in fair value that were attributable to both observable (e.g., changes in market interest rates) and unobservable inputs (e.g., changes in unobservable long-dated volatilities).

   The Company uses various hedging techniques to manage risks associated with certain positions, including those classified within Level 3. Such techniques may include the purchase or sale of financial instruments that are classified within Level 1 and/or Level 2. As a result, the realized and unrealized gains (losses) for assets and liabilities classified within Level 3 presented in the table above do not reflect the related realized or unrealized gains (losses) on hedging instruments that are classified within Level 1 and/or Level 2.

   Changes in the fair value of separate and variable account assets are completely offset in the consolidated statement of income (loss) by changes in separate and variable account liabilities, which are not carried at fair value and therefore not included in the foregoing tables.

                         AIG ANNUITY INSURANCE COMPANY

   FAIR VALUE MEASUREMENTS ON A NON-RECURRING BASIS

   The Company measures the fair value of certain assets on a non-recurring basis, generally quarterly, annually, or when events or changes in circumstances indicate that the carrying value amount of the assets may not be recoverable. These assets include cost and equity-method investments and goodwill. The Company uses a variety of techniques to measure the fair value of these assets when appropriate, as described below:

   COST AND EQUITY-METHOD INVESTMENT: When the Company determines that the carrying value of these assets may not be recoverable, the Company records the assets at fair value with the loss recognized in income. In such cases, the Company measures the fair value of these assets using the techniques discussed above for fixed maturities and equity securities.

   GOODWILL: The Company tests goodwill for impairment whenever events or changes in circumstances indicate the carrying amount of goodwill may not be recoverable, but at least annually. When the Company determines goodwill may be impaired, the Company uses techniques that consider market-based earnings multiples of peer companies or discounted cash flow techniques based on the price that could be received in current transaction to sell that asset assuming the asset would be used with other assets as a group (in-use premise). See Fair Value Measured on a Non-Recurring Basis below for additional information.

   See Notes herein for additional information about how the Company tests various asset classes for impairment.

   There were no assets remaining that were measured at fair value on a non-recurring basis on which impairment charges were recorded.

   The Company recognized goodwill impairment charges of $811.2 million for 2008.

   FAIR VALUE OPTION

   FAS 159 permits a company to choose to measure at fair value many financial instruments and certain other assets and liabilities that are not required to be measured at fair value. Subsequent changes in fair value for designated items are required to be reported in income. The Company did not make any fair value measurement elections upon initial adoption of FAS 159. The Company has elected to account for its economic interest in ML II at fair value under FAS 159. The Company recorded a loss of $75.0 million in the year ended December 31, 2008 to reflect the change in fair value of ML II, which was reported as a component of investment income.

                         AIG ANNUITY INSURANCE COMPANY

   FAIR VALUE INFORMATION ABOUT FINANCIAL INSTRUMENTS NOT MEASURED AT FAIR VALUE

   FAS 107, "Disclosures about Fair Value of Financial Instruments" ("FAS
   107"), requires disclosure of fair value information about financial instruments for which it is practicable to estimate such fair value. FAS 107 excludes certain financial instruments, including those related to insurance contracts and lease contracts. Information regarding the estimation of fair value for financial instruments not carried at fair value is discussed below:

   CASH, RESTRICTED CASH AND SHORT-TERM INVESTMENTS: Carrying value is considered to be a reasonable estimate of fair value.

   MORTGAGE AND OTHER LOANS RECEIVABLE: Fair values of the Company's mortgage loans are primarily determined by discounting future cash flows to the present at current market rates, using expected prepayment rates. Fair value for collateral, commercial and guaranteed loans is based principally on independent pricing services, broker quotes and other independent information.

   POLICY LOANS: The fair values of policy loans were not calculated as the Company believes it would have to expend excessive costs for the benefits derived.

   PARTNERSHIPS AND OTHER INVESTED ASSETS: The Company obtains the fair value of its investments in partnerships from information provided by the sponsors of each of these investments, the accounts of which are generally audited on an annual basis. Fair value of investments in preferred equity of partially owned companies is estimated using the same methodology as that used for other preferred securities. Fair value of derivative assets is based on the use of valuation models that utilize, among other things, current interest, foreign exchange and volatility rates, as applicable.

   SECURITIES LENDING COLLATERAL: Securities lending collateral is invested in short-term investments and fixed maturity securities, primarily floating-rate bonds. The carrying value of short-term investments is considered to be a reasonable estimate of fair value. Securities lending collateral investments in fixed maturity securities are carried at fair value, which is based principally on independent pricing services, broker quotes and other independent information, consistent with the valuation of other fixed maturity securities.

   RESERVES FOR INVESTMENT TYPE CONTRACTS: Fair value of reserves for investment type contracts is estimated using estimated future cash flows discounted at a rate offered on comparable new issues.

   SECURITIES LENDING PAYABLE: The contract values of securities lending payable approximate fair value as these obligations are short-term in nature.

   NOTES PAYABLE: Fair values of Castle 2 Trust's notes payable are based on pricing models or formulas using assumptions about future interest rates, interest volatility and other factors.

                         AIG ANNUITY INSURANCE COMPANY

   VARIABLE ANNUITY LIABILITIES RELATED TO SEPARATE ACCOUNTS: Variable annuity liabilities are carried at the market value of the underlying securities of the variable annuity assets held in separate accounts.

   The estimated fair values of the Company's financial instruments at December 31, 2008 and 2007, compared with their respective carrying values, are as follows:

                                            December 31, 2008 December 31, 2007
                                            ----------------  ----------------
                                            Carrying   Fair   Carrying   Fair
                                             Value     Value   Value     Value
                                            --------  ------- --------  -------
                                                      (In millions)
ASSETS
   Cash, restricted cash and short-term
     investments........................... $ 2,707   $ 2,707 $ 1,374   $ 1,374
   Fixed maturity securities:
       Available for sale..................  31,692    31,692  41,699    41,699
       Hybrid securities...................       8         8      84        84
       Trading securities..................     275       275      14        14
   Equity securities:
       Available for sale..................      48        48     104       104
   Mortgage and other loans................   2,851     2,772   2,786     2,798
   Policy loans............................      45        45      47        47
   Partnerships and other invested assets..   3,133     3,133   3,695     3,695
   Securities lending collateral...........      --        --  18,859    18,859
   Variable annuity assets held in
     separate accounts.....................      96        96     219       219
LIABILITIES
   Reserves for investment type contracts..  39,897    39,053  45,903    45,930
   Derivative liabilities..................      12        12      43        43
   Securities lending payable..............      --        --  20,500    20,500
   Notes payable...........................     457       244     495       503
   Variable annuity liabilities related to
     separate accounts.....................      96        96     219       219

                         AIG ANNUITY INSURANCE COMPANY

8. DAC, CIP AND DEFERRED BONUS INTEREST

   Activity in DAC, CIP and deferred bonus interest was as follows:

                                                                    Deferred
                                                            DAC and  bonus
(In millions)                                                 CIP   interest  Total
-------------                                               ------- -------- ------
Balance at January 1, 2006................................. $1,988   $ 494   $2,482
Deferrals..................................................    247     131      378
Amortization related to operations.........................   (397)   (113)    (510)
Unlocking..................................................     --      --       --
Amortization related to net realized investment losses.....     44      19       63
Effect of net unrealized losses on securities..............    171      32      203
                                                            ------   -----   ------
Balance at December 31, 2006...............................  2,053     563    2,616
Deferrals..................................................    240     100      340
Amortization related to operations.........................   (453)   (122)    (575)
Unlocking..................................................      2     (16)     (14)
Amortization related to net realized investment losses.....     94      32      126
Effect of net unrealized losses on securities..............    124      41      165
                                                            ------   -----   ------
Balance at December 31, 2007............................... $2,060   $ 598   $2,658
Deferrals..................................................    316     102      418
Amortization related to operations.........................   (472)   (146)    (618)
Unlocking..................................................   (157)    (48)    (205)
Amortization related to net realized investment losses.....    899     289    1,188
Effect of net unrealized losses on securities..............    620     194      814
                                                            ------   -----   ------
Balance at December 31, 2008............................... $3,266   $ 989   $4,255
                                                            ======   =====   ======

   The Company adjusts amortization (an "unlocking") when estimates of current or future gross profits to be realized are revised. The Company reviews the assumptions underlying these estimates annually. In 2008, amortization increased by $204.6 million based on true-ups of in-force and lapse rates. In 2007, amortization increased by $14.2 million based on true-ups of in-force and lapse rates. An additional $17.8 million of amortization expense was recorded in association with the conversion to a new DAC system. In 2006, amortization was decreased by $0.4 million to reflect yield and spread true-ups and realized gains and losses, partially offset by true-ups of in-force and lapse rates.

   CIP amortization, net of accretion of interest, expected to be recorded in each of the next five years is $26.5 million, $21.9 million, $18.6 million, $16.0 million and $13.7 million, respectively.

                         AIG ANNUITY INSURANCE COMPANY

9. REINSURANCE

   On October 1, 2003, the Company entered into a modified coinsurance agreement with AIG Life of Bermuda, Ltd. ("ALB"), an affiliate. The agreement has an effective date of January 1, 2003. Under the agreement, ALB reinsures a 100% quota share of the Company's liability on virtually all general account deferred annuity contracts issued by the Company with issue dates on or after January 1, 2003. The agreement was amended on September 25, 2007 to terminate the agreement for new business as of July 1, 2007. Under the agreement, the Company will retain the assets supporting the reserves ceded to ALB. At December 31, 2008 and 2007, these assets and the related reserves totaled approximately $20.5 billion and $24.6 billion, respectively. The agreement also provides for an experience refund of all profits, less a reinsurance risk charge. The impact of the agreement on the Company's consolidated results of operations for the years ended
   December 31, 2008, 2007 and 2006 was expense of approximately $3.0 million, $3.8 million and $3.7 million (after tax), respectively, representing the risk charge associated with the agreement.

   The Company has a closed block of life insurance business. Prior to closing the block of life insurance business, the Company limited its exposure to loss on any single life insurance policy in order to recover a portion of benefits paid by ceding reinsurance to other insurance enterprises or reinsurers under excess coverage contracts. The Company has set its retention limit for acceptance of risk on life insurance policies at various levels up to $0.8 million. The Company's reinsurance arrangements do not relieve the Company from its direct obligations to its insured. Thus, a credit exposure exists with respect to life insurance business ceded to the extent that any reinsurer is unable to meet the obligations assumed under the reinsurance agreements. The Company evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Assets, including reinsurance receivables and prepaid reinsurance premiums, and liabilities relating to reinsurance contracts are included in but not separately identified in the Company's financial statements.

   Direct and assumed life insurance in force totaled $179.3 million, $197.6 million and $221.0 million at December 31, 2008, 2007 and 2006, respectively, and ceded life insurance in force totaled $55.5 million, $62.7 million, and $69.5 million at December 31, 2008, 2007 and 2006, respectively.

   Reinsurance recoveries netted against insurance policy benefits totaled $885.8 million, $792.3 million and $705.1 million in 2008, 2007 and 2006, respectively.

10. NOTES PAYABLE

   On January 14, 2004, Castle 2 Trust issued five classes of notes payable.

   The repayment terms of each class of notes are such that certain principal amounts are expected to be repaid on dates which are based on certain operating assumptions or refinanced through the issuance of new notes, but in any event are ultimately due for repayment on November 15, 2026. Castle 2 Trust has the right to make an optional redemption of any class of the notes. Should Castle 2 Trust choose to exercise an early redemption of any of the notes, it may be required to pay a redemption premium.

                         AIG ANNUITY INSURANCE COMPANY

   The dates on which principal repayments on the notes will actually occur will depend on the cash flows generated from the portfolio of aircraft, Castle 2 Trust's ability to refinance any or all of the notes and the amount of operating costs incurred in the ordinary course of business.

   The notes are obligations solely of Castle 2 Trust and are not secured by the aircraft. The notes are not guaranteed by any lessee, sellers of aircraft, trustees of Castle 2 Trust, the Company or other beneficial interest holders of Castle 2 Trust, or any other person.

   The balance of these notes was $456.6 million and $495.0 million as of December 31, 2008 and 2007, respectively, which includes unamortized hedge accounting fair value adjustments of $15.2 million and $18.6 million, respectively. The outstanding principal balance was $471.9 million and $513.7 million at December 31, 2008 and 2007, respectively.

   The weighted average interest rate on the notes during the twelve months ended December 31, 2008 and 2007 was 6.0% and 6.5%, respectively.

11. COMMITMENTS AND CONTINGENT LIABILITIES

   At December 31, 2008, the Company had unfunded investment commitments totaling $671.6 million, of which $594.7 million was committed to fund limited partnership investments. These capital commitments can be called by the partnership during the commitment period (on average five years) to fund working capital needs or purchase new investments. Once the commitment period expires, the Company is under no obligation to fund the remaining unfunded commitments but may elect to do so. The remaining unfunded commitments are related to various funding obligations, including $74.9 million associated with investments in mortgage loans and $2.0 million associated with bank loans. These have a commitment period which expires within a year.

   Prior to September 22, 2008, the Company and certain affiliates were parties to an existing inter-affiliate credit facility (the "facility"), under which the Company and such affiliates committed to make loans to AIG and received from AIG an annual facility fee at a specified rate. The facility was most recently amended on September 5, 2008, under which the Company committed to make loans to AIG in amounts aggregating to not more than $186,000,000. As amended on September 5th, the loan commitments made by the company and its affiliated life insurance and retirement services companies to AIG were as follows:

AlG Annuity Insurance Company............................. $  186,000,000
American General Life Insurance Company...................    160,000,000
SunAmerica Life Insurance Company.........................  1,000,000,000
The Variable Annuity Life Insurance Company...............    125,000,000
American International Life Assurance Company of New York. 30,000,000 The United States Life Insurance Company in the City of
  New York................................................     25,000,000
AlG SunAmerica Life Assurance Company.....................    500,000,000

   The facility was terminated on September 22, 2008.

                         AIG ANNUITY INSURANCE COMPANY

   For a period of six days between September 12, 2008 and September 18, 2008, AIG borrowed the following amounts from the respective lenders pursuant to the terms of the facility, and paid interest thereon at a rate of 6.75%:

Lender                                         Amount Loaned  Interest Received
------                                         -------------- -----------------
AIG Annuity Insurance Company................. $  186,000,000    $  206,000
American General Life Insurance Company.......    160,000,000       178,000
SunAmerica Life Insurance Company.............  1,000,000,000     1,109,000
The Variable Annuity Life Insurance Company...    125,000,000       139,000

   In February 2006, AIG reached a resolution of claims and matters under investigation with the United States Department of Justice ("DOJ"), the Securities and Exchange Commission ("SEC"), the Office of the New York Attorney General ("NYAG") and the New York State Department of Insurance ("DOI"). The settlements resolved outstanding investigations conducted by the SEC, NYAG and DOI in connection with the accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments. As a result of the settlement, the Company obtained temporary permission from the SEC to continue to serve as a depositor for separate accounts. The Company received permanent permission from the SEC in September 2007.

   Various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, market conduct exams or regulatory inquiries. Based on the current status of pending regulatory examinations and inquiries involving the Company, the Company believes it is not likely that these regulatory examinations or inquiries will have a material adverse effect on the financial position, results of operations or cash flows of the Company.

   Various lawsuits against the Company have arisen in the ordinary course of business. Contingent liabilities arising from litigation, income taxes and other matters are not considered material in relation to the consolidated financial position, results of operations or cash flows of the Company.

   All fifty states have laws requiring solvent life insurance companies to pay assessments to protect the interests of policyholders of insolvent life insurance and annuity companies. The Company recognizes a liability for insurance-related assessments when all of the following three conditions have been met: (i) an assessment has been imposed or information available prior to the issuance of financial statements indicates it is probable that an assessment will be imposed, (ii) the event obligating the Company to pay an imposed or probable assessment occurred on or before the date of the financial statements and (iii) the amount of the assessment can be reasonably estimated. The December 31, 2008 liability was estimated by the Company using the latest information available from the National Organization of Life and Health

                         AIG ANNUITY INSURANCE COMPANY

   Insurance Guaranty Associations. While it is not possible to exactly estimate the portion of the industry assessments for which the Company will be responsible, it is expected that any difference between the estimated assessments and the actual assessments will not be material to the Company's consolidated results of operations and financial position. Although the amount accrued of $17.1 million represents the Company's best estimate of its liability, this estimate may change in the future.

12. LEASES

   The Company has various leases, primarily for office space and equipment. Lease expense and future minimum lease commitments under these operating leases are not significant to the Company's consolidated results of operations or financial condition. The majority of the leases have terms of five years or less.

   At December 31, 2008, future scheduled minimum lease payments to be received by Castle 2 Trust under operating leases of aircraft for the years ended December 31 are as follows:

                                         (In millions)
2009....................................     $100
2010....................................       86
2011....................................       56
2012....................................       44
2013....................................       27
Thereafter..............................       41
                                             ----
Total...................................     $354
                                             ====

                         AIG ANNUITY INSURANCE COMPANY

13. SHAREHOLDER'S EQUITY

   The Company is authorized to issue 100,000 shares of its $50 par value common stock. At December 31, 2008 and 2007, 50,000 shares were issued and outstanding.

   Changes in shareholder's equity were as follows:

                                                     Years Ended December 31,
                                                     ------------------------
                                                       2008     2007    2006
                                                     --------  ------  ------
                                                           (In millions)
ADDITIONAL PAID-IN CAPITAL
Beginning balances.................................. $  4,253  $4,175  $4,175
Capital contributions from Parent...................    7,513      78      --
                                                     --------  ------  ------
   Ending balances.................................. $ 11,766  $4,253  $4,175
                                                     ========  ======  ======
RETAINED EARNINGS (ACCUMULATED DEFICIT)
Beginning balances.................................. $  2,527  $2,589  $2,103
Cumulative effect of accounting change, net of tax
  (See Note 2)......................................       --      --       2
                                                     --------  ------  ------
Adjusted beginning balances.........................    2,527   2,589   2,105
Net income..........................................  (11,016)    338     634
Dividends paid to Parent............................       --    (400)   (150)
                                                     --------  ------  ------
   Ending balances.................................. $ (8,489) $2,527  $2,589
                                                     ========  ======  ======
ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
Beginning balances.................................. $   (728) $  196  $  304
Other comprehensive loss............................     (234)   (924)   (108)
                                                     --------  ------  ------
   Ending balances.................................. $   (962) $ (728) $  196
                                                     ========  ======  ======

   Capital contributions received by the Company in 2008 and 2007 were as follows:

                                                    2008   2007
                                                   ------  ----
                                                   (In millions)
Cash from AIG..................................... $  260  $--
Cash from AIG - make whole........................  1,671   78
Cash from the Federal Reserve Bank of New York....  3,944   --
Securities........................................  1,290   --
Maiden Lane II....................................    348   --
                                                   ------  ---
                                                   $7,513  $78
                                                   ======  ===

                         AIG ANNUITY INSURANCE COMPANY

   The components of accumulated other comprehensive income (loss) at December 31 were as follows:

                                                         2008     2007    2006
                                                       -------  -------  -----
                                                            (In millions)
Fixed maturity and equity securities available for
  sale:
       Gross unrealized gains......................... $   753  $   898  $ 932
       Gross unrealized losses........................  (2,955)  (2,197)  (519)
Net unrealized gains (losses) on other invested assets     (73)     198     83
Adjustment to DAC and deferred bonus interest.........     787      (27)  (192)
Deferred federal and state income taxes...............     526      400   (108)
                                                       -------  -------  -----
   Accumulated other comprehensive income (loss)...... $  (962) $  (728) $ 196
                                                       =======  =======  =====

   Dividends that the Company may pay to the Parent in any year without prior approval of the Texas Department of Insurance are limited by statute. The maximum amount of dividends that can be paid to shareholders of insurance companies domiciled in the state of Texas without obtaining the prior approval of the Insurance Commissioner is limited to the greater of either 10% of the preceding year's statutory surplus or the preceding year's statutory net gain from operations. No dividends can be paid in 2009 without prior approval of the Insurance Commissioner as the Company has negative unassigned surplus as of December 31, 2008.

   The Company files financial statements prepared in accordance with statutory accounting practices prescribed or permitted by state insurance regulatory authorities. The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect deferred policy acquisition costs and certain deferred income taxes, and bonds are carried at amortized cost.

   Under statutory accounting principles utilized in filings with insurance regulatory authorities, the Company's net income/(loss) for the years ended December 31, 2008, 2007 and 2006 totaled $($7,901.0) million, ($104.4)
   million and $416.5 million, respectively. The Company's statutory capital and surplus totaled $3.0 billion at December 31, 2008 and $3.7 billion at December 31, 2007.

                         AIG ANNUITY INSURANCE COMPANY

14. INCOME TAXES

   The components of the provisions for income taxes on pretax income consist of the following:

                                                       Net
                                                     Realized
                                                    Investment
                                                      Gains
                                                     (Losses)  Operations Total
                                                    ---------- ---------- -----
                                                           (In millions)
YEAR ENDED DECEMBER 31, 2008:
Currently payable..................................   $ (66)      $105    $ 39
Deferred...........................................     (40)       226     186
                                                      -----       ----    ----
   Total income tax expense (benefit)..............   $(106)      $331    $225
                                                      =====       ====    ====
YEAR ENDED DECEMBER 31, 2007:
Currently payable..................................   $ (53)      $284    $231
Deferred...........................................    (218)       165     (53)
                                                      -----       ----    ----
   Total income tax expense (benefit)..............   $(271)      $449    $178
                                                      =====       ====    ====
YEAR ENDED DECEMBER 31, 2006:
Currently payable..................................   $ (93)      $368    $275
Deferred...........................................       2         74      76
                                                      -----       ----    ----
   Total income tax expense (benefit)..............   $ (91)      $442    $351
                                                      =====       ====    ====

   Income taxes computed at the United States federal income tax rate of 35% and income taxes provided differ as follows:

                                                         Years Ended
                                                         December 31,
                                                     -------------------
                                                       2008   2007  2006
                                                     -------  ----  ----
                                                        (In millions)
Amount computed at statutory rate................... $(3,774) $184  $345
Increases (decreases) resulting from:
   Valuation allowance..............................   3,720    --    --
   Minority interest................................      (4)   (3)   --
   Goodwill impairment..............................     284    --    --
   State income taxes, net of Federal tax benefit...       2     2    10
   Tax credits......................................      (2)   (3)   (3)
   Other, net.......................................      (1)   (2)   (1)
                                                     -------  ----  ----
   Total income tax expense......................... $   225  $178  $351
                                                     =======  ====  ====

   Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes.

                         AIG ANNUITY INSURANCE COMPANY

   The significant components of the liability for deferred income taxes are as follows:

                                                         December 31, December 31,
                                                             2008         2007
                                                         ------------ ------------
                                                               (In millions)
DEFERRED TAX LIABILITIES
DAC.....................................................   $ 1,264       $ 765
Other...................................................        --           1
                                                           -------       -----
Total deferred tax liabilities..........................     1,264         766
                                                           -------       -----
DEFERRED TAX ASSETS
Investments - basis differential........................    (3,998)       (114)
Net unrealized loss on investments......................      (741)       (393)
Reserves for annuity contracts..........................      (262)       (380)
Other...................................................       (43)         --
                                                           -------       -----
Total deferred tax assets before valuation allowance....    (5,044)       (887)
Valuation allowance.....................................     3,720          --
                                                           -------       -----
(Asset) liability for deferred income taxes.............   $   (60)      $(121)
                                                           =======       =====

   At December 31, 2008, the Company recorded a net deferred tax asset after valuation allowance of $60 million, compared to a net deferred asset of $121 million at December 31, 2007. At December 31, 2008, the Company recorded a deferred tax valuation allowance of $3.7 billion to reduce net deferred tax assets to amounts the Company considered more likely than not (a likelihood of more than 50 percent) to be realized. Realization of the Company's net deferred tax asset depends on the ability of AIG and its subsidiaries to generate sufficient future taxable income of the appropriate character within carryforward periods of the jurisdictions in which the net capital losses were incurred.

   As of December 31, 2008, the Company had a cumulative realized loss for financial accounting purposes in recent years. When making its assessment about the realization of its deferred tax assets at December 31, 2008, the Company considered all available evidence, including (i) the nature, frequency and severity of current and cumulative financial reporting realized losses, (ii) actions completed during 2008 designed to eliminate or limit a recurrence of the factors that contributed to the recent cumulative realized losses, (iii) the carryforward periods for the net capital losses,
   (iv) the sources and timing of future taxable income, and (v) tax planning strategies that would be implemented, if necessary, to accelerate taxable amounts.

   The Company's tax years prior to 2002 are closed for federal tax purposes. The Company continually evaluates adjustments proposed by taxing authorities. At December 31, 2008, such proposed adjustments would not result in a material change to the Company's consolidated financial condition, results of operations or cash flows.

                         AIG ANNUITY INSURANCE COMPANY

15. RELATED-PARTY TRANSACTIONS

   In September 2008, AIG experienced a severe strain on its liquidity that resulted in AIG on September 22, 2008, entering into an $85 billion revolving credit facility and a guarantee and pledge agreement with the NY Fed. Pursuant to the credit facility agreement, on March 4, 2009, AIG issued 100,000 shares of Series C Perpetual, Convertible, Participating Preferred Stock, par value $5.00 per share and at an initial liquidation preference of $5.00 per share (the "Series C Preferred Stock") to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury. The Series C Preferred Stock is entitled to (i) participate in any dividends paid on the common stock with the payments attributable to the Series C Preferred Stock being approximately 79.9 percent of the aggregate dividends paid on AIG's common stock, treating the Series C Preferred Stock as if converted and (ii) vote with AIG's common stock on all matters submitted to AIG shareholders, and holds approximately 79.9 percent of the aggregate voting power of the common stock, treating the Series C Preferred Stock as if converted. The Series C Preferred Stock will remain outstanding even if the Credit Facility is repaid in full or otherwise terminates.

   The credit facility obligations are guaranteed by certain AIG subsidiaries and the obligations are secured by a pledge of certain assets of AIG and its subsidiaries. The Company is not a guarantor of the credit facility obligations and it has not pledged any assets to secure those obligations.

   On November 25, 2008, AIG entered into an agreement with the U.S. Department of the Treasury pursuant to which, among other things, AIG issued and sold to the U.S. Department of the Treasury, as part of the Troubled Assets Relief Program, $40 billion of Series D Fixed Rate Cumulative Perpetual Preferred Stock, par value $5.00 per share, (the "Series D Preferred Stock"), and a 10-year warrant to purchase 53,798,766 shares of common stock (the "Warrant"). The proceeds from the sale of the Series D Preferred Stock and the Warrant were used to repay borrowings under the credit facility and, in connection therewith, the maximum commitment amount under the credit facility agreement was reduced from $85 billion to $60 billion.

   During the fourth quarter of 2008, AIG and certain of its subsidiaries entered into an agreement with the NY Fed in connection with the special purpose financing vehicle known as Maiden Lane III LLC. The Company was not a party to this agreement and this transaction did not affect the Company's financial condition, results of operations or cash flows.

   On December 12, 2008, AIG, certain of AIG's wholly owned U.S. life insurance subsidiaries, and AIG Securities Lending Corp., another AIG subsidiary (the "AIG Agent"), entered into an agreement with Maiden Lane II LLC, a Delaware limited liability company whose sole member is the NY Fed ("ML II"). Pursuant to the agreement, the life insurance subsidiaries (including the Company) sold to ML II all of their undivided interests in a pool of $39.3 billion face amount of residential mortgage-backed securities ("RMBS") held by the AIG Agent, as agent of the life insurance subsidiaries, in connection with AIG's U.S. securities lending program. In exchange for the RMBS, the life insurance subsidiaries received an initial purchase price of $19.8 billion plus the right to receive deferred contingent portions of the total purchase price. Additionally, the Company received an economic interest in ML II valued at $347.9 million.

                         AIG ANNUITY INSURANCE COMPANY

   As a result of these actions, the U.S. securities lending program, and the interim agreement entered into with the NY Fed whereby the NY Fed borrowed securities from AIG subsidiaries in exchange for cash collateral, were terminated. For more information, see Note 4 above.

   Pursuant to a cost allocation agreement, the Company purchases administrative, investment management, accounting, marketing and data processing services from AIG or its subsidiaries. The allocation of costs for investment management services is based on the level of assets under management. The allocation of costs for other services is based on estimated levels of usage, transactions or time incurred in providing the respective services. Amounts paid for such services totaled $33.3 million, $26.4 million, and $22.9 million for the years ended December 31, 2008, 2007 and 2006, respectively.

   Pursuant to an intercompany servicing agreement, the Company provides policy administrative services to affiliated entities. Amounts received for such services totaled $18.0 million, $19.8 million, and $15.3 million for the years ended December 31, 2008, 2007 and 2006, respectively.

   During the years ended December 31, 2008, 2007 and 2006, the Company paid $4.8 million, $19.0 million, $25.8 million, respectively, to an affiliate to administer the Company's securities lending program (see Note 2).

   On December 7, 2005, the Company acquired 5.75% Senior Notes due
   December 14, 2015, issued by Transatlantic Holdings, Inc., an affiliate of the Company at a cost of $175.1 million. The Company recognized interest income on the Notes of $10.2 million, $10.1 million and $10.6 million during 2008, 2007, and 2006, respectively. Other affiliates of the Company are also holders of the same class of securities.

   On August 3, 2005, the Company purchased a 60% interest in AIG Investor Ocean Star (Gibraltar) Limited ("Gibco") for $75.0 million. The remaining interest in Gibco is held by an affiliate of the Company. Gibco purchased a 13.66% interest in InterGen, N.V., an entity engaged in operating international power generation facilities. In December 2005, Gibco sold a portion of its interest in InterGen N.V., resulting in a $27.0 million decrease in the Company's investment. Gibco's interest in InterGen, N.V. was 8.64% at December 31, 2007. The accounts of AIG Investor Ocean Star (Gibraltar) Limited have been included in the Company's consolidated financial statements as of December 31, 2007 and the years ended
   December 31, 2007 and 2006. On October 14, 2008, the Company sold its interest in InterGen, N.V.

   On January 14, 2004, the Company purchased 61.3% of the non-voting preferred equity issued by Castle 2 Trust for $185.0 million. The remaining non-voting preferred equity and 100% of the voting equity of Castle 2 Trust are held by affiliates of the Company. The purchase of the non-voting equity interest of Castle 2 Trust was funded by a capital contribution received from the Parent of $185.0 million on January 14, 2004. On January 14, 2004, the Company purchased $60.0 million of fixed rate asset backed notes issued by Castle 2 Trust. The notes mature on November 15, 2026. Affiliates of the Company own the majority of the notes payable of Castle 2 Trust. In accordance with FIN 46(R), the

                         AIG ANNUITY INSURANCE COMPANY
   accounts of Castle 2 Trust have been included in these consolidated financial statements as of and for the years ended December 31, 2008, 2007 and 2006 (see Note 2).

   On September 23, 2003, the Company purchased 32.0% of the non-voting preferred equity issued by Castle 1 Trust, an affiliate, for $85.8 million. The Company's investment in Castle 1 Trust preferred equity is reported within other invested assets on the consolidated balance sheet. The remaining non-voting preferred equity and 100% of the voting equity of Castle 1 Trust are held by affiliates of the Company. On September 23, 2003, the Company purchased $218.5 million of fixed-rate asset backed notes and subordinated deferred interest notes issued by Castle 1 Trust. The notes mature on May 15, 2027 and are included in bonds on the consolidated balance sheet. Affiliates of the Company own the majority of the notes payable of Castle 1 Trust. Castle 1 Trust is a Delaware special-purpose statutory trust established on July 31, 2003. The business of Castle 1 Trust and its wholly owned subsidiaries is limited to acquiring, owning, leasing, maintaining, operating and selling a portfolio of commercial jet aircraft.

16. EMPLOYEE BENEFIT PLANS

   Substantially all employees of the Company are covered by various benefit plans of AIG. These plans include a non-contributory qualified defined benefit retirement plan, various stock option and stock purchase plans and a voluntary qualified defined contribution savings plan. AIG's U.S. plans do not separately identify projected benefit obligations and plan assets attributable to employees of participating subsidiaries.

17. SUBSEQUENT EVENTS

   On February 26, 2009, the Company received a $130 million cash capital contribution from its Parent.

   On March 2, 2009, AIG, the NY Fed and the United States Department of the Treasury announced agreements in principle to modify the terms of the credit facility agreement and the Series D Preferred Stock and to provide a $30 billion equity capital commitment facility. The U.S. government also issued a statement referring to the agreements in principle and other transactions they expect to undertake with AIG intended to strengthen AIG's capital position, enhance its liquidity, reduce its borrowing costs and facilitate AIG's asset disposition program.

   On March 2, 2009, AIG and the NY Fed announced their intent to enter into a transaction pursuant to which AIG will transfer to the NY Fed preferred equity interests in newly-formed special purpose vehicles (SPVs), in settlement of a portion of the outstanding balance of the credit facility. Each SPV will have (directly or indirectly) as its only asset 100 percent of the common stock of an AIG operating subsidiary (American International Assurance Company, Limited, together with American International Assurance Company (Bermuda) Limited ("AIA") in one case and American Life Insurance Company ("ALICO") in the other). AIG expects to own the common interests of each SPV. In exchange for the preferred equity interests received by the NY Fed, there would be a concurrent substantial reduction in the outstanding balance and maximum available amount to be borrowed on the credit facility.

                         AIG ANNUITY INSURANCE COMPANY

   AIG and the NY Fed also announced their intent to enter into a securitization transaction pursuant to which AIG will issue to the NY Fed senior certificates in one or more newly-formed SPVs backed by inforce blocks of life insurance policies in settlement of a portion of the outstanding balance of the credit facility. The amount of the credit facility reduction will be based on the proceeds received. The SPVs are expected to be consolidated by AIG. These transfers are subject to agreement on definitive terms and regulatory approvals at a later date. The Company is not currently anticipated to be a party to the proposed securitization transaction.

   On October 3, 2008, AIG announced a restructuring plan under which AIG's Life Insurance & Retirement Services operations and certain other businesses would be divested in whole or in part, including the Company. Since that time, AIG has sold certain businesses and assets and has entered into contracts to sell others. However, global market conditions have continued to deteriorate, posing risks to AIG's ability to divest assets at acceptable values. AIG's restructuring plan has evolved in response to these market conditions. Specifically, AIG's current plans involve transactions between AIG and the NY Fed with respect to AIA and ALICO as noted above, as well as preparation for a potential sale of a minority stake in its property and casualty and foreign general insurance businesses. The Company is continuing to explore other restructuring alternatives to enhance its market competitiveness.

   On April 17, 2009, AIG entered into an exchange agreement with the U.S. Department of the Treasury pursuant to which, among other things, the U.S. Department of the Treasury exchanged 4,000,000 shares of the Series D Preferred Stock for 400,000 shares of AIG's Series E Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share (the "Series E Preferred Stock"). The exchange agreement permits the U.S. Department of the Treasury in certain circumstances to exchange the Warrant for 53,798,766 shares of Series C Preferred Stock.

   On April 17, 2009, AIG and the NY Fed amended the terms of the credit facility agreement to, among other things, remove the minimum 3.5 percent LIBOR rate. AIG also entered into a purchase agreement with the U.S. Department of the Treasury pursuant to which, among other things, AIG issued and sold to the U.S. Department of the Treasury 300,000 shares of Series F Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share (the "Series F Preferred Stock"), each share with a zero initial liquidation preference, and a warrant to purchase up to 3,000 shares of common stock. Pursuant to the purchase agreement, the U.S. Department of the Treasury has committed for five years to provide immediately available funds in an amount up to $29.835 billion so long as (i) AIG is not a debtor in a pending case under Title 11 of the United States Code and (ii) The AIG Credit Facility Trust and the U.S. Department of the Treasury in the aggregate own more than 50 percent of the aggregate voting power of AIG's voting securities. The liquidation preference of the AIG Series F Preferred Stock will increase, on a pro rata basis, by the amount of any draw down on the commitment. The amount of funds available under the commitment will be decreased by the aggregate amount of financial assistance that the U.S. Department of the Treasury provides to AIG, its subsidiaries or any special purpose vehicle established by or for the benefit of AIG or any of its subsidiaries after April 17, 2009,

                         AIG ANNUITY INSURANCE COMPANY
   unless otherwise specified by the U.S. Department of the Treasury, in its sole discretion, under the terms of such financial assistance.

   In connection with the preparation of its annual report on Form 10-K for the year ended December 31, 2008, AIG management assessed whether AIG has the ability to continue as a going concern for the next twelve months. Based on the U.S. government's continuing commitment, the agreements in principle and the other expected transactions with the NY Fed and the U.S. Department of the Treasury, AIG management's plans to stabilize AIG's businesses and dispose of its non-core assets, and after consideration of the risks and uncertainties to such plans, AIG management believes that it will have adequate liquidity to finance and operate AIG's businesses, execute its asset disposition plan and repay its obligations during this period. It is possible that the actual outcome of one or more of AIG management's plans could be materially different, or that one or more of AIG management's significant judgments or estimates about the potential effects of these risks and uncertainties could prove to be materially incorrect. If one or more of these possible outcomes is realized, AIG may need additional U.S. government support to meet its obligations as they come due. If AIG is unable to meet its obligations as they come due, management believes this could have a material effect upon the Company and its operations.

                            A. G. Separate Account A
                                       of
                          AIG Annuity Insurance Company

                                  Annual Report
                                December 31, 2008

                                    Contents

Report of Independent Registered Public Accounting Firm ...................    1
Statement of Assets and Liabilities .......................................    2
Schedule of Portfolio Investments .........................................   12
Statement of Operations ...................................................   13
Statement of Changes in Net Assets ........................................   23
Notes to Financial Statements .............................................   42

[LOGO] PricewaterhouseCoopers LLP

                                                      PricewaterhouseCoopers LLP
                                                      1201 Louisiana
                                                      Suite 2900
                                                      Houston TX 77002-5678
                                                      Telephone (713) 356 4000
                                                      Facsimile (713) 356 4717

             Report of Independent Registered Public Accounting Firm

To the Board of Directors of AIG Annuity Insurance Company and Contract Owners of AIG Annuity Insurance Company A.G. Separate Account A:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Divisions listed in Note 1 of AIG Annuity Insurance Company A.G. Separate Account A (the "Separate Account") at December 31, 2008, the results of each of their operations for the period then ended and the changes in each of their net assets for each of the two periods then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Separate Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 2008 by correspondence with investment companies, provide a reasonable basis for our opinion.

/S/  PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Houston, Texas
April 29, 2009

                            A. G. Separate Account A
                                       of
                          AIG Annuity Insurance Company

                       Statement of Assets and Liabilities
                                December 31, 2008

                                                              JP Morgan         JP Morgan         JP Morgan          JP Morgan
                                                           Insurance Trust   Insurance Trust   Insurance Trust    Insurance Trust
                                                              Diversified         Equity          Intrepid      Diversified Mid Cap
                                                           Equity Portfolio  Index Portfolio  Growth Portfolio    Value Portfolio
                                                              Division 1       Division 2        Division 3         Division 4
                                                           ----------------  ---------------  ----------------  -------------------
Assets:
   Investments In Shares Of Mutual Funds, At Fair Value ..   $  4,708,689      $    959,659    $    5,097,595       $  4,329,401
                                                             ------------      ------------    --------------       ------------
Net Assets ...............................................   $  4,708,689      $    959,659    $    5,097,595       $  4,329,401
                                                             ============      ============    ==============       ============
Contract Owner Reserves:
   Reserves For Redeemable Annuity Contracts
      (Net Of Applicable Contract Loans - Partial
      Withdrawals With Right Of Reinvestment) ............   $  4,708,689      $    959,659    $    5,097,595       $  4,329,401
                                                             ------------      ------------    --------------       ------------
Total Contract Owner Reserves ............................   $  4,708,689      $    959,659    $    5,097,595       $  4,329,401
                                                             ============      ============    ==============       ============
Contracts with Mortality and Expense Risk Charge of 1.15%
   Net Assets ............................................   $  4,708,689      $    959,659    $    5,097,595       $  4,329,401
   Accumulation Units Outstanding ........................    662,758.517       139,512.079     1,057,623.691        327,587.261
   Unit Value of Units Outstanding .......................   $   7.104683      $   6.878682    $     4.819856       $  13.216022
Contracts with Mortality and Expense Risk Charge of 1.40%
   Net Assets ............................................   $         --      $         --    $           --       $         --
   Accumulation Units Outstanding ........................             --                --                --                 --
   Unit Value of Units Outstanding .......................   $         --      $         --    $           --       $         --
Contracts with Mortality and Expense Risk Charge of 1.45%
   Net Assets ............................................   $         --      $         --    $           --       $         --
   Accumulation Units Outstanding ........................             --                --                --                 --
   Unit Value of Units Outstanding .......................   $         --      $         --    $           --       $         --
Contracts with Mortality and Expense Risk Charge of 1.50%
   Net Assets ............................................   $         --      $         --    $           --       $         --
   Accumulation Units Outstanding ........................             --                --                --                 --
   Unit Value of Units Outstanding .......................   $         --      $         --    $           --       $         --

   The accompanying notes are an integral part of these financial statements.

                            A. G. Separate Account A
                                       of
                          AIG Annuity Insurance Company

                 Statement of Assets and Liabilities (Continued)
                                December 31, 2008

                                                                JP Morgan           JP Morgan         JP Morgan        JP Morgan
                                                             Insurance Trust     Insurance Trust   Insurance Trust  Insurance Trust
                                                           Diversified Mid Cap      Intrepid         Government        Core Bond
                                                             Growth Portfolio   Mid Cap Portfolio  Bond Portfolio      Portfolio
                                                                Division 5         Division 6        Division 7       Division 8
                                                           -------------------  -----------------  ---------------  ---------------
Assets:
   Investments In Shares Of Mutual Funds, At Fair Value ..    $  2,732,170         $   889,232       $ 11,072,716     $ 10,306,828
                                                              ------------          ----------        -----------      -----------
Net Assets ...............................................    $  2,732,170         $   889,232       $ 11,072,716     $ 10,306,828
                                                              ============          ==========        ===========      ===========
Contract Owner Reserves:
   Reserves For Redeemable Annuity Contracts
      (Net Of Applicable Contract Loans - Partial
      Withdrawals With Right Of Reinvestment) ............    $  2,732,170         $   889,232       $ 11,072,716     $ 10,306,828
                                                              ------------          ----------        -----------      -----------
Total Contract Owner Reserves ............................    $  2,732,170         $   889,232       $ 11,072,716     $ 10,306,828
                                                              ============          ==========        ===========      ===========
Contracts with Mortality and Expense Risk Charge of 1.15%
   Net Assets ............................................    $  2,732,170         $   889,232       $ 11,072,716     $ 10,306,828
   Accumulation Units Outstanding ........................    $279,090.816          78,451.375        672,649.092      686,542.982
   Unit Value of Units Outstanding .......................    $   9.789539         $ 11.334816       $  16.461356     $  15.012647
Contracts with Mortality and Expense Risk Charge of 1.40%
   Net Assets ............................................    $         --         $        --       $         --     $         --
   Accumulation Units Outstanding                                       --                  --                 --               --
   Unit Value of Units Outstanding .......................    $         --         $        --       $         --     $         --
Contracts with Mortality and Expense Risk Charge of 1.45%
   Net Assets ............................................    $         --         $        --       $         --     $         --
   Accumulation Units Outstanding                                       --                  --                 --               --
   Unit Value of Units Outstanding .......................    $         --         $        --       $         --     $         --
Contracts with Mortality and Expense Risk Charge of 1.50%
   Net Assets ............................................    $         --         $        --       $         --     $         --
   Accumulation Units Outstanding ........................              --                  --                 --               --
   Unit Value of Units Outstanding .......................    $         --         $        --       $         --     $         --

   The accompanying notes are an integral part of these financial statements.

                            A. G. Separate Account A
                                       of
                          AIG Annuity Insurance Company

                 Statement of Assets and Liabilities (Continued)
                                December 31, 2008

                                                              JP Morgan                        Van Kampen
                                                           Insurance Trust    AIM V.I.             LIT              Franklin
                                                               Balanced     International    Capital Growth       Small-Mid Cap
                                                              Portfolio      Growth Fund          Fund          Growth Securities
                                                              Division 9     Division 21   Division 22 and 136     Division 23
                                                           ---------------  -------------  -------------------  -----------------
Assets:
   Investments In Shares Of Mutual Funds, At Fair Value ..   $  2,748,441    $  3,300,672     $  5,010,900         $   481,505
                                                             ------------    ------------     ------------         -----------
Net Assets ...............................................   $  2,748,441    $  3,300,672     $  5,010,900         $   481,505
                                                             ============    ============     ============         ===========
Contract Owner Reserves:
   Reserves For Redeemable Annuity Contracts
      (Net Of Applicable Contract Loans - Partial
      Withdrawals With Right Of Reinvestment) ............   $  2,748,441    $  3,300,672     $  5,010,900         $   481,505
                                                             ------------    ------------     ------------         -----------
Total Contract Owner Reserves ............................   $  2,748,441    $  3,300,672     $  5,010,900         $   481,505
                                                             ============    ============     ============         ===========
Contracts with Mortality and Expense Risk Charge of 1.15%
   Net Assets ............................................   $  2,748,441    $  3,300,672     $  1,861,557         $   481,505
   Accumulation Units Outstanding ........................    298,993.863     320,347.845      325,410.696          63,998.558
   Unit Value of Units Outstanding .......................   $   9.192296    $  10.303402     $   5.720638         $  7.523687
Contracts with Mortality and Expense Risk Charge of 1.40%
   Net Assets ............................................   $         --    $         --     $  2,794,736         $        --
   Accumulation Units Outstanding ........................             --              --      234,984.963                  --
   Unit Value of Units Outstanding .......................   $         --    $         --     $  11.893256         $        --
Contracts with Mortality and Expense Risk Charge of 1.45%
   Net Assets ............................................   $         --    $         --     $    234,239         $        --
   Accumulation Units Outstanding ........................             --              --       19,891.735                  --
   Unit Value of Units Outstanding .......................   $         --    $         --     $  11.775678         $        --
Contracts with Mortality and Expense Risk Charge of 1.50%
   Net Assets ............................................   $         --    $         --     $    120,368         $        --
   Accumulation Units Outstanding ........................             --              --       15,640.599                  --
   Unit Value of Units Outstanding .......................   $         --    $         --     $   7.695880         $        --

   The accompanying notes are an integral part of these financial statements.

                            A. G. Separate Account A
                                       of
                          AIG Annuity Insurance Company

                 Statement of Assets and Liabilities (Continued)
                                December 31, 2008

                                                                Templeton                                               Van Kampen
                                                                Developing         Oppenheimer     AIG Retirement Co. I     LIT
                                                            Markets Securities     High Income        Money Market I    Enterprise
                                                                   Fund             Fund /VA             Portfolio       Portfolio
                                                           Division 24 and 115 Division 25 and 114  Division 26 and 132 Division 27
                                                           ------------------- ------------------- -------------------- -----------
Assets:
   Investments In Shares Of Mutual Funds, At Fair Value ..      $   929,540        $    841,606         $ 1,423,380     $   293,642
                                                                -----------        ------------         -----------     -----------
Net Assets ...............................................      $   929,540        $    841,606         $ 1,423,380     $   293,642
                                                                ===========        ============         ===========     ===========
Contract Owner Reserves:
   Reserves For Redeemable Annuity Contracts
      (Net Of Applicable Contract Loans - Partial
      Withdrawals With Right Of Reinvestment) ............      $   929,540        $    841,606         $ 1,423,380     $   293,642
                                                                -----------        ------------         -----------     -----------
Total Contract Owner Reserves ............................      $   929,540        $    841,606         $ 1,423,380     $   293,642
                                                                ===========        ============         ===========     ===========
Contracts with Mortality and Expense Risk Charge of 1.15%
   Net Assets ............................................      $   482,648        $    631,083         $   223,359     $   293,642
   Accumulation Units Outstanding ........................       37,905.544         227,758.657          18,787.807      57,571.319
   Unit Value of Units Outstanding .......................      $ 12.732907        $   2.770841         $ 11.888513     $  5.100494
Contracts with Mortality and Expense Risk Charge of 1.40%
   Net Assets ............................................      $   377,209        $    153,446         $   931,440     $        --
   Accumulation Units Outstanding ........................       23,236.643          54,818.213          69,895.808              --
   Unit Value of Units Outstanding .......................      $ 16.233387        $   2.799178         $ 13.326114     $        --
Contracts with Mortality and Expense Risk Charge of 1.45%
   Net Assets ............................................      $    25,446        $      8,104         $    92,868     $        --
   Accumulation Units Outstanding ........................        1,598.761           2,910.148           7,038.407              --
   Unit Value of Units Outstanding .......................      $ 15.916343        $   2.784766         $ 13.194393     $        --
Contracts with Mortality and Expense Risk Charge of 1.50%
   Net Assets ............................................      $    44,236        $     48,974         $   175,714     $        --
   Accumulation Units Outstanding ........................        3,470.898          17,833.233          14,738.455              --
   Unit Value of Units Outstanding .......................      $ 12.744945        $   2.746212         $ 11.922159     $        --

   The accompanying notes are an integral part of these financial statements.

                            A. G. Separate Account A
                                       of
                          AIG Annuity Insurance Company

                 Statement of Assets and Liabilities (Continued)
                                December 31, 2008

                                                                Putnam VT         AIM V.I.     Oppenheimer       Oppenheimer
                                                              Global Equity     Core Equity    Main Street  Capital Appreication
                                                                  Fund             Fund           Fund              Fund
                                                           Division 29 and 149  Division 30   Division 111      Division 112
                                                           -------------------  ------------  ------------  --------------------
Assets:
   Investments In Shares Of Mutual Funds, At Fair Value ..      $  128,858      $  6,042,553  $  3,805,688       $  2,588,297
                                                                ----------      ------------  ------------       ------------
Net Assets ...............................................      $  128,858      $  6,042,553  $  3,805,688       $  2,588,297
                                                                ==========      ============  ============       ============
Contract Owner Reserves:
   Reserves For Redeemable Annuity Contracts
      (Net Of Applicable Contract Loans - Partial
      Withdrawals With Right Of Reinvestment) ............      $  128,858      $  6,042,553  $  3,805,688       $  2,588,297
                                                                ----------      ------------  ------------       ------------
Total Contract Owner Reserves ............................      $  128,858      $  6,042,553  $  3,805,688       $  2,588,297
                                                                ==========      ============  ============       ============
Contracts with Mortality and Expense Risk Charge of 1.15%
   Net Assets ............................................      $   41,091      $  6,042,553  $         --       $         --
   Accumulation Units Outstanding ........................       5,868.041       752,683.970            --                 --
   Unit Value of Units Outstanding .......................      $ 7.002454      $   8.028009  $         --       $         --
Contracts with Mortality and Expense Risk Charge of 1.40%
   Net Assets ............................................      $   49,250      $         --  $  2,861,339       $  2,096,455
   Accumulation Units Outstanding ........................       9,523.549                --   356,635.779        255,635.872
   Unit Value of Units Outstanding .......................      $ 5.171424      $         --  $   8.023142       $   8.200943
Contracts with Mortality and Expense Risk Charge of 1.45%
   Net Assets ............................................      $    4,241      $         --  $    134,156       $    139,109
   Accumulation Units Outstanding ........................         823.391                --    16,276.454         18,224.675
   Unit Value of Units Outstanding .......................      $ 5.150406      $         --  $   8.242323       $   7.633013
Contracts with Mortality and Expense Risk Charge of 1.50%
   Net Assets ............................................      $   34,276      $         --  $    810,193       $    352,726
   Accumulation Units Outstanding ........................       6,682.812                --   111,026.459         42,603.209
   Unit Value of Units Outstanding .......................      $ 5.129049      $         --  $   7.297295       $   8.279329

   The accompanying notes are an integral part of these financial statements.

                            A. G. Separate Account A
                                       of
                          AIG Annuity Insurance Company

                 Statement of Assets and Liabilities (Continued)
                                December 31, 2008

                                                                                                                        AIM V.I.
                                                                Oppenheimer          Templeton     AIM V.I. Capital   Diversified
                                                           Main Street Small Cap      Foreign        Appreciation        Income
                                                                    Fund          Securities Fund        Fund             Fund
                                                                Division 113       Division 116      Division 117    Division 118
                                                           ---------------------  ---------------  ----------------  ------------
Assets:
   Investments In Shares Of Mutual Funds, At Fair Value ..       $ 1,103,865        $   535,069      $  1,372,936    $   701,699
                                                                 -----------        -----------      ------------    -----------
Net Assets ...............................................       $ 1,103,865        $   535,069      $  1,372,936    $   701,699
                                                                 ===========        ===========      ============    ===========
Contract Owner Reserves:
   Reserves For Redeemable Annuity Contracts
      (Net Of Applicable Contract Loans - Partial
      Withdrawals With Right Of Reinvestment) ............       $ 1,103,865        $   535,069      $  1,372,936    $   701,699
                                                                 -----------        -----------      ------------    -----------
Total Contract Owner Reserves ............................       $ 1,103,865        $   535,069      $  1,372,936    $   701,699
                                                                 ===========        ===========      ============    ===========
Contracts with Mortality and Expense Risk Charge of 1.15%
   Net Assets ............................................       $        --        $        --      $         --    $        --
   Accumulation Units Outstanding ........................                --                 --                --             --
   Unit Value of Units Outstanding .......................       $        --        $        --      $         --    $        --
Contracts with Mortality and Expense Risk Charge of 1.40%
   Net Assets ............................................       $   833,694        $   424,915      $  1,005,038    $   490,401
   Accumulation Units Outstanding ........................        64,135.509         40,349.009       135,175.490     51,221.520
   Unit Value of Units Outstanding .......................       $ 12.998951        $ 10.531001      $   7.435060    $  9.574121
Contracts with Mortality and Expense Risk Charge of 1.45%
   Net Assets ............................................       $    66,462        $    14,702      $     74,835    $    16,103
   Accumulation Units Outstanding ........................         5,139.327          1,394.209        11,218.168      1,667.504
   Unit Value of Units Outstanding .......................       $ 12.932075        $ 10.545313      $   6.670868    $  9.657108
Contracts with Mortality and Expense Risk Charge of 1.50%
   Net Assets ............................................       $   203,709        $    95,451      $    293,064    $   195,194
   Accumulation Units Outstanding ........................        17,512.757          9,614.889        44,826.343     20,516.662
   Unit Value of Units Outstanding .......................       $ 11.632019        $  9.927458      $   6.537756    $  9.513941

   The accompanying notes are an integral part of these financial statements.

                            A. G. Separate Account A
                                       of
                          AIG Annuity Insurance Company

                 Statement of Assets and Liabilities (Continued)
                                December 31, 2008

                                                                                                                            AIG
                                                                                                                        Retirement
                                                           AIG Retirement                        AIG Retirement Co. I      Co. I
                                                                Co. I      AIG Retirement Co. I      International      Government
                                                             Stock Index      Growth & Income          Equities         Securities
                                                                Fund               Fund                  Fund              Fund
                                                            Division 133       Division 134        Division 135        Division 138
                                                           --------------  --------------------  --------------------  ------------
Assets:
   Investments In Shares Of Mutual Funds, At Fair Value ..   $  4,119,227      $  3,582,279           $ 1,106,195      $  6,039,913
                                                             ------------      ------------           -----------      ------------
Net Assets ...............................................   $  4,119,227      $  3,582,279           $ 1,106,195      $  6,039,913
                                                             ============      ============           ===========      ============
Contract Owner Reserves:
   Reserves For Redeemable Annuity Contracts
      (Net Of Applicable Contract Loans - Partial
      Withdrawals With Right Of Reinvestment) ............   $  4,119,227      $  3,582,279           $ 1,106,195      $  6,039,913
                                                             ------------      ------------           -----------      ------------
Total Contract Owner Reserves ............................   $  4,119,227      $  3,582,279           $ 1,106,195      $  6,039,913
                                                             ============      ============           ===========      ============
Contracts with Mortality and Expense Risk Charge of 1.15%
   Net Assets ............................................   $          -      $          -           $         -      $          -
   Accumulation Units Outstanding ........................              -                 -                     -                 -
   Unit Value of Units Outstanding .......................   $          -      $          -           $         -      $          -
Contracts with Mortality and Expense Risk Charge of 1.40%
   Net Assets ............................................   $  3,584,496      $  3,199,199           $   991,332      $  4,924,796
   Accumulation Units Outstanding ........................    272,397.522       297,860.921           107,067.317       276,073.809
   Unit Value of Units Outstanding .......................   $  13.159062      $  10.740581           $  9.258962      $  17.838692
Contracts with Mortality and Expense Risk Charge of 1.45%
   Net Assets ............................................   $     93,501      $    174,000           $    46,951      $    373,244
   Accumulation Units Outstanding ........................      7,176.412        16,361.989             5,121.495        21,132.185
   Unit Value of Units Outstanding .......................   $  13.028984      $  10.634425           $  9.167411      $  17.662349
Contracts with Mortality and Expense Risk Charge of 1.50%
   Net Assets ............................................   $    441,227      $    209,756           $    68,397      $    743,760
   Accumulation Units Outstanding ........................     60,462.746        30,136.510             9,661.738        47,032.177
   Unit Value of Units Outstanding .......................   $   7.297499      $   6.960202           $  7.079191      $  15.813852

   The accompanying notes are an integral part of these financial statements.

                            A. G. Separate Account A
                                       of
                          AIG Annuity Insurance Company

                 Statement of Assets and Liabilities (Continued)
                                December 31, 2008

                                                                                                                       MFS
                                                           PIMCO Premier VIT     Janus Aspen       Janus Aspen     VIT Capital
                                                                Managed       Large Cap Growth    International   Opportunities
                                                               Portfolio          Portfolio     Growth Portfolio     Series
                                                              Division 139      Division 141      Division 142    Division 143
                                                           -----------------  ----------------  ----------------  -------------
Assets:
   Investments In Shares Of Mutual Funds, At Fair Value ..   $  6,738,764        $   406,327      $   421,762      $   215,634
                                                             ------------        -----------      -----------      -----------
Net Assets ...............................................   $  6,738,764        $   406,327      $   421,762      $   215,634
                                                             ============        ===========      ===========      ===========
Contract Owner Reserves:
   Reserves For Redeemable Annuity Contracts
      (Net Of Applicable Contract Loans - Partial
      Withdrawals With Right Of Reinvestment) ............   $  6,738,764        $   406,327      $   421,762      $   215,634
                                                             ------------        -----------      -----------      -----------
Total Contract Owner Reserves ............................   $  6,738,764        $   406,327      $   421,762      $   215,634
                                                             ============        ===========      ===========      ===========
Contracts with Mortality and Expense Risk Charge of 1.15%
   Net Assets ............................................   $         --        $        --      $        --      $        --
   Accumulation Units Outstanding ........................             --                 --               --               --
   Unit Value of Units Outstanding .......................   $         --        $        --      $        --      $        --
Contracts with Mortality and Expense Risk Charge of 1.40%
   Net Assets ............................................   $  6,127,158        $   299,913      $   314,783      $   164,349
   Accumulation Units Outstanding ........................    438,404.455         62,137.559       35,130.727       31,953.535
   Unit Value of Units Outstanding .......................   $  13.976039        $  4.826595      $  8.960333      $  5.143374
Contracts with Mortality and Expense Risk Charge of 1.45%
   Net Assets ............................................   $    334,989        $     8,134      $    19,480      $     9,587
   Accumulation Units Outstanding ........................     24,208.030          1,692.114        2,182.885        1,871.605
   Unit Value of Units Outstanding .......................   $  13.837920        $  4.807029      $  8.923955      $  5.122480
Contracts with Mortality and Expense Risk Charge of 1.50%
   Net Assets ............................................   $    276,621        $    98,281      $    87,499      $    41,693
   Accumulation Units Outstanding ........................     32,565.642         20,530.457        9,845.771        8,173.062
   Unit Value of Units Outstanding .......................   $   8.494273        $  4.787069      $  8.886917      $  5.101241

   The accompanying notes are an integral part of these financial statements.

                            A. G. Separate Account A
                                       of
                          AIG Annuity Insurance Company

                 Statement of Assets and Liabilities (Continued)
                                December 31, 2008

                                                           AIG Retirement
                                                                Co. I      AIG Retirement  AIG Retirement   AIG Retirement
                                                               Science          Co. II        Co. II            Co. II
                                                            & Technology       Mid Cap     Strategic Bond  High Yield Bond
                                                                Fund         Value Fund         Fund            Fund
                                                           Division 144     Division 145    Division 146    Division 147
                                                           --------------  --------------  --------------  ---------------
Assets:
   Investments In Shares Of Mutual Funds, At Fair Value ..   $   131,850     $ 1,256,880     $   572,123     $   113,557
                                                             -----------     -----------     -----------     -----------
Net Assets ...............................................   $   131,850     $ 1,256,880     $   572,123     $   113,557
                                                             ===========     ===========     ===========     ===========
Contract Owner Reserves:
   Reserves For Redeemable Annuity Contracts
      (Net Of Applicable Contract Loans - Partial
      Withdrawals With Right Of Reinvestment) ............   $   131,850     $ 1,256,880     $   572,123     $   113,557
                                                             -----------     -----------     -----------     -----------
Total Contract Owner Reserves ............................   $   131,850     $ 1,256,880     $   572,123     $   113,557
                                                             ===========     ===========     ===========     ===========
Contracts with Mortality and Expense Risk Charge of 1.15%
   Net Assets ............................................   $        --     $        --     $        --     $        --
   Accumulation Units Outstanding ........................            --              --              --              --
   Unit Value of Units Outstanding .......................   $        --     $        --     $        --     $        --
Contracts with Mortality and Expense Risk Charge of 1.40%
   Net Assets ............................................   $   107,976     $ 1,073,741     $   445,593     $    90,792
   Accumulation Units Outstanding ........................    39,665.057      98,969.302      31,349.032       8,022.414
   Unit Value of Units Outstanding .......................   $  2.722191     $ 10.849234     $ 14.213921     $ 11.317298
Contracts with Mortality and Expense Risk Charge of 1.45%
   Net Assets ............................................   $     2,447     $    28,420     $    47,861     $     4,460
   Accumulation Units Outstanding ........................       902.558       2,630.235       3,380.901         395.666
   Unit Value of Units Outstanding .......................   $  2.711115     $ 10.805202     $ 14.156248     $ 11.271357
Contracts with Mortality and Expense Risk Charge of 1.50%
   Net Assets ............................................   $    21,448     $   154,719     $    78,670     $    18,306
   Accumulation Units Outstanding ........................     7,944.152      14,378.509       5,580.401       1,630.882
   Unit Value of Units Outstanding .......................   $  2.699862     $ 10.760444     $ 14.097579     $ 11.224651

   The accompanying notes are an integral part of these financial statements.

                            A. G. Separate Account A
                                       of
                          AIG Annuity Insurance Company

                 Statement of Assets and Liabilities (Continued)
                                December 31, 2008

                                                              Putnam VT
                                                           Discovery Growth
                                                                Fund
                                                             Division 148
                                                           ----------------
Assets:
   Investments In Shares Of Mutual Funds, At Fair Value ..   $   221,866
                                                             -----------
Net Assets ...............................................   $   221,866
                                                             ===========
Contract Owner Reserves:
   Reserves For Redeemable Annuity Contracts
      (Net Of Applicable Contract Loans - Partial
      Withdrawals With Right Of Reinvestment) ............   $   221,866
                                                             -----------
Total Contract Owner Reserves ............................   $   221,866
                                                             ===========
Contracts with Mortality and Expense Risk Charge of 1.15%
   Net Assets ............................................   $        --
   Accumulation Units Outstanding ........................            --
   Unit Value of Units Outstanding .......................   $        --
Contracts with Mortality and Expense Risk Charge of 1.40%
   Net Assets ............................................   $    83,721
   Accumulation Units Outstanding ........................    21,602.735
   Unit Value of Units Outstanding .......................   $  3.875492
Contracts with Mortality and Expense Risk Charge of 1.45%
   Net Assets ............................................   $    51,613
   Accumulation Units Outstanding ........................    13,372.116
   Unit Value of Units Outstanding .......................   $  3.859726
Contracts with Mortality and Expense Risk Charge of 1.50%
   Net Assets ............................................   $    86,533
   Accumulation Units Outstanding ........................    22,512.667
   Unit Value of Units Outstanding .......................   $  3.843725

   The accompanying notes are an integral part of these financial statements.

                            A. G. Separate Account A
                                       of
                         AIG Annuity Insurance Company

                       Schedule of Portfolio Investments
                               December 31, 2008


                                                                                  Net
                                                                              Asset Value   Net Asset
Underlying Fund                                      Division      Shares      Per Share      Value         Cost     Level /(1)/
---------------------------------------------------  --------  -------------  -----------  -----------  -----------  -----------
JPMIT Diversified Equity Portfolio ................     1        438,425.378     $10.74    $ 4,708,689  $ 5,928,276       1
JPMIT Equity Index Portfolio ......................     2        121,016.257       7.93        959,659    1,301,978       1
JPMIT Intrepid Growth Portfolio ...................     3        516,997.465       9.86      5,097,595    5,655,418       1
JPMIT Diversified Mid Cap Value Portfolio .........     4        968,546.026       4.47      4,329,401    7,944,257       1
JPMIT Diversified Mid Cap Growth Portfolio ........     5        290,347.510       9.41      2,732,170    4,783,447       1
JPMIT Intrepid Mid Cap Portfolio ..................     6         89,640.324       9.92        889,232    1,592,897       1
JPMIT Government Bond Portfolio ...................     7        929,699.101      11.91     11,072,716   10,384,433       1
JPMIT Core Bond Portfolio .........................     8        942,123.218      10.94     10,306,828   10,504,306       1
JPMIT Balanced Portfolio ..........................     9        267,098.200      10.29      2,748,441    3,821,339       1
AIM V.I. International Growth Fund ................     21       169,352.099      19.49      3,300,672    2,614,067       1
Van Kampen LIT Capital Growth Fund ................  22 & 136    293,035.065      17.10      5,010,900    7,429,748       1
Franklin Small-Mid Cap Growth Securities ..........     23        40,979.188      11.75        481,505      809,655       1
Templeton Developing Markets Securities Fund ......  24 & 115    153,897.384       6.04        929,540    1,755,977       1
Oppenheimer High Income Fund/VA ...................  25 & 114    532,662.025       1.58        841,606    4,141,288       1
AIG Retirement Co. I Money Market I Fund ..........  26 & 132  1,423,380.120       1.00      1,423,380    1,423,380       1
Van Kampen LIT Enterprise Portfolio ...............     27        29,750.972       9.87        293,642      389,623       1
Putnam VT Global Equity Fund ......................  29 & 149     16,648.269       7.74        128,858      201,084       1
AIM V.I. Core Equity Fund .........................     30       305,952.061      19.75      6,042,553    7,621,049       1
Oppenheimer Main Street Fund ......................    111       261,379.693      14.56      3,805,688    4,983,747       1
Oppenheimer Capital Appreciation Fund .............    112       100,829.646      25.67      2,588,297    3,472,709       1
Oppenheimer Main Street Small Cap Fund ............    113       103,649.296      10.65      1,103,865    1,588,051       1
Templeton Foreign Securities Fund .................    116        49,727.630      10.76        535,069      824,521       1
AIM V.I. Capital Appreciation Fund ................    117        81,286.899      16.89      1,372,936    1,751,278       1
AIM V.I. Diversified Income Fund ..................    118       119,743.801       5.86        701,699      968,299       1
AIG Retirement Co. I Stock Index Fund .............    133       221,582.804      18.59      4,119,227    6,368,958       1
AIG Retirement Co. I Growth & Income Fund .........    134       392,363.362       9.13      3,582,279    5,227,453       1
AIG Retirement Co. I International Equities Fund ..    135       230,457.292       4.80      1,106,195    1,625,179       1
AIG Retirement Co. I Government Securities Fund ...    138       543,157.619      11.12      6,039,913    5,616,560       1
PIMCO Premier VIT Managed Portfolio ...............    139       278,922.351      24.16      6,738,764   10,549,065       1
Janus Aspen Large Cap Growth Portfolio ............    141        26,080.050      15.58        406,327      478,277       1
Janus Aspen Series International Growth Portfolio .    142        16,215.360      26.01        421,762      622,162       1
MFS VIT Capital Opportunities Series ..............    143        20,773.422      10.38        215,634      269,343       1
AIG Retirement Co. I Science & Technology Fund ....    144        16,605.624       7.94        131,850      179,388       1
AIG Retirement Co. II Mid Cap Value Fund ..........    145       122,383.663      10.27      1,256,880    2,097,679       1
AIG Retirement Co. II Strategic Bond Fund .........    146        66,065.055       8.66        572,123      699,319       1
AIG Retirement Co. II High Yield Bond Fund ........    147        21,712.687       5.23        113,557      174,672       1
Putnam VT Discovery Growth Fund ...................    148        73,709.515       3.01        221,866      354,047       1

/(1)/ Represents the level within the fair value hieracrchy under which the portfolio is classified as defined in FAS 157 and described in Note 3 to the financial statements.

   The accompanying notes are an integral part of these financial statements.

                            A. G. Separate Account A
                                       of
                          AIG Annuity Insurance Company

                             Statement of Operations
                      For the Year Ended December 31, 2008

                                                             JP Morgan        JP Morgan         JP Morgan          JP Morgan
                                                          Insurance Trust  Insurance Trust   Insurance Trust    Insurance Trust
                                                            Diversified         Equity          Intrepid      Diversified Mid Cap
                                                         Equity Portfolio  Index Portfolio  Growth Portfolio    Value Portfolio
                                                            Division 1        Division 2       Division 3          Division 4
                                                         ----------------  ---------------  ----------------  -------------------
Investment Income:
      Dividends From Mutual Funds ......................   $   105,225       $    48,447      $   102,129         $   134,513
Expenses:
      Mortality And Expense Risk Charge ................        98,322            24,840          111,449              93,247
                                                           -----------       -----------      -----------         ----------
Net Investment Income (Loss) ...........................         6,903            23,607           (9,320)             41,266
                                                           -----------       -----------      -----------         ----------
Net Realized Gains (Losses) On Investments:
   Net Realized Gains (Losses) on Sale of Fund Shares ..       166,253           212,470          125,103          (4,184,373)
   Realized Gain Distributions From Mutual Funds .......       908,073                --                -           2,061,149
                                                           -----------       -----------      -----------         ----------
   Net Realized Gains (Losses) .........................     1,074,326           212,470          125,103          (2,123,224)
                                                           -----------       -----------      -----------         ----------
   Net Change in Unrealized Appreciation (Depreciation)
      During The Period ................................    (4,477,899)       (1,176,378)      (4,601,669)         (1,157,109)
                                                           -----------       -----------      -----------         -----------
Increase (Decrease) In Net Assets From Operations ......   $(3,396,670)      $  (940,301)     $(4,485,886)        $(3,239,067)
                                                           ===========       ===========      ============        ===========

   The accompanying notes are an integral part of these financial statements.

                            A. G. Separate Account A
                                       of
                          AIG Annuity Insurance Company

                       Statement of Operations (Continued)
                      For the Year Ended December 31, 2008

                                                              JP Morgan           JP Morgan         JP Morgan        JP Morgan
                                                           Insurance Trust     Insurance Trust   Insurance Trust  Insurance Trust
                                                         Diversified Mid Cap       Intrepid         Government       Core Bond
                                                           Growth Portfolio   Mid Cap Portfolio   Bond Portfolio     Portfolio
                                                              Division 5          Division 6        Division 7       Division 8
                                                         -------------------  -----------------  ---------------  ---------------
Investment Income:
      Dividends From Mutual Funds ......................     $        --          $   9,954        $   834,598       $ 831,709
Expenses:
      Mortality And Expense Risk Charge ................          65,118             18,796            170,936         161,049
                                                             -----------          ---------        -----------       ---------
Net Investment Income (Loss) ...........................         (65,118)            (8,842)           663,662         670,660
                                                             -----------          ---------        -----------       ---------
Net Realized Gains (Losses) On Investments:
   Net Realized Gains (Losses) on Sale of Fund Shares ..          28,701             (3,403)          (163,293)       (276,052)
   Realized Gain Distributions From Mutual Funds .......       1,240,612            158,518                 --              --
                                                             -----------          ---------        -----------       ---------
   Net Realized Gains (Losses) .........................       1,269,313            155,115           (163,293)       (276,052)
                                                             -----------          ---------        -----------       ---------
   Net Change in Unrealized Appreciation (Depreciation)
      During The Period ................................      (4,081,461)          (882,718)           632,423        (372,370)
                                                             -----------          ---------        -----------       ---------
Increase (Decrease) In Net Assets From Operations ......     $(2,877,266)         $(736,445)       $ 1,132,792       $  22,238
                                                             ===========          =========        ===========       =========

   The accompanying notes are an integral part of these financial statements.

                            A. G. Separate Account A
                                       of
                          AIG Annuity Insurance Company

                       Statement of Operations (Continued)
                      For the Year Ended December 31, 2008

                                                            JP Morgan                         Van Kampen
                                                         Insurance Trust    AIM V.I.             LIT              Franklin
                                                             Balanced     International     Capital Growth      Small-Mid Cap
                                                            Portfolio      Growth Fund           Fund         Growth Securities
                                                            Division 9     Division 21   Division 22 and 136     Division 23
                                                         ---------------  -------------  -------------------  -----------------
Investment Income:
      Dividends From Mutual Funds ......................   $   176,420     $    26,712       $    53,930          $      --
Expenses:
      Mortality And Expense Risk Charge ................        51,082          72,778           129,331             12,649
                                                           -----------     -----------       -----------          ---------
Net Investment Income (Loss) ...........................       125,338         (46,066)          (75,401)           (12,649)
                                                           -----------     -----------       -----------          ---------
Net Realized Gains (Losses) On Investments:
   Net Realized Gains (Losses) on Sale of Fund Shares ..       (79,297)      1,468,260          (350,816)           157,823
   Realized Gain Distributions From Mutual Funds .......       722,795          64,592                --            144,560
                                                           -----------     -----------       -----------          ---------
   Net Realized Gains (Losses) .........................       643,498       1,532,852          (350,816)           302,383
                                                           -----------     -----------       -----------          ---------
   Net Change in Unrealized Appreciation (Depreciation)
      During The Period ................................    (1,977,407)     (4,545,281)       (5,427,097)          (824,864)
                                                           -----------     -----------       -----------          ---------
Increase (Decrease) In Net Assets From Operations ......   $(1,208,571)    $(3,058,495)      $(5,853,314)         $(535,130)
                                                           ===========     ===========       ===========          =========

                            A. G. Separate Account A
                                       of
                          AIG Annuity Insurance Company

                       Statement of Operations (Continued)
                      For the Year Ended December 31, 2008

                                                              Templeton                                                  Van Kampen
                                                             Developing           Oppenheimer      AIG Retirement Co. I      LIT
                                                          Markets Securities      High Income         Money Market I      Enterprise
                                                                 Fund               Fund /VA             Portfolio        Portfolio
                                                         Division 24 and 115  Division 25 and 114  Division 26 and 132   Division 27
                                                         -------------------  -------------------  --------------------  -----------
Investment Income:
      Dividends From Mutual Funds ......................     $   203,476          $   382,598            $ 50,069         $   6,911
Expenses:
      Mortality And Expense Risk Charge ................          23,274               56,134              29,947             6,857
                                                             -----------          -----------            --------         ---------
Net Investment Income (Loss) ...........................         180,202              326,464              20,122                54
                                                             -----------          -----------            --------         ---------
Net Realized Gains (Losses) On Investments:
   Net Realized Gains (Losses) on Sale of Fund Shares ..         222,109           (1,031,781)                 --            62,990
   Realized Gain Distributions From Mutual Funds .......         247,521                   --                  --                --
                                                             -----------          -----------            --------         ---------
   Net Realized Gains (Losses) .........................         469,630           (1,031,781)                 --            62,990
                                                             -----------          -----------            --------         ---------
   Net Change in Unrealized Appreciation (Depreciation)
      During The Period ................................      (1,861,215)          (3,132,931)                 (4)         (360,806)
                                                             -----------          -----------            --------         ---------
Increase (Decrease) In Net Assets From Operations ......     $(1,211,383)         $(3,838,248)           $ 20,118         $(297,762)
                                                             ===========          ===========            ========         =========

   The accompanying notes are an integral part of these financial statements.

                            A. G. Separate Account A
                                       of
                          AIG Annuity Insurance Company

                       Statement of Operations (Continued)
                      For the Year Ended December 31, 2008

                                                              Putnam VT          AIM V.I.    Oppenheimer       Oppenheimer
                                                            Global Equity      Core Equity   Main Street  Capital Appreciation
                                                                Fund               Fund         Fund              Fund
                                                         Division 29 and 149   Division 30  Division 111      Division 112
                                                         -------------------  ------------  ------------  --------------------
Investment Income:
      Dividends From Mutual Funds ......................      $  10,631       $   180,525   $   105,493       $     7,367
Expenses:
      Mortality And Expense Risk Charge ................          4,774           123,096        91,418            67,870
                                                              ---------       -----------   -----------       -----------
Net Investment Income (Loss) ...........................          5,857            57,429        14,075           (60,503)
                                                              ---------       -----------   -----------       -----------
Net Realized Gains (Losses) On Investments:
   Net Realized Gains (Losses) on Sale of Fund Shares ..         91,151           151,397       101,503           123,405
   Realized Gain Distributions From Mutual Funds .......             --                --       458,375                --
                                                              ---------       -----------   -----------       -----------
   Net Realized Gains (Losses) .........................         91,151           151,397       559,878           123,405
                                                              ---------       -----------   -----------       -----------
   Net Change in Unrealized Appreciation (Depreciation)
      During The Period ................................       (260,923)       (3,599,285)   (3,537,211)       (2,660,302)
                                                              ---------       -----------   -----------       -----------
Increase (Decrease) In Net Assets From Operations ......      $(163,915)      $(3,390,459)  $(2,963,258)      $(2,597,400)
                                                              =========       ===========   ===========       ===========

   The accompanying notes are an integral part of these financial statements.

                            A. G. Separate Account A
                                       of
                          AIG Annuity Insurance Company

                       Statement of Operations (Continued)
                      For the Year Ended December 31, 2008


                                                                                                                     AIM V.I.
                                                              Oppenheimer          Templeton     AIM V.I. Capital   Diversified
                                                         Main Street Small Cap      Foreign        Appreciation       Income
                                                                 Fund           Securities Fund        Fund            Fund
                                                             Division 113        Division 116      Division 117    Division 118
                                                         ----------------------------------------------------------------------
Investment Income:
      Dividends From Mutual Funds ......................      $    11,241          $  30,174       $        --      $  74,894
Expenses:
      Mortality And Expense Risk Charge ................           28,002             15,626            33,345         16,366
                                                              -----------          ---------       -----------      ---------
Net Investment Income (Loss) ...........................          (16,761)            14,548           (33,345)        58,528
                                                              -----------          ---------       -----------      ---------
Net Realized Gains (Losses) On Investments:
   Net Realized Gains (Losses) on Sale of Fund Shares ..          290,509            138,000             4,691       (137,237)
   Realized Gain Distributions From Mutual Funds .......          124,822            109,182                --             --
                                                              -----------          ---------       -----------      ---------
   Net Realized Gains (Losses) .........................          415,331            247,182             4,691       (137,237)
                                                              -----------          ---------       -----------      ---------
   Net Change in Unrealized Appreciation (Depreciation)
      During The Period ................................       (1,236,234)          (800,788)       (1,210,809)      (113,310)
                                                              -----------          ---------       -----------      ---------
Increase (Decrease) In Net Assets From Operations ......      $  (837,664)         $(539,058)      $(1,239,463)     $(192,019)
                                                              ===========          =========       ===========      =========

   The accompanying notes are an integral part of these financial statements.

                            A. G. Separate Account A
                                       of
                          AIG Annuity Insurance Company

                       Statement of Operations (Continued)
                      For the Year Ended December 31, 2008

                                                                                                    AIG               AIG
                                                                AIG               AIG        Retirement Co. I  Retirement Co. I
                                                         Retirement Co. I  Retirement Co. I    International      Government
                                                            Stock Index     Growth & Income      Equities         Securities
                                                               Fund              Fund              Fund              Fund
                                                           Division 133      Division 134      Division 135      Division 138
                                                         ----------------  ----------------  ----------------  ----------------
Investment Income:
      Dividends From Mutual Funds ......................   $   129,345       $    97,168       $    51,137        $ 134,890
Expenses:
      Mortality And Expense Risk Charge ................        93,650            77,160            28,806           95,658
                                                           -----------       -----------       -----------        ---------
Net Investment Income (Loss) ...........................        35,695            20,008            22,331           39,232
                                                           -----------       -----------       -----------        ---------
Net Realized Gains (Losses) On Investments:
   Net Realized Gains (Losses) on Sale of Fund Shares ..      (301,252)          (76,190)          220,658          (40,766)
   Realized Gain Distributions From Mutual Funds .......       582,829           330,141           174,434               --
                                                           -----------       -----------       -----------        ---------
   Net Realized Gains (Losses) .........................       281,577           253,951           395,092          (40,766)
                                                           -----------       -----------       -----------        ---------
   Net Change in Unrealized Appreciation (Depreciation)
      During The Period ................................    (3,246,113)       (2,634,295)       (1,468,876)         485,338
                                                           -----------       -----------       -----------        ---------
Increase (Decrease) In Net Assets From Operations ......   $(2,928,841)      $(2,360,336)      $(1,051,453)       $ 483,804
                                                           ===========       ===========       ===========        =========

   The accompanying notes are an integral part of these financial statements.

                            A. G. Separate Account A
                                       of
                          AIG Annuity Insurance Company

                       Statement of Operations (Continued)
                      For the Year Ended December 31, 2008

                                                                                                                     MFS
                                                         PIMCO Premier VIT     Janus Aspen      Janus Aspen      VIT Capital
                                                              Managed       Large Cap Growth   International    Opportunities
                                                             Portfolio          Portfolio     Growth Portfolio     Series
                                                           Division 139       Division 141      Division 142    Division 143
                                                         -----------------  ----------------  ----------------  -------------
Investment Income:
      Dividends From Mutual Funds ......................    $   309,862        $   4,417         $  23,217        $   3,555
Expenses:
      Mortality And Expense Risk Charge ................        138,774           11,339            12,181            6,025
                                                            -----------        ---------         ---------        ---------
Net Investment Income (Loss) ...........................        171,088           (6,922)           11,036           (2,470)
                                                            -----------        ---------         ---------        ---------
Net Realized Gains (Losses) On Investments:
   Net Realized Gains (Losses) on Sale of Fund Shares ..       (876,227)          65,802            70,541           41,833
   Realized Gain Distributions From Mutual Funds .......        865,663               --           124,443               --
                                                            -----------        ---------         ---------        ---------
   Net Realized Gains (Losses) .........................        (10,564)          65,802           194,984           41,833
                                                            -----------        ---------         ---------        ---------
   Net Change in Unrealized Appreciation (Depreciation)
      During The Period ................................     (3,629,648)        (411,309)         (773,184)        (237,155)
                                                            -----------        ---------         ---------        ---------
Increase (Decrease) In Net Assets From Operations ......    $(3,469,124)       $(352,429)        $(567,164)       $(197,792)
                                                            ===========        =========         =========        =========

   The accompanying notes are an integral part of these financial statements.

                            A. G. Separate Account A
                                       of
                          AIG Annuity Insurance Company

                       Statement of Operations (Continued)
                      For the Year Ended December 31, 2008

                                                              AIG
                                                         Retirement Co. I         AIG                AIG                AIG
                                                              Science      Retirement Co. II  Retirement Co. II  Retirement Co. II
                                                           & Technology          Mid Cap        Strategic Bond    High Yield Bond
                                                               Fund            Value Fund            Fund               Fund
                                                           Division 144       Division 145       Division 146       Division 147
                                                         ----------------  -----------------  -----------------  -----------------
Investment Income:
      Dividends From Mutual Funds ......................    $      --               7,547         $  52,518          $ 13,764
Expenses:
      Mortality And Expense Risk Charge ................        4,568              28,666            12,031             4,081
                                                            ---------         -----------         ---------          --------
Net Investment Income (Loss) ...........................       (4,568)            (21,119)           40,487             9,683
                                                            ---------         -----------         ---------          --------
Net Realized Gains (Losses) On Investments:
   Net Realized Gains (Losses) on Sale of Fund Shares ..       27,158              73,553            (6,095)          (49,955)
   Realized Gain Distributions From Mutual Funds .......           --              31,616                --                --
                                                            ---------         -----------         ---------          --------
   Net Realized Gains (Losses) .........................       27,158             105,169            (6,095)          (49,955)
                                                            ---------         -----------         ---------          --------
   Net Change in Unrealized Appreciation (Depreciation)
      During The Period ................................     (187,510)         (1,047,413)         (159,995)          (37,315)
                                                            ---------         -----------         ---------          --------
Increase (Decrease) In Net Assets From Operations ......    $(164,920)        $  (963,363)        $(125,603)         $(77,587)
                                                            =========         ===========         =========          ========

   The accompanying notes are an integral part of these financial statements.

                            A. G. Separate Account A
                                       of
                          AIG Annuity Insurance Company

                       Statement of Operations (Continued)
                      For the Year Ended December 31, 2008

                                                             Putnam VT
                                                         Discovery Growth
                                                               Fund
                                                           Division 148
                                                         ----------------
Investment Income:
      Dividends From Mutual Funds ......................    $      --
Expenses:
      Mortality And Expense Risk Charge ................        5,828
                                                            ---------
Net Investment Income (Loss) ...........................       (5,828)
                                                            ---------
Net Realized Gains (Losses) On Investments:
   Net Realized Gains (Losses) on Sale of Fund Shares ..        4,050
   Realized Gain Distributions From Mutual Funds .......       50,781
                                                            ---------
   Net Realized Gains (Losses) .........................       54,831
                                                            ---------
   Net Change in Unrealized Appreciation (Depreciation)
      During The Period ................................     (250,591)
                                                            ---------
Increase (Decrease) In Net Assets From Operations ......    $(201,588)
                                                            =========

   The accompanying notes are an integral part of these financial statements.

                            A. G. Separate Account A
                                       of
                          AIG Annuity Insurance Company

                       Statements of Changes in Net Assets

                                                                        JP Morgan                  JP Morgan
                                                                     Insurance Trust             Insurance Trust
                                                                        Diversified                  Equity
                                                                     Equity Portfolio           Index Portfolio
                                                                        Division 1                Division 2
                                                               ------------------------------------------------------
                                                                 For The        For The      For The       For The
                                                                Year Ended    Year Ended    Year Ended    Year Ended
                                                               December 31,  December 31,  December 31,  December 31,
                                                                   2008          2007          2008          2007
                                                               ------------  ------------  ------------  ------------
Operations:
   Net Investment Income (Loss) .............................. $     6,903   $    (5,301)  $    23,607   $    19,363
   Net Realized Gains (Losses) From Securities Transactions ..   1,074,326     1,806,997       212,470       830,837
   Net Change in Unrealized Appreciation (Depreciation)
      During The Period ......................................  (4,477,899)     (384,324)   (1,176,378)     (655,743)
                                                               -----------   -----------   -----------   -----------
Increase (Decrease) In Net Assets From Operations ............  (3,396,670)    1,417,372      (940,301)      194,457
                                                               -----------   -----------   -----------   -----------
Principal Transactions:
   Purchase Payments .........................................      13,109        12,311          (749)        6,786
   Surrenders Of Accumulation Units By Terminations And
      Withdrawals ............................................  (3,711,907)   (5,487,603)   (1,261,949)   (1,903,930)
   Contract Maintenance Charge ...............................          --            --            --            --
   Amounts Transferred From (To) Other Divisions Or
      The AIGA General Account, Net ..........................    (463,719)     (251,823)     (150,785)     (285,293)
                                                               -----------   -----------   -----------   -----------
   Increase (Decrease) In Net Assets Resulting From
      Principal Transactions .................................  (4,162,517)   (5,727,115)   (1,413,483)   (2,182,437)
                                                               -----------   -----------   -----------   -----------
Total Increase (Decrease) In Net Assets ......................  (7,559,187)   (4,309,743)   (2,353,784)   (1,987,980)
Net Assets:
Beginning Of Period ..........................................  12,267,876    16,577,619     3,313,443     5,301,423
                                                               -----------   -----------   -----------   -----------
End Of Period ................................................ $ 4,708,689   $12,267,876   $   959,659   $ 3,313,443
                                                               ===========   ===========   ===========   ===========
Changes in Units Outstanding
Contracts with Mortality and Expense Risk Charge of 1.15%
   Accumulation Units For Purchase Payments Received .........       1,435         1,080           (82)          558
   Decrease For Surrendered Contracts ........................    (399,433)     (506,348)     (142,674)     (171,879)
   Increase (Decrease) For Transfers - From (To) Other
      Divisions Or The AIGA General Account, Net .............     (52,113)      (23,628)      (16,724)      (26,636)
                                                               -----------   -----------   -----------   -----------
   Increase (Decrease) In Units Outstanding ..................    (450,111)     (528,896)     (159,480)     (197,957)
   Accumulation Units At Beginning Of Period .................   1,112,870     1,641,766       298,992       496,949
                                                               -----------   -----------   -----------   -----------
   Accumulation Units At End Of Period .......................     662,759     1,112,870       139,512       298,992
                                                               ===========   ===========   ===========   ===========
Contracts with Mortality and Expense Risk Charge of 1.40%
   Accumulation Units For Purchase Payments Received .........          --            --            --            --
   Decrease For Surrendered Contracts ........................          --            --            --            --
   Increase (Decrease) For Transfers - From (To) Other
      Divisions Or The AIGA General Account, Net .............          --            --            --            --
                                                               -----------   -----------   -----------   -----------
   Increase (Decrease) In Units Outstanding ..................          --            --            --            --
   Accumulation Units At Beginning Of Period .................          --            --            --            --
                                                               -----------   -----------   -----------   -----------
   Accumulation Units At End Of Period .......................          --            --            --            --
                                                               ===========   ===========   ===========   ===========
Contracts with Mortality and Expense Risk Charge of 1.45%
   Accumulation Units For Purchase Payments Received .........          --            --            --            --
   Decrease For Surrendered Contracts ........................          --            --            --            --
   Increase (Decrease) For Transfers - From (To) Other
      Divisions Or The AIGA General Account, Net .............          --            --            --            --
                                                               -----------   -----------   -----------   -----------
   Increase (Decrease) In Units Outstanding ..................          --            --            --            --
   Accumulation Units At Beginning Of Period .................          --            --            --            --
                                                               -----------   -----------   -----------   -----------
   Accumulation Units At End Of Period .......................          --            --            --            --
                                                               ===========   ===========   ===========   ===========
Contracts with Mortality and Expense Risk Charge of 1.50%
   Accumulation Units For Purchase Payments Received .........          --            --            --            --
   Decrease For Surrendered Contracts ........................          --            --            --            --
   Increase (Decrease) For Transfers - From (To) Other
      Divisions Or The AIGA General Account, Net .............          --            --            --            --
                                                               -----------   -----------   -----------   -----------
   Increase (Decrease) In Units Outstanding ..................          --            --            --            --
   Accumulation Units At Beginning Of Period .................          --            --            --            --
                                                               -----------   -----------   -----------   -----------
   Accumulation Units At End Of Period .......................          --            --            --            --
                                                               ===========   ===========   ===========   ===========

   The accompanying notes are an integral part of these financial statements.

                            A. G. Separate Account A
                                       of
                          AIG Annuity Insurance Company

                 Statements of Changes in Net Assets (Continued)

                                                                        JP Morgan                   JP Morgan
                                                                     Insurance Trust             Insurance Trust
                                                                        Intrepid               Diversified Mid Cap
                                                                    Growth Portfolio             Value Portfolio
                                                                        Division 3                 Division 4
                                                               --------------------------  --------------------------
                                                                 For The        For The      For The       For The
                                                                Year Ended    Year Ended    Year Ended    Year Ended
                                                               December 31,  December 31,  December 31,  December 31,
                                                                   2008          2007          2008          2007
                                                               ------------  ------------  ------------  ------------
Operations:
   Net Investment Income (Loss) .............................. $    (9,320)  $  (176,446)  $    41,266   $    137,785
   Net Realized Gains (Losses) From Securities Transactions ..     125,103       890,567    (2,123,224)     6,596,557
   Net Change in Unrealized Appreciation (Depreciation)
      During The Period ......................................  (4,601,669)    1,157,160    (1,157,109)    (6,502,220)
                                                               -----------   -----------   -----------   ------------
Increase (Decrease) In Net Assets From Operations ............  (4,485,886)    1,871,281    (3,239,067)       232,122
                                                               -----------   -----------   -----------   ------------
Principal Transactions:
   Purchase Payments .........................................      15,289        16,321        13,448         11,035
   Surrenders Of Accumulation Units By Terminations And
      Withdrawals ............................................  (4,471,078)   (7,461,430)   (3,677,001)    (5,975,735)
   Contract Maintenance Charge ...............................          --            --            --             --
   Amounts Transferred From (To) Other Divisions Or
      The AIGA General Account, Net ..........................    (502,354)     (170,510)     (439,144)      (452,244)
                                                               -----------   -----------   -----------   ------------
   Increase (Decrease) In Net Assets Resulting From
      Principal Transactions .................................  (4,958,143)   (7,615,619)   (4,102,697)    (6,416,944)
                                                               -----------   -----------   -----------   ------------
Total Increase (Decrease) In Net Assets ......................  (9,444,029)   (5,744,338)   (7,341,764)    (6,184,822)
Net Assets:
Beginning Of Period ..........................................  14,541,624    20,285,962    11,671,165     17,855,987
                                                               -----------   -----------   -----------   ------------
End Of Period ................................................ $ 5,097,595   $14,541,624   $ 4,329,401   $ 11,671,165
                                                               ===========   ===========   ===========   ============
Changes in Units Outstanding
Contracts with Mortality and Expense Risk Charge of 1.15%
   Accumulation Units For Purchase Payments Received .........       2,350         2,033           770            470
   Decrease For Surrendered Contracts ........................    (676,713)     (955,878)     (210,576)      (275,767)
   Increase (Decrease) For Transfers - From (To) Other
      Divisions Or The AIGA General Account, Net .............     (80,678)      (21,619)      (25,786)       (20,993)
                                                               -----------   -----------   -----------   ------------
   Increase (Decrease) In Units Outstanding ..................    (755,041)     (975,464)     (235,592)      (296,290)
   Accumulation Units At Beginning Of Period .................   1,812,665     2,788,129       563,180        859,470
                                                               -----------   -----------   -----------   ------------
   Accumulation Units At End Of Period .......................   1,057,624     1,812,665       327,588        563,180
                                                               ===========   ===========   ===========   ============
Contracts with Mortality and Expense Risk Charge of 1.40%
   Accumulation Units For Purchase Payments Received .........          --            --            --             --
   Decrease For Surrendered Contracts ........................          --            --            --             --
   Increase (Decrease) For Transfers - From (To) Other
      Divisions Or The AIGA General Account, Net .............          --            --            --             --
                                                               -----------   -----------   -----------   ------------
   Increase (Decrease) In Units Outstanding ..................          --            --            --             --
   Accumulation Units At Beginning Of Period .................          --            --            --             --
                                                               -----------   -----------   -----------   ------------
   Accumulation Units At End Of Period .......................          --            --            --             --
                                                               ===========   ===========   ===========   ============
Contracts with Mortality and Expense Risk Charge of 1.45%
   Accumulation Units For Purchase Payments Received .........          --            --            --             --
   Decrease For Surrendered Contracts ........................          --            --            --             --
   Increase (Decrease) For Transfers - From (To) Other
      Divisions Or The AIGA General Account, Net .............          --            --            --             --
                                                               -----------   -----------   -----------   ------------
   Increase (Decrease) In Units Outstanding ..................          --            --            --             --
   Accumulation Units At Beginning Of Period .................          --            --            --             --
                                                               -----------   -----------   -----------   ------------
   Accumulation Units At End Of Period .......................          --            --            --             --
                                                               ===========   ===========   ===========   ============
Contracts with Mortality and Expense Risk Charge of 1.50%
   Accumulation Units For Purchase Payments Received .........          --            --            --             --
   Decrease For Surrendered Contracts ........................          --            --            --             --
   Increase (Decrease) For Transfers - From (To) Other
      Divisions Or The AIGA General Account, Net .............          --            --            --             --
                                                               -----------   -----------   -----------   ------------
   Increase (Decrease) In Units Outstanding ..................          --            --            --             --
   Accumulation Units At Beginning Of Period .................          --            --            --             --
                                                               -----------   -----------   -----------   ------------
   Accumulation Units At End Of Period .......................          --            --            --             --
                                                               ===========   ===========   ===========   ============

   The accompanying notes are an integral part of these financial statements.

                            A. G. Separate Account A
                                       of
                          AIG Annuity Insurance Company

                 Statements of Changes in Net Assets (Continued)

                                                                        JP Morgan                   JP Morgan
                                                                     Insurance Trust             Insurance Trust
                                                                   Diversified Mid Cap               Intrepid
                                                                    Growth Portfolio            Mid Cap Portfolio
                                                                        Division 5                Division 6
                                                               --------------------------  --------------------------
                                                                 For The       For The       For The        For The
                                                                Year Ended    Year Ended    Year Ended    Year Ended
                                                               December 31,  December 31,  December 31,  December 31,
                                                                   2008          2007          2008          2007
                                                               ------------  ------------  ------------  ------------
Operations:
   Net Investment Income (Loss) .............................. $   (65,118)  $  (118,049)  $    (8,842)  $   (16,746)
   Net Realized Gains (Losses) From Securities Transactions ..   1,269,313     2,967,116       155,115       744,177
   Net Change in Unrealized Appreciation (Depreciation)
      During The Period ......................................  (4,081,461)   (1,301,618)     (882,718)     (613,642)
                                                               -----------   -----------   -----------   -----------
Increase (Decrease) In Net Assets From Operations ............  (2,877,266)    1,547,449      (736,445)      113,789
                                                               -----------   -----------   -----------   -----------
Principal Transactions:
   Purchase Payments .........................................       8,074         9,150         2,994         2,580
   Surrenders Of Accumulation Units By Terminations And
      Withdrawals ............................................  (2,756,155)   (4,050,642)     (664,675)   (1,621,733)
   Contract Maintenance Charge ...............................          --            --            --            --
   Amounts Transferred From (To) Other Divisions Or
      The AIGA General Account, Net ..........................    (244,445)     (179,066)      (80,956)       (5,269)
                                                               -----------   -----------   -----------   -----------
   Increase (Decrease) In Net Assets Resulting From
      Principal Transactions .................................  (2,992,526)   (4,220,558)     (742,637)   (1,624,422)
                                                               -----------   -----------   -----------   -----------
Total Increase (Decrease) In Net Assets ......................  (5,869,792)   (2,673,109)   (1,479,082)   (1,510,633)
Net Assets:
Beginning Of Period ..........................................   8,601,962    11,275,071     2,368,314     3,878,947
                                                               -----------   -----------   -----------   -----------
End Of Period ................................................ $ 2,732,170   $ 8,601,962   $   889,232   $ 2,368,314
                                                               ===========   ===========   ===========   ===========
Changes in Units Outstanding
Contracts with Mortality and Expense Risk Charge of 1.15%
   Accumulation Units For Purchase Payments Received .........         580           537           195            96
   Decrease For Surrendered Contracts ........................    (191,847)     (243,038)      (42,585)      (83,935)
   Increase (Decrease) For Transfers - From (To) Other
      Divisions Or The AIGA General Account, Net .............     (17,901)      (10,880)       (5,525)         (237)
                                                               -----------   -----------   -----------   -----------
   Increase (Decrease) In Units Outstanding ..................    (209,168)     (253,381)      (47,915)      (84,076)
   Accumulation Units At Beginning Of Period .................     488,260       741,641       126,367       210,443
                                                               -----------   -----------   -----------   -----------
   Accumulation Units At End Of Period .......................     279,092       488,260        78,452       126,367
                                                               ===========   ===========   ===========   ===========
Contracts with Mortality and Expense Risk Charge of 1.40%
   Accumulation Units For Purchase Payments Received .........          --            --            --            --
   Decrease For Surrendered Contracts ........................          --            --            --            --
   Increase (Decrease) For Transfers - From (To) Other
      Divisions Or The AIGA General Account, Net .............          --            --            --            --
                                                               -----------   -----------   -----------   -----------
   Increase (Decrease) In Units Outstanding ..................          --            --            --            --
   Accumulation Units At Beginning Of Period .................          --            --            --            --
                                                               -----------   -----------   -----------   -----------
   Accumulation Units At End Of Period .......................          --            --            --            --
                                                               ===========   ===========   ===========   ===========
Contracts with Mortality and Expense Risk Charge of 1.45%
   Accumulation Units For Purchase Payments Received .........          --            --            --            --
   Decrease For Surrendered Contracts ........................          --            --            --            --
   Increase (Decrease) For Transfers - From (To) Other
      Divisions Or The AIGA General Account, Net .............          --            --            --            --
                                                               -----------   -----------   -----------   -----------
   Increase (Decrease) In Units Outstanding ..................          --            --            --            --
   Accumulation Units At Beginning Of Period .................          --            --            --            --
                                                               -----------   -----------   -----------   -----------
   Accumulation Units At End Of Period .......................          --            --            --            --
                                                               ===========   ===========   ===========   ===========
Contracts with Mortality and Expense Risk Charge of 1.50%
   Accumulation Units For Purchase Payments Received .........          --            --            --            --
   Decrease For Surrendered Contracts ........................          --            --            --            --
   Increase (Decrease) For Transfers - From (To) Other
      Divisions Or The AIGA General Account, Net .............          --            --            --            --
                                                               -----------   -----------   -----------   -----------
   Increase (Decrease) In Units Outstanding ..................          --            --            --            --
   Accumulation Units At Beginning Of Period .................          --            --            --            --
                                                               -----------   -----------   -----------   -----------
   Accumulation Units At End Of Period .......................          --            --            --            --
                                                               ===========   ===========   ===========   ===========

   The accompanying notes are an integral part of these financial statements.

                            A. G. Separate Account A
                                       of
                          AIG Annuity Insurance Company

                 Statements of Changes in Net Assets (Continued)

                                                                         JP Morgan                  JP Morgan
                                                                      Insurance Trust            Insurance Trust
                                                                         Government                 Core Bond
                                                                       Bond Portfolio               Portfolio
                                                                        Division 7                 Division 8
                                                               --------------------------  --------------------------
                                                                 For The        For The      For The       For The
                                                                Year Ended    Year Ended    Year Ended    Year Ended
                                                               December 31,  December 31,  December 31,  December 31,
                                                                   2008          2007          2008          2007
                                                               ------------  ------------  ------------  ------------
Operations:
   Net Investment Income (Loss) .............................. $   663,662   $ 1,021,393   $   670,660   $   907,875
   Net Realized Gains (Losses) From Securities Transactions ..    (163,293)      131,058      (276,052)      145,600
   Net Change in Unrealized Appreciation (Depreciation)
      During The Period ......................................     632,423       102,041      (372,370)      (48,160)
                                                               -----------   -----------   -----------   -----------
Increase (Decrease) In Net Assets From Operations ............   1,132,792     1,254,492        22,238     1,005,315
                                                               -----------   -----------   -----------   -----------
Principal Transactions:
   Purchase Payments .........................................       8,837        26,113         8,296        25,734
   Surrenders Of Accumulation Units By Terminations And
      Withdrawals ............................................  (6,767,217)   (8,699,087)   (5,809,805)   (8,739,644)
   Contract Maintenance Charge ...............................          --            --            --            --
   Amounts Transferred From (To) Other Divisions Or
      The AIGA General Account, Net ..........................    (832,316)     (330,067)     (969,051)      (19,430)
                                                               -----------   -----------   -----------   -----------
   Increase (Decrease) In Net Assets Resulting From
      Principal Transactions .................................  (7,590,696)   (9,003,041)   (6,770,560)   (8,733,340)
                                                               -----------   -----------   -----------   -----------
Total Increase (Decrease) In Net Assets ......................  (6,457,904)   (7,748,549)   (6,748,322)   (7,728,025)
Net Assets:
Beginning Of Period ..........................................  17,530,620    25,279,169    17,055,150    24,783,175
                                                               -----------   -----------   -----------   -----------
End Of Period ................................................ $11,072,716   $17,530,620   $10,306,828   $17,055,150
                                                               ===========   ===========   ===========   ===========
Changes in Units Outstanding
Contracts with Mortality and Expense Risk Charge of 1.15%
   Accumulation Units For Purchase Payments Received .........         588         1,777           560         1,745
   Decrease For Surrendered Contracts ........................    (433,300)     (595,137)     (386,393)     (599,766)
   Increase (Decrease) For Transfers - From (To) Other
      Divisions Or The AIGA General Account, Net .............     (52,926)      (22,933)      (65,340)       (1,439)
                                                               -----------   -----------   -----------   -----------
   Increase (Decrease) In Units Outstanding ..................    (485,638)     (616,293)     (451,173)     (599,460)
   Accumulation Units At Beginning Of Period .................   1,158,288     1,774,581     1,137,716     1,737,176
                                                               -----------   -----------   -----------   -----------
   Accumulation Units At End Of Period .......................     672,650     1,158,288       686,543     1,137,716
                                                               ===========   ===========   ===========   ===========
Contracts with Mortality and Expense Risk Charge of 1.40%
   Accumulation Units For Purchase Payments Received .........          --            --            --            --
   Decrease For Surrendered Contracts ........................          --            --            --            --
   Increase (Decrease) For Transfers - From (To) Other
      Divisions Or The AIGA General Account, Net .............          --            --            --            --
                                                               -----------   -----------   -----------   -----------
   Increase (Decrease) In Units Outstanding ..................          --            --            --            --
   Accumulation Units At Beginning Of Period .................          --            --            --            --
                                                               -----------   -----------   -----------   -----------
   Accumulation Units At End Of Period .......................          --            --            --            --
                                                               ===========   ===========   ===========   ===========
Contracts with Mortality and Expense Risk Charge of 1.45%
   Accumulation Units For Purchase Payments Received .........          --            --            --            --
   Decrease For Surrendered Contracts ........................          --            --            --            --
   Increase (Decrease) For Transfers - From (To) Other
      Divisions Or The AIGA General Account, Net .............          --            --            --            --
                                                               -----------   -----------   -----------   -----------
   Increase (Decrease) In Units Outstanding ..................          --            --            --            --
   Accumulation Units At Beginning Of Period .................          --            --            --            --
                                                               -----------   -----------   -----------   -----------
   Accumulation Units At End Of Period .......................          --            --            --            --
                                                               ===========   ===========   ===========   ===========
Contracts with Mortality and Expense Risk Charge of 1.50%
   Accumulation Units For Purchase Payments Received .........          --            --            --            --
   Decrease For Surrendered Contracts ........................          --            --            --            --
   Increase (Decrease) For Transfers - From (To) Other
      Divisions Or The AIGA General Account, Net .............          --            --            --            --
                                                               -----------   -----------   -----------   -----------
   Increase (Decrease) In Units Outstanding ..................          --            --            --            --
   Accumulation Units At Beginning Of Period .................          --            --            --            --
                                                               -----------   -----------   -----------   -----------
   Accumulation Units At End Of Period .......................          --            --            --            --
                                                               ===========   ===========   ===========   ===========

   The accompanying notes are an integral part of these financial statements.

                            A. G. Separate Account A
                                       of
                          AIG Annuity Insurance Company

                 Statements of Changes in Net Assets (Continued)

                                                                        JP Morgan
                                                                     Insurance Trust                AIM V.I.
                                                                         Balanced                 International
                                                                        Portfolio                  Growth Fund
                                                                       Division 9                 Division 21
                                                               --------------------------  --------------------------
                                                                 For The        For The      For The       For The
                                                                Year Ended    Year Ended    Year Ended    Year Ended
                                                               December 31,  December 31,  December 31,  December 31,
                                                                   2008          2007          2008          2007
                                                               ------------  ------------  ------------  ------------
Operations:
   Net Investment Income (Loss) .............................. $   125,338   $   176,267   $   (46,066)  $   (94,314)
   Net Realized Gains (Losses) From Securities Transactions ..     643,498       636,256     1,532,852     2,686,169
   Net Change in Unrealized Appreciation (Depreciation)
      During The Period ......................................  (1,977,407)     (385,116)   (4,545,281)   (1,071,548)
                                                               -----------   -----------   -----------   -----------
Increase (Decrease) In Net Assets From Operations ............  (1,208,571)      427,407    (3,058,495)    1,520,307
                                                               -----------   -----------   -----------   -----------
Principal Transactions:
   Purchase Payments .........................................       3,392         3,680         5,050        12,438
   Surrenders Of Accumulation Units By Terminations And
      Withdrawals ............................................  (1,814,794)   (3,624,880)   (2,844,913)   (4,675,530)
   Contract Maintenance Charge ...............................          --            --            --            --
   Amounts Transferred From (To) Other Divisions Or
      The AIGA General Account, Net ..........................    (151,173)     (128,719)     (287,842)      (70,154)
                                                               -----------   -----------   -----------   -----------
   Increase (Decrease) In Net Assets Resulting From
      Principal Transactions .................................  (1,962,575)   (3,749,919)   (3,127,705)   (4,733,246)
                                                               -----------   -----------   -----------   -----------
Total Increase (Decrease) In Net Assets ......................  (3,171,146)   (3,322,512)   (6,186,200)   (3,212,939)
Net Assets:
Beginning Of Period ..........................................   5,919,587     9,242,099     9,486,872    12,699,811
                                                               -----------   -----------   -----------   -----------
End Of Period ................................................ $ 2,748,441   $ 5,919,587   $ 3,300,672   $ 9,486,872
                                                               ===========   ===========   ===========   ===========
Changes in Units Outstanding
Contracts with Mortality and Expense Risk Charge of 1.15%
   Accumulation Units For Purchase Payments Received .........         320           221           350           536
   Decrease For Surrendered Contracts ........................    (168,685)     (296,668)     (200,797)     (277,387)
   Increase (Decrease) For Transfers - From (To) Other
      Divisions Or The AIGA General Account, Net .............     (14,469)      (10,906)      (21,832)       (4,212)
                                                               -----------   -----------   -----------   -----------
   Increase (Decrease) In Units Outstanding ..................    (182,834)     (307,353)     (222,279)     (281,063)
   Accumulation Units At Beginning Of Period .................     481,828       789,181       542,629       823,692
                                                               -----------   -----------   -----------   -----------
   Accumulation Units At End Of Period .......................     298,994       481,828       320,350       542,629
                                                               ===========   ===========   ===========   ===========
Contracts with Mortality and Expense Risk Charge of 1.40%
   Accumulation Units For Purchase Payments Received .........          --            --            --            --
   Decrease For Surrendered Contracts ........................          --            --            --            --
   Increase (Decrease) For Transfers - From (To) Other
      Divisions Or The AIGA General Account, Net .............          --            --            --            --
                                                               -----------   -----------   -----------   -----------
   Increase (Decrease) In Units Outstanding ..................          --            --            --            --
   Accumulation Units At Beginning Of Period .................          --            --            --            --
                                                               -----------   -----------   -----------   -----------
   Accumulation Units At End Of Period .......................          --            --            --            --
                                                               ===========   ===========   ===========   ===========
Contracts with Mortality and Expense Risk Charge of 1.45%
   Accumulation Units For Purchase Payments Received .........          --            --            --            --
   Decrease For Surrendered Contracts ........................          --            --            --            --
   Increase (Decrease) For Transfers - From (To) Other
      Divisions Or The AIGA General Account, Net .............          --            --            --            --
                                                               -----------   -----------   -----------   -----------
   Increase (Decrease) In Units Outstanding ..................          --            --            --            --
   Accumulation Units At Beginning Of Period .................          --            --            --            --
                                                               -----------   -----------   -----------   -----------
   Accumulation Units At End Of Period .......................          --            --            --            --
                                                               ===========   ===========   ===========   ===========
Contracts with Mortality and Expense Risk Charge of 1.50%
   Accumulation Units For Purchase Payments Received .........          --            --            --            --
   Decrease For Surrendered Contracts ........................          --            --            --            --
   Increase (Decrease) For Transfers - From (To) Other
      Divisions Or The AIGA General Account, Net .............          --            --            --            --
                                                               -----------   -----------   -----------   -----------
   Increase (Decrease) In Units Outstanding ..................          --            --            --            --
   Accumulation Units At Beginning Of Period .................          --            --            --            --
                                                               -----------   -----------   -----------   -----------
   Accumulation Units At End Of Period .......................          --            --            --            --
                                                               ===========   ===========   ===========   ===========

   The accompanying notes are an integral part of these financial statements.

                            A. G. Separate Account A
                                       of
                          AIG Annuity Insurance Company

                 Statements of Changes in Net Assets (Continued)

                                                                       Van Kampen
                                                                          LIT                       Franklin
                                                                     Capital Growth           Small-Mid Cap Growth
                                                                          Fund                     Securities
                                                                   Division 22 and 136            Division 23
                                                               --------------------------  --------------------------
                                                                 For The        For The      For The       For The
                                                                Year Ended    Year Ended    Year Ended    Year Ended
                                                               December 31,  December 31,  December 31,  December 31,
                                                                   2008          2007          2008          2007
                                                               ------------  ------------  ------------  ------------
Operations:
   Net Investment Income (Loss) .............................. $   (75,401)  $  (197,487)  $   (12,649)  $   (25,284)
   Net Realized Gains (Losses) From Securities Transactions ..    (350,816)     (556,609)      302,383       446,019
   Net Change in Unrealized Appreciation (Depreciation)
      During The Period ......................................  (5,427,097)    3,023,802      (824,864)     (183,685)
                                                               -----------   -----------   -----------   -----------
Increase (Decrease) In Net Assets From Operations ............  (5,853,314)    2,269,706      (535,130)      237,050
                                                               -----------   -----------   -----------   -----------
Principal Transactions:
   Purchase Payments .........................................      51,806        57,726         5,161         5,785
   Surrenders Of Accumulation Units By Terminations And
      Withdrawals ............................................  (2,963,941)   (5,276,189)     (707,952)   (1,068,181)
   Contract Maintenance Charge ...............................      (4,695)       (5,196)           --            --
   Amounts Transferred From (To) Other Divisions Or
      The AIGA General Account, Net ..........................    (299,692)     (257,230)      (33,009)       (8,268)
                                                               -----------   -----------   -----------   -----------
   Increase (Decrease) In Net Assets Resulting From
      Principal Transactions .................................  (3,216,522)   (5,480,889)     (735,800)   (1,070,664)
                                                               -----------   -----------   -----------   -----------
Total Increase (Decrease) In Net Assets ......................  (9,069,836)   (3,211,183)   (1,270,930)     (833,614)
Net Assets:
Beginning Of Period ..........................................  14,080,736    17,291,919     1,752,435     2,586,049
                                                               -----------   -----------   -----------   -----------
End Of Period ................................................ $ 5,010,900   $14,080,736   $   481,505   $ 1,752,435
                                                               ===========   ===========   ===========   ===========
Changes in Units Outstanding
Contracts with Mortality and Expense Risk Charge of 1.15%
   Accumulation Units For Purchase Payments Received .........         708           666           468           437
   Decrease For Surrendered Contracts ........................    (203,178)     (293,828)      (65,765)      (82,280)
   Increase (Decrease) For Transfers - From (To) Other
      Divisions Or The AIGA General Account, Net .............     (20,099)      (15,725)       (3,102)         (587)
                                                               -----------   -----------   -----------   -----------
   Increase (Decrease) In Units Outstanding ..................    (222,569)     (308,887)      (68,399)      (82,430)
   Accumulation Units At Beginning Of Period .................     547,980       856,867       132,399       214,829
                                                               -----------   -----------   -----------   -----------
   Accumulation Units At End Of Period .......................     325,411       547,980        64,000       132,399
                                                               ===========   ===========   ===========   ===========
Contracts with Mortality and Expense Risk Charge of 1.40%
   Accumulation Units For Purchase Payments Received .........       1,775         2,089            --            --
   Decrease For Surrendered Contracts ........................     (56,084)      (91,598)           --            --
   Increase (Decrease) For Transfers - From (To) Other
      Divisions Or The AIGA General Account, Net .............      (7,389)       (2,863)           --            --
                                                               -----------   -----------   -----------   -----------
   Increase (Decrease) In Units Outstanding ..................     (61,698)      (92,372)           --            --
   Accumulation Units At Beginning Of Period .................     296,683       389,055            --            --
                                                               -----------   -----------   -----------   -----------
   Accumulation Units At End Of Period .......................     234,985       296,683            --            --
                                                               ===========   ===========   ===========   ===========
Contracts with Mortality and Expense Risk Charge of 1.45%
   Accumulation Units For Purchase Payments Received .........       2,090            (8)           --            --
   Decrease For Surrendered Contracts ........................      (4,306)       (2,408)           --            --
   Increase (Decrease) For Transfers - From (To) Other
      Divisions Or The AIGA General Account, Net .............         195           171            --            --
                                                               -----------   -----------   -----------   -----------
   Increase (Decrease) In Units Outstanding ..................      (2,021)       (2,245)           --            --
   Accumulation Units At Beginning Of Period .................      21,913        24,158            --            --
                                                               -----------   -----------   -----------   -----------
   Accumulation Units At End Of Period .......................      19,892        21,913            --            --
                                                               ===========   ===========   ===========   ===========
Contracts with Mortality and Expense Risk Charge of 1.50%
   Accumulation Units For Purchase Payments Received .........          68            50            --            --
   Decrease For Surrendered Contracts ........................      (4,944)       (7,148)           --            --
   Increase (Decrease) For Transfers - From (To) Other
      Divisions Or The AIGA General Account, Net .............      (1,363)       (2,192)           --            --
                                                               -----------   -----------   -----------   -----------
   Increase (Decrease) In Units Outstanding ..................      (6,239)       (9,290)           --            --
   Accumulation Units At Beginning Of Period .................      21,881        31,171            --            --
                                                               -----------   -----------   -----------   -----------
   Accumulation Units At End Of Period .......................      15,642        21,881            --            --
                                                               ===========   ===========   ===========   ===========

   The accompanying notes are an integral part of these financial statements.

                            A. G. Separate Account A
                                       of
                          AIG Annuity Insurance Company

                 Statements of Changes in Net Assets (Continued)

                                                                        Templeton
                                                                        Developing                Oppenheimer
                                                                    Markets Securities            High Income
                                                                           Fund                    Fund /VA
                                                                   Division 24 and 115         Division 25 and 114
                                                               --------------------------  --------------------------
                                                                 For The        For The      For The       For The
                                                                Year Ended    Year Ended    Year Ended    Year Ended
                                                               December 31,  December 31,  December 31,  December 31,
                                                                   2008          2007          2008          2007
                                                               ------------  ------------  ------------  ------------
Operations:
   Net Investment Income (Loss) .............................. $   180,202   $    31,212   $   326,464   $   631,985
   Net Realized Gains (Losses) From Securities Transactions ..     469,630     1,286,248    (1,031,781)      305,775
   Net Change in Unrealized Appreciation (Depreciation)
      During The Period ......................................  (1,861,215)     (598,556)   (3,132,931)     (990,352)
                                                               -----------   -----------   -----------   -----------
Increase (Decrease) In Net Assets From Operations ............  (1,211,383)      718,904    (3,838,248)      (52,592)
                                                               -----------   -----------   -----------   -----------
Principal Transactions:
   Purchase Payments .........................................       3,577         7,540         6,754        11,701
   Surrenders Of Accumulation Units By Terminations And
      Withdrawals ............................................    (554,351)   (1,333,734)   (1,969,247)   (4,200,758)
   Contract Maintenance Charge ...............................        (512)         (573)         (642)         (890)
   Amounts Transferred From (To) Other Divisions Or
      The AIGA General Account, Net ..........................      (5,876)      (23,039)     (269,809)      (68,761)
                                                               -----------   -----------   -----------   -----------
   Increase (Decrease) In Net Assets Resulting From
      Principal Transactions .................................    (557,162)   (1,349,806)   (2,232,944)   (4,258,708)
                                                               -----------   -----------   -----------   -----------
Total Increase (Decrease) In Net Assets ......................  (1,768,545)     (630,902)   (6,071,192)   (4,311,300)
Net Assets:
Beginning Of Period ..........................................   2,698,085     3,328,987     6,912,798    11,224,098
                                                               -----------   -----------   -----------   -----------
End Of Period ................................................ $   929,540   $ 2,698,085   $   841,606   $ 6,912,798
                                                               ===========   ===========   ===========   ===========
Changes in Units Outstanding
Contracts with Mortality and Expense Risk Charge of 1.15%
   Accumulation Units For Purchase Payments Received .........          --            58           373           284
   Decrease For Surrendered Contracts ........................     (15,982)      (29,019)     (137,347)     (264,116)
   Increase (Decrease) For Transfers - From (To) Other
      Divisions Or The AIGA General Account, Net .............        (158)         (567)      (15,070)       (6,409)
                                                               -----------   -----------   -----------   -----------
   Increase (Decrease) In Units Outstanding ..................     (16,140)      (29,528)     (152,044)     (270,241)
   Accumulation Units At Beginning Of Period .................      54,044        83,572       379,803       650,044
                                                               -----------   -----------   -----------   -----------
   Accumulation Units At End Of Period .......................      37,904        54,044       227,759       379,803
                                                               ===========   ===========   ===========   ===========
Contracts with Mortality and Expense Risk Charge of 1.40%
   Accumulation Units For Purchase Payments Received .........         240            72           320           491
   Decrease For Surrendered Contracts ........................      (6,109)      (17,135)      (49,906)      (35,877)
   Increase (Decrease) For Transfers - From (To) Other
      Divisions Or The AIGA General Account, Net .............         (42)         (462)       (7,012)        1,071
                                                               -----------   -----------   -----------   -----------
   Increase (Decrease) In Units Outstanding ..................      (5,911)      (17,525)      (56,598)      (34,315)
   Accumulation Units At Beginning Of Period .................      29,148        46,673       111,417       145,732
                                                               -----------   -----------   -----------   -----------
   Accumulation Units At End Of Period .......................      23,237        29,148        54,819       111,417
                                                               ===========   ===========   ===========   ===========
Contracts with Mortality and Expense Risk Charge of 1.45%
   Accumulation Units For Purchase Payments Received .........          (1)           (1)           (3)           (5)
   Decrease For Surrendered Contracts ........................      (1,049)         (640)       (1,828)       (1,543)
   Increase (Decrease) For Transfers - From (To) Other
      Divisions Or The AIGA General Account, Net .............          --           (53)       (1,233)          197
                                                               -----------   -----------   -----------   -----------
   Increase (Decrease) In Units Outstanding ..................      (1,050)         (694)       (3,064)       (1,351)
   Accumulation Units At Beginning Of Period .................       2,650         3,344         5,974         7,325
                                                               -----------   -----------   -----------   -----------
   Accumulation Units At End Of Period .......................       1,600         2,650         2,910         5,974
                                                               ===========   ===========   ===========   ===========
Contracts with Mortality and Expense Risk Charge of 1.50%
   Accumulation Units For Purchase Payments Received .........          (4)           14           (10)          (10)
   Decrease For Surrendered Contracts ........................      (3,220)       (4,700)       (6,613)      (10,480)
   Increase (Decrease) For Transfers - From (To) Other
      Divisions Or The AIGA General Account, Net .............        (172)         (219)       (2,985)           30
                                                               -----------   -----------   -----------   -----------
   Increase (Decrease) In Units Outstanding ..................      (3,396)       (4,905)       (9,608)      (10,460)
   Accumulation Units At Beginning Of Period .................       6,867        11,772        27,441        37,901
                                                               -----------   -----------   -----------   -----------
   Accumulation Units At End Of Period .......................       3,471         6,867        17,833        27,441
                                                               ===========   ===========   ===========   ===========

   The accompanying notes are an integral part of these financial statements.

                            A. G. Separate Account A
                                       of
                          AIG Annuity Insurance Company

                 Statements of Changes in Net Assets (Continued)

                                                                                                   Van Kampen
                                                                  AIG Retirement Co. I                 LIT
                                                                     Money Market I                Enterprise
                                                                       Portfolio                    Portfolio
                                                                  Division 26 and 132              Division 27
                                                               --------------------------  --------------------------
                                                                 For The        For The      For The       For The
                                                                Year Ended    Year Ended    Year Ended    Year Ended
                                                               December 31,  December 31,  December 31,  December 31,
                                                                   2008          2007          2008          2007
                                                               ------------  ------------  ------------  ------------
Operations:
   Net Investment Income (Loss) .............................. $    20,122   $    91,668    $      54     $   (7,279)
   Net Realized Gains (Losses) From Securities Transactions ..          --            --       62,990         82,632
   Net Change in Unrealized Appreciation (Depreciation)
      During The Period ......................................          (4)           --     (360,806)        41,258
                                                               -----------   -----------    ---------     ----------
Increase (Decrease) In Net Assets From Operations ............      20,118        91,668     (297,762)       116,611
                                                               -----------   -----------    ---------     ----------
Principal Transactions:
   Purchase Payments .........................................      30,271        26,799          459            245
   Surrenders Of Accumulation Units By Terminations And
      Withdrawals ............................................  (3,304,499)   (2,266,716)    (275,769)      (462,743)
   Contract Maintenance Charge ...............................        (974)         (994)          --             --
   Amounts Transferred From (To) Other Divisions Or
      The AIGA General Account, Net ..........................   2,143,537     1,661,788         (702)       (62,650)
                                                               -----------   -----------    ---------     ----------
   Increase (Decrease) In Net Assets Resulting From
      Principal Transactions .................................  (1,131,665)     (579,123)    (276,012)      (525,148)
                                                               -----------   -----------    ---------     ----------
Total Increase (Decrease) In Net Assets ......................  (1,111,547)     (487,455)    (573,774)      (408,537)
Net Assets:
Beginning Of Period ..........................................   2,534,927     3,022,382      867,416      1,275,953
                                                               -----------   -----------    ---------     ----------
End Of Period ................................................ $ 1,423,380   $ 2,534,927    $ 293,642     $  867,416
                                                               ===========   ===========    =========     ==========
Changes in Units Outstanding
Contracts with Mortality and Expense Risk Charge of 1.15%
   Accumulation Units For Purchase Payments Received .........          --            --           60             --
   Decrease For Surrendered Contracts ........................    (174,761)     (152,842)     (38,300)       (53,524)
   Increase (Decrease) For Transfers - From (To) Other
      Divisions Or The AIGA General Account, Net .............     138,884       111,631          (91)        (7,696)
                                                               -----------   -----------    ---------     ----------
   Increase (Decrease) In Units Outstanding ..................     (35,877)      (41,211)     (38,331)       (61,220)
   Accumulation Units At Beginning Of Period .................      54,665        95,876       95,902        157,122
                                                               -----------   -----------    ---------     ----------
   Accumulation Units At End Of Period .......................      18,788        54,665       57,571         95,902
                                                               ===========   ===========    =========     ==========
Contracts with Mortality and Expense Risk Charge of 1.40%
   Accumulation Units For Purchase Payments Received .........       2,143         1,925           --             --
   Decrease For Surrendered Contracts ........................     (66,674)      (33,345)          --             --
   Increase (Decrease) For Transfers - From (To) Other
      Divisions Or The AIGA General Account, Net .............      24,830        26,638           --             --
                                                               -----------   -----------    ---------     ----------
   Increase (Decrease) In Units Outstanding ..................     (39,701)       (4,782)          --             --
   Accumulation Units At Beginning Of Period .................     109,597       114,379           --             --
                                                               -----------   -----------    ---------     ----------
   Accumulation Units At End Of Period .......................      69,896       109,597           --             --
                                                               ===========   ===========    =========     ==========
Contracts with Mortality and Expense Risk Charge of 1.45%
   Accumulation Units For Purchase Payments Received .........          --            (4)          --             --
   Decrease For Surrendered Contracts ........................      (3,967)       (2,516)          --             --
   Increase (Decrease) For Transfers - From (To) Other
      Divisions Or The AIGA General Account, Net .............       1,889         1,103           --             --
                                                               -----------   -----------    ---------     ----------
   Increase (Decrease) In Units Outstanding ..................      (2,078)       (1,417)          --             --
   Accumulation Units At Beginning Of Period .................       9,118        10,535           --             --
                                                               -----------   -----------    ---------     ----------
   Accumulation Units At End Of Period .......................       7,040         9,118           --             --
                                                               ===========   ===========    =========     ==========
Contracts with Mortality and Expense Risk Charge of 1.50%
   Accumulation Units For Purchase Payments Received .........          51            53           --             --
   Decrease For Surrendered Contracts ........................     (24,982)       (2,844)          --             --
   Increase (Decrease) For Transfers - From (To) Other
      Divisions Or The AIGA General Account, Net .............      12,347         1,032           --             --
                                                               -----------   -----------    ---------     ----------
   Increase (Decrease) In Units Outstanding ..................     (12,584)       (1,759)          --             --
   Accumulation Units At Beginning Of Period .................      27,323        29,082           --             --
                                                               -----------   -----------    ---------     ----------
   Accumulation Units At End Of Period .......................      14,739        27,323           --             --
                                                               ===========   ===========    =========     ==========

   The accompanying notes are an integral part of these financial statements.

                            A. G. Separate Account A
                                       of
                          AIG Annuity Insurance Company

                 Statements of Changes in Net Assets (Continued)

                                                                        Putnam VT                   AIM V.I.
                                                                      Global Equity                Core Equity
                                                                           Fund                       Fund
                                                                   Division 29 and 149             Division 30
                                                               --------------------------  --------------------------
                                                                 For The        For The      For The       For The
                                                                Year Ended    Year Ended    Year Ended    Year Ended
                                                               December 31,  December 31,  December 31,  December 31,
                                                                   2008          2007          2008          2007
                                                               ------------  ------------  ------------  ------------
Operations:
   Net Investment Income (Loss) ..............................  $   5,857     $   4,137    $    57,429   $   (45,638)
   Net Realized Gains (Losses) From Securities Transactions ..     91,151        63,652        151,397     1,082,081
   Net Change in Unrealized Appreciation (Depreciation)
      During The Period ......................................   (260,923)      (17,055)    (3,599,285)      340,080
                                                                ---------     ---------    -----------   -----------
Increase (Decrease) In Net Assets From Operations ............   (163,915)       50,734     (3,390,459)    1,376,523
                                                                ---------     ---------    -----------   -----------
Principal Transactions:
   Purchase Payments .........................................      1,479          (575)         4,780        14,778
   Surrenders Of Accumulation Units By Terminations And
      Withdrawals ............................................   (296,718)     (130,640)    (4,807,254)   (7,614,244)
   Contract Maintenance Charge ...............................       (122)         (155)            --            --
   Amounts Transferred From (To) Other Divisions Or
      The AIGA General Account, Net ..........................      9,496        20,699       (588,858)     (334,959)
                                                                ---------     ---------    -----------   -----------
   Increase (Decrease) In Net Assets Resulting From
      Principal Transactions .................................   (285,865)     (110,671)    (5,391,332)   (7,934,425)
                                                                ---------     ---------    -----------   -----------
Total Increase (Decrease) In Net Assets ......................   (449,780)      (59,937)    (8,781,791)   (6,557,902)
Net Assets:
Beginning Of Period ..........................................    578,638       638,575     14,824,344    21,382,246
                                                                ---------     ---------    -----------   -----------
End Of Period ................................................  $ 128,858     $ 578,638    $ 6,042,553   $14,824,344
                                                                =========     =========    ===========   ===========
Changes in Units Outstanding
Contracts with Mortality and Expense Risk Charge of 1.15%
   Accumulation Units For Purchase Payments Received .........         --            --            485         1,271
   Decrease For Surrendered Contracts ........................     (3,568)       (3,442)      (464,039)     (662,364)
   Increase (Decrease) For Transfers - From (To) Other
      Divisions Or The AIGA General Account, Net .............         86         2,605        (58,895)      (29,285)
                                                                ---------     ---------    -----------   -----------
   Increase (Decrease) In Units Outstanding ..................     (3,482)         (837)      (522,449)     (690,378)
   Accumulation Units At Beginning Of Period .................      9,350        10,187      1,275,132     1,965,510
                                                                ---------     ---------    -----------   -----------
   Accumulation Units At End Of Period .......................      5,868         9,350        752,683     1,275,132
                                                                =========     =========    ===========   ===========
Contracts with Mortality and Expense Risk Charge of 1.40%
   Accumulation Units For Purchase Payments Received .........        150            31             --            --
   Decrease For Surrendered Contracts ........................    (17,931)       (6,715)            --            --
   Increase (Decrease) For Transfers - From (To) Other
      Divisions Or The AIGA General Account, Net .............        485          (664)            --            --
                                                                ---------     ---------    -----------   -----------
   Increase (Decrease) In Units Outstanding ..................    (17,296)       (7,348)            --            --
   Accumulation Units At Beginning Of Period .................     26,820        34,168             --            --
                                                                ---------     ---------    -----------   -----------
   Accumulation Units At End Of Period .......................      9,524        26,820             --            --
                                                                =========     =========    ===========   ===========
Contracts with Mortality and Expense Risk Charge of 1.45%
   Accumulation Units For Purchase Payments Received .........         (1)           --             --            --
   Decrease For Surrendered Contracts ........................     (3,125)           --             --            --
   Increase (Decrease) For Transfers - From (To) Other
      Divisions Or The AIGA General Account, Net .............         45           (57)            --            --
                                                                ---------     ---------    -----------   -----------
   Increase (Decrease) In Units Outstanding ..................     (3,081)          (57)            --            --
   Accumulation Units At Beginning Of Period .................      3,905         3,962             --            --
                                                                ---------     ---------    -----------   -----------
   Accumulation Units At End Of Period .......................        824         3,905             --            --
                                                                =========     =========    ===========   ===========
Contracts with Mortality and Expense Risk Charge of 1.50%
   Accumulation Units For Purchase Payments Received .........         31            18             --            --
   Decrease For Surrendered Contracts ........................    (10,885)       (2,178)            --            --
   Increase (Decrease) For Transfers - From (To) Other
      Divisions Or The AIGA General Account, Net .............        460          (565)            --            --
                                                                ---------     ---------    -----------   -----------
   Increase (Decrease) In Units Outstanding ..................    (10,394)       (2,725)            --            --
   Accumulation Units At Beginning Of Period .................     17,077        19,802             --            --
                                                                ---------     ---------    -----------   -----------
   Accumulation Units At End Of Period .......................      6,683        17,077             --            --
                                                                =========     =========    ===========   ===========

   The accompanying notes are an integral part of these financial statements.

                            A. G. Separate Account A
                                       of
                          AIG Annuity Insurance Company

                 Statements of Changes in Net Assets (Continued)

                                                                      Oppenheimer                  Oppenheimer
                                                                      Main Street             Capital Appreciation
                                                                          Fund                        Fund
                                                                      Division 111                Division 112
                                                               --------------------------  --------------------------
                                                                 For The        For The      For The       For The
                                                                Year Ended    Year Ended    Year Ended    Year Ended
                                                               December 31,  December 31,  December 31,  December 31,
                                                                   2008          2007          2008          2007
                                                               ------------  ------------  ------------  ------------
Operations:
   Net Investment Income (Loss) .............................. $    14,075   $   (40,276)  $   (60,503)  $   (86,277)
   Net Realized Gains (Losses) From Securities Transactions ..     559,878       847,876       123,405       300,969
   Net Change in Unrealized Appreciation (Depreciation)
      During The Period ......................................  (3,537,211)     (416,107)   (2,660,302)      649,959
                                                               -----------   -----------   -----------   -----------
Increase (Decrease) In Net Assets From Operations ............  (2,963,258)      391,493    (2,597,400)      864,651
                                                               -----------   -----------   -----------   -----------
Principal Transactions:
   Purchase Payments .........................................      96,344       102,679        60,036        43,049
   Surrenders Of Accumulation Units By Terminations And
      Withdrawals ............................................  (1,808,606)   (3,418,699)   (1,275,747)   (1,602,533)
   Contract Maintenance Charge ...............................      (4,858)       (5,686)       (3,510)       (4,027)
   Amounts Transferred From (To) Other Divisions Or
      The AIGA General Account, Net ..........................    (314,209)       11,350      (251,783)     (123,587)
                                                               -----------   -----------   -----------   -----------
   Increase (Decrease) In Net Assets Resulting From
      Principal Transactions .................................  (2,031,329)   (3,310,356)   (1,471,004)   (1,687,098)
                                                               -----------   -----------   -----------   -----------
Total Increase (Decrease) In Net Assets ......................  (4,994,587)   (2,918,863)   (4,068,404)     (822,447)
Net Assets:
Beginning Of Period ..........................................   8,800,275    11,719,138     6,656,701     7,479,148
                                                               -----------   -----------   -----------   -----------
End Of Period ................................................ $ 3,805,688   $ 8,800,275   $ 2,588,297   $ 6,656,701
                                                               ===========   ===========   ===========   ===========
Changes in Units Outstanding
Contracts with Mortality and Expense Risk Charge of 1.15%
   Accumulation Units For Purchase Payments Received .........          --            --            --            --
   Decrease For Surrendered Contracts ........................          --            --            --            --
   Increase (Decrease) For Transfers - From (To) Other
      Divisions Or The AIGA General Account, Net .............          --            --            --            --
                                                               -----------   -----------   -----------   -----------
   Increase (Decrease) In Units Outstanding ..................          --            --            --            --
   Accumulation Units At Beginning Of Period .................          --            --            --            --
                                                               -----------   -----------   -----------   -----------
   Accumulation Units At End Of Period .......................          --            --            --            --
                                                               ===========   ===========   ===========   ===========
Contracts with Mortality and Expense Risk Charge of 1.40%
   Accumulation Units For Purchase Payments Received .........       6,673         7,029         3,796         2,942
   Decrease For Surrendered Contracts ........................    (138,604)     (219,512)      (69,018)      (94,012)
   Increase (Decrease) For Transfers - From (To) Other
      Divisions Or The AIGA General Account, Net .............     (20,279)          982       (17,871)       (6,333)
                                                               -----------   -----------   -----------   -----------
   Increase (Decrease) In Units Outstanding ..................    (152,210)     (211,501)      (83,093)      (97,403)
   Accumulation Units At Beginning Of Period .................     508,846       720,347       338,729       436,132
                                                               -----------   -----------   -----------   -----------
   Accumulation Units At End Of Period .......................     356,636       508,846       255,636       338,729
                                                               ===========   ===========   ===========   ===========
Contracts with Mortality and Expense Risk Charge of 1.45%
   Accumulation Units For Purchase Payments Received .........          (9)           (7)           39            31
   Decrease For Surrendered Contracts ........................      (3,278)       (8,038)       (9,001)       (3,718)
   Increase (Decrease) For Transfers - From (To) Other
      Divisions Or The AIGA General Account, Net .............        (158)          143           850          (199)
                                                               -----------   -----------   -----------   -----------
   Increase (Decrease) In Units Outstanding ..................      (3,445)       (7,902)       (8,112)       (3,886)
   Accumulation Units At Beginning Of Period .................      19,721        27,623        26,337        30,223
                                                               -----------   -----------   -----------   -----------
   Accumulation Units At End Of Period .......................      16,276        19,721        18,225        26,337
                                                               ===========   ===========   ===========   ===========
Contracts with Mortality and Expense Risk Charge of 1.50%
   Accumulation Units For Purchase Payments Received .........       2,221            72           952            61
   Decrease For Surrendered Contracts ........................     (31,151)      (29,607)      (27,607)      (13,184)
   Increase (Decrease) For Transfers - From (To) Other
      Divisions Or The AIGA General Account, Net .............      (9,763)         (214)       (2,745)         (920)
                                                               -----------   -----------   -----------   -----------
   Increase (Decrease) In Units Outstanding ..................     (38,693)      (29,749)      (29,400)      (14,043)
   Accumulation Units At Beginning Of Period .................     149,719       179,468        72,003        86,046
                                                               -----------   -----------   -----------   -----------
   Accumulation Units At End Of Period .......................     111,026       149,719        42,603        72,003
                                                               ===========   ===========   ===========   ===========

   The accompanying notes are an integral part of these financial statements.

                            A. G. Separate Account A
                                       of
                          AIG Annuity Insurance Company

                 Statements of Changes in Net Assets (Continued)

                                                                                                    Templeton
                                                                       Oppenheimer                   Foreign
                                                                  Main Street Small Cap            Securities
                                                                           Fund                       Fund
                                                                      Division 113                Division 116
                                                               --------------------------  --------------------------
                                                                 For The        For The      For The       For The
                                                                Year Ended    Year Ended    Year Ended    Year Ended
                                                               December 31,  December 31,  December 31,  December 31,
                                                                   2008          2007          2008          2007
                                                               --------------------------  --------------------------
Operations:
   Net Investment Income (Loss) ..............................  $   (16,761)  $   (39,454)  $    14,548   $     8,841
   Net Realized Gains (Losses) From Securities Transactions ..      415,331       784,945       247,182       400,448
   Net Change in Unrealized Appreciation (Depreciation)
      During The Period ......................................   (1,236,234)     (783,953)     (800,788)     (176,321)
                                                                -----------   -----------   -----------   -----------
Increase (Decrease) In Net Assets From Operations ............     (837,664)      (38,462)     (539,058)      232,968
                                                                -----------   -----------   -----------   -----------
Principal Transactions:
   Purchase Payments .........................................       12,795         6,054        10,357         2,358
   Surrenders Of Accumulation Units By Terminations And
      Withdrawals ............................................     (800,761)   (1,159,959)     (479,317)     (653,779)
   Contract Maintenance Charge ...............................       (1,343)       (1,565)         (587)         (664)
   Amounts Transferred From (To) Other Divisions Or
      The AIGA General Account, Net ..........................      (78,717)      (21,055)     (108,274)       29,372
                                                                -----------   -----------   -----------   -----------
   Increase (Decrease) In Net Assets Resulting From
      Principal Transactions .................................     (868,026)   (1,176,525)     (577,821)     (622,713)
                                                                -----------   -----------   -----------   -----------
Total Increase (Decrease) In Net Assets ......................   (1,705,690)   (1,214,987)   (1,116,879)     (389,745)
Net Assets:
Beginning Of Period ..........................................    2,809,555     4,024,542     1,651,948     2,041,693
                                                                -----------   -----------   -----------   -----------
End Of Period ................................................  $ 1,103,865   $ 2,809,555   $   535,069   $ 1,651,948
                                                                ===========   ===========   ===========   ===========
Changes in Units Outstanding
Contracts with Mortality and Expense Risk Charge of 1.15%
   Accumulation Units For Purchase Payments Received .........           --            --            --            --
   Decrease For Surrendered Contracts ........................           --            --            --            --
   Increase (Decrease) For Transfers - From (To) Other
      Divisions Or The AIGA General Account, Net .............           --            --            --            --
                                                                -----------   -----------   -----------   -----------
   Increase (Decrease) In Units Outstanding ..................           --            --            --            --
   Accumulation Units At Beginning Of Period .................           --            --            --            --
                                                                -----------   -----------   -----------   -----------
   Accumulation Units At End Of Period .......................           --            --            --            --
                                                                ===========   ===========   ===========   ===========
Contracts with Mortality and Expense Risk Charge of 1.40%
   Accumulation Units For Purchase Payments Received .........          502           297           705           294
   Decrease For Surrendered Contracts ........................      (36,784)      (40,638)      (29,669)      (32,614)
   Increase (Decrease) For Transfers - From (To) Other
      Divisions Or The AIGA General Account, Net .............       (4,407)       (1,912)       (4,608)        1,803
                                                                -----------   -----------   -----------   -----------
   Increase (Decrease) In Units Outstanding ..................      (40,689)      (42,253)      (33,572)      (30,517)
   Accumulation Units At Beginning Of Period .................      104,824       147,077        73,922       104,439
                                                                -----------   -----------   -----------   -----------
   Accumulation Units At End Of Period .......................       64,135       104,824        40,350        73,922
                                                                ===========   ===========   ===========   ===========
Contracts with Mortality and Expense Risk Charge of 1.45%
   Accumulation Units For Purchase Payments Received .........           97            84            --            --
   Decrease For Surrendered Contracts ........................         (242)       (2,118)          (39)         (142)
   Increase (Decrease) For Transfers - From (To) Other
      Divisions Or The AIGA General Account, Net .............           31           521           (13)          (84)
                                                                -----------   -----------   -----------   -----------
   Increase (Decrease) In Units Outstanding ..................         (114)       (1,513)          (52)         (226)
   Accumulation Units At Beginning Of Period .................        5,253         6,766         1,446         1,672
                                                                -----------   -----------   -----------   -----------
   Accumulation Units At End Of Period .......................        5,139         5,253         1,394         1,446
                                                                ===========   ===========   ===========   ===========
Contracts with Mortality and Expense Risk Charge of 1.50%
   Accumulation Units For Purchase Payments Received .........          101           127            (8)           (9)
   Decrease For Surrendered Contracts ........................       (7,503)      (10,273)       (5,481)       (7,467)
   Increase (Decrease) For Transfers - From (To) Other
      Divisions Or The AIGA General Account, Net .............         (132)          583        (3,021)          209
                                                                -----------   -----------   -----------   -----------
   Increase (Decrease) In Units Outstanding ..................       (7,534)       (9,563)       (8,510)       (7,267)
   Accumulation Units At Beginning Of Period .................       25,046        34,609        18,124        25,391
                                                                -----------   -----------   -----------   -----------
   Accumulation Units At End Of Period .......................       17,512        25,046         9,614        18,124
                                                                ===========   ===========   ===========   ===========

   The accompanying notes are an integral part of these financial statements.

                            A. G. Separate Account A
                                       of
                          AIG Annuity Insurance Company

                 Statements of Changes in Net Assets (Continued)

                                                                     AIM V.I. Capital         AIM V.I. Diversified
                                                                       Appreciation                  Income
                                                                           Fund                       Fund
                                                                      Division 117                Division 118
                                                               --------------------------  --------------------------
                                                                 For The        For The      For The       For The
                                                                Year Ended    Year Ended    Year Ended    Year Ended
                                                               December 31,  December 31,  December 31,  December 31,
                                                                   2008          2007          2008          2007
                                                               ------------------------------------------------------
Operations:
   Net Investment Income (Loss) ..............................  $   (33,345)  $   (53,443)  $    58,528   $    85,459
   Net Realized Gains (Losses) From Securities Transactions ..        4,691        45,984      (137,237)      (65,168)
   Net Change in Unrealized Appreciation (Depreciation)
      During The Period ......................................   (1,210,809)      385,995      (113,310)       (7,978)
                                                                -----------   -----------   -----------   -----------
Increase (Decrease) In Net Assets From Operations ............   (1,239,463)      378,536      (192,019)       12,313
                                                                -----------   -----------   -----------   -----------
Principal Transactions:
   Purchase Payments .........................................       21,319        14,299         3,991         1,014
   Surrenders Of Accumulation Units By Terminations And
      Withdrawals ............................................     (721,254)   (1,073,633)     (461,774)     (957,939)
   Contract Maintenance Charge ...............................       (2,071)       (2,331)         (654)         (682)
   Amounts Transferred From (To) Other Divisions Or
      The AIGA General Account, Net ..........................          689        (5,050)     (106,870)       53,647
                                                                -----------   -----------   -----------   -----------
   Increase (Decrease) In Net Assets Resulting From
      Principal Transactions .................................     (701,317)   (1,066,715)     (565,307)     (903,960)
                                                                -----------   -----------   -----------   -----------
Total Increase (Decrease) In Net Assets ......................   (1,940,780)     (688,179)     (757,326)     (891,647)
Net Assets:
Beginning Of Period ..........................................    3,313,716     4,001,895     1,459,025     2,350,672
                                                                -----------   -----------   -----------   -----------
End Of Period ................................................  $ 1,372,936   $ 3,313,716   $   701,699   $ 1,459,025
                                                                ===========   ===========   ===========   ===========
Changes in Units Outstanding
Contracts with Mortality and Expense Risk Charge of 1.15%
   Accumulation Units For Purchase Payments Received .........           --            --            --            --
   Decrease For Surrendered Contracts ........................           --            --            --            --
   Increase (Decrease) For Transfers - From (To) Other
      Divisions Or The AIGA General Account, Net .............           --            --            --            --
                                                                -----------   -----------   -----------   -----------
   Increase (Decrease) In Units Outstanding ..................           --            --            --            --
   Accumulation Units At Beginning Of Period .................           --            --            --            --
                                                                -----------   -----------   -----------   -----------
   Accumulation Units At End Of Period .......................           --            --            --            --
                                                                ===========   ===========   ===========   ===========
Contracts with Mortality and Expense Risk Charge of 1.40%
   Accumulation Units For Purchase Payments Received .........        1,997         1,013           390            64
   Decrease For Surrendered Contracts ........................      (51,689)      (73,864)      (28,836)      (74,238)
   Increase (Decrease) For Transfers - From (To) Other
      Divisions Or The AIGA General Account, Net .............        1,482          (172)       (6,302)        3,983
                                                                -----------   -----------   -----------   -----------
   Increase (Decrease) In Units Outstanding ..................      (48,210)      (73,023)      (34,748)      (70,191)
   Accumulation Units At Beginning Of Period .................      183,387       256,410        85,971       156,162
                                                                -----------   -----------   -----------   -----------
   Accumulation Units At End Of Period .......................      135,177       183,387        51,223        85,971
                                                                ===========   ===========   ===========   ===========
Contracts with Mortality and Expense Risk Charge of 1.45%
   Accumulation Units For Purchase Payments Received .........           57            55            (3)           (5)
   Decrease For Surrendered Contracts ........................       (1,916)       (2,035)       (1,073)       (1,422)
   Increase (Decrease) For Transfers - From (To) Other
      Divisions Or The AIGA General Account, Net .............         (160)            1           (93)           13
                                                                -----------   -----------   -----------   -----------
   Increase (Decrease) In Units Outstanding ..................       (2,019)       (1,979)       (1,169)       (1,414)
   Accumulation Units At Beginning Of Period .................       13,237        15,216         2,835         4,249
                                                                -----------   -----------   -----------   -----------
   Accumulation Units At End Of Period .......................       11,218        13,237         1,666         2,835
                                                                ===========   ===========   ===========   ===========
Contracts with Mortality and Expense Risk Charge of 1.50%
   Accumulation Units For Purchase Payments Received .........          145           169           (18)          (18)
   Decrease For Surrendered Contracts ........................      (19,322)      (10,786)      (13,446)       (6,977)
   Increase (Decrease) For Transfers - From (To) Other
      Divisions Or The AIGA General Account, Net .............       (1,251)         (129)       (4,008)          646
                                                                -----------   -----------   -----------   -----------
   Increase (Decrease) In Units Outstanding ..................      (20,428)      (10,746)      (17,472)       (6,349)
   Accumulation Units At Beginning Of Period .................       65,253        75,999        37,988        44,337
                                                                -----------   -----------   -----------   -----------
   Accumulation Units At End Of Period .......................       44,825        65,253        20,516        37,988
                                                                ===========   ===========   ===========   ===========

   The accompanying notes are an integral part of these financial statements.

                            A. G. Separate Account A
                                       of
                          AIG Annuity Insurance Company

                 Statements of Changes in Net Assets (Continued)

                                                                  AIG Retirement Co. I        AIG Retirement Co. I
                                                                      Stock Index                Growth & Income
                                                                          Fund                        Fund
                                                                      Division 133                Division 134
                                                               --------------------------  --------------------------
                                                                 For The        For The      For The       For The
                                                                Year Ended    Year Ended    Year Ended    Year Ended
                                                               December 31,  December 31,  December 31,  December 31,
                                                                   2008          2007          2008          2007
                                                               ------------  ------------  --------------------------
Operations:
   Net Investment Income (Loss) ..............................  $    35,695   $    (5,002)  $    20,008   $   (23,420)
   Net Realized Gains (Losses) From Securities Transactions ..      281,577       355,953       253,951       639,582
   Net Change in Unrealized Appreciation (Depreciation)
      During The Period ......................................   (3,246,113)       87,432    (2,634,295)     (155,196)
                                                                -----------   -----------   -----------   -----------
Increase (Decrease) In Net Assets From Operations ............   (2,928,841)      438,383    (2,360,336)      460,966
                                                                -----------   -----------   -----------   -----------
Principal Transactions:
   Purchase Payments .........................................       38,753        41,226        40,541        30,965
   Surrenders Of Accumulation Units By Terminations And
      Withdrawals ............................................   (1,772,318)   (2,693,098)     (993,808)   (2,031,929)
   Contract Maintenance Charge ...............................       (4,405)       (5,083)       (3,280)       (3,703)
   Amounts Transferred From (To) Other Divisions Or
      The AIGA General Account, Net ..........................     (207,299)     (143,704)      (58,976)      (89,131)
                                                                -----------   -----------   -----------   -----------
   Increase (Decrease) In Net Assets Resulting From
      Principal Transactions .................................   (1,945,269)   (2,800,659)   (1,015,523)   (2,093,798)
                                                                -----------   -----------   -----------   -----------
Total Increase (Decrease) In Net Assets ......................   (4,874,110)   (2,362,276)   (3,375,859)   (1,632,832)
Net Assets:
Beginning Of Period ..........................................    8,993,337    11,355,613     6,958,138     8,590,970
                                                                -----------   -----------   -----------   -----------
End Of Period ................................................  $ 4,119,227   $ 8,993,337   $ 3,582,279   $ 6,958,138
                                                                ===========   ===========   ===========   ===========
Changes in Units Outstanding
Contracts with Mortality and Expense Risk Charge of 1.15%
   Accumulation Units For Purchase Payments Received .........           --            --            --            --
   Decrease For Surrendered Contracts ........................           --            --            --            --
   Increase (Decrease) For Transfers - From (To) Other
      Divisions Or The AIGA General Account, Net .............           --            --            --            --
                                                                -----------   -----------   -----------   -----------
   Increase (Decrease) In Units Outstanding ..................           --            --            --            --
   Accumulation Units At Beginning Of Period .................           --            --            --            --
                                                                -----------   -----------   -----------   -----------
   Accumulation Units At End Of Period .......................           --            --            --            --
                                                                ===========   ===========   ===========   ===========
Contracts with Mortality and Expense Risk Charge of 1.40%
   Accumulation Units For Purchase Payments Received .........        2,400         1,547         2,933         1,754
   Decrease For Surrendered Contracts ........................      (90,780)      (91,905)      (66,523)      (97,938)
   Increase (Decrease) For Transfers - From (To) Other
      Divisions Or The AIGA General Account, Net .............       (7,725)       (6,299)       (1,578)       (5,109)
                                                                -----------   -----------   -----------   -----------
   Increase (Decrease) In Units Outstanding ..................      (96,105)      (96,657)      (65,168)     (101,293)
   Accumulation Units At Beginning Of Period .................      368,503       465,160       363,029       464,322
                                                                -----------   -----------   -----------   -----------
   Accumulation Units At End Of Period .......................      272,398       368,503       297,861       363,029
                                                                ===========   ===========   ===========   ===========
Contracts with Mortality and Expense Risk Charge of 1.45%
   Accumulation Units For Purchase Payments Received .........           (8)          (11)          (11)           89
   Decrease For Surrendered Contracts ........................       (1,703)       (3,193)       (1,113)       (4,959)
   Increase (Decrease) For Transfers - From (To) Other
      Divisions Or The AIGA General Account, Net .............       (3,262)          106           (70)          (45)
                                                                -----------   -----------   -----------   -----------
   Increase (Decrease) In Units Outstanding ..................       (4,973)       (3,098)       (1,194)       (4,915)
   Accumulation Units At Beginning Of Period .................       12,149        15,247        17,557        22,472
                                                                -----------   -----------   -----------   -----------
   Accumulation Units At End Of Period .......................        7,176        12,149        16,363        17,557
                                                                ===========   ===========   ===========   ===========
Contracts with Mortality and Expense Risk Charge of 1.50%
   Accumulation Units For Purchase Payments Received .........          (19)          (19)          (27)          (25)
   Decrease For Surrendered Contracts ........................      (13,006)      (54,612)       (3,657)      (25,005)
   Increase (Decrease) For Transfers - From (To) Other
      Divisions Or The AIGA General Account, Net .............       (3,239)         (883)       (2,539)           19
                                                                -----------   -----------   -----------   -----------
   Increase (Decrease) In Units Outstanding ..................      (16,264)      (55,514)       (6,223)      (25,011)
   Accumulation Units At Beginning Of Period .................       76,727       132,241        36,362        61,373
                                                                -----------   -----------   -----------   -----------
   Accumulation Units At End Of Period .......................       60,463        76,727        30,139        36,362
                                                                ===========   ===========   ===========   ===========

   The accompanying notes are an integral part of these financial statements.

                            A. G. Separate Account A
                                       of
                          AIG Annuity Insurance Company

                 Statements of Changes in Net Assets (Continued)

                                                                  AIG Retirement Co. I        AIG Retirement Co. I
                                                                 International Equities       Government Securities
                                                                          Fund                        Fund
                                                                      Division 135               Division 138
                                                               --------------------------  --------------------------
                                                                 For The        For The      For The       For The
                                                                Year Ended    Year Ended    Year Ended    Year Ended
                                                               December 31,  December 31,  December 31,  December 31,
                                                                   2008          2007          2008          2007
                                                               ------------  ------------  ------------  ------------
Operations:
   Net Investment Income (Loss) ..............................  $    22,331   $   22,170    $    39,232   $   203,040
   Net Realized Gains (Losses) From Securities Transactions ..      395,092      441,406        (40,766)      (67,442)
   Net Change in Unrealized Appreciation (Depreciation)
      During The Period ......................................   (1,468,876)    (222,025)       485,338       305,180
                                                                -----------   ----------    -----------   -----------
Increase (Decrease) In Net Assets From Operations ............   (1,051,453)     241,551        483,804       440,778
                                                                -----------   ----------    -----------   -----------
Principal Transactions:
   Purchase Payments .........................................       15,816       14,164         12,505        14,168
   Surrenders Of Accumulation Units By Terminations And
      Withdrawals ............................................     (726,715)    (871,082)    (1,857,107)   (2,201,002)
   Contract Maintenance Charge ...............................         (958)      (1,072)        (2,498)       (2,401)
   Amounts Transferred From (To) Other Divisions Or
      The AIGA General Account, Net ..........................      (28,739)     (63,977)        21,634       139,369
                                                                -----------   ----------    -----------   -----------
   Increase (Decrease) In Net Assets Resulting From
      Principal Transactions .................................     (740,596)    (921,967)    (1,825,466)   (2,049,866)
                                                                -----------   ----------    -----------   -----------
Total Increase (Decrease) In Net Assets ......................   (1,792,049)    (680,416)    (1,341,662)   (1,609,088)
Net Assets:
Beginning Of Period ..........................................    2,898,244    3,578,660      7,381,575     8,990,663
                                                                -----------   ----------    -----------   -----------
End Of Period ................................................  $ 1,106,195   $2,898,244    $ 6,039,913   $ 7,381,575
                                                                ===========   ==========    ===========   ===========
Changes in Units Outstanding
Contracts with Mortality and Expense Risk Charge of 1.15%
   Accumulation Units For Purchase Payments Received .........           --           --             --            --
   Decrease For Surrendered Contracts ........................           --           --             --            --
   Increase (Decrease) For Transfers - From (To) Other
      Divisions Or The AIGA General Account, Net .............           --           --             --            --
                                                                -----------   ----------    -----------   -----------
   Increase (Decrease) In Units Outstanding ..................           --           --             --            --
   Accumulation Units At Beginning Of Period .................           --           --             --            --
                                                                -----------   ----------    -----------   -----------
   Accumulation Units At End Of Period .......................           --           --             --            --
                                                                ===========   ==========    ===========   ===========
Contracts with Mortality and Expense Risk Charge of 1.40%
   Accumulation Units For Purchase Payments Received .........        1,223          739            775           704
   Decrease For Surrendered Contracts ........................      (29,901)     (48,445)       (87,079)     (125,608)
   Increase (Decrease) For Transfers - From (To) Other
      Divisions Or The AIGA General Account, Net .............       (1,006)      (2,830)           495         2,335
                                                                -----------   ----------    -----------   -----------
   Increase (Decrease) In Units Outstanding ..................      (29,684)     (50,536)       (85,809)     (122,569)
   Accumulation Units At Beginning Of Period .................      136,750      187,286        361,883       484,452
                                                                -----------   ----------    -----------   -----------
   Accumulation Units At End Of Period .......................      107,066      136,750        276,074       361,883
                                                                ===========   ==========    ===========   ===========
Contracts with Mortality and Expense Risk Charge of 1.45%
   Accumulation Units For Purchase Payments Received .........           (3)          22            (13)           65
   Decrease For Surrendered Contracts ........................       (7,240)        (168)        (6,790)       (5,412)
   Increase (Decrease) For Transfers - From (To) Other
      Divisions Or The AIGA General Account, Net .............          186         (120)           (34)         (676)
                                                                -----------   ----------    -----------   -----------
   Increase (Decrease) In Units Outstanding ..................       (7,057)        (266)        (6,837)       (6,023)
   Accumulation Units At Beginning Of Period .................       12,178       12,444         27,969        33,992
                                                                -----------   ----------    -----------   -----------
   Accumulation Units At End Of Period .......................        5,121       12,178         21,132        27,969
                                                                ===========   ==========    ===========   ===========
Contracts with Mortality and Expense Risk Charge of 1.50%
   Accumulation Units For Purchase Payments Received .........          (13)         (10)            19            23
   Decrease For Surrendered Contracts ........................      (22,644)      (6,191)       (19,470)      (10,844)
   Increase (Decrease) For Transfers - From (To) Other
      Divisions Or The AIGA General Account, Net .............       (1,502)      (1,347)           867         7,932
                                                                -----------   ----------    -----------   -----------
   Increase (Decrease) In Units Outstanding ..................      (24,159)      (7,548)       (18,584)       (2,889)
   Accumulation Units At Beginning Of Period .................       33,819       41,367         65,615        68,504
                                                                -----------   ----------    -----------   -----------
   Accumulation Units At End Of Period .......................        9,660       33,819         47,031        65,615
                                                                ===========   ==========    ===========   ===========

   The accompanying notes are an integral part of these financial statements.

                            A. G. Separate Account A
                                       of
                          AIG Annuity Insurance Company

                 Statements of Changes in Net Assets (Continued)

                                                                                                   Janus Aspen
                                                                    PIMCO Premier VIT               Large Cap
                                                                         Managed                     Growth
                                                                        Portfolio                   Portfolio
                                                                      Division 139                Division 141
                                                               --------------------------  --------------------------
                                                                 For The        For The      For The       For The
                                                                Year Ended    Year Ended    Year Ended    Year Ended
                                                               December 31,  December 31,  December 31,  December 31,
                                                                   2008          2007          2008          2007
                                                               ------------  ------------  ------------  ------------
Operations:
   Net Investment Income (Loss) ..............................  $   171,088   $   110,014   $   (6,922)   $   (9,821)
   Net Realized Gains (Losses) From Securities Transactions ..      (10,564)    1,445,860       65,802        46,917
   Net Change in Unrealized Appreciation (Depreciation)
      During The Period ......................................   (3,629,648)   (1,256,078)    (411,309)      100,981
                                                                -----------   -----------   ----------    ----------
Increase (Decrease) In Net Assets From Operations ............   (3,469,124)      299,796     (352,429)      138,077
                                                                -----------   -----------   ----------    ----------
Principal Transactions:
   Purchase Payments .........................................       93,583       118,243       12,374        13,780
   Surrenders Of Accumulation Units By Terminations And
      Withdrawals ............................................   (2,157,050)   (3,310,810)    (345,721)     (158,535)
   Contract Maintenance Charge ...............................       (5,359)       (5,974)        (688)         (795)
   Amounts Transferred From (To) Other Divisions Or
      The AIGA General Account, Net ..........................     (304,131)     (158,206)     (19,878)       15,915
                                                                -----------   -----------   ----------    ----------
   Increase (Decrease) In Net Assets Resulting From
      Principal Transactions .................................   (2,372,957)   (3,356,747)    (353,913)     (129,635)
                                                                -----------   -----------   ----------    ----------
Total Increase (Decrease) In Net Assets ......................   (5,842,081)   (3,056,951)    (706,342)        8,442
Net Assets:
Beginning Of Period ..........................................   12,580,845    15,637,796    1,112,669     1,104,227
                                                                -----------   -----------   ----------    ----------
End Of Period ................................................  $ 6,738,764   $12,580,845   $  406,327    $1,112,669
                                                                ===========   ===========   ==========    ==========
Changes in Units Outstanding
Contracts with Mortality and Expense Risk Charge of 1.15%
   Accumulation Units For Purchase Payments Received .........           --            --           --            --
   Decrease For Surrendered Contracts ........................           --            --           --            --
   Increase (Decrease) For Transfers - From (To) Other
      Divisions Or The AIGA General Account, Net .............           --            --           --            --
                                                                -----------   -----------   ----------    ----------
   Increase (Decrease) In Units Outstanding ..................           --            --           --            --
   Accumulation Units At Beginning Of Period .................           --            --           --            --
                                                                -----------   -----------   ----------    ----------
   Accumulation Units At End Of Period .......................           --            --           --            --
                                                                ===========   ===========   ==========    ==========
Contracts with Mortality and Expense Risk Charge of 1.40%
   Accumulation Units For Purchase Payments Received .........        6,133         5,446        1,598         1,557
   Decrease For Surrendered Contracts ........................      (95,746)     (154,361)     (23,453)      (16,354)
   Increase (Decrease) For Transfers - From (To) Other
      Divisions Or The AIGA General Account, Net .............      (12,943)       (5,412)      (4,203)        2,579
                                                                -----------   -----------   ----------    ----------
   Increase (Decrease) In Units Outstanding ..................     (102,556)     (154,327)     (26,058)      (12,218)
   Accumulation Units At Beginning Of Period .................      540,959       695,286       88,195       100,413
                                                                -----------   -----------   ----------    ----------
   Accumulation Units At End Of Period .......................      438,403       540,959       62,137        88,195
                                                                ===========   ===========   ==========    ==========
Contracts with Mortality and Expense Risk Charge of 1.45%
   Accumulation Units For Purchase Payments Received .........          (13)           29           (1)           (1)
   Decrease For Surrendered Contracts ........................       (9,018)       (1,554)      (4,362)         (215)
   Increase (Decrease) For Transfers - From (To) Other
      Divisions Or The AIGA General Account, Net .............         (426)          232          116            (1)
                                                                -----------   -----------   ----------    ----------
   Increase (Decrease) In Units Outstanding ..................       (9,457)       (1,293)      (4,247)         (217)
   Accumulation Units At Beginning Of Period .................       33,664        34,957        5,938         6,155
                                                                -----------   -----------   ----------    ----------
   Accumulation Units At End Of Period .......................       24,207        33,664        1,691         5,938
                                                                ===========   ===========   ==========    ==========
Contracts with Mortality and Expense Risk Charge of 1.50%
   Accumulation Units For Purchase Payments Received .........           65           108           (5)           (6)
   Decrease For Surrendered Contracts ........................      (39,054)       (9,488)     (22,485)       (3,927)
   Increase (Decrease) For Transfers - From (To) Other
      Divisions Or The AIGA General Account, Net .............       (9,094)       (4,092)         150          (456)
                                                                -----------   -----------   ----------    ----------
   Increase (Decrease) In Units Outstanding ..................      (48,083)      (13,472)     (22,340)       (4,389)
   Accumulation Units At Beginning Of Period .................       80,650        94,122       42,871        47,260
                                                                -----------   -----------   ----------    ----------
   Accumulation Units At End Of Period .......................       32,567        80,650       20,531        42,871
                                                                ===========   ===========   ==========    ==========

   The accompanying notes are an integral part of these financial statements.

                            A. G. Separate Account A
                                       of
                          AIG Annuity Insurance Company

                 Statements of Changes in Net Assets (Continued)

                                                                     Janus Aspen
                                                                        Series                  MFS VIT Capital
                                                                 International Growth            Opportunities
                                                                      Portfolio                     Series
                                                                     Division 142                Division 143
                                                              --------------------------  --------------------------
                                                                For The        For The       For The      For The
                                                               Year Ended    Year Ended     Year Ended   Year Ended
                                                              December 31,  December 31,   December 31, December 31,
                                                                  2008          2007           2008         2007
                                                              ------------  ------------  ------------  ------------
Operations:
   Net Investment Income (Loss) .............................  $   11,036    $  (11,219)    $  (2,470)    $  (7,066)
   Net Realized Gains (Losses) From Securities Transactions .     194,984       198,705        41,833        56,869
   Net Change in Unrealized Appreciation (Depreciation)
      During The Period .....................................    (773,184)       74,158      (237,155)       12,451
                                                               ----------    ----------     ---------     ---------
Increase (Decrease) In Net Assets From Operations ...........    (567,164)      261,644      (197,792)       62,254
                                                               ----------    ----------     ---------     ---------
Principal Transactions:
   Purchase Payments ........................................      62,590        22,664         7,334         9,527
   Surrenders Of Accumulation Units By Terminations And
      Withdrawals ...........................................    (206,634)     (216,437)     (162,830)     (146,677)
   Contract Maintenance Charge ..............................        (529)         (602)         (448)         (494)
   Amounts Transferred From (To) Other Divisions Or
      The AIGA General Account, Net .........................      (4,299)      (85,859)      (36,783)       (2,049)
                                                               ----------    ----------     ---------     ---------
   Increase (Decrease) In Net Assets Resulting From
      Principal Transactions ................................    (148,872)     (280,234)     (192,727)     (139,693)
                                                               ----------    ----------     ---------     ---------
Total Increase (Decrease) In Net Assets .....................    (716,036)      (18,590)     (390,519)      (77,439)
Net Assets:
Beginning Of Period .........................................   1,137,798     1,156,388       606,153       683,592
                                                               ----------    ----------     ---------     ---------
End Of Period ...............................................  $  421,762    $1,137,798     $ 215,634     $ 606,153
                                                               ==========    ==========     =========     =========
Changes in Units Outstanding
Contracts with Mortality and Expense Risk Charge of 1.15%
   Accumulation Units For Purchase Payments Received ........          --            --            --            --
   Decrease For Surrendered Contracts .......................          --            --            --            --
   Increase (Decrease) For Transfers - From (To) Other
      Divisions Or The AIGA General Account, Net ............          --            --            --            --
                                                               ----------    ----------     ---------     ---------
   Increase (Decrease) In Units Outstanding .................          --            --            --            --
   Accumulation Units At Beginning Of Period ................          --            --            --            --
                                                               ----------    ----------     ---------     ---------
   Accumulation Units At End Of Period ......................          --            --            --            --
                                                               ==========    ==========     =========     =========
Contracts with Mortality and Expense Risk Charge of 1.40%
   Accumulation Units For Purchase Payments Received ........       4,219         1,253           686           730
   Decrease For Surrendered Contracts .......................     (15,932)      (12,032)      (22,397)      (15,159)
   Increase (Decrease) For Transfers - From (To) Other
      Divisions Or The AIGA General Account, Net ............        (310)       (5,462)       (5,978)          177
                                                               ----------    ----------     ---------     ---------
   Increase (Decrease) In Units Outstanding .................     (12,023)      (16,241)      (27,689)      (14,252)
   Accumulation Units At Beginning Of Period ................      47,153        63,394        59,643        73,895
                                                               ----------    ----------     ---------     ---------
   Accumulation Units At End Of Period ......................      35,130        47,153        31,954        59,643
                                                               ==========    ==========     =========     =========
Contracts with Mortality and Expense Risk Charge of 1.45%
   Accumulation Units For Purchase Payments Received ........          --            --            72            58
   Decrease For Surrendered Contracts .......................          --            --            --        (1,372)
   Increase (Decrease) For Transfers - From (To) Other
      Divisions Or The AIGA General Account, Net ............         (23)          (15)           --           140
                                                               ----------    ----------     ---------     ---------
   Increase (Decrease) In Units Outstanding .................         (23)          (15)           72        (1,174)
   Accumulation Units At Beginning Of Period ................       2,206         2,221         1,799         2,973
                                                               ----------    ----------     ---------     ---------
   Accumulation Units At End Of Period ......................       2,183         2,206         1,871         1,799
                                                               ==========    ==========     =========     =========
Contracts with Mortality and Expense Risk Charge of 1.50%
   Accumulation Units For Purchase Payments Received ........          45            61           282           308
   Decrease For Surrendered Contracts .......................        (756)         (757)       (1,561)         (787)
   Increase (Decrease) For Transfers - From (To) Other
      Divisions Or The AIGA General Account, Net ............          25            44           122          (770)
                                                               ----------    ----------     ---------     ---------
   Increase (Decrease) In Units Outstanding .................        (686)         (652)       (1,157)       (1,249)
   Accumulation Units At Beginning Of Period ................      10,530        11,182         9,332        10,581
                                                               ----------    ----------     ---------     ---------
   Accumulation Units At End Of Period ......................       9,844        10,530         8,175         9,332
                                                               ==========    ==========     =========     =========

   The accompanying notes are an integral part of these financial statements.

                            A. G. Separate Account A
                                       of
                          AIG Annuity Insurance Company

                 Statements of Changes in Net Assets (Continued)

                                                                 AIG Retirement Co. I
                                                                      Science &              AIG Retirement Co. II
                                                                      Technology                    Mid Cap
                                                                         Fund                     Value Fund
                                                                     Division 144                Division 145
                                                              --------------------------  --------------------------
                                                                For The        For The      For The       For The
                                                               Year Ended    Year Ended    Year Ended    Year Ended
                                                              December 31,  December 31,  December 31,  December 31,
                                                                  2008          2007          2008          2007
                                                              ------------  ------------  ------------  ------------
Operations:
   Net Investment Income (Loss) .............................   $  (4,568)    $ (7,378)    $   (21,119)  $  (33,655)
   Net Realized Gains (Losses) From Securities Transactions .      27,158       30,312         105,169      502,150
   Net Change in Unrealized Appreciation (Depreciation)
      During The Period .....................................    (187,510)      53,382      (1,047,413)    (386,545)
                                                                ---------     --------     -----------   ----------
Increase (Decrease) In Net Assets From Operations ...........    (164,920)      76,316        (963,363)      81,950
                                                                ---------     --------     -----------   ----------
Principal Transactions:
   Purchase Payments ........................................       2,974        1,007         141,050      147,455
   Surrenders Of Accumulation Units By Terminations And
      Withdrawals ...........................................    (196,237)     (64,252)       (697,962)    (696,470)
   Contract Maintenance Charge ..............................        (178)        (195)           (826)        (936)
   Amounts Transferred From (To) Other Divisions Or
      The AIGA General Account, Net .........................     (23,909)          33         (89,676)     (29,826)
                                                                ---------     --------     -----------   ----------
   Increase (Decrease) In Net Assets Resulting From
      Principal Transactions ................................    (217,350)     (63,407)       (647,414)    (579,777)
                                                                ---------     --------     -----------   ----------
Total Increase (Decrease) In Net Assets .....................    (382,270)      12,909      (1,610,777)    (497,827)
Net Assets:
Beginning Of Period .........................................     514,120      501,211       2,867,657    3,365,484
                                                                ---------     --------     -----------   ----------
End Of Period ...............................................   $ 131,850     $514,120     $ 1,256,880   $2,867,657
                                                                =========     ========     ===========   ==========
Changes in Units Outstanding
Contracts with Mortality and Expense Risk Charge of 1.15%
   Accumulation Units For Purchase Payments Received ........          --           --              --           --
   Decrease For Surrendered Contracts .......................          --           --              --           --
   Increase (Decrease) For Transfers - From (To) Other
      Divisions Or The AIGA General Account, Net ............          --           --              --           --
                                                                ---------     --------     -----------   ----------
   Increase (Decrease) In Units Outstanding .................          --           --              --           --
   Accumulation Units At Beginning Of Period ................          --           --              --           --
                                                                ---------     --------     -----------   ----------
   Accumulation Units At End Of Period ......................          --           --              --           --
                                                                =========     ========     ===========   ==========
Contracts with Mortality and Expense Risk Charge of 1.40%
   Accumulation Units For Purchase Payments Received ........         499           87           8,707        7,586
   Decrease For Surrendered Contracts .......................     (29,025)     (10,526)        (38,573)     (30,333)
   Increase (Decrease) For Transfers - From (To) Other
      Divisions Or The AIGA General Account, Net ............      (5,686)         372          (4,890)      (1,890)
                                                                ---------     --------     -----------   ----------
   Increase (Decrease) In Units Outstanding .................     (34,212)     (10,067)        (34,756)     (24,637)
   Accumulation Units At Beginning Of Period ................      73,877       83,944         133,725      158,362
                                                                ---------     --------     -----------   ----------
   Accumulation Units At End Of Period ......................      39,665       73,877          98,969      133,725
                                                                =========     ========     ===========   ==========
Contracts with Mortality and Expense Risk Charge of 1.45%
   Accumulation Units For Purchase Payments Received ........         129          104              37           28
   Decrease For Surrendered Contracts .......................      (3,543)          --            (781)         (39)
   Increase (Decrease) For Transfers - From (To) Other
      Divisions Or The AIGA General Account, Net ............          --           --            (915)          29
                                                                ---------     --------     -----------   ----------
   Increase (Decrease) In Units Outstanding .................      (3,414)         104          (1,659)          18
   Accumulation Units At Beginning Of Period ................       4,317        4,213           4,289        4,271
                                                                ---------     --------     -----------   ----------
   Accumulation Units At End Of Period ......................         903        4,317           2,630        4,289
                                                                =========     ========     ===========   ==========
Contracts with Mortality and Expense Risk Charge of 1.50%
   Accumulation Units For Purchase Payments Received ........           5            2             141          158
   Decrease For Surrendered Contracts .......................     (14,494)      (3,122)         (7,240)      (6,072)
   Increase (Decrease) For Transfers - From (To) Other
      Divisions Or The AIGA General Account, Net ............        (128)        (112)           (450)         246
                                                                ---------     --------     -----------   ----------
   Increase (Decrease) In Units Outstanding .................     (14,617)      (3,232)         (7,549)      (5,668)
   Accumulation Units At Beginning Of Period ................      22,561       25,793          21,927       27,595
                                                                ---------     --------     -----------   ----------
   Accumulation Units At End Of Period ......................       7,944       22,561          14,378       21,927
                                                                =========     ========     ===========   ==========

   The accompanying notes are an integral part of these financial statements.

                            A. G. Separate Account A
                                       of
                          AIG Annuity Insurance Company

                 Statements of Changes in Net Assets (Continued)

                                                                 AIG Retirement Co. II       AIG Retirement Co. II
                                                                     Strategic Bond             High Yield Bond
                                                                          Fund                       Fund
                                                                     Division 146                Division 147
                                                              --------------------------  --------------------------
                                                                For The        For The      For The       For The
                                                               Year Ended    Year Ended    Year Ended    Year Ended
                                                              December 31,  December 31,  December 31,  December 31,
                                                                  2008          2007          2008          2007
                                                              ------------  ------------  ------------  ------------
Operations:
   Net Investment Income (Loss) .............................  $    40,487    $    27,404    $   9,683    $  23,536
   Net Realized Gains (Losses) From Securities Transactions .       (6,095)        65,041      (49,955)      22,772
   Net Change in Unrealized Appreciation (Depreciation)
      During The Period .....................................     (159,995)       (63,134)     (37,315)     (43,350)
                                                               -----------    -----------    ---------    ---------
Increase (Decrease) In Net Assets From Operations ...........     (125,603)        29,311      (77,587)       2,958
                                                               -----------    -----------    ---------    ---------
Principal Transactions:
   Purchase Payments ........................................        6,255          3,469        3,752          529
   Surrenders Of Accumulation Units By Terminations And
      Withdrawals ...........................................     (315,691)      (339,883)    (266,589)    (139,272)
   Contract Maintenance Charge ..............................         (431)          (435)        (233)        (302)
   Amounts Transferred From (To) Other Divisions Or
      The AIGA General Account, Net .........................       (9,350)       (26,224)    (151,187)     (28,756)
                                                               -----------    -----------    ---------    ---------
   Increase (Decrease) In Net Assets Resulting From
      Principal Transactions ................................     (319,217)      (363,073)    (414,257)    (167,801)
                                                               -----------    -----------    ---------    ---------
Total Increase (Decrease) In Net Assets .....................     (444,820)      (333,762)    (491,844)    (164,843)
Net Assets:
Beginning Of Period .........................................    1,016,943      1,350,705      605,401      770,244
                                                               -----------    -----------    ---------    ---------
End Of Period ...............................................  $   572,123    $ 1,016,943    $ 113,557    $ 605,401
                                                               ===========    ===========    =========    =========
Changes in Units Outstanding
Contracts with Mortality and Expense Risk Charge of 1.15%
   Accumulation Units For Purchase Payments Received ........           --             --           --           --
   Decrease For Surrendered Contracts .......................           --             --           --           --
   Increase (Decrease) For Transfers - From (To) Other
      Divisions Or The AIGA General Account, Net ............           --             --           --           --
                                                               -----------    -----------    ---------    ---------
   Increase (Decrease) In Units Outstanding .................           --             --           --           --
   Accumulation Units At Beginning Of Period ................           --             --           --           --
                                                               -----------    -----------    ---------    ---------
   Accumulation Units At End Of Period ......................           --             --           --           --
                                                               ===========    ===========    =========    =========
Contracts with Mortality and Expense Risk Charge of 1.40%
   Accumulation Units For Purchase Payments Received ........          540            170          239           13
   Decrease For Surrendered Contracts .......................      (17,081)       (18,463)     (15,826)      (7,565)
   Increase (Decrease) For Transfers - From (To) Other
      Divisions Or The AIGA General Account, Net ............          663         (1,739)      (9,370)      (1,426)
                                                               -----------    -----------    ---------    ---------
   Increase (Decrease) In Units Outstanding .................      (15,878)       (20,032)     (24,957)      (8,978)
   Accumulation Units At Beginning Of Period ................       47,227         67,259       32,979       41,957
                                                               -----------    -----------    ---------    ---------
   Accumulation Units At End Of Period ......................       31,349         47,227        8,022       32,979
                                                               ===========    ===========    =========    =========
Contracts with Mortality and Expense Risk Charge of 1.45%
   Accumulation Units For Purchase Payments Received ........           30             29           --           --
   Decrease For Surrendered Contracts .......................           --            (55)          --           --
   Increase (Decrease) For Transfers - From (To) Other
      Divisions Or The AIGA General Account, Net ............         (894)            66           (2)        (335)
                                                               -----------    -----------    ---------    ---------
   Increase (Decrease) In Units Outstanding .................         (864)            40           (2)        (335)
   Accumulation Units At Beginning Of Period ................        4,247          4,207          398          733
                                                               -----------    -----------    ---------    ---------
   Accumulation Units At End Of Period ......................        3,383          4,247          396          398
                                                               ===========    ===========    =========    =========
Contracts with Mortality and Expense Risk Charge of 1.50%
   Accumulation Units For Purchase Payments Received ........           (4)            (4)          (3)          (2)
   Decrease For Surrendered Contracts .......................       (2,969)        (2,100)      (1,208)        (662)
   Increase (Decrease) For Transfers - From (To) Other
      Divisions Or The AIGA General Account, Net ............         (585)            76          (42)          87
                                                               -----------    -----------    ---------    ---------
   Increase (Decrease) In Units Outstanding .................       (3,558)        (2,028)      (1,253)        (577)
   Accumulation Units At Beginning Of Period ................        9,140         11,168        2,883        3,460
                                                               -----------    -----------    ---------    ---------
   Accumulation Units At End Of Period ......................        5,582          9,140        1,630        2,883
                                                               ===========    ===========    =========    =========

   The accompanying notes are an integral part of these financial statements.

                            A. G. Separate Account A
                                       of
                          AIG Annuity Insurance Company

                 Statements of Changes in Net Assets (Continued)

                                                                      Putnam VT
                                                                   Discovery Growth
                                                                         Fund
                                                                     Division 148
                                                              --------------------------
                                                                 For The       For The
                                                               Year Ended    Year Ended
                                                              December 31,  December 31,
                                                                  2008          2007
                                                              ------------  ------------
Operations:
   Net Investment Income (Loss) .............................   $  (5,828)   $  (8,741)
   Net Realized Gains (Losses) From Securities Transactions .      54,831      102,731
   Net Change in Unrealized Appreciation (Depreciation)
      During The Period .....................................    (250,591)     (43,310)
                                                                ---------    ---------
Increase (Decrease) In Net Assets From Operations ...........    (201,588)      50,680
                                                                ---------    ---------
Principal Transactions:
   Purchase Payments ........................................       4,490        5,848
   Surrenders Of Accumulation Units By Terminations And
      Withdrawals ...........................................    (157,401)    (148,663)
   Contract Maintenance Charge ..............................        (570)        (657)
   Amounts Transferred From (To) Other Divisions Or
      The AIGA General Account, Net .........................       2,550       10,848
                                                                ---------    ---------
   Increase (Decrease) In Net Assets Resulting From
      Principal Transactions ................................    (150,931)    (132,624)
                                                                ---------    ---------
Total Increase (Decrease) In Net Assets .....................    (352,519)     (81,944)
Net Assets:
Beginning Of Period .........................................     574,385      656,329
                                                                ---------    ---------
End Of Period ...............................................   $ 221,866    $ 574,385
                                                                =========    =========
Changes in Units Outstanding
Contracts with Mortality and Expense Risk Charge of 1.15%
   Accumulation Units For Purchase Payments Received ........          --           --
   Decrease For Surrendered Contracts .......................          --           --
   Increase (Decrease) For Transfers - From (To) Other
      Divisions Or The AIGA General Account, Net ............          --           --
                                                                ---------    ---------
   Increase (Decrease) In Units Outstanding .................          --           --
   Accumulation Units At Beginning Of Period ................          --           --
                                                                ---------    ---------
   Accumulation Units At End Of Period ......................          --           --
                                                                =========    =========
Contracts with Mortality and Expense Risk Charge of 1.40%
   Accumulation Units For Purchase Payments Received ........         665          513
   Decrease For Surrendered Contracts .......................     (19,461)     (20,591)
   Increase (Decrease) For Transfers - From (To) Other
      Divisions Or The AIGA General Account, Net ............         438        1,576
                                                                ---------    ---------
   Increase (Decrease) In Units Outstanding .................     (18,358)     (18,502)
   Accumulation Units At Beginning Of Period ................      39,961       58,463
                                                                ---------    ---------
   Accumulation Units At End Of Period ......................      21,603       39,961
                                                                =========    =========
Contracts with Mortality and Expense Risk Charge of 1.45%
   Accumulation Units For Purchase Payments Received ........          94           73
   Decrease For Surrendered Contracts .......................        (955)          --
   Increase (Decrease) For Transfers - From (To) Other
      Divisions Or The AIGA General Account, Net ............          --           --
                                                                ---------    ---------
   Increase (Decrease) In Units Outstanding .................        (861)          73
   Accumulation Units At Beginning Of Period ................      14,234       14,161
                                                                ---------    ---------
   Accumulation Units At End Of Period ......................      13,373       14,234
                                                                =========    =========
Contracts with Mortality and Expense Risk Charge of 1.50%
   Accumulation Units For Purchase Payments Received ........          42           31
   Decrease For Surrendered Contracts .......................      (6,495)      (1,736)
   Increase (Decrease) For Transfers - From (To) Other
      Divisions Or The AIGA General Account, Net ............          39           40
                                                                ---------    ---------
   Increase (Decrease) In Units Outstanding .................      (6,414)      (1,665)
   Accumulation Units At Beginning Of Period ................      28,929       30,594
                                                                ---------    ---------
   Accumulation Units At End Of Period ......................      22,515       28,929
                                                                =========    =========

/(1)/ The AIM V.I. Premier Equity Fund was merged with AIM V.I. Core Equity Fund as of May 1, 2006.

   The accompanying notes are an integral part of these financial statements.

                             A.G. Separate Account A
                                       of
                          AIG Annuity Insurance Company

                          Notes to Financial Statements

1. Organization

A.G. Separate Account A (the "Separate Account") is a segregated investment account that was established by AIG Annuity Insurance Company (the "Company") to fund variable annuity insurance contracts issued by the Company. The Company is an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG"), a holding company, which through its subsidiaries is engaged in a broad range of insurance and insurance related activities, financial services, retirement savings and asset management. The Separate Account is registered with the Securities and Exchange Commission as a segregated unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

The Separate Account consists of the following variable annuity products: Elite Plus Bonus Variable Annuity and the One Multi Manager Variable Annuity. Effective February 22, 2002, the Company is no longer selling the Elite Plus Bonus Variable Annuity product. Effective March 31, 2003, the Company is no longer selling the One-Multi Manager Variable Annuity product. The distributor of the Separate Account contracts is American General Distributors, Inc., a wholly owned subsidiary of the Company; however, the Company pays all commissions. No underwriting fees are paid in connection with the distribution of the contracts. The Variable Annuity Life Insurance Company ("VALIC"), an affiliate of the Company, serves as the investment adviser to the AIG Retirement Co. I and II Series. VALIC also serves as the transfer agent and accounting services agent to AIG Retirement Co. I and II Series. AIG Global Investment Corp. ("AIGGIC") and SunAmerica Asset Management Corp. ("SAAMCO"), each an affiliate of the Company, serve as investment sub-advisers to certain underlying mutual funds of each series. Third-party portfolio managers manage the remaining mutual funds. Collectively, all of the mutual funds are referred to as "Funds" throughout these financial statements.

The VanKampen LIT Strategic Growth Fund changed names to VanKampen LIT Capital Growth Fund on April 30, 2008.

The Separate Account is divided into thirty-eight sub-accounts or "divisions". Seven of the divisions invest in one portfolio of the AIG Retirement Co. I Series and three of the divisions invest in one portfolio of the AIG Retirement Co. II Series.

As of December 31, 2008, the Funds available to contract owners through the various divisions are as follows:

Oppenheimer Variable Account Funds
   Oppenheimer Main Street Fund/VA
   Oppenheimer Capital Appreciation Fund/VA
   Oppenheimer Main Street Small Cap Fund/VA
   Oppenheimer High Income Fund/VA
Templeton Variable Products Series - Class 2
   Templeton Developing Markets Securities Fund
   Templeton Foreign Securities Fund
   Franklin Small Cap-Mid Cap Growth Securities Fund
AIM Variable Insurance Funds, Inc. - Series I
   AIM V.I. Capital Appreciation Fund
   AIM V.I. Diversified Income Fund
   AIM V.I. Core Equity Fund
   AIM V.I. International Growth Fund
Van Kampen Life Investment Trust ("LIT") - Class I Shares
   Van Kampen LIT Capital Growth Fund
   Van Kampen LIT Enterprise Portfolio
AIG Retirement Co. I
   AIG Retirement Co. I Stock Index Fund
   AIG Retirement Co. I Growth & Income Fund
   AIG Retirement Co. I International Equities Fund
   AIG Retirement Co. I Government Securities Fund
   AIG Retirement Co. I Science & Technology Fund
   AIG Retirement Co. I Money Market I Fund

                            A. G. Separate Account A
                                       of
                          AIG Annuity Insurance Company

                    Notes to Financial Statements (Continued)

1. Organization (Continued)

AIG Retirement Co. II
   AIG Retirement Co. II Mid Cap Value Fund
   AIG Retirement Co. II High Yield Bond Fund
   AIG Retirement Co. II Strategic Bond Fund
JP Morgan Insurance Trust
   JP Morgan Insurance Trust Diversified Equity Portfolio
   JP Morgan Insurance Trust Equity Index Portfolio
   JP Morgan Insurance Trust Intrepid Growth Portfolio
   JP Morgan Insurance Trust Diversified Mid Cap Value Portfolio
   JP Morgan Insurance Trust Diversified Mid Cap Growth Portfolio
   JP Morgan Insurance Trust Intrepid Mid Cap Portfolio
   JP Morgan Insurance Trust Government Bond Portfolio
   JP Morgan Insurance Trust Core Bond Portfolio
   JP Morgan Insurance Trust Balanced Portfolio
PIMCO Advisors VIT
   PIMCO Premier VIT Managed Portfolio
Janus Aspen Series Service Shares
   Janus Aspen Large Cap Growth Portfolio
   Janus Aspen International Growth Portfolio
MFS Variable Insurance Trust ("MFS VIT")
   MFS VIT Capital Opportunities Series
Putnam Variable Trust - Class IB Shares ("Putnam VT")
   Putnam VT Discovery Growth Fund
   Putnam VT Global Equity Fund

The assets of the Separate Account are segregated from the Company's other assets. The operations of the Separate Account are part of the Company.

In addition to the thirty-eight divisions above, a contract owner may allocate contract funds to a fixed account, which is part of the Company's general account.

Contract owners should refer to the ElitePlus Bonus Variable Annuity prospectus and The One-Multi Manager Variable Annuity prospectus for a complete description of the available Funds and fixed account.

Net premiums from the contracts are allocated to the divisions and invested in the Funds in accordance with contract owner instructions and are recorded as principal transactions in the Statement of Changes in Net Assets.

2. Summary of Significant Accounting Policies

The financial statements of the Separate Account have been prepared in conformity with accounting principles generally accepted in the United States of America. The following is a summary of significant accounting policies consistently followed by the Separate Account in the preparation of its financial statements.

Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect amounts reported therein. Actual results could differ from these estimates.

Investment Valuation: Investments in the Funds are valued at the net asset value per share at the close of each business day as reported by each Fund, which value their securities at fair value.

Investment Transactions and Related Investment Income: Purchases and sales of shares of the Funds are made at the net asset values of such Funds. Transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are

                            A. G. Separate Account A
                                       of
                          AIG Annuity Insurance Company

                    Notes to Financial Statements (Continued)

2. Summary of Significant Accounting Policies (Continued)

recognized at the date of sale. The cost basis to calculate the realized gains and losses is determined by recording purchases and subsequent sales on a first-in, first-out basis. Dividends and capital gain distributions from the Funds are recorded on the ex-dividend date and reinvested upon receipt.

Reserves for Annuity Contracts on Benefit: Net purchase payments made by variable annuity contract owners are accumulated based on the performance of the investments of the Separate Account until the date the contract owners select to commence annuity payments. At December 31, 2008, the Separate Account did not have contracts in the annuity payout phase; therefore, no future policy benefit reserves were required.

Accumulation Units: Accumulation units are the basic valuation unit of a deferred variable annuity. Such units are valued daily to reflect investment performance and the prorated daily deduction for administration and mortality and expense risk charges. The Company offers both standard and enhanced contracts, which have different administration and mortality and expense risk charges.

Federal Income Taxes: The Company qualifies for federal income tax treatment granted to life insurance companies under subchapter L of the Internal Revenue Service Code (the "Code"). The operations of the Separate Account are part of the total operations of the Company and are not taxed separately. Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent that the earnings are credited under the contracts. Based on this, no charge is being made currently to the Separate Account for federal income taxes. The Separate Account is not treated as a regulated investment company under the Code.

3. Fair Value Measurements

Beginning January 1, 2008, The Separate Account adopted FAS 157. The assets and liabilities recorded at fair value in the Separate Account balance sheet are measured and classified in a hierarchy for disclosure purposes consisting of three "levels" based on the observability of inputs available in the marketplace used to measure the fair values as discussed below. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Separate Account's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgments. In making the assessment, the Separate Account considers factors specific to the asset or liability.

Level 1--Fair value measurements that are quoted prices (unadjusted) in active markets that the Separate Account has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Separate Account does not adjust the quoted price for such instruments. Assets and liabilities measured at fair value on a recurring basis and classified as Level 1 include government and agency securities, actively traded listed common stocks and derivative contracts, most separate account assets and most mutual funds.

Level 2--Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals. Assets and liabilities measured at fair value on a recurring basis and classified as Level 2 generally include certain government securities, most investment-grade and high-yield corporate bonds, certain asset backed securities, certain listed equities, state, municipal and provincial obligations, hybrid securities, mutual fund and derivative contracts.

Level 3--Fair value measurements based on valuation techniques that use significant inputs that are unobservable. These measurements include circumstances in which there is little, if any, market activity for the asset or liability. Assets and liabilities measured at fair value on a recurring basis and classified as Level 3 principally include fixed maturities.

                            A. G. Separate Account A
                                       of
                          AIG Annuity Insurance Company

                    Notes to Financial Statements (Continued)

4. Charges and Deductions

Charges and deductions are applied against the current value of the Separate Account and are paid as follows:

Administrative and Mortality and Expense Risk Charge: Deductions for the administrative expenses and mortality and expense risks assumed by the Company are calculated daily, at an annual rate, on the average daily net asset value of the underlying Funds comprising the divisions attributable to the contract owners and are paid to the Company.

The annual rate for administrative expenses is 0.15% and the annual rate for the mortality and expense risks is 1.25% for the ElitePlus Bonus product, and 0.15% and 1.00%, respectively, for The One Multi-Manager Annuity product. These charges are guaranteed and cannot be increased by the Company. The administrative fee is to reimburse the Company for our administrative expenses under the Contract. This includes the expense of administration and marketing. The mortality and expense risk charges are to compensate the Company for assuming mortality and expense risks under the contract. The mortality risk that the Company assumes is the obligation to provide payments during the payout period for the life of the contract, no matter how long that might be. In addition, the Company assumes the obligation to pay during the purchase period a death benefit. The expense risk is the Company's obligation to cover the cost of issuing and administering the contract, no matter how large the cost may be.

The ElitePlus Bonus product also has optional death benefit charges of 0.05% and 0.10% for the optional Enhanced Death Benefit and the optional Annual Step-Up Death Benefit, respectively. For the years ended December 31, 2008 and 2007, deductions for all divisions of the Separate Account for the optional Death Benefit charges were $9,973 and $15,264, respectively, and mortality and expense risk charges for all divisions of the Separate Account were $903,398 and $3,308,347, respectively.

These charges are included on the mortality and expense risk charge line of the Statement of Operations.

Account Maintenance Charge: On the contract anniversary, the Company assesses an annual maintenance charge of $30 per contract during the accumulation period for the maintenance of the ElitePlus Bonus product contracts. The maintenance charges are not an expense of the Separate Account but rather are paid by redemption of units outstanding and are not assessed if the contract value on the contract anniversary equals or exceeds $40,000 for the ElitePlus Bonus product. Maintenance charges for all divisions in the Separate Account totaled $40,372 and $45,413 for the years ended December 31, 2008 and 2007, respectively. These charges are included on the contract maintenance charge line of the Statement of Changes in Net Assets.

Surrender Charge: A surrender charge is applicable to certain contract withdrawals pursuant to the contract and is payable to the Company. For the years ended December 31, 2008 and 2007, surrender charges totaled $126,733 and $316,730, respectively, and are included as a component of surrenders and withdrawals on the statement of changes in net assets. The surrender charges are paid by redemption of units outstanding and represent the sum of all divisions presented in the Separate Account. These charges are included as part of the surrenders of accumulation units by termination and withdrawal line of the Statement of Changes in Net Assets.

Premium Tax Charge: Taxes on purchase payments are imposed by some states, cities, and towns. The rate will range from 0% to 3.5%. If the law of the state, city, or town requires premium taxes to be paid when purchase payments are made, the Company will deduct the tax from such payments prior to depositing the payments into the separate account. Otherwise, such tax will be deducted from the account value when annuity payments are to begin.

                            A. G. Separate Account A
                                       of
                         AIG Annuity Insurance Company

                   Notes to Financial Statements (Continued)

5. Purchases and Sales of Investments

For the year ended December 31, 2008, the aggregate cost of purchases and proceeds from sales of investments were:

Underlying Fund                                     Division   Purchases     Sales
--------------------------------------------------- --------  ----------  ----------
JPMIT Diversified Equity Portfolio ................     1     $1,016,763  $4,264,305
JPMIT Equity Index Portfolio ......................     2         51,431   1,441,307
JPMIT Intrepid Growth Portfolio ...................     3        109,222   5,076,686
JPMIT Diversified Mid Cap Value Portfolio .........     4      2,199,731   4,200,015
JPMIT Diversified Mid Cap Growth Portfolio ........     5      1,242,578   3,059,611
JPMIT Diversified Mid Cap Portfolio ...............     6        176,885     769,846
JPMIT Government Bond Portfolio ...................     7      1,046,107   7,973,141
JPMIT Core Bond Portfolio .........................     8        863,219   6,963,119
JPMIT Balanced Portfolio ..........................     9        951,250   2,065,692
AIM V.I. International Growth Fund ................    21        147,415   3,256,594
Van Kampen LIT Capital Growth Fund ................ 22 & 136     201,628   3,493,551
Franklin Small-Mid Cap Growth Securities ..........    23        149,649     753,539
Templeton Developing Markets Securities Fund ...... 24 & 115     519,855     649,294
Oppenheimer High Income Fund/VA ................... 25 & 114     427,941   2,334,421
AIG Retirement Co. I Money Market I Fund .......... 26 & 132   2,921,856   4,033,401
Van Kampen LIT Enterprise Portfolio ...............    27          6,910     282,868
Putnam VT Global Equity Fund ...................... 29 & 149      29,480     309,488
AIM V.I. Core Equity Fund .........................    30        260,468   5,594,372
Oppenheimer Main Street Fund ......................    111       711,447   2,270,326
Oppenheimer Capital Appreciation Fund .............    112       162,033   1,693,540
Oppenheimer Main Street Small Cap Fund ............    113       193,929     953,894
Templeton Foreign Securities Fund .................    116       178,766     632,857
AIM V.I. Capital Appreciation Fund ................    117        82,783     817,446
AIM V.I. Diversified Income Fund ..................    118        82,023     588,804
AIG Retirement Co. I Stock Index Fund .............    133       754,975   2,081,720
AIG Retirement Co. I Growth & Income Fund .........    134       507,442   1,172,816
AIG Retirement Co. I International Equities Fund...    135       264,440     808,272
AIG Retirement Co. I Government Securities Fund ...    138       495,987   2,282,221
PIMCO Premier VIT Managed Portfolio ...............    139     1,331,398   2,667,604
Janus Aspen Large Cap Growth Portfolio ............    141        22,949     383,785
Janus Aspen Series International Growth Portfolio..    142       211,360     224,754
MFS VIT Capital Opportunities Series ..............    143        22,666     217,863
AIG Retirement Co. I Science & Technology Fund ....    144         4,102     226,021
AIG Retirement Co. II Mid Cap Value Fund ..........    145       251,322     888,240
AIG Retirement Co. II Strategic Bond Fund .........    146       185,721     464,452
AIG Retirement Co. II High Yield Bond Fund ........    147       146,179     550,753
Putnam VT Discovery Growth Fund ...................    148        58,601     164,579

                            A. G. Separate Account A
                                       of
                         AIG Annuity Insurance Company

                   Notes to Financial Statements (Continued)

6. Financial Highlights

A summary of unit values and units outstanding for the divisions, investment income ratios, expense ratios, excluding expenses of the underlying funds, and total return ratios for each of the five years in the period ended December 31, 2008, follows:

                           At December 31                                For the year ended December 31
              ---------------------------------------   --------------------------------------------------------------
                          Unit Fair Value       Net       Average    Investment                      Total Return
               Units         Lowest to         Assets   Net Assets     Income       Expense           Lowest to
              (000s)          Highest          (000s)     (000s)      Ratio/1/     Ratio/2/           Highest/3/
              ------   --------------------   -------   ----------   ----------   ----------   -----------------------
JP Morgan Insurance Trust Diversified Equity Portfolio, Division 1
2008 .......     663   $ 7.10                 $ 4,709     $ 8,481       1.24%        1.16%      -35.55%
2007 .......   1,113    11.02                  12,268      14,954       1.13%        1.16%        9.17%
2006 .......   1,642    10.10                  16,578      17,443       0.88%        1.15%       14.82%
2005 .......   2,093     8.79                  18,407      18,846       0.98%        1.15%        1.15%
2004 .......   2,275     8.69                  19,783      19,491       0.74%        1.16%        5.82%
JP Morgan Insurance Trust Equity Index Portfolio, Division 2
2008 .......     140   $ 6.88                 $   960     $ 2,141       2.26%        1.16%      -37.93%
2007 .......     299    11.08                   3,313       4,394       1.61%        1.17%        3.88%
2006 .......     497    10.67                   5,301       5,928       1.54%        1.16%       14.10%
2005 .......     722     9.35                   6,753       6,992       1.47%        1.15%        3.26%
2004 .......     846     9.05                   7,662       7,142       1.05%        1.16%        9.07%
JP Morgan Insurance Trust Intrepid Growth Portfolio, Division 3
2008 .......   1,058   $ 4.82                 $ 5,098     $ 9,610       1.06%        1.16%      -39.92%
2007 .......   1,813     8.02                  14,542      17,923       0.18%        1.16%       10.26%
2006 .......   2,788     7.28                  20,286      22,972       0.08%        1.16%        4.17%
2005 .......   3,699     6.98                  25,835      25,888       0.52%        1.15%        3.85%
2004 .......   4,066     6.73                  27,348      26,911       0.24%        1.16%        5.82%
JP Morgan Insurance Trust Diversified Mid Cap Value Portfolio, Division 4
2008 .......     328   $13.22                 $ 4,329     $ 8,042       1.67%        1.16%      -36.23%
2007 .......     563    20.72                  11,671      15,358       2.06%        1.17%       -0.25%
2006 .......     859    20.78                  17,856      19,097       0.81%        1.15%       15.38%
2005 .......   1,126    18.01                  20,269      21,018       0.68%        1.15%        8.50%
2004 .......   1,317    16.60                  21,859      21,249       0.53%        1.16%       14.07%
JP Morgan Insurance Trust Diversified Mid Cap Growth Portfolio, Division 5
2008 .......     279   $ 9.79                 $ 2,732     $ 5,614         --         1.16%      -44.43%
2007 .......     488    17.62                   8,602      10,137         --         1.16%       15.88%
2006 .......     742    15.20                  11,275      12,961         --         1.16%       10.11%
2005 .......   1,035    13.81                  14,290      14,503         --         1.15%        9.82%
2004 .......   1,194    12.57                  15,010      14,534         --         1.16%       11.32%
JP Morgan Insurance Trust Intrepid Mid Cap Portfolio, Division 6
2008 .......      78   $11.33                 $   889     $ 1,621       0.61%        1.16%      -39.52%
2007 .......     126    18.74                   2,368       3,397       0.67%        1.17%        1.68%
2006 .......     210    18.43                   3,879       4,246       0.42%        1.15%       12.81%
2005 .......     280    16.34                   4,573       4,606       0.13%        1.15%       15.75%
2004 .......     327    14.12                   4,610       4,361       0.20%        1.16%       13.10%
JP Morgan Insurance Trust Government Bond Portfolio, Division 7
2008 .......     673   $16.46                 $11,073     $14,762       5.65%        1.16%        8.76%
2007 .......   1,158    15.13                  17,531      21,744       5.86%        1.17%        6.25%
2006 .......   1,775    14.25                  25,279      28,430       5.45%        1.16%        2.28%
2005 .......   2,293    13.93                  31,928      33,424       4.88%        1.15%        1.90%
2004 .......   2,536    13.67                  34,657      34,666       4.85%        1.16%        3.44%
JP Morgan Insurance Trust Core Bond Portfolio, Division 8
2008 .......     687   $15.01                 $10,307     $13,906       5.98%        1.16%        0.15%
2007 .......   1,138    14.99                  17,055      21,159       5.46%        1.17%        5.08%
2006 .......   1,737    14.27                  24,783      27,481       3.91%        1.16%        2.94%
2005 .......   2,177    13.86                  30,173      31,354       3.98%        1.15%        1.22%
2004 .......   2,359    13.69                  32,295      32,498       5.12%        1.16%        2.94%

                            A. G. Separate Account A
                                       of
                         AIG Annuity Insurance Company

                   Notes to Financial Statements (Continued)

6.  Financial Highlights (Continued)

                           At December 31                                For the year ended December 31
              ---------------------------------------   --------------------------------------------------------------
                          Unit Fair Value       Net       Average    Investment                      Total Return
               Units         Lowest to         Assets   Net Assets     Income       Expense           Lowest to
              (000s)          Highest          (000s)     (000s)     Ratio/(1)/   Ratio/(2)/         Highest/(3)/
              ------   --------------------   -------   ----------   ----------   ----------   -----------------------
JP Morgan Institutional Trust Balanced Portfolio, Division 9
2008 .......     299   $ 9.19                 $ 2,748     $ 4,408       4.00%        1.16%      -25.18%
2007 .......     482    12.29                   5,920       7,617       3.48%        1.17%        4.91%
2006 .......     789    11.71                   9,242      10,027       2.92%        1.15%        9.71%
2005 .......     967    10.67                  10,318      10,784       2.64%        1.15%        1.32%
2004 .......   1,100    10.54                  11,593      11,419       2.25%        1.16%        4.52%
AIM V.I. Premier Equity Fund, Division 20 (CLOSED) /(5)/
2006 .......      --   $   --                 $    --     $24,466       1.03%        0.38%        5.18%
2005 .......   3,128     7.86                  24,600      25,512       0.81%        1.15%        4.44%
2004 .......   3,576     7.53                  26,927      26,712       0.46%        1.16%        4.56%
AIM V.I. International Growth Fund, Division 21
2008 .......     320   $10.30                 $ 3,301     $ 6,276       0.43%        1.16%      -41.07%
2007 .......     543    17.48                   9,487      11,481       0.34%        1.16%       13.39%
2006 .......     824    15.42                  12,700      13,164       0.90%        1.15%       26.76%
2005 .......   1,121    12.16                  13,633      13,499       0.63%        1.15%       16.58%
2004 .......   1,342    10.43                  14,003      13,328       0.62%        1.16%       22.58%
Van Kampen LIT Capital Growth Fund, Division 22 & 136
2008 .......     596   $ 5.72   to   $11.89   $ 5,011     $ 9,852       0.55%        1.36%      -49.76%  to   -49.58%
2007 .......     888    11.34   to    23.65    14,081      15,739       0.05%        1.34%       15.20%  to    15.61%
2006 .......   1,301     9.81   to    20.51    17,292      19,668         --         1.32%        1.32%  to     1.68%
2005 .......   1,694     9.65   to    20.22    22,077      22,983       0.27%        1.33%        6.32%  to     6.69%
2004 .......   1,991     9.05   to    19.00    24,581      24,586         --         1.34%        5.43%  to     5.80%
Franklin Small-Mid Cap Growth Securities, Division 23
2008 .......      64   $ 7.52                 $   482     $ 1,090         --         1.16%      -43.16%
2007 .......     132    13.24                   1,752       2,170         --         1.17%        9.96%
2006 .......     215    12.04                   2,586       2,931         --         1.15%        7.45%
2005 .......     285    11.20                   3,190       3,311         --         1.15%        3.59%
2004 .......     332    10.82                   3,592       3,446         --         1.16%       10.19%
Templeton Developing Markets Securities Fund, Division 24 & 115
2008 .......      66   $12.73   to   $16.23   $   930     $ 1,804      11.28%        1.32%      -52.26%  to   -52.09%
2007 .......      93    26.58   to    33.97     2,698       3,033       2.32%        1.31%       26.85%  to    27.30%
2006 .......     145    20.88   to    26.75     3,329       3,299       1.12%        1.30%       26.18%  to    26.62%
2005 .......     185    16.49   to    21.18     3,349       3,225       1.31%        1.31%       25.52%  to    25.97%
2004 .......     224    13.09   to    16.86     3,221       2,821       1.81%        1.33%       22.84%  to    23.28%
Oppenheimer High Income Fund/VA, Division 25 & 114
2008 .......     303   $ 2.75   to   $ 2.80   $   842     $ 4,539       8.43%        1.25%      -78.99%  to   -78.92%
2007 .......     525    13.07   to    13.31     6,913       9,458       7.91%        1.24%       -1.61%  to    -1.26%
2006 .......     841    13.29   to    13.52    11,224      12,264       7.90%        1.23%        7.79%  to     8.17%
2005 .......   1,065    12.31   to    12.53    13,151      13,730       6.51%        1.23%        0.78%  to     1.14%
2004 .......   1,186    12.17   to    12.42    14,501      14,601       6.26%        1.24%        7.33%  to     7.71%
AIG Retirement Co. I Money Market Fund, Division 26 & 132
2008 .......     110   $11.89   to   $13.33   $ 1,423     $ 2,160       2.32%        1.43%        0.69%  to     1.05%
2007 .......     201    11.76   to    13.22     2,535       2,816       4.60%        1.38%        3.12%  to     3.49%
2006 .......     250    11.37   to    12.81     3,022       3,373       4.50%        1.36%        3.06%  to     3.42%
2005 .......     326    10.99   to    12.42     3,818       4,325       2.66%        1.37%        1.19%  to     1.55%
2004 .......     425    10.82   to    12.26     4,928       5,732       0.77%        1.36%       -0.71%  to    -0.35%

                            A. G. Separate Account A
                                       of
                         AIG Annuity Insurance Company

                   Notes to Financial Statements (Continued)

6.  Financial Highlights (Continued)

                           At December 31                                For the year ended December 31
              ---------------------------------------   --------------------------------------------------------------
                          Unit Fair Value       Net       Average    Investment                      Total Return
               Units         Lowest to         Assets   Net Assets     Income       Expense           Lowest to
              (000s)          Highest          (000s)     (000s)     Ratio/(1)/   Ratio/(2)/         Highest/(3)/
              ------   --------------------   -------   ----------   ----------   ----------   -----------------------
Van Kampen LIT Enterprise Portfolio, Division 27
2008 .......      58   $ 5.10                 $   294     $   591       1.17%        1.16%      -43.61%
2007 .......      96     9.04                     867       1,049       0.47%        1.17%       11.38%
2006 .......     157     8.12                   1,276       1,592       0.47%        1.16%        5.85%
2005 .......     232     7.67                   1,778       1,878       0.74%        1.15%        6.91%
2004 .......     275     7.18                   1,972       1,934       0.39%        1.16%        2.86%
AIG Retirement Co. I Growth Fund, Division 28 & 151 (CLOSED) /(4)/
2004 .......      --   $   --   to   $   --   $    --     $   313         --         1.67%       -8.08%  to    -7.86%
Putnam VT Global Equity Fund, Division 29 & 149
2008 .......      23   $ 5.13   to   $ 7.00   $   129     $   343       3.10%        1.43%      -46.17%  to   -45.98%
2007 .......      57     9.53   to    12.96       579         635       2.05%        1.42%        7.38%  to     7.76%
2006 .......      68     8.87   to    12.03       639         571       0.33%        1.42%       21.38%  to    21.80%
2005 .......      68     7.31   to     9.88       524         524       0.79%        1.43%        7.16%  to     7.53%
2004 .......      78     6.82   to     9.18       571         523       2.00%        1.42%       11.97%  to    12.37%
AIM V.I. Core Equity Fund, Division 30 /(5)/
2008 .......     753     8.03                   6,043      10,619       1.70%        1.16%      -30.95%
2007 .......   1,275   $11.63                 $14,824     $18,572       0.92%        1.17%        6.87%
2006 .......   1,966    10.88                  21,382      22,030       0.52%        0.78%        8.79%
Oppenheimer Main Street Growth & Income Fund/VA, Division 111
2008 .......     485   $ 7.30   to   $ 8.24   $ 3,806     $ 6,374       1.66%        1.51%      -39.40%  to   -39.33%
2007 .......     679    12.04   to    13.59     8,800      10,467       1.06%        1.49%        2.85%  to     2.95%
2006 .......     928    11.71   to    13.21    11,719      12,690       1.21%        1.48%       13.31%  to    13.42%
2005 .......   1,241    10.33   to    11.65    13,833      14,335       1.37%        1.48%        4.39%  to     4.50%
2004 .......   1,439     9.90   to    11.16    15,356      15,219       0.86%        1.49%        7.81%  to     7.93%
Oppenheimer Capital Appreciation Fund/VA, Division 112
2008 .......     317   $ 7.63   to   $ 8.28   $ 2,588     $ 4,737       0.16%        1.51%      -46.34%  to   -46.28%
2007 .......     438    14.22   to    15.43     6,657       7,164       0.23%        1.49%       12.43%  to    12.54%
2006 .......     553    12.64   to    13.72     7,479       8,186       0.39%        1.48%        6.33%  to     6.44%
2005 .......     713    11.88   to    12.91     9,069       9,455       0.94%        1.49%        3.53%  to     3.63%
2004 .......     824    11.47   to    12.47    10,115      10,122       0.33%        1.50%        5.33%  to     5.44%
Oppenheimer Main Street Small Cap Fund/VA, Division 113
2008 .......      87   $11.63   to   $13.00   $ 1,104     $ 1,954       0.58%        1.50%      -38.77%  to   -38.70%
2007 .......     135    19.00   to    21.21     2,810       3,601       0.34%        1.48%       -2.70%  to    -2.60%
2006 .......     188    19.52   to    21.77     4,025       4,333       0.16%        1.47%       13.28%  to    13.39%
2005 .......     238    17.23   to    19.20     4,493       4,708         --         1.47%        8.28%  to     8.39%
2004 .......     298    15.92   to    17.72     5,194       4,884         --         1.48%       17.63%  to    17.75%
Templeton Foreign Securities Fund, Division 116
2008 .......      51   $ 9.93   to   $10.55   $   535     $ 1,089       2.77%        1.49%      -41.11%  to   -41.05%
2007 .......      93    16.86   to    17.90     1,652       1,809       1.93%        1.48%       13.72%  to    13.83%
2006 .......     132    14.82   to    15.73     2,042       2,118       1.26%        1.46%       19.63%  to    19.75%
2005 .......     169    12.39   to    13.14     2,190       2,279       1.18%        1.46%        8.52%  to     8.63%
2004 .......     207    11.42   to    12.10     2,470       2,332       1.05%        1.47%       16.75%  to    16.87%
AIM V.I. Capital Appreication Fund, Division 117
2008 .......     191   $ 6.54   to   $ 7.44   $ 1,373     $ 2,317         --         1.53%      -43.36%  to   -43.30%
2007 .......     262    11.54   to    13.11     3,314       3,704         --         1.51%       10.33%  to    10.44%
2006 .......     348    10.46   to    11.87     4,002       4,433       0.05%        1.50%        4.71%  to     4.82%
2005 .......     461     9.99   to    11.33     5,067       5,342       0.06%        1.49%        7.21%  to     7.32%
2004 .......     576     9.32   to    10.56     5,881       5,849         --         1.50%        5.02%  to     5.13%
AIM V.I. Diversified Income Fund, Division 118
2008 .......      74   $ 9.51   to   $ 9.66   $   702     $ 1,133       6.61%        1.50%      -17.00%  to   -16.91%
2007 .......     127    11.46   to    11.63     1,459       1,835       6.11%        1.49%        0.19%  to     0.29%
2006 .......     205    11.44   to    11.60     2,351       2,566       5.61%        1.47%        2.92%  to     3.02%
2005 .......     253    11.12   to    11.27     2,816       3,007       5.88%        1.46%        1.36%  to     1.46%
2004 .......     297    10.97   to    11.11     3,253       3,426       5.37%        1.47%        3.46%  to     3.56%

                            A. G. Separate Account A
                                       of
                         AIG Annuity Insurance Company

                   Notes to Financial Statements (Continued)

6.  Financial Highlights (Continued)

                           At December 31                                For the year ended December 31
              ---------------------------------------   --------------------------------------------------------------
                          Unit Fair Value       Net       Average    Investment                      Total Return
               Units         Lowest to         Assets   Net Assets     Income       Expense           Lowest to
              (000s)          Highest          (000s)     (000s)     Ratio/(1)/   Ratio/(2)/         Highest/(3)/
              ------   --------------------   -------   ----------   ----------   ----------   -----------------------
AIG Retirement Co. I Stock Index, Division 133
2008 .......     340   $ 7.30   to   $13.16   $ 4,119     $ 6,572       1.97%        1.49%      -38.15%  to   -38.09%
2007 .......     457    11.80   to    21.25     8,993      10,360       1.38%        1.48%        3.54%  to     3.65%
2006 .......     612    11.40   to    20.51    11,356      11,845       0.79%        1.47%       13.68%  to    13.80%
2005 .......     784    10.02   to    18.02    12,928      13,969       1.50%        1.48%        3.00%  to     3.10%
2004 .......     954     9.73   to    17.48    15,236      14,948       1.57%        1.48%        8.85%  to     8.96%
AIG Retirement Co. I Growth & Income Fund, Division 134
2008 .......     345   $ 6.96   to   $10.74   $ 3,582     $ 5,428       1.79%        1.48%      -37.70%  to   -37.64%
2007 .......     418    11.17   to    17.22     6,958       7,885       1.13%        1.48%        5.43%  to     5.54%
2006 .......     549    10.60   to    16.32     8,591       9,070       0.62%        1.47%       13.63%  to    13.74%
2005 .......     726     9.33   to    14.35     9,989      11,370       1.17%        1.47%       -0.06%  to     0.04%
2004 .......     934     9.33   to    14.34    12,805      12,714       0.96%        1.48%        9.06%  to     9.17%
AIG Retirement Co. I International Equities Fund, Division 135
2008 .......     122   $ 7.08   to   $ 9.26   $ 1,106     $ 2,013       2.54%        1.48%      -44.25%  to   -44.19%
2007 .......     183    12.70   to    16.59     2,898       3,229       2.12%        1.47%        7.13%  to     7.24%
2006 .......     242    11.85   to    15.47     3,579       3,640       1.44%        1.46%       21.22%  to    21.34%
2005 .......     308     9.78   to    12.75     3,767       3,855       1.79%        1.46%       15.24%  to    15.35%
2004 .......     386     8.49   to    11.05     4,108       3,879       1.48%        1.47%       16.09%  to    16.21%
AIG Retirement Co. I Government Securities Fund, Division 138
2008 .......     344   $15.81   to   $17.84   $ 6,040     $ 6,699       2.01%        1.47%        8.11%  to     8.22%
2007 .......     455    14.63   to    16.48     7,382       7,859       4.02%        1.46%        6.05%  to     6.15%
2006 .......     587    13.79   to    15.53     8,991      10,649       2.02%        1.45%        1.49%  to     1.59%
2005 .......     847    13.59   to    15.28    12,749      14,637       3.43%        1.45%        1.08%  to     1.18%
2004 .......   1,072    13.45   to    15.11    15,966      17,619       2.85%        1.46%        1.89%  to     1.99%
PIMCO Advisors VIT OpCap Managed Portfolio, Division 139
2008 .......     496   $ 8.49   to   $13.98   $ 6,739     $ 9,759       3.18%        1.48%      -30.82%  to   -30.75%
2007 .......     656    12.28   to    20.18    12,581      14,391       2.19%        1.47%        1.50%  to     1.60%
2006 .......     825    12.10   to    19.86    15,638      16,950       1.87%        1.46%        8.01%  to     8.12%
2005 .......   1,071    11.20   to    18.37    18,806      20,154       1.22%        1.46%        3.71%  to     3.81%
2004 .......   1,272    10.80   to    17.70    21,549      21,797       1.51%        1.47%        9.10%  to     9.22%
Janus Aspen Large Cap Growth Portfolio, Division 141
2008 .......      85   $ 4.79   to   $ 4.83   $   406     $   784       0.56%        1.53%      -40.77%  to   -40.71%
2007 .......     138     8.08   to     8.14     1,113       1,117       0.57%        1.52%       13.07%  to    13.18%
2006 .......     154     7.15   to     7.19     1,104       1,084       0.28%        1.52%        9.47%  to     9.58%
2005 .......     170     6.53   to     6.56     1,111       1,132       0.13%        1.52%        2.46%  to     2.56%
2004 .......     186     6.37   to     6.40     1,182       1,196         --         1.54%        2.64%  to     2.74%
Janus Aspen International Growth Portfolio, Division 142
2008 .......      47   $ 8.89   to   $ 8.96   $   422     $   850       2.73%        1.50%      -52.95%  to   -52.90%
2007 .......      59    18.89   to    19.02     1,138       1,118       0.43%        1.49%       26.09%  to    26.22%
2006 .......      76    14.98   to    15.07     1,156       1,029       1.91%        1.48%       44.44%  to    44.58%
2005 .......      82    10.37   to    10.42       853         747       1.08%        1.49%       29.97%  to    30.10%
2004 .......      90     7.98   to     8.01       725         742       0.78%        1.50%       16.90%  to    17.03%
MFS VIT Capital Opportunities Series, Division 143
2008 .......      42   $ 5.10   to   $ 5.14   $   216     $   421       0.84%        1.54%      -40.07%  to   -40.01%
2007 .......      70     8.51   to     8.57       606         652       0.35%        1.51%        9.47%  to     9.58%
2006 .......      87     7.78   to     7.82       684         692       0.45%        1.51%       12.10%  to    12.21%
2005 .......     103     6.94   to     6.97       720         729       0.76%        1.51%        0.17%  to     0.27%
2004 .......     109     6.92   to     6.95       761         780       0.39%        1.51%       10.77%  to    10.89%
AIG Retirement Co. I Science & Technology Fund, Division 144
2008 .......      49   $ 2.70   to   $ 2.72   $   132     $   317         --         1.50%      -46.80%  to   -46.75%
2007 .......     101     5.08   to     5.11       514         512         --         1.48%       15.92%  to    16.04%
2006 .......     114     4.38   to     4.41       501         545         --         1.47%        4.27%  to     4.37%
2005 .......     139     4.20   to     4.22       586         589         --         1.47%        1.78%  to     1.89%
2004 .......     154     4.13   to     4.14       637         630         --         1.48%       -0.72%  to    -0.62%

                            A. G. Separate Account A
                                       of
                         AIG Annuity Insurance Company

                   Notes to Financial Statements (Continued)

6.  Financial Highlights (Continued)

                           At December 31                                For the year ended December 31
              ---------------------------------------   --------------------------------------------------------------
                          Unit Fair Value       Net       Average    Investment                      Total Return
               Units         Lowest to         Assets   Net Assets     Income       Expense           Lowest to
              (000s)          Highest          (000s)     (000s)     Ratio/(1)/   Ratio/(2)/         Highest/(3)/
              ------   --------------------   -------   ----------   ----------   ----------   -----------------------
AIG Retirement Co. II Mid Cap Value Fund, Division 145
2008 .......     116   $10.76   to   $10.85   $ 1,257     $ 2,006       0.38%        1.47%      -39.62%  to   -39.55%
2007 .......     160    17.82   to    17.95     2,868       3,302       0.42%        1.46%        1.25%  to     1.35%
2006 .......     190    17.60   to    17.71     3,365       3,321       0.34%        1.45%       15.00%  to    15.12%
2005 .......     210    15.30   to    15.38     3,231       3,153       0.04%        1.46%        7.77%  to     7.88%
2004 .......     230    14.20   to    14.26     3,272       2,954       0.16%        1.47%       14.51%  to    14.63%
AIG Retirement Co. II Strategic Bond Fund, Division 146
2008 .......      40   $14.10   to   $14.21   $   572     $   841       6.24%        1.48%      -15.48%  to   -15.40%
2007 .......      61    16.68   to    16.80     1,017       1,149       3.82%        1.48%        2.58%  to     2.68%
2006 .......      83    16.26   to    16.36     1,351       1,389       3.29%        1.46%        6.93%  to     7.04%
2005 .......      93    15.21   to    15.29     1,414       1,401       4.09%        1.46%        3.33%  to     3.44%
2004 .......     105    14.72   to    14.78     1,561       1,629       5.12%        1.46%        8.95%  to     9.07%
AIG Retirement Co. II High Yield Bond Fund, Division 147
2008 .......      10   $11.22   to   $11.32   $   114     $   286       4.81%        1.51%      -32.33%  to   -32.26%
2007 .......      36    16.59   to    16.71       605         671       4.94%        1.47%       -0.06%  to     0.04%
2006 .......      46    16.60   to    16.70       770         673       5.19%        1.47%       10.65%  to    10.76%
2005 .......      44    15.00   to    15.08       664         633       5.52%        1.48%        5.64%  to     5.75%
2004 .......      43    14.20   to    14.26       625         654       8.42%        1.49%       14.14%  to    14.26%
Putnam VT Discovery Growth Fund, Division 148
2008 .......      57   $ 3.84   to   $ 3.88   $   222     $   399         --         1.60%      -44.15%  to   -44.09%
2007 .......      83     6.88   to     6.93       574         598         --         1.57%        8.66%  to     8.76%
2006 .......     103     6.33   to     6.37       656         669         --         1.55%        9.41%  to     9.52%
2005 .......     116     5.79   to     5.82       676         644         --         1.56%        5.64%  to     5.75%
2004 .......     118     5.48   to     5.50       644         665         --         1.57%        5.96%  to     6.07%

/(1)/ These amounts represent the dividends, excluding distributions of capital gains, received by the division from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in the unit values. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in \which the division invests.

/(2)/ These amounts represent the annualized contract expenses of the separate account, consisting primarily of administrative and mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

/(3)/ These amounts represent the total return for periods indicated, including changes in the value of the underlying fund, which includes expenses assessed through the reduction of unit values. The ratio does not include any expenses assessed through the redemption of units. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

/(4)/ The AIG Retirement Co. I Growth Fund was closed as of August 27, 2004.

/(5)/ The AIM V.I. Premier Equity Fund was merged with AIM V.I. Core Equity Fund as of May 1, 2006.

                            A. G. Separate Account A
                                       of
                          AIG Annuity Insurance Company

                    Notes to Financial Statements (Continued)

7. Subsequent Events

Effective February 13, 2009, the Putnam VT Discovery Growth Fund was closed.

AIG Annuity Insurance Company is in the process of changing its name to Western National Life Insurance Company. We anticipate this process will take some time to implement in all jurisdictions where we do business. We expect the name change to be completed during 2009. To begin this process, we officially changed the name in our state of domicile, Texas, and have filed the name change in all other states in which we are registered.

On March 2, 2009, AIG and the NY Fed announced their intent to enter into a transaction pursuant to which AIG will transfer to the NY Fed preferred equity interests in newly-formed special purpose vehicles ("SPV"s), in settlement of a portion of the outstanding balance of the credit facility. Each SPV will have (directly or indirectly) as its only asset 100 percent of the common stock of an AIG operating subsidiary (American International Assurance Company, Limited, together with American International Assurance Company (Bermuda) Limited ("AIA") in one case and American Life Insurance Company ("ALICO") in the other). AIG expects to own the common interests of each SPV. In exchange for the preferred equity interests received by the NY Fed, there would be a concurrent substantial reduction in the outstanding balance and maximum available amount to be borrowed on the credit facility.

AIG and the NY Fed also announced their intent to enter into a securitization transaction pursuant to which AIG will issue to the NY Fed senior certificates in one or more newly-formed SPVs backed by inforce blocks of life insurance policies in settlement of a portion of the outstanding balance of the credit facility. The amount of the credit facility reduction will be based on the proceeds received. The SPVs are expected to be consolidated by AIG. These transfers are subject to agreement on definitive terms and regulatory approvals at a later date. The Company is not currently anticipated to be a party to the proposed securitization transaction.

On October 3, 2008, AIG announced a restructuring plan under which AIG's Life Insurance & Retirement Services operations and certain other businesses would be divested in whole or in part, including the Company. Since that time, AIG has sold certain businesses and assets and has entered into contracts to sell others. However, global market conditions have continued to deteriorate, posing risks to AIG's ability to divest assets at acceptable values. AIG's restructuring plan has evolved in response to these market conditions. Specifically, AIG's current plans involve transactions between AIG and the NY Fed with respect to AIA and ALICO as noted above, as well as preparation for a potential sale of a minority stake in its property and casualty and foreign general insurance businesses. The Company is continuing to explore other restructuring alternatives to enhance its market competitiveness.

On April 17, 2009, AIG entered into an exchange agreement with the U.S. Department of the Treasury pursuant to which, among other things, the U.S. Department of the Treasury exchanged 4,000,000 shares of the Series D Preferred Stock for 400,000 shares of AIG's Series E Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share (the "Series E Preferred Stock"). The exchange agreement permits the U.S. Department of the Treasury in certain circumstances to exchange the Warrant for 53,798,766 shares of Series C Preferred Stock.

On April 17, 2009, AIG and the NY Fed amended the terms of the credit facility agreement to, among other things, remove the minimum 3.5 percent LIBOR rate. AIG also entered into a purchase agreement with the U.S. Department of the Treasury pursuant to which, among other things, AIG issued and sold to the U.S. Department of the Treasury 300,000 shares of Series F Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share (the "Series F Preferred Stock"), each share with a zero initial liquidation preference, and a warrant to purchase up to 3,000 shares of common stock. Pursuant to the purchase agreement, the U.S. Department of the Treasury has committed for five years to provide immediately available funds in an amount up to $29.835 billion so long as (i) AIG is not a debtor in a pending case under Title 11 of the United States Code and (ii) The AIG Credit Facility Trust and the U.S. Department of the Treasury in the aggregate own more than 50 percent of the aggregate voting power of AIG's voting securities. The liquidation preference of the AIG Series F Preferred Stock will increase, on a pro rata basis, by the amount of any draw down on the commitment. The amount of funds available under the commitment will be decreased by the aggregate amount of financial assistance that the U.S. Department of the Treasury provides to AIG, its subsidiaries or any special purpose vehicle established by or for the benefit of AIG or any of its subsidiaries after April 17, 2009, unless otherwise specified by the U.S. Department of the Treasury, in its sole discretion, under the terms of such financial assistance.

                            A. G. Separate Account A
                                       of
                          AIG Annuity Insurance Company

                    Notes to Financial Statements (Continued)

8. Events Related to American International Group, Inc.

In September 2008, AIG experienced a severe strain on its liquidity that resulted in AIG on September 22, 2008, entering into an $85 billion revolving credit facility and a guarantee and pledge agreement with the NY Fed. Pursuant to the credit facility agreement, on March 4, 2009, AIG issued 100,000 shares of Series C Perpetual, Convertible, Participating Preferred Stock, par value $5.00 per share and at an initial liquidation preference of $5.00 per share (the "Series C Preferred Stock") to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury. The Series C Preferred Stock is entitled to (i) participate in any dividends paid on the common stock with the payments attributable to the Series C Preferred Stock being approximately 79.9 percent of the aggregate dividends paid on AIG's common stock, treating the Series C Preferred Stock as if converted and (ii) vote with AIG's common stock on all matters submitted to AIG shareholders, and holds approximately 79.9 percent of the aggregate voting power of the common stock, treating the Series C Preferred Stock as if converted. The Series C Preferred Stock will remain outstanding even if the Credit Facility is repaid in full or otherwise terminates.

The credit facility obligations are guaranteed by certain AIG subsidiaries and the obligations are secured by a pledge of certain assets of AIG and its subsidiaries. The Company is not a guarantor of the credit facility obligations and it has not pledged any assets to secure those obligations.

On November 25, 2008, AIG entered into an agreement with the U.S. Department of the Treasury pursuant to which, among other things, AIG issued and sold to the U.S. Department of the Treasury, as part of the Troubled Assets Relief Program, $40 billion of Series D Fixed Rate Cumulative Perpetual Preferred Stock, par value $5.00 per share, (the "Series D Preferred Stock"), and a 10-year warrant to purchase 53,798,766 shares of common stock (the "Warrant"). The proceeds from the sale of the Series D Preferred Stock and the Warrant were used to repay borrowings under the credit facility and, in connection therewith, the maximum commitment amount under the credit facility agreement was reduced from $85 billion to $60 billion.

During the fourth quarter of 2008, AIG and certain of its subsidiaries entered into an agreement with the NY Fed in connection with the special purpose financing vehicle known as Maiden Lane III LLC. The Company was not a party to this agreement and this transaction did not affect the Company's financial condition, results of operations or cash flows.

On December 12, 2008, AIG, certain of AIG's wholly owned U.S. life insurance subsidiaries, and AIG Securities Lending Corp., another AIG subsidiary (the "AIG Agent"), entered into an agreement with Maiden Lane II LLC, a Delaware limited liability company whose sole member is the NY Fed ("ML II"). Pursuant to the agreement, the life insurance subsidiaries (including the Company) sold to ML II all of their undivided interests in a pool of $39.3 billion face amount of residential mortgage-backed securities ("RMBS") held by the AIG Agent, as agent of the life insurance subsidiaries, in connection with AIG's U.S. securities lending program. In exchange for the RMBS, the life insurance subsidiaries received an initial purchase price of $19.8 billion plus the right to receive deferred contingent portions of the total purchase price. Additionally, the Company received an economic interest in ML II valued at (ASLAC: $14.9 million,
FSA: $31.7 million). As a result of these actions, the U.S. securities lending program, and the interim agreement entered into with the NY Fed whereby the NY Fed borrowed securities from AIG subsidiaries in exchange for cash collateral, were terminated. The Company was not a party to this agreement and this transaction did not affect the Company's financial condition, results of operations or cash flows.

In connection with the preparation of its annual report on Form 10-K for the year ended December 31, 2008, AIG management assessed whether AIG has the ability to continue as a going concern for the next twelve months. Based on the U.S. government's continuing commitment, the agreements in principle and the other expected transactions with the NY Fed and the U.S. Department of the Treasury, AIG management's plans to stabilize AIG's businesses and dispose of its non-core assets, and after consideration of the risks and uncertainties to such plans, AIG management believes that it will have adequate liquidity to finance and operate AIG's businesses, execute its asset disposition plan and repay its obligations during this period. It is possible that the actual outcome of one or more of AIG management's plans could be materially different, or that one or more of AIG management's significant judgments or estimates about the potential effects of these risks and uncertainties could prove to be materially incorrect. If one or more of these possible outcomes is realized, AIG may need additional U.S. government support to meet its obligations as they come due. If AIG is unable to meet its obligations as they come due, management does not currently anticipate this to have a material impact on the financial statements of the Separate Account.

                            A. G. Separate Account A
                                       of
                          AIG Annuity Insurance Company

                    Notes to Financial Statements (Continued)

8. Events Related to American International Group, Inc. (Continued)

Additional information on AIG is publicly available in its regulatory filings with the U.S. Securities and Exchange Commission.

                                 ELITEPLUS BONUS
                                     PART C
                                OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements:

     (i) Audited Financial Statements - Western National Life Insurance Company Report of Independent Registered Public Accounting Firm
          Consolidated Balance Sheets
          Consolidated Statements of Income (Loss) and Comprehensive
            Income (Loss)
          Consolidated Statements of Cash Flows
          Notes to the Consolidated Financial Statements

     (ii) Audited Financial Statements - Western National Life Insurance Company A.G. Separate Account A
          Report of Independent Registered Public Accounting Firm
          Statement of Assets and Liabilities
          Statement of Operations
          Statements of Changes in Net Assets
          Schedule of Portfolio Investments
          Notes to the Financial Statements

(b)  Exhibits

     (1) American General Annuity Insurance Company Board of Directors resolution, authorizing the establishment of A. G. Separate Account A.
          (1)

     (2)  None.

     (3)  Principal Underwriter's Agreement. (1)

     (4)  (i)    Individual Fixed and Variable Deferred Annuity Contract. (1)

          (ii)   Annual Step-Up Death Benefit. (1)

          (iii)  Persistency Bonus Endorsement. (2)

          (iv)   Guaranteed Minimum Income Benefit Rider. (10)

          (v)    Gain Preservation Death Benefit Rider. (10)

          (vi)   Extended Care Waiver Endorsement. (10)

          (vii)  Market Value Adjustment Endorsement. (10)

          (viii) Tax Sheltered Annuity Endorsement. (10)

     (5)  (i)    Application Form. (3)

          (ii)   Investor Allocation Form. (3)

     (6)  (i)    Amended and Restated Articles of Incorporation of American
                 General Annuity Insurance Company. (4)

          (ii)   Restated Bylaws of American General Annuity Insurance Company.
                 (4)

          (iii) Articles of Amendment changing the name of the Corporation from American General Annuity Insurance Company to AIG Annuity Insurance Company. (11)

          (iv) Articles of Amendment changing the name of the Corporation from AIG Annuity Insurance Company to Western National Life Insurance Company (Filed herewith)

          (v) Restated Bylaws of Western National Life Insurance Company (Filed herewith)

     (7)  None.

     (8)  (i)    (A)  Participation Agreement by and among A I M Variable
                       Insurance Funds, Inc., A I M Distributors, Inc., American
                      General Annuity Insurance Company and AGA Brokerage
                      Services, Inc. dated November 23, 1998. (6)

                 (B) Form of Administrative Services Agreement between American General Annuity Insurance Company and A I M Advisors, Inc.
                      (5)

                 (C) Form of Amendment No. 1 to Participation Agreement between A I M Variable Insurance Funds, Inc., A I M Distributors, Inc., American General Annuity Insurance Company and A.G. Distributors, Inc. (formerly known as AGA Brokerage Services, Inc.). (6)

                 (D) Form of Amendment No. 2 to Participation Agreement between A I M Variable Insurance Funds, Inc., A I M Distributors, Inc., American General Annuity Insurance Company and American General Distributors, Inc. (formerly known as A.G. Distributors, Inc. and AGA Brokerage Services, Inc.).
                      (9)

          (ii)   (A)  Participation Agreement between Oppenheimer Variable
                      Account Funds, OppenheimerFunds, Inc. and American General Annuity Insurance Company. (1)

                 (B) First Amendment to Participation Agreement among Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. and American General Annuity Insurance Company. (1)

                 (C) Form of Administrative Services Agreement between American General Annuity Insurance Company and OppenheimerFunds, Inc. (5)

          (iii)  (A)  Form of Participation Agreement between Franklin Templeton
                      Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and American General Annuity Insurance Company, dated May 1, 2000. (5)

                 (B) Form of Administrative Services Agreement between American General Annuity Insurance Company and Franklin Templeton Services, Inc. (5)

                 (C) Form of First Amendment to Administrative Services Agreement between American General Annuity Insurance Company and Franklin Templeton Services, Inc. (9)

          (iv)   (A)  Participation Agreement between American General Annuity
                      Insurance Company, Van Kampen Life Investment Trust, Van Kampen Funds Inc. and Van Kampen Asset Management Inc. dated November 23, 1998. (6)

                 (B) Form of Amendment No. 1 to Participation Agreement between American General Annuity Insurance Company, Van Kampen Life Investment Trust, Van Kampen Funds Inc. and Van Kampen Asset Management Inc. (6)

                 (C) Form of Administrative Services Agreement between American General Annuity Insurance Company and Van Kampen Asset Management Inc. (5)

          (v)    (A)  Form of Participation Agreement between American General
                      Annuity Insurance Company, American General Series Portfolio Company and The Variable Annuity Life Insurance Company. (6)

                 (B) Form of Amendment No. 1 to Participation Agreement between American General Annuity Insurance Company, American General Series Portfolio Company and The Variable Annuity Life Insurance Company. (3)

          (vi) Form of Participation Agreement among American General Annuity Insurance Company, OpCap Advisors and OCC Accumulation Trust.
                 (7)

          (vii) Form of Participation Agreement among MFS Variable Insurance Trust, American General Annuity Insurance Company and Massachusetts Financial Services Company, dated November 15, 2000. (3)

          (viii) Form of Participation Agreement among Putnam Variable Trust, Putnam Mutual Funds, Corp. and American General Annuity Insurance Company, dated November 15, 2000. (3)

          (ix) Form of Participation Agreement among North American Funds Variable Product Series II, The Variable Annuity Life Insurance Company and American General Insurance Company, dated November 15, 2000. (3)

          (x)    (A)  Form of Distribution and Shareholder Services Agreement by
                      and between Janus Distributors, Inc. and American General Annuity Insurance Company, dated October 2, 2000. (3)

                 (B) Form of Fund Participation Agreement between Janus Aspen Series, Janus Distributors, Inc. and American General Annuity Insurance Company, dated October 2, 2000. (3)

     (9)  None.

     (10) Consent of Registered Public Accounting Firm. (Filed herewith)

     (11) None.

     (12) None.

     (13) Calculation of standard and nonstandard Performance Information. (8)

     (14) Powers of Attorney. (12) and (13).

     (15) Company Organizational Chart. (8)

----------
(1.) Incorporated by reference to Post-Effective Amendment No. 7 to Form N-4 Registration Statement (File No. 033-86464) of A. G. Separate Account A filed on April 29, 1999, accession number 0000950129-99-001838.

(2.) Incorporated by reference to Post-Effective Amendment No. 3 to Form N-4 Registration Statement (File No. 033-86464) of A. G. Separate Account A filed on March 2, 1998, accession number 0000928389-98-000039.

(3.) Incorporated by reference to Post-Effective Amendment No. 10 to Form N-4 Registration Statement (File No. 033-86464) of A. G. Separate Account A filed on November 3, 2000, accession number 0000950129-00-005239.

(4.) Incorporated by reference to Post-Effective Amendment No. 5 to Form N-4 Registration Statement (File No. 033-86464) of A. G. Separate Account A filed on May 26, 1998, accession number 0000928389-98-000140.

(5.) Incorporated by reference to Post-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-70801) of A. G. Separate Account A filed on April 18, 2000, accession number 0000950129-00-001880.

(6.) Incorporated by reference to Pre-Effective Amendment No. 2 to Form N-4 Registration Statement (File No. 333-70801) of A. G. Separate Account A filed on July 16, 1999, accession number 0000950129-99-003204.

(7.) Incorporated by reference to Post-Effective Amendment No. 8 to Form N-4 Registration Statement (File No. 033-86464) of A. G. Separate Account A filed on December 22, 1999, accession number 0000950129-99-005515.

(8.) Incorporated by reference to Post-Effective Amendment No. 6 to Form N-4 Registration Statement (File No. 033-86464) of A. G. Separate Account A filed on September 29, 1998, accession number 0000950129-98-004072.

(9.) Incorporated by reference to Pre-Effective Amendment No. 2 to Form N-4 Registration Statement (File No. 333-67605) of A.G. Separate Account A filed on June 29, 2000, accession number 0000950129-00-003490.

(10.) Incorporated by reference to Post-Effective Amendment No. 12 to Form N-4
      Registration Statement (File No. 033-86464) of A. G. Separate Account A filed on June 5, 2001, accession number 0000950129-01-501192.

(11.) Incorporated by reference to Post-Effective Amendment No. 14 to Form N-4
      Registration Statement (File No. 033-86464) of A. G. Separate Account A filed on April 29, 2002, accession number 0000950129-02-002149.

(12.) Incorporated by reference to Post-Effective Amendment No. 20 to Form N-4
      Registration Statement (File No. 033-86464) of A. G. Separate Account A filed on May 1, 2006, accession number 0000950129-06-004580.

(13.) Incorporated by reference to Post-Effective Amendment No. 21 to Form N-4
      Registration Statement (File No. 033-86464) of A. G. Separate Account A filed on May 1, 2007, accession number 0000950134-07-006378.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

     The directors and principal officers of the depositor are listed below as of March 5, 2009. The business address of each director and officer is 2929 Allen Parkway, Houston, Texas 77019, except where otherwise indicated.

NAME AND PRINCIPAL
BUSINESS ADDRESS           POSITIONS AND OFFICES WITH THE DEPOSITOR
OFFICER                    TITLE
------------------------   --------------------------------------------------------------
Jay Wintrob **             Director
Bruce R. Abrams            Director, President and Chief Executive Officer
Sharla A. Jackson          Director, Executive Vice President - Operations
Christopher J. Swift****   Director
Michael J. Akers           Director, Senior Vice President & Chief Actuary
Jim Coppedge               Director, Senior Vice President and General Counsel
N. Scott Gillis***         Director, Senior Vice President & Principal Financial Officer
Kathleen M. McCutcheon     Director, Senior Vice President - Human Resources
Leslie K. Bates            Senior Vice President
Lillian Caliman            Senior Vice President & Divisional Chief Information Officer
David H. den Boer          Senior Vice President & Chief Compliance Officer
Kellie Richter             Senior Vice President - Marketing Strategies
Robert E. Steele*          Senior Vice President - Specialty Products
Kenneth R. Story           Senior Vice President - Information Technology
Dori A. Artis              Vice President
David E. Ballard           Vice President
J. Elizabeth Barton        Vice President
Gregory Stephen Broer      Vice President - Actuarial
Richard A. Combs           Vice President - Actuarial
Neil J. Davidson           Vice President - Actuarial
Donald L. Davis            Vice President
Robin F. Farris            Vice President - New Business
Marysue Fitzsimmons        Vice President
Daniel Fritz               Vice President - Actuarial
Marc Gamsin**              Vice President
Tracey E. Harris           Vice President - Annuity Products
David W. Hilbig            Vice President - Education Services & Marketing Communications
Daivd Jorgensen            Vice President and Controller
Ted G. Kennedy             Vice President - Government Relations
Gary Kleinman****          Vice President
Lou McNeal                 Vice President and Treasurer
Michael E. Mead**          Vice President
Greg Outcalt**             Vice President
Rembert R. Owen, Jr.       Vice President & Assistant Secretary
Michele Hansen Powers      Vice President - Implementation
Connie E. Pritchett*       Vice President - Compliance
Phillip W. Schraub         Vice President
Brim Stonebraker           Vice President
Katherine Stoner           Vice President and Secretary
Russell Lessard            Chief AML Officer
Stephen S. Poston          Chief Operating Officer
William Fish               Investment Officer
Troy Fukumoto**            Investment Officer
Roger E. Hahn              Investment Officer

Craig R. Mitchell****      Investment Officer
Lochlan O. McNew           Investment Officer
W. Larry Mask              Real Estate Investment Officer & Assistant Secretary
Dan Cricks                 Tax Officer
Debra L. Herzog            Assistant Secretary
Christine A. Nixon**       Assistant Secretary
Paula G. Payne             Assistant Secretary
John Fleming               Assistant Treasurer
Paul Hoepfl                Assistant Treasurer
Robert C. Bauman           Administrative Officer
Deborah G. Fewell*         Administrative Officer
David Green                Administrative Officer
Wendy Green*               Administrative Officer
John Griggs                Administrative Officer
Randy Hansen               Administrative Officer
Ted D. Hennis*             Administrative Officer
Kathleen Janos             Administrative Officer
David Malleck*             Administrative Officer
Jill A. Nieskes            Administrative Officer
Linda Pinney               Administrative Officer
Carolyn Roller*            Administrative Officer
Cynthia Short              Administrative Officer
Susan Skaggs               Administrative Officer
Diana Smirl*               Administrative Officer
Thomas M. Ward             Administrative Officer

*    205 East 10th St., Amarillo, Texas 79109

**   1 SunAmerica Center, Los Angeles, California 90067

***  21650 Oxnard Ave., Woodland Hills, California 91367

**** 70 Pine Street, New York, New York 10270

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT


The Depositor is an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"). An organizational chart for AIG can be found as Exhibit 21 in AIG's Form 10-K, SEC file number 001-08787, Accession No.
0000950123-09-003734, filed March 2, 2009, Exhibit 21 is incorporated herein by reference.


     The Registrant is a separate account of Western National Life Insurance Company (Depositor).

ITEM 27. NUMBER OF CONTRACT OWNERS

     As of April 3, 2009, there were 1,983 contract owners of which 1,196 were qualified contracts offered by this Registration Statement and 787 owned non-qualified contracts offered by this Registration Statement.

ITEM 28. INDEMNIFICATION

     The Bylaws (Article VI - Section 1) of the Company provide that:

     The Corporation shall indemnify any person who was or is a party, or is threatened to be made a party, to any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative, by reason of the fact that he is or was a director or officer of the corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise (collectively, "Agent") against expenses (including attorneys' fees), judgments, fines, penalties, court costs and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement (whether with or without court approval), conviction or upon a plea of NOLO CONTENDERE or its equivalent, shall not, of itself, create a presumption that the Agent did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe that his conduct was unlawful. If several claims, issues or matters are involved, an Agent may be entitled to indemnification as to some matters even though he is not entitled as to other matters. Any director or officer of the Corporation serving in any capacity of another corporation, of which a majority of the shares entitled to vote in the election of its directors is held, directly or indirectly, by the Corporation, shall be deemed to be doing so at the request of the Corporation.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted directors and officers or controlling persons of the Company pursuant to the foregoing, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS

     (a) Registrant's principal underwriter, American General Distributors, Inc., also acts as principal underwriter for affiliated entities of Western National Life Insurance Company.

     (b) The directors and principal officers of the principal underwriter are shown below as of March 5, 2009. Unless otherwise indicated, the principal business address of each individual listed below is 2929 Allen Parkway, Houston, Texas 77019:

NAME AND PRINCIPAL        POSITION AND OFFICES WITH UNDERWRITER
BUSINESS ADDRESS           AMERICAN GENERAL DISTRIBUTORS, INC.
------------------   -----------------------------------------------
Kurt W. Bernlohr     Director, Chief Executive Officer and President
Katherine Stoner     Director and Secretary
David H. den Boer    Director and Senior Vice President
Thomas G. Norwood    Executive Vice President
Krien VerBerkmoes    Chief Compliance Officer
John Reiner          Chief Financial Officer and Treasurer
Daniel R. Cricks     Tax Officer
Robert C. Bauman     Administrative Officer
Tom Ward             Administrative Officer
Paul Hoepfl          Assistant Treasurer
Debra L. Herzog      Assistant Secretary
Paula G. Payne       Assistant Secretary

     (c)  Not Applicable.

ITEM 30. LOCATION OF RECORDS

     All records referenced under Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained and are in the custody of Western National Life Insurance Company at its principal executive office located at 2929 Allen Parkway, Houston, Texas 77019.

ITEM 31. MANAGEMENT SERVICES

     Not Applicable.

ITEM 32. UNDERTAKINGS

     a. Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen
(16) months old for so long as payments under the variable annuity contracts may be accepted.

     b. Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

     c. Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statement required to be made available under this Form promptly upon written or oral request.

     d. Western National Life Insurance Company, hereby represents that the fees and charges deducted under the Contract described in the Prospectus, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred and the risks assumed by the Company.

           REPRESENTATIONS

     (1) The Company hereby represents that it is relying upon Investment Company Act Rule 6c-7. The Company further represents that paragraphs (a) - (d) of Rule 6c-7 have been complied with.

     (2) The Company hereby represents that it is relying upon a No-Action Letter issued to the American Council of Life Insurance dated November 28, 1988 (Commission ref. IP-6-88) and that the following provisions have been complied with:

     1. Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b) (11) in each registration statement, including the prospectus, used in connection with the offer of the contract;

     2. Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b) (11) in any sales literature used in connection with the offer of the contract;

     3. Instruct sales representatives who solicit participants to purchase the contract specifically to bring the redemption restrictions imposed by Section 403(b) (11) to the attention of the potential participants; and

     4. Obtain from each plan participant who purchases a Section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding of (1) the restrictions on redemption imposed by Section 403(b) (11), and (2) other investment alternatives available under the employer's Section 403(b) arrangement to which the participant may elect to transfer his contract value.

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, A. G. Separate Account A, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this amended Registration Statement and has caused this amended Registration Statement to be signed on its behalf, in the City of Houston, and State of Texas on this 30th day of April, 2009.

                                    A. G. SEPARATE ACCOUNT A
                                    (Registrant)


                                    BY: WESTERN NATIONAL LIFE LIFE INSURANCE
                                        COMPANY
                                        (On behalf of the Registrant and itself)


                                    BY: /s/ KATHERINE STONER
                                        ----------------------------------------
                                        Katherine Stoner
                                        Vice President, Deputy General Counsel
                                        and Secretary

     As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                                            Title                    Date
---------                               ------------------------------   --------------


                  *
-------------------------------------   Director                         April 30, 2009
Jay S. Wintrob


                  *
-------------------------------------   Director and Chief               April 30, 2009
Bruce R. Abrams                         Executive Officer


                  *
-------------------------------------   Director                         April 30, 2009
Michael J. Akers


                  *
-------------------------------------   Director and Principal           April 30, 2009
N. Scott Gillis                         Financial Officer


                  *
-------------------------------------   Director and Chief Operating     April 30, 2009
Sharla A. Jackson                       Officer


                  *
-------------------------------------   Director                         April 30, 2009
Kathleen M McCutcheon


                  *
-------------------------------------   Director                         April 30, 2009
Christopher J. Swift


                  *
-------------------------------------   Director, Sr. Vice President     April 30, 2009
Jim Coppedge                            and General Counsel


/s/ DAVID JORGENSEN                     Vice President and Controller    April 30, 2009
-------------------------------------   (Principal Accounting Officer)
David Jorgensen


*/s/ KATHERINE STONER                                                    April 30, 2009
-------------------------------------
Katherine Stoner
Attorney-in- Fact

                                Index of Exhibits


Exhibit No.
-----------
6(iv)         Articles of Amendment
6(v)          Restated Bylaws of Western National Life Insurance Company
10            Consent of Registered Public Accounting Firm